UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02368

Name of Registrant: Vanguard Fixed Income Securities Funds
Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: January 31

Date of reporting period: February 1, 2014 – January 31, 2015

Item 1: Reports to Shareholders

Annual Report | January 31, 2015

Vanguard U.S. Government Bond Funds

Vanguard Short-Term Treasury Fund

Vanguard Short-Term Federal Fund

Vanguard Intermediate-Term Treasury Fund

Vanguard GNMA Fund

Vanguard Long-Term Treasury Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	4
Advisors’ Report.	11
Short-Term Treasury Fund.	16
Short-Term Federal Fund.	33
Intermediate-Term Treasury Fund.	50
GNMA Fund.	66
Long-Term Treasury Fund.	85
About Your Fund’s Expenses.	102
Glossary.	105

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2015

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Treasury Fund
Investor Shares	0.47%	0.51%	0.50%	1.01%
Admiral™ Shares	0.57	0.61	0.50	1.11
Barclays U.S. 1–5 Year Treasury Bond Index				1.75
Short-Term U.S. Treasury Funds Average				0.90
Short-Term U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Short-Term Federal Fund
Investor Shares	0.59%	0.62%	0.74%	1.36%
Admiral Shares	0.69	0.73	0.74	1.47
Barclays U.S. 1–5 Year Government Bond Index				1.75
Short-Intermediate U.S. Government Funds
Average				1.85
Short-Intermediate U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Intermediate-Term Treasury Fund
Investor Shares	1.26%	1.74%	3.64%	5.38%
Admiral Shares	1.36	1.84	3.64	5.48
Barclays U.S. 5–10 Year Treasury Bond Index				7.66
General U.S. Treasury Funds Average				13.38
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard GNMA Fund
Investor Shares	2.22%	2.66%	2.63%	5.29%
Admiral Shares	2.32	2.76	2.63	5.39
Barclays U.S. GNMA Bond Index				4.56
GNMA Funds Average				3.56

GNMA Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

1

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2015

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Long-Term Treasury Fund
Investor Shares	2.13%	3.80%	24.67%	28.47%
Admiral Shares	2.23	3.93	24.67	28.60
Barclays U.S. Long Treasury Bond Index				28.66
General U.S. Treasury Funds Average				13.38

General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

2

Your Fund’s Performance at a Glance

January 31, 2014, Through January 31, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Short-Term Treasury Fund
Investor Shares	$10.71	$10.75	$0.055	$0.013
Admiral Shares	10.71	10.75	0.066	0.013
Vanguard Short-Term Federal Fund
Investor Shares	$10.74	$10.82	$0.066	$0.000
Admiral Shares	10.74	10.82	0.077	0.000
Vanguard Intermediate-Term Treasury Fund
Investor Shares	$11.29	$11.66	$0.188	$0.040
Admiral Shares	11.29	11.66	0.199	0.040
Vanguard GNMA Fund
Investor Shares	$10.61	$10.88	$0.274	$0.009
Admiral Shares	10.61	10.88	0.285	0.009
Vanguard Long-Term Treasury Fund
Investor Shares	$11.55	$14.19	$0.372	$0.193
Admiral Shares	11.55	14.19	0.384	0.193

3

Chairman’s Letter

Dear Shareholder,

Many investors had expected yields to continue climbing across the board in 2014, but that’s not what happened.

The Federal Reserve’s winding down of its stimulative bond-buying program and subsequent bracing of the markets for a rise in interest rates did push short-term yields higher over the 12 months ended January 31, 2015. But intermediate- and long-term yields fell as prospects for the global economy grew more clouded, geopolitical tensions flared, and any upswing in inflation appeared more distant.

Because bond yields and prices move in opposite directions, the environment was positive overall for the bond market, with a strong recovery playing out among longer-dated securities. Vanguard Long-Term Treasury Fund returned 28.47%, the lion’s share of that from appreciation in bond prices. (All returns and yields cited in this letter are for the funds’ Investor Shares.) Price appreciation played a smaller role in the returns of the three U.S. government bond funds focused on shorter-dated securities. Their returns ranged from 5.38% for Vanguard Intermediate-Term Treasury Fund to 1.01% for Vanguard Short-Term Treasury Fund.

4

In terms of relative performance, Vanguard GNMA Fund outpaced its benchmark, while the three shorter-term funds lagged; the Long-Term Treasury Fund performed more or less on par with its index. The Short-Term Treasury, Long-Term Treasury, and GNMA Funds came in ahead of the average of their peers, but Vanguard Short-Term Federal Fund and the Intermediate-Term Treasury Fund fell behind.

As the yield curve flattened, the 30-day SEC yield for the Short-Term Treasury Fund climbed 13 basis points over the fiscal year, to 0.47%. (A basis point is one-hundredth of a percentage point.) By contrast, that yield fell for the four other funds, by as little as 4 basis points to as much as 124.

Fixed income returns surged, helped by stimulus abroad

The broad U.S. taxable bond market returned 6.61% for the 12 months. Monetary stimulus efforts abroad added to the allure of yields in the United States, and volatility in equity markets sent nervous investors in search of safer havens. Although the spread in yields between investment-grade corporate bonds and Treasuries widened, corporates’ greater income helped them return close to 9%.

Municipal bonds also returned almost 9%, helped by greater demand and reduced supply as well as the broader bond market’s advance.

Market Barometer
		Average Annual Total Returns
		Periods Ended January 31, 2015
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	6.61%	3.07%	4.57%
Barclays Municipal Bond Index (Broad tax-exempt market)	8.86	4.12	5.42
Citigroup Three-Month U.S. Treasury Bill Index	0.03	0.04	0.06

Stocks
Russell 1000 Index (Large-caps)	13.76%	17.62%	15.84%
Russell 2000 Index (Small-caps)	4.41	15.27	15.66
Russell 3000 Index (Broad U.S. market)	12.99	17.43	15.83
FTSE All-World ex US Index (International)	1.31	6.97	5.82

CPI
Consumer Price Index	-0.09%	1.03%	1.52%

5

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned roughly –6%; they performed poorly in large part because of the strength of the U.S. dollar.

The Fed’s target of 0%–0.25% for short-term interest rates continued to hold down returns for money market funds and savings accounts.

U.S. stocks posted strong results despite facing many challenges

Volatility picked up toward the end of the period, and flat results in December turned negative in January. Nonetheless, the broad U.S. stock market returned about 13% for the 12 months. Mostly robust U.S. corporate earnings and stimulus efforts outside the United States helped domestic equities overcome worries about lofty stock valuations, plunging oil prices, and economic weakness abroad.

The Bank of Japan, European Central Bank, and People’s Bank of China all embarked on aggressive stimulus actions. Although that was a positive for international equity markets, their performance was dampened by numerous geopolitical challenges and the strong U.S. dollar. International stocks returned about 1% in dollar terms; emerging markets stocks outpaced those of the developed markets of the Pacific and Europe.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Short-Term Treasury Fund	0.20%	0.10%	0.57%
Short-Term Federal Fund	0.20	0.10	0.97
Intermediate-Term Treasury Fund	0.20	0.10	0.51
GNMA Fund	0.21	0.11	0.95
Long-Term Treasury Fund	0.20	0.10	0.51

The fund expense ratios shown are from the prospectus dated May 28, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2015, the funds’ expense ratios were: for the Short-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Short-Term Federal Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Intermediate-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the GNMA Fund, 0.21% for Investor Shares and 0.11% for Admiral Shares; and for the Long-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2014.

Peer groups: For the Short-Term Treasury Fund, Short-Term U.S. Treasury Funds; for the Short-Term Federal Fund, Short-Intermediate U.S. Government Funds; for the Intermediate-Term Treasury Fund, General U.S. Treasury Funds; for the GNMA Fund, GNMA Funds; and for the Long-Term Treasury Fund, General U.S. Treasury Funds.

6

The decline in longer yields accelerated in the second half

After stumbling at the beginning of 2014, the U.S. economy showed signs of gaining traction. The improvement was enough for the Fed to end its bond-buying program in October. But it wasn’t enough for the central bank to begin raising interest rates, especially with inflation later falling even further below the Fed’s 2% target as the price of oil plummeted.

The combination of moderate growth, continued easy monetary policy, and low inflation helped spur investor appetite for bonds. Other factors included turmoil in

Total Returns
Ten Years Ended January 31, 2015
Average
Annual Return
Short-Term Treasury Fund Investor Shares	2.80%
Barclays U.S. 1–5 Year Treasury Bond Index	3.19
Short-Term U.S. Treasury Funds Average	2.35
Short-Term U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Short-Term Federal Fund Investor Shares	3.19%
Barclays U.S. 1–5 Year Government Bond Index	3.22
Short-Intermediate U.S. Government Funds Average	2.80
Short-Intermediate U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Intermediate-Term Treasury Fund Investor Shares	4.91%
Barclays U.S. 5–10 Year Treasury Bond Index	5.51
General U.S. Treasury Funds Average	5.74
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

GNMA Fund Investor Shares	4.82%
Barclays U.S. GNMA Bond Index	4.83
GNMA Funds Average	4.20
GNMA Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Long-Term Treasury Fund Investor Shares	7.97%
Barclays U.S. Long Treasury Bond Index	8.15
General U.S. Treasury Funds Average	5.74
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

7

the Middle East and Eastern Europe and foreign investors’ greater interest in U.S. bonds given their comparatively higher yields and the strong dollar.

With yields at the long end of the Treasury curve falling most steeply, the Long-Term Treasury Fund returned more than 28%, roughly in line with its benchmark and well ahead of its peer-group average.

The Short-Term Treasury, Short-Term Federal, and Intermediate-Term Treasury Funds, which saw less yield movement, produced returns ranging from just over 1% to more than 5%. The shorter-than-benchmark durations of all three funds contributed to their subpar relative returns. Of the three, only Short-Term Treasury outpaced its peer-group average.

In October, the Fixed Income Group invested roughly 5% of the three Treasury funds’ assets in government mortgage-backed securities. The hope is that, over the long haul, these securities will provide a diversification benefit as well as some incremental income over Treasuries. However, they weighed on performance this time around.

The Short-Term Federal Fund’s overweight allocation to agency debt helped its relative performance.

The GNMA Fund returned 5.29%, outpacing both its benchmark and its peer-group average. The fund primarily invests in Government National Mortgage Association pass-through certificates, which come with a government guarantee.

Yields
	30-Day SEC Yields on
	January 31,	January 31,
Bond Fund (Investor Shares)	2014	2015
Short-Term Treasury	0.34%	0.47%
Short-Term Federal	0.63	0.59
Intermediate-Term Treasury	1.59	1.26
GNMA	2.67	2.22
Long-Term Treasury	3.37	2.13

8

As strong demand from investors made GNMAs expensive, though, the fund’s advisor, Wellington Management Company, succeeded in boosting relative performance through stakes in other government mortgage-backed securities where it saw more value. Selection among GNMA securities was a positive as well.

Income remains an important contributor to returns over the long term

Some investors have been unsettled by the wide swings in bond prices in recent years. Price movements drove the total return for the U.S. bond market into negative territory in 2013 and contributed to the strong rebound in 2014.

Over the long haul, however, income tends to be a bigger driver of bond performance. That was true even over the past decade, when yields moved significantly lower. The chart below, which includes the annualized returns for the five bond funds in this report over the last ten years, shows that income contributed from 69% to 80% of the total return for three of those funds. Even for the intermediate- and long-term funds, which are more susceptible to price changes, income accounted for 62% and 52%, respectively, of the total return.

So keep in mind that while price swings may make headlines, income is still the bigger part of the story for patient bond investors who resist the urge to jump in and out of the market.

Income and price contributions to bond returns

Annualized ten-year returns for Investor Shares of five Vanguard funds as of January 31, 2015

Note: Figures may not add up precisely because of rounding.
Source: Vanguard.

9

For a more detailed discussion of the management of the funds, please see the Advisors’ Report that follows this letter.

The funds maintained low costs over a decade of ups and downs

Costs are a key factor in determining how much of a fund’s return investors actually get to keep. We’ve worked hard at keeping our fund costs low; our most recent data show that the annual expense ratios for the government bond funds discussed in this report were all under 22 basis points for Investor Shares (and roughly half that for Admiral Shares). At that rate, you would pay less than $2.20 per year in fund expenses on a $1,000 investment—well below the average for the funds’ peers. (See the expense ratio table on page 6.)

Low costs, along with the skill of the advisors, helped most of our government bond funds perform roughly in line with their expense-free benchmarks over the decade ended January 31, 2015. Most also outpaced the average return of their peers.

Although volatility is inevitable, you don’t have to “inherit” it

In January, Tim Buckley, Vanguard’s chief investment officer, and I answered questions from clients as part of a live webcast. It was a great opportunity to hear what you’re thinking, offer insights, and reinforce some of Vanguard’s key principles.

Not surprisingly, after January’s sharp fluctuations in the markets, volatility came up as a concern. The broad stock market had several swings of more than 1% during the month. Bond yields, meanwhile, moved sharply lower as prices rallied.

Our response? Tim and I both stressed that how you react—or don’t react—to such jolts can determine how you ultimately fare as an investor. That’s why one of those key principles highlights the need to maintain perspective and long-term discipline. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

Tim noted that the best course for long-term investors is simply to ignore daily market moves. He pointed out that investors “inherit” what would otherwise be fleeting volatility when they sell in response to a market downturn. As Tim put it, the only way to truly have a loss is to act and realize that loss.

Those are wise words to keep in mind when markets turn stormy again.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

Chairman and Chief Executive Officer February 11, 2015

10

Advisors’ Report

For the Short-, Intermediate-, and Long-Term Treasury Funds and the Short-Term Federal Fund

For the 12 months ended January 31, 2015, returns for the U.S. Government Bond Funds managed by Vanguard’s Fixed Income Group spanned a wide range, from 1.01% for Investor Shares of the Short-Term Treasury Fund to 28.60% for Admiral Shares of the Long-Term Treasury Fund. The Long-Term Treasury Fund nearly matched the return of its benchmark, while the other funds lagged theirs. Compared with the average return of their peers, the Short- and Long-Term Treasury Funds outperformed and the Short-Term Federal and Intermediate-Term Treasury Funds fell behind.

The investment environment

The U.S. economy grew about 2.4% in 2014, thanks in part to an expansion in corporate hiring and investment. The unemployment rate declined a full percentage point to 5.7% over the 12 months ended January 31, and inflation moderated on the heels of a drop in commodity prices. The Federal Reserve remained convinced that a mid-2015 interest rate hike was possible, largely because of the labor market improvement. It concluded its asset purchase program of U.S. Treasuries and mortgage-backed securities in October.

Even as the U.S. economy expanded, the global economy slowed, setting up divergent monetary policies among the central banks of developed countries.

Yields of U.S. Treasury Bonds
	January 31,	January 31,
Maturity	2014	2015
2 years	0.35%	0.52%
3 years	0.70	0.83
5 years	1.51	1.27
10 years	2.70	1.75
30 years	3.64	2.32
Source: Vanguard.

11

The United States edged toward a tighter policy as the rest of the world generally loosened, helping the U.S. dollar appreciate by more than 15%. The stronger dollar, declining headline inflation, and an improving U.S. fiscal deficit kept a lid on long-term interest rates.

Global central banks’ relaxation of their monetary policies culminated in January when the European Central Bank announced a quantitative easing program, with purchases to begin in March. G10 sovereign rates declined sharply over the latter half of 2014, making U.S. interest rates more attractive for foreign investors. As a result of these purchases and slowing inflation, U.S. Treasury yield curve spreads narrowed. Long-term interest rates fell significantly, and short-maturity rates rose only modestly. (See the yield table on page 11.)

Management of the funds

For the fiscal year, the funds had shorter durations than their benchmark indexes. This strategy, designed to protect the funds from rising interest rates, dragged on performance as rates generally declined throughout the period.

Overweight allocations to mortgage-backed securities also hurt the funds when these securities failed to keep pace with Treasuries as rates fell sharply in January. We maintained our position, however, as mortgage-backed securities are expected to outperform over the long run.

Strategies that added to the results of the Treasury funds included opportunistic duration positions and ones that sought to capture yield-curve-spread changes over various time frames.

The Short-Term Federal Fund also focused on relative value within the agency and mortgage-backed securities sectors, where selection boosted performance.

The outlook

In the year ahead, the Fed is likely to raise its emergency rate level of near 0% by at least 25 basis points. The timing and scope of increases, however, will still depend on several factors. These include the pace of expansion in the economy, gains in employment and wages, and stability in the core personal consumer expenditure price index—the Fed’s preferred inflation measure. The forces that held long-term interest rates lower last year are expected to factor against a rapid rise in 2015.

This scenario could be derailed, however, if there were a sharp reacceleration in headline inflation, inflation expectations, or both, which most likely would push up long-term interest rates. In their annual outlook, our economists highlighted an expectation for a backdrop for price increases similar to those of recent years, with inflation of 1% to 3% likely over the medium term. We anticipate, therefore, a return to a low but positive headline inflation rate late in 2015 and a slow, modest rise in interest rates this year.

12

However, exiting from the rate levels of the financial crisis era may prove challenging for the Fed; the markets, much as they did in 2013, may experience more interest rate volatility. Bond returns are likely to remain low for some time, but higher yields generally should prove welcome, allowing the funds to reinvest income at higher rates.

Management of your funds remains robust. The recent changes to the portfolio managers at the helm of the Short-Term, Intermediate-Term, and Long-Term Treasury Funds and the Short-Term Federal Fund, as well as to senior leadership in the Fixed Income Group, reflect a rotation of assignments within Vanguard. Our investment philosophy, strategy, and overall portfolio process have not changed, and we remain focused on producing competitive returns.

Gregory Davis, CFA, Principal and Head of Fixed Income Group Gemma Wright-Casparius, Principal and Portfolio Manager Brian Quigley, Portfolio Manager Vanguard Fixed Income Group February 18, 2015

For the GNMA Fund

Investor Shares of Vanguard GNMA Fund returned 5.29% and Admiral Shares returned 5.39% for the12 months ended January 31, 2015. The fund outpaced its benchmark index as well as the average return of its peers.

Investment environment

The U.S. economy began 2014 on a weak note as bad weather hindered growth in the first quarter. But it quickly rebounded and went on to post, in the third quarter, its strongest improvement in more than a decade. Job growth continued at a steady pace, and the unemployment rate fell to a six-year low. Consumer confidence inched higher, buoyed as gasoline prices began falling in the second half of the year. The housing recovery progressed in fits and starts, and home prices moderated after posting a strong gain in 2013.

The Federal Reserve ended the quantitative easing program begun in 2008, reflecting its confidence in the recovery at home despite the global slowdown. In December, it took another step toward normalizing policy by replacing a pledge to keep borrowing costs low for a “considerable time” with an assurance that it would be “patient” about the timing of an eventual interest rate increase.

13

Developed-market bond yields fell over the fiscal year as global economic fears kept central banks accommodative. The U.S. Treasury curve flattened. Longer-term interest rates declined, aided by demand for safe-haven assets and the outlook for low inflation, and shorter-dated Treasury yields rose in anticipation of tighter Fed monetary policy. The outperformance of U.S. bonds compared with their global counterparts led to rising volatility, and the U.S. dollar index hit an eight-year high in December.

As a group, agency mortgage-backed securities (MBS) posted total returns of 5.38%. This lagged the performance of duration-equivalent Treasuries by 0.54 percentage point for the fiscal year, as measured by the Barclays MBS Fixed Rate Index.

Overall, the mortgage market managed to weather a number of potential challenges. The Fed completed its MBS purchase program in October but will continue to reinvest prepayments from its existing holdings. In 2014, the U.S. government announced programs aimed at streamlining MBS issuance and increasing the availability of mortgage credit to homeowners.

This could result in increasing supply or prepayment speeds or both. However, the market took most of these changes in stride, downplaying the probability of a significant impact. Further, although interest rates fell, homeowner refinancing rates didn’t drop quite as much, which kept a lid on prepayments and gross supply. Net supply also underwhelmed through much of the year, probably because of a still-constrained mortgage credit environment.

Volatility remained generally low. It did, however, pick up late last year as the drop in oil prices, geopolitical concerns, and the timing of the Fed’s next move introduced more uncertainty. In January, the U.S. government surprised the market by announcing that the Federal Housing Administration would reduce annual mortgage insurance premiums for both FHA purchase and refinance mortgages.

GNMA mortgages underperformed the broader agency mortgage market during the period as they grappled with increased production, diminished bank demand, and the expectation of faster prepayments. January’s announcement of the reduced mortgage insurance premiums was especially hard on GNMA MBS, because the changes are likely to make GNMA mortgages easier to refinance. Adjusting for duration, performance was weakest in low-coupon GNMAs, including those with 3.0%, 3.5%, and 4.0% coupons.

14

Fund successes

The fund outpaced its benchmark for the period. It was positioned with an underweight to GNMA MBS in favor of out-of-benchmark allocations to Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac) MBS, as well as Fannie Mae multifamily Delegated Underwriting and Servicing securities (DUS). These allocations benefited performance as conventional loans outperformed GNMAs.

Our GNMA holdings were underweighted in lower-coupon (3.0% and 3.5%) mortgages, which bore the brunt of investors’ faster prepayment expectations. A slight overweighting of older, seasoned, higher-coupon mortgages also helped.

Fund shortfalls

The fund’s allocation to agency collateralized mortgage obligations detracted modestly from relative returns.

Fund positioning

We remain tactically cautious about the MBS sector. Spreads are tight at present, but they could come under pressure should volatility increase substantially from its currently low level. Our expectations for spread widening are constrained over the longer term, however, because increases in the supply of Treasuries should support mortgages. In addition, the attractiveness of the U.S. rate structure compared with those of other developed markets should drive demand from international buyers.

Given our slight underweighting to the MBS sector, we are replacing some lost income with assets with more attractive convexity profiles, such as Fannie Mae DUS bonds, which should perform better if volatility rises. We also see conventional MBS as having better value than GNMAs, and we have out-of-benchmark allocations to Fannie Mae and Freddie Mac mortgages.

Michael F. Garrett

Senior Managing Director and Fixed Income Portfolio Manager Wellington Management Company LLP February 18, 2015

15

Short-Term Treasury Fund

Fund Profile
As of January 31, 2015

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VFISX		VFIRX
Expense Ratio[1]	0.20%		0.10%
30-Day SEC Yield	0.47%		0.57%

Financial Attributes

		Barclays Barclays
		1–5 Year	Aggregate
		Treasury	Bond
	Fund	Index	Index
Number of Bonds	118	154	9,079
Yield to Maturity
(before expenses)	0.6%	0.7%	1.9%
Average Coupon	1.4%	1.6%	3.3%
Average Duration	2.3 years	2.6 years	5.4 years
Average Effective
Maturity	2.5 years	2.7 years	7.6 years
Short-Term
Reserves	-4.7%	—	—
The fund invested a portion of its cash reserves in equity and fixed income markets through the use of index futures contracts. After the effect of the futures investments, the fund’s temporary cash portion was negative.

Sector Diversification (% of portfolio)
Government Mortgage-Backed			5.0%
Treasury/Agency			95.0
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
	Barclays	Barclays
	1–5 Year	Aggregate
	Treasury	Bond
	Index	Index
R-Squared	0.94	0.71
Beta	0.66	0.22
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year		-5.2%
1 - 3 Years		79.0
3 - 5 Years		25.3
5 - 7 Years		0.9

Distribution by Credit Quality (% of portfolio)
U.S. Government		99.8%
Not Rated		0.2
Credit-quality ratings are from Moody's and S&P. The higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 28, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2015, the expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

16

Short-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2005, Through January 31, 2015
Initial Investment of $10,000

Average Annual Total Returns
Periods Ended January 31, 2015
Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
Short-Term Treasury Fund Investor
	Shares	1.01%	1.17%	2.80%	$13,184
••••••••	Barclays U.S. 1–5 Year Treasury Bond
	Index	1.75	1.77	3.19	13,693
– – – –	Short-Term U.S. Treasury Funds

	Barclays Average U.S. Aggregate Bond Index	6.61 0.90	0.84 4.57	4.86 2.35	16,074 12,613
Short-Term U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Short-Term Treasury Fund Admiral Shares	1.11%	1.27%	2.92%	$66,689
Barclays U.S. 1–5 Year Treasury Bond Index	1.75	1.77	3.19	68,465
Barclays U.S. Aggregate Bond Index	6.61	4.57	4.86	80,368

See Financial Highlights for dividend and capital gains information.

17

Short-Term Treasury Fund

Fiscal-Year Total Returns (%): January 31, 2005, Through January 31, 2015
				Barclays
				1–5 Year
				Treasury
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2006	3.20%	-1.34%	1.86%	1.46%
2007	4.30	-0.48	3.82	3.83
2008	4.58	5.26	9.84	10.35
2009	2.70	1.79	4.49	5.84
2010	1.60	0.90	2.50	1.95
2011	1.09	0.83	1.92	2.94
2012	0.68	1.56	2.24	3.38
2013	0.41	-0.02	0.39	0.45
2014	0.36	-0.08	0.28	0.38
2015	0.51	0.50	1.01	1.75

Average Annual Total Returns: Periods Ended December 31, 2014

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/28/1991	0.71%	1.24%	1.94%	0.80%	2.74%
Admiral Shares	2/13/2001	0.82	1.34	2.06	0.80	2.86

18

Short-Term Treasury Fund

Financial Statements

Statement of Net Assets
As of January 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (104.9%)
U.S. Government Securities (99.6%)
United States Treasury Note/Bond	0.250%	2/29/16	140,000	140,066
United States Treasury Note/Bond	0.250%	4/15/16	83,000	83,026
United States Treasury Note/Bond	0.375%	4/30/16	213,000	213,332
United States Treasury Note/Bond	2.000%	4/30/16	132,000	134,826
United States Treasury Note/Bond	2.625%	4/30/16	67,000	68,947
United States Treasury Note/Bond	0.250%	5/15/16	139,000	138,978
United States Treasury Note/Bond	0.375%	5/31/16	130,000	130,183
United States Treasury Note/Bond	1.750%	5/31/16	53,000	54,019
United States Treasury Note/Bond	3.250%	5/31/16	44,000	45,726
United States Treasury Note/Bond	0.500%	6/15/16	130,000	130,406
United States Treasury Note/Bond	0.500%	6/30/16	93,000	93,276
United States Treasury Note/Bond	1.500%	6/30/16	16,000	16,270
United States Treasury Note/Bond	3.250%	6/30/16	25,000	26,039
United States Treasury Note/Bond	0.625%	7/15/16	100,000	100,453
United States Treasury Note/Bond	0.500%	7/31/16	66,000	66,185
United States Treasury Note/Bond	1.500%	7/31/16	72,000	73,260
United States Treasury Note/Bond	0.625%	8/15/16	56,000	56,254
United States Treasury Note/Bond	4.875%	8/15/16	37,000	39,579
United States Treasury Note/Bond	0.500%	8/31/16	68,000	68,170
United States Treasury Note/Bond	1.000%	8/31/16	120,000	121,237
United States Treasury Note/Bond	3.000%	8/31/16	51,000	53,128
United States Treasury Note/Bond	0.875%	9/15/16	77,000	77,638
United States Treasury Note/Bond	0.500%	9/30/16	82,000	82,180
United States Treasury Note/Bond	1.000%	9/30/16	91,000	91,966
United States Treasury Note/Bond	3.000%	9/30/16	54,000	56,337
United States Treasury Note/Bond	0.625%	10/15/16	68,000	68,276
United States Treasury Note/Bond	0.375%	10/31/16	55,000	54,983
United States Treasury Note/Bond	1.000%	10/31/16	86,000	86,913
United States Treasury Note/Bond	3.125%	10/31/16	76,000	79,586
United States Treasury Note/Bond	0.625%	11/15/16	139,000	139,543
United States Treasury Note/Bond	4.625%	11/15/16	63,000	67,715
United States Treasury Note/Bond	7.500%	11/15/16	20,000	22,503
United States Treasury Note/Bond	0.500%	11/30/16	160,000	160,250
United States Treasury Note/Bond	0.875%	11/30/16	115,000	115,952
United States Treasury Note/Bond	0.625%	12/15/16	140,000	140,525
United States Treasury Note/Bond	0.625%	12/31/16	75,000	75,258
United States Treasury Note/Bond	0.875%	12/31/16	140,000	141,137

19

Short-Term Treasury Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	3.250%	12/31/16	51,000	53,701
United States Treasury Note/Bond	0.750%	1/15/17	125,000	125,742
United States Treasury Note/Bond	0.500%	1/31/17	90,000	90,070
United States Treasury Note/Bond	0.875%	1/31/17	110,000	110,893
United States Treasury Note/Bond	0.625%	2/15/17	127,000	127,357
United States Treasury Note/Bond	0.875%	2/28/17	80,000	80,625
United States Treasury Note/Bond	3.000%	2/28/17	50,000	52,578
United States Treasury Note/Bond	0.750%	3/15/17	15,000	15,082
United States Treasury Note/Bond	1.000%	3/31/17	48,000	48,495
United States Treasury Note/Bond	3.250%	3/31/17	9,000	9,526
United States Treasury Note/Bond	0.875%	4/30/17	155,000	156,138
United States Treasury Note/Bond	0.875%	5/15/17	45,000	45,330
United States Treasury Note/Bond	0.625%	5/31/17	55,000	55,086
United States Treasury Note/Bond	0.875%	6/15/17	76,000	76,523
United States Treasury Note/Bond	0.750%	6/30/17	75,000	75,304
United States Treasury Note/Bond	2.500%	6/30/17	40,000	41,838
United States Treasury Note/Bond	0.875%	7/15/17	62,000	62,427
United States Treasury Note/Bond	0.500%	7/31/17	50,000	49,852
United States Treasury Note/Bond	2.375%	7/31/17	61,000	63,650
United States Treasury Note/Bond	0.875%	8/15/17	67,000	67,387
United States Treasury Note/Bond	4.750%	8/15/17	12,000	13,241
United States Treasury Note/Bond	0.625%	8/31/17	16,000	15,985
United States Treasury Note/Bond	1.875%	8/31/17	11,500	11,856
United States Treasury Note/Bond	1.000%	9/15/17	72,000	72,608
United States Treasury Note/Bond	0.625%	9/30/17	54,000	53,907
United States Treasury Note/Bond	1.875%	9/30/17	60,000	61,865
United States Treasury Note/Bond	0.875%	10/15/17	67,000	67,324
United States Treasury Note/Bond	0.750%	10/31/17	63,000	63,069
United States Treasury Note/Bond	1.875%	10/31/17	25,000	25,781
United States Treasury Note/Bond	0.625%	11/30/17	96,000	95,715
United States Treasury Note/Bond	1.000%	12/15/17	91,000	91,697
United States Treasury Note/Bond	0.750%	12/31/17	94,000	93,985
United States Treasury Note/Bond	2.750%	12/31/17	87,000	91,976
United States Treasury Note/Bond	0.875%	1/31/18	145,000	145,431
United States Treasury Note/Bond	3.500%	2/15/18	9,000	9,726
United States Treasury Note/Bond	0.750%	2/28/18	30,000	29,948
United States Treasury Note/Bond	2.750%	2/28/18	52,000	55,047
United States Treasury Note/Bond	0.750%	3/31/18	55,000	54,845
United States Treasury Note/Bond	2.875%	3/31/18	50,000	53,172
United States Treasury Note/Bond	0.625%	4/30/18	101,000	100,274
United States Treasury Note/Bond	3.875%	5/15/18	19,000	20,864
United States Treasury Note/Bond	1.000%	5/31/18	93,000	93,349
United States Treasury Note/Bond	2.375%	5/31/18	10,000	10,489
United States Treasury Note/Bond	1.375%	6/30/18	9,817	9,975
United States Treasury Note/Bond	2.375%	6/30/18	13,000	13,642
United States Treasury Note/Bond	1.375%	7/31/18	12,000	12,189
United States Treasury Note/Bond	2.250%	7/31/18	7,000	7,319
United States Treasury Note/Bond	1.500%	8/31/18	35,000	35,689
1 United States Treasury Note/Bond	1.250%	10/31/18	56,000	56,560
United States Treasury Note/Bond	1.750%	10/31/18	9,000	9,256
United States Treasury Note/Bond	1.250%	11/30/18	28,000	28,263
United States Treasury Note/Bond	1.375%	11/30/18	11,000	11,160
United States Treasury Note/Bond	1.375%	12/31/18	13,000	13,177
United States Treasury Note/Bond	1.500%	12/31/18	37,000	37,694
United States Treasury Note/Bond	1.500%	1/31/19	23,000	23,424

20

	Short-Term Treasury Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	1.375%	2/28/19	18,000	18,233
	United States Treasury Note/Bond	1.500%	2/28/19	28,000	28,521
	United States Treasury Note/Bond	1.625%	3/31/19	27,500	28,145
	United States Treasury Note/Bond	1.625%	4/30/19	26,200	26,818
	United States Treasury Note/Bond	3.125%	5/15/19	30,000	32,559
	United States Treasury Note/Bond	1.125%	5/31/19	55,000	55,112
	United States Treasury Note/Bond	1.500%	5/31/19	23,600	24,013
	United States Treasury Note/Bond	1.000%	6/30/19	10,100	10,059
	United States Treasury Note/Bond	1.625%	6/30/19	27,000	27,624
	United States Treasury Note/Bond	0.875%	7/31/19	38,000	37,596
	United States Treasury Note/Bond	1.625%	7/31/19	26,000	26,585
	United States Treasury Note/Bond	1.625%	8/31/19	19,000	19,428
	United States Treasury Note/Bond	1.000%	9/30/19	36,000	35,758
	United States Treasury Note/Bond	1.750%	9/30/19	29,000	29,802
	United States Treasury Note/Bond	1.250%	10/31/19	14,000	14,074
	United States Treasury Note/Bond	1.500%	10/31/19	16,500	16,765
	United States Treasury Note/Bond	1.000%	11/30/19	17,000	16,870
	United States Treasury Note/Bond	1.500%	11/30/19	43,000	43,685
	United States Treasury Note/Bond	1.625%	12/31/19	63,000	64,378
	United States Treasury Note/Bond	1.250%	1/31/20	60,000	60,225
					6,928,478
	Conventional Mortgage-Backed Securities (5.3%)
	2,3,[4] Fannie Mae Pool	3.500%	3/1/45	115,000	121,163
	2,3,[4] Fannie Mae Pool	4.000%	3/1/45	115,000	122,906
	2,3,[4] Fannie Mae Pool	4.500%	3/1/45	115,000	124,613
[2,3]	Fannie Mae Pool	7.000%	11/1/15–3/1/16	54	56
[2,3]	Freddie Mac Gold Pool	6.000%	5/1/18–4/1/28	192	218
[2,3]	Freddie Mac Gold Pool	7.000%	9/1/15–1/1/16	21	21
					368,977
Total U.S. Government and Agency Obligations (Cost $7,250,283)					7,297,455

				Shares
	Temporary Cash Investment (0.2%)
	Money Market Fund (0.2%)
5	Vanguard Market Liquidity Fund (Cost $16,130)	0.133%		16,129,820	16,130

			Expiration
			Date	Contracts
	Options on Futures Purchased (0.0%)
	Call Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $133.00		2/20/15	57	10
	Put Options on 5-year U.S. Treasury Note
	Futures Contracts, Strike Price $118.75		2/20/15	1,007	15
	Total Options on Futures Purchased (Cost $743)				25
	Total Investments (105.1%) (Cost $7,267,156)				7,313,610
	Liability for Options Written (0.0%)
	Call Options on 5-year U.S. Treasury Note
	Futures Contracts, Strike Price $119.75		2/20/15	336	(554)
	Call Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $130.00		2/20/15	115	(149)

21

Short-Term Treasury Fund

			Market
	Expiration		Value•
	Date	Contracts	($000)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $131.00	2/20/15	115	(83)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $132.00	2/20/15	57	(20)
Put Options on 5-year U.S. Treasury Note
Futures Contracts, Strike Price $117.75	2/20/15	1,007	(8)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $128.00	2/20/15	172	(11)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $129.00	2/20/15	58	(10)
Total Liability for Options Written (Premiums received $697)			(835)
Other Assets and Liabilities (-5.1%)
Other Assets			649,188
Other Liabilities			(1,002,782)
			(353,594)
Net Assets (100%)			6,959,181

			Amount
			($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers			7,297,455
Option Contracts Purchased			25
Affiliated Vanguard Funds			16,130
Total Investments in Securities			7,313,610
Receivables for Investment Securities Sold			601,811
Receivables for Accrued Income			19,937
Receivables for Capital Shares Issued			11,396
Other Assets			16,044
Total Assets			7,962,798
Liabilities
Payables for Investment Securities Purchased			979,536
Option Contracts Written			835
Other Liabilities			23,246
Total Liabilities			1,003,617
Net Assets			6,959,181

22

Short-Term Treasury Fund

At January 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	6,916,034
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(743)
Unrealized Appreciation (Depreciation)
Investment Securities	47,172
Futures Contracts	(2,426)
Options on Futures Contracts	(856)
Net Assets	6,959,181

Investor Shares—Net Assets
Applicable to 97,104,241 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,044,025
Net Asset Value Per Share—Investor Shares	$10.75

Admiral Shares—Net Assets
Applicable to 550,164,527 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,915,156
Net Asset Value Per Share—Admiral Shares	$10.75

• See Note A in Notes to Financial Statements.

1 Securities with a value of $2,646,000 have been segregated as initial margin for open futures contracts.

2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

4 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2015.

5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Short-Term Treasury Fund

Statement of Operations

Year Ended
January 31, 2015
($000)
Investment Income
Income
Interest[1]	48,112
Total Income	48,112
Expenses
The Vanguard Group—Note B
Investment Advisory Services	710
Management and Administrative—Investor Shares	1,759
Management and Administrative—Admiral Shares	3,768
Marketing and Distribution—Investor Shares	222
Marketing and Distribution—Admiral Shares	1,101
Custodian Fees	70
Auditing Fees	32
Shareholders’ Reports—Investor Shares	79
Shareholders’ Reports—Admiral Shares	75
Trustees’ Fees and Expenses	6
Total Expenses	7,822
Net Investment Income	40,290
Realized Net Gain (Loss)
Investment Securities Sold	16,946
Futures Contracts	(10,055)
Options on Futures Contracts	(552)
Realized Net Gain (Loss)	6,339
Change in Unrealized Appreciation (Depreciation)
Investment Securities	34,731
Futures Contracts	(1,888)
Options on Futures Contracts	(647)
Change in Unrealized Appreciation (Depreciation)	32,196
Net Increase (Decrease) in Net Assets Resulting from Operations	78,825
1 Interest income from an affiliated company of the fund was $48,000.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Short-Term Treasury Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	40,290	28,143
Realized Net Gain (Loss)	6,339	10,658
Change in Unrealized Appreciation (Depreciation)	32,196	(15,903)
Net Increase (Decrease) in Net Assets Resulting from Operations	78,825	22,898
Distributions
Net Investment Income
Investor Shares	(5,632)	(4,697)
Admiral Shares	(34,658)	(23,446)
Realized Capital Gain[1]
Investor Shares	(1,321)	(1,209)
Admiral Shares	(6,943)	(5,521)
Total Distributions	(48,554)	(34,873)
Capital Share Transactions
Investor Shares	(111,518)	(293,888)
Admiral Shares	528,979	490,529
Net Increase (Decrease) from Capital Share Transactions	417,461	196,641
Total Increase (Decrease)	447,732	184,666
Net Assets
Beginning of Period	6,511,449	6,326,783
End of Period	6,959,181	6,511,449

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $1,283,000 and $1,224,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Short-Term Treasury Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.71	$10.73	$10.81	$10.70	$10.81
Investment Operations
Net Investment Income	.055	.039	.044	.071	.116
Net Realized and Unrealized Gain (Loss)
on Investments	.053	(.009)	(.002)	.167	.089
Total from Investment Operations	.108	.030	.042	.238	.205
Distributions
Dividends from Net Investment Income	(. 055)	(. 039)	(. 044)	(.071)	(.116)
Distributions from Realized Capital Gains	(. 013)	(. 011)	(. 078)	(.057)	(.199)
Total Distributions	(.068)	(. 050)	(.122)	(.128)	(.315)
Net Asset Value, End of Period	$10.75	$10.71	$10.73	$10.81	$10.70

Total Return[1]	1.01%	0.28%	0.39%	2.24%	1.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,044	$1,151	$1,448	$1,765	$1,874
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.22%
Ratio of Net Investment Income to
Average Net Assets	0.52%	0.37%	0.41%	0.66%	1.07%
Portfolio Turnover Rate	87%[2]	80%	176%[2]	302%[2]	124%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Includes 22%, 63%, and 120% attributable to mortgage-dollar-roll activity in 2015, 2013, and 2012, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

26

Short-Term Treasury Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.71	$10.73	$10.81	$10.70	$10.81
Investment Operations
Net Investment Income	.066	.050	.055	.082	.129
Net Realized and Unrealized Gain (Loss)
on Investments	.053	(.009)	(.002)	.167	.089
Total from Investment Operations	.119	.041	.053	.249	.218
Distributions
Dividends from Net Investment Income	(. 066)	(. 050)	(. 055)	(. 082)	(.129)
Distributions from Realized Capital Gains	(. 013)	(. 011)	(. 078)	(.057)	(.199)
Total Distributions	(.079)	(. 061)	(.133)	(.139)	(. 328)
Net Asset Value, End of Period	$10.75	$10.71	$10.73	$10.81	$10.70

Total Return	1.11%	0.38%	0.49%	2.34%	2.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,915	$5,360	$4,879	$4,779	$4,690
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	0.62%	0.47%	0.51%	0.76%	1.19%
Portfolio Turnover Rate	87%[1]	80%	176%[1]	302%[1]	124%

1 Includes 22%, 63%, and 120% attributable to mortgage-dollar-roll activity in 2015, 2013, and 2012, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

27

Short-Term Treasury Fund

Notes to Financial Statements

Vanguard Short-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

28

Short-Term Treasury Fund

During the year ended January 31, 2015, the fund’s average investments in long and short futures contracts represented 2% and 3% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended January 31, 2015, the fund’s average value of options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At January 31, 2015, counterparties had deposited in segregated accounts securities and cash with a value of $1,043,000 in connection with TBA transactions.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

29

Short-Term Treasury Fund

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2015, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At January 31, 2015, the fund had contributed capital of $650,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.26% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

30

Short-Term Treasury Fund

The following table summarizes the market value of the fund’s investments as of January 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	7,297,455	—
Temporary Cash Investments	16,130	—	—
Options on Futures Purchased	25	—	—
Liability for Options Written	(835)	—	—
Futures Contracts—Assets[1]	453	—	—
Futures Contracts—Liabilities[1]	(632)	—	—
Total	15,141	7,297,455	—
1 Represents variation margin on the last day of the reporting period.

D. At January 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	March 2015	(1,317)	(289,432)	(587)
10-Year U.S. Treasury Note	March 2015	496	64,914	338
30-Year U.S. Treasury Bond	March 2015	(161)	(24,356)	(1,518)
5-Year U.S. Treasury Note	March 2015	(116)	(14,076)	(104)
Ultra Long U.S. Treasury Bond	March 2015	(43)	(7,694)	(555)
				(2,426)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $759,000 from accumulated net realized losses to paid-in capital.

The fund had available capital losses totaling $2,928,000 that may be carried forward indefinitely to offset future net capital gains.

31

Short-Term Treasury Fund

At January 31, 2015, the cost of investment securities for tax purposes was $7,266,951,000. Net unrealized appreciation of investment securities for tax purposes was $46,634,000, consisting of unrealized gains of $46,787,000 on securities that had risen in value since their purchase and $153,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2015, the fund purchased $6,664,562,000 of investment securities and sold $5,880,861,000 of investment securities, other than temporary cash investments.

The following table summarizes the fund’s options written during the year ended January 31, 2015.

				Premiums
		Number of		Received
Options Written			Contracts	($000)
Balance at January 31, 2014			830	267
Options written			7,842	2,932
Options expired			(2,393)	(770)
Options closed			(4,072)	(1,624)
Options exercised			(347)	(108)
Balance at January 31, 2015			1,860	697

G. Capital share transactions for each class of shares were:
			Year Ended January 31,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	246,674	23,046	321,386	30,008
Issued in Lieu of Cash Distributions	6,416	599	5,396	504
Redeemed	(364,608)	(34,066)	(620,670)	(57,964)
Net Increase (Decrease)—Investor Shares	(111,518)	(10,421)	(293,888)	(27,452)
Admiral Shares
Issued	1,900,156	177,556	2,112,804	197,333
Issued in Lieu of Cash Distributions	34,796	3,251	25,544	2,385
Redeemed	(1,405,973)	(131,339)	(1,647,819)	(153,935)
Net Increase (Decrease) —Admiral Shares	528,979	49,468	490,529	45,783

H. Management has determined that no material events or transactions occurred subsequent to January 31, 2015, that would require recognition or disclosure in these financial statements.

32

Short-Term Federal Fund

Fund Profile
As of January 31, 2015

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VSGBX		VSGDX
Expense Ratio[1]	0.20%		0.10%
30-Day SEC Yield	0.59%		0.69%

Financial Attributes

		Barclays Barclays
		1–5 Year	Aggregate
		Gov’t	Bond
	Fund	Index	Index
Number of Bonds	94	639	9,079
Yield to Maturity
(before expenses)	0.8%	0.7%	1.9%
Average Coupon	1.6%	1.7%	3.3%
Average Duration	2.2 years	2.6 years	5.4 years
Average Effective
Maturity	2.5 years	2.7 years	7.6 years
Short-Term
Reserves	-10.7%	—	—
The fund invested a portion of its cash reserves in equity and fixed income markets through the use of index futures contracts. After the effect of the futures investments, the fund’s temporary cash portion was negative.

Sector Diversification (% of portfolio)
Government Mortgage-Backed			14.4%
Treasury/Agency			85.6
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
	Barclays	Barclays
	1–5 Year	Aggregate
	Gov’t	Bond
	Index	Index
R-Squared	0.90	0.80
Beta	0.83	0.30
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year		5.0%
1 - 3 Years		66.2
3 - 5 Years		28.2
5 - 7 Years		0.6

Distribution by Credit Quality (% of portfolio)
U.S. Government		95.4%
Not Rated		4.6
Credit-quality ratings are from Moody's and S&P. The higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 28, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2015, the expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

33

Short-Term Federal Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2005, Through January 31, 2015
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2015
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Short-Term Federal Fund Investor
	Shares	1.36%	1.58%	3.19%	$13,695
••••••••	Barclays U.S. 1–5 Year Government
	Bond Index	1.75	1.74	3.22	13,724
– – – –	Short-Intermediate U.S. Government

	Barclays Funds Average U.S. Aggregate Bond Index	6.61 1.85	1.65 4.57	4.86 2.80	16,074 13,176
Short-Intermediate U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

					Final Value
		One	Five	Ten	of a $50,000
		Year	Years	Years	Investment
Short-Term Federal Fund Admiral Shares		1.47%	1.69%	3.30%	$69,174
Barclays U.S. 1–5 Year Government Bond
Index		1.75	1.74	3.22	68,622
Barclays U.S. Aggregate Bond Index		6.61	4.57	4.86	80,368

See Financial Highlights for dividend and capital gains information.

34

Short-Term Federal Fund

Fiscal-Year Total Returns (%): January 31, 2005, Through January 31, 2015
				Barclays
				1–5 Year
				Gov’t
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2006	3.31%	-1.35%	1.96%	1.63%
2007	4.19	0.10	4.29	4.04
2008	4.77	4.48	9.25	9.86
2009	3.94	0.84	4.78	5.66
2010	2.39	1.62	4.01	2.56
2011	1.53	0.97	2.50	2.84
2012	1.00	2.09	3.09	3.26
2013	0.56	0.20	0.76	0.51
2014	0.54	-0.32	0.22	0.40
2015	0.62	0.74	1.36	1.75

Average Annual Total Returns: Periods Ended December 31, 2014

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	12/31/1987	1.17%	1.64%	2.29%	0.85%	3.14%
Admiral Shares	2/12/2001	1.27	1.75	2.39	0.85	3.24

35

Short-Term Federal Fund

Financial Statements

Statement of Net Assets
As of January 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (110.6%)
U.S. Government Securities (8.0%)
	United States Treasury Note/Bond	0.375%	10/31/16	5,250	5,248
	United States Treasury Note/Bond	0.625%	12/31/16	34,250	34,368
	United States Treasury Note/Bond	0.625%	8/31/17	56,500	56,447
	United States Treasury Note/Bond	0.875%	11/15/17	10,050	10,094
	United States Treasury Note/Bond	1.000%	12/15/17	8,450	8,515
	United States Treasury Note/Bond	0.875%	1/15/18	9,250	9,283
	United States Treasury Note/Bond	3.500%	2/15/18	80,000	86,450
	United States Treasury Note/Bond	0.750%	3/31/18	5,600	5,584
	United States Treasury Note/Bond	1.375%	6/30/18	24,750	25,148
	United States Treasury Note/Bond	1.750%	10/31/18	68,000	69,934
	United States Treasury Note/Bond	1.250%	1/31/19	64,300	64,822
	United States Treasury Note/Bond	1.625%	12/31/19	27,700	28,306
					404,199
Agency Bonds and Notes (86.7%)
1	AID-Jordan	1.945%	6/23/19	5,500	5,651
1	AID-Tunisia	2.452%	7/24/21	15,000	15,506
2	Federal Home Loan Banks	2.875%	9/11/15	24,000	24,393
2	Federal Home Loan Banks	1.625%	12/11/15	5,000	5,060
2	Federal Home Loan Banks	0.375%	2/19/16	134,250	134,411
2	Federal Home Loan Banks	0.370%	3/21/16	150,000	150,152
2	Federal Home Loan Banks	0.375%	6/10/16	26,000	26,016
2	Federal Home Loan Banks	2.000%	9/9/16	8,420	8,631
2	Federal Home Loan Banks	0.500%	9/28/16	156,000	156,153
2	Federal Home Loan Banks	0.625%	11/23/16	144,000	144,348
2	Federal Home Loan Banks	1.625%	12/9/16	15,500	15,818
2	Federal Home Loan Banks	0.875%	5/24/17	1,750	1,759
[2,3]	Federal Home Loan Banks	1.100%	9/19/17	75,000	75,086
[2,3]	Federal Home Loan Banks	1.200%	5/24/18	50,000	50,028
3,[4]	Federal Home Loan Mortgage Corp.	0.500%	9/25/15	35,075	35,145
4	Federal Home Loan Mortgage Corp.	0.400%	3/15/16	140,000	140,186
4	Federal Home Loan Mortgage Corp.	5.250%	4/18/16	9,700	10,280
4	Federal Home Loan Mortgage Corp.	0.500%	5/13/16	4,750	4,761
3,[4]	Federal Home Loan Mortgage Corp.	0.550%	5/20/16	45,450	45,459
3,[4]	Federal Home Loan Mortgage Corp.	0.500%	5/27/16	50,000	50,012
3,[4]	Federal Home Loan Mortgage Corp.	0.700%	9/27/16	25,000	25,020
3,[4]	Federal Home Loan Mortgage Corp.	0.650%	9/30/16	100,000	100,080
3,[4]	Federal Home Loan Mortgage Corp.	0.800%	11/21/16	42,750	42,764

36

Short-Term Federal Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	Federal Home Loan Mortgage Corp.	0.500%	1/27/17	144,000	143,885
4	Federal Home Loan Mortgage Corp.	0.875%	2/22/17	182,000	183,130
4	Federal Home Loan Mortgage Corp.	1.000%	3/8/17	333,000	335,841
4	Federal Home Loan Mortgage Corp.	1.250%	5/12/17	37,101	37,586
3,[4]	Federal Home Loan Mortgage Corp.	1.100%	7/21/17	100,000	100,186
4	Federal Home Loan Mortgage Corp.	1.000%	7/28/17	20,000	20,152
4	Federal Home Loan Mortgage Corp.	1.000%	9/29/17	36,250	36,496
3,[4]	Federal Home Loan Mortgage Corp.	1.300%	11/27/17	52,000	52,037
4	Federal Home Loan Mortgage Corp.	0.750%	1/12/18	207,650	206,977
3,[4]	Federal Home Loan Mortgage Corp.	1.250%	1/30/18	50,000	50,105
4	Federal Home Loan Mortgage Corp.	0.875%	3/7/18	55,250	55,188
[4],5	Federal National Mortgage Assn.	0.500%	9/28/15	179,250	179,612
4	Federal National Mortgage Assn.	0.375%	12/21/15	57,000	57,072
4	Federal National Mortgage Assn.	2.250%	3/15/16	10,705	10,942
4	Federal National Mortgage Assn.	0.500%	3/30/16	65,000	65,158
4	Federal National Mortgage Assn.	0.625%	8/26/16	52,750	52,918
3,[4]	Federal National Mortgage Assn.	0.625%	10/25/16	100,000	100,012
4	Federal National Mortgage Assn.	1.250%	1/30/17	225,000	228,161
4	Federal National Mortgage Assn.	5.000%	2/13/17	6,000	6,536
4	Federal National Mortgage Assn.	0.750%	4/20/17	77,250	77,469
4	Federal National Mortgage Assn.	1.125%	4/27/17	118,000	119,319
4	Federal National Mortgage Assn.	5.000%	5/11/17	94,500	103,720
3,[4]	Federal National Mortgage Assn.	2.000%	5/16/17	80,000	81,724
3,[4]	Federal National Mortgage Assn.	1.000%	8/14/17	35,000	34,956
3,[4]	Federal National Mortgage Assn.	2.000%	9/26/17	100,000	102,234
4	Federal National Mortgage Assn.	1.000%	9/27/17	44,750	45,053
3,[4]	Federal National Mortgage Assn.	1.070%	9/27/17	27,000	27,009
3,[4]	Federal National Mortgage Assn.	2.000%	10/17/17	100,000	102,263
4	Federal National Mortgage Assn.	0.875%	10/26/17	88,000	88,246
3,[4]	Federal National Mortgage Assn.	1.000%	11/28/17	20,500	20,608
4	Federal National Mortgage Assn.	0.875%	12/20/17	20,000	20,019
4	Federal National Mortgage Assn.	0.875%	2/8/18	77,600	77,584
3,[4]	Federal National Mortgage Assn.	1.250%	9/27/18	10,000	10,060
4	Federal National Mortgage Assn.	1.750%	6/20/19	21,000	21,490
4	Federal National Mortgage Assn.	1.750%	9/12/19	5,750	5,873
4	Federal National Mortgage Assn.	0.000%	10/9/19	130,000	119,964
4	Federal National Mortgage Assn.	1.750%	11/26/19	35,500	36,222
4	Federal National Mortgage Assn.	1.625%	1/21/20	89,250	90,544
					4,373,070
Conventional Mortgage-Backed Securities (15.9%)
3,[4]	Fannie Mae Pool	2.000%	10/1/27–7/1/28	11,513	11,652
3,[4],6 Fannie Mae Pool		2.500%	12/1/27–3/1/30	73,993	76,572
3,[4],6 Fannie Mae Pool		3.000%	12/1/20–2/1/30	84,747	89,032
3,[4],6 Fannie Mae Pool		3.500%	11/1/24–3/1/45	145,063	153,341
3,[4],6 Fannie Mae Pool		4.000%	6/1/18–3/1/45	121,453	129,708
3,[4],6 Fannie Mae Pool		4.500%	4/1/15–3/1/45	105,413	113,657
3,[4]	Fannie Mae Pool	5.000%	4/1/15–6/1/25	14,905	15,720
3,[4]	Fannie Mae Pool	5.500%	3/1/16–1/1/25	8,367	8,786
3,[4]	Fannie Mae Pool	6.000%	4/1/17–5/1/24	694	734
3,[4]	Fannie Mae Pool	6.500%	8/1/16–9/1/16	908	945
3,[4]	Fannie Mae Pool	7.500%	3/1/15–8/1/15	3	3
3,[4]	Fannie Mae Pool	8.000%	4/1/15–9/1/15	22	22
3,[4],6 Freddie Mac Gold Pool		2.000%	9/1/28–2/1/30	10,382	10,473
3,[4],6 Freddie Mac Gold Pool		2.500%	6/1/22–2/1/30	56,862	58,824
3,[4]	Freddie Mac Gold Pool	3.000%	11/1/29–12/1/29	54,304	57,197

37

Short-Term Federal Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3,[4]	Freddie Mac Gold Pool	3.500%	3/1/21–2/1/30	29,779	31,787
3,[4],6 Freddie Mac Gold Pool		4.000%	6/1/18–2/1/30	23,943	25,422
3,[4]	Freddie Mac Gold Pool	4.500%	5/1/18–9/1/26	13,322	14,113
3,[4]	Freddie Mac Gold Pool	5.000%	6/1/17–6/1/25	6,915	7,318
3,[4]	Freddie Mac Gold Pool	5.500%	1/1/16–9/1/21	208	216
3,[4]	Freddie Mac Gold Pool	6.000%	10/1/18	66	67
					805,589
Total U.S. Government and Agency Obligations (Cost $5,553,643)					5,582,858

				Shares
Temporary Cash Investment (4.6%)
Money Market Fund (4.6%)
7	Vanguard Market Liquidity Fund (Cost 231,534)	0.133%		231,534,277	231,534

			Expiration
			Date	Contracts
Options on Futures Purchased (0.0%)
	Call Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $133.00		2/20/15	41	7
	Put Options on 5-year U.S. Treasury Note
	Futures Contracts, Strike Price $118.75		2/20/15	732	12
Total Options on Futures Purchased (Cost $540)					19
Total Investments (115.2%) (Cost $5,785,717)					5,814,411
Liability for Options Written (0.0%)
	Call Options on 5-year U.S. Treasury Note
	Futures Contracts, Strike Price $119.75		2/20/15	244	(402)
	Call Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $130.00		2/20/15	82	(106)
	Call Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $131.00		2/20/15	82	(59)
	Call Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $132.00		2/20/15	41	(15)
	Put Options on 5-year U.S. Treasury Note
	Futures Contracts, Strike Price $117.75		2/20/15	732	(6)
	Put Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $128.00		2/20/15	123	(8)
	Put Options on 10-year U.S. Treasury Note
	Futures Contracts, Strike Price $129.00		2/20/15	41	(7)
Total Liability for Options Written (Premium received $503)					(603)
Other Assets and Liabilities (-15.2%)
Other Assets					440,988
Other Liabilities					(1,209,248)
					(768,260)
Net Assets (100%)					5,045,548

38

Short-Term Federal Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	5,582,858
Option Contracts Purchased	19
Affiliated Vanguard Funds	231,534
Total Investments in Securities	5,814,411
Receivables for Investment Securities Sold	421,493
Other Assets	19,495
Total Assets	6,255,399
Liabilities
Payables for Investment Securities Purchased	1,194,431
Option Contacts Written	603
Other Liabilities	14,817
Total Liabilities	1,209,851
Net Assets	5,045,548

At January 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	5,013,851
Overdistributed Net Investment Income	(89)
Accumulated Net Realized Gains	5,242
Unrealized Appreciation (Depreciation)
Investment Securities	29,215
Futures Contracts	(2,050)
Options on Futures Contracts	(621)
Net Assets	5,045,548

Investor Shares—Net Assets
Applicable to 85,357,640 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	923,511
Net Asset Value Per Share—Investor Shares	$10.82

39

Short-Term Federal Fund

Amount
($000)
Admiral Shares—Net Assets
Applicable to 380,988,400 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,122,037
Net Asset Value Per Share—Admiral Shares	$10.82

• See Note A in Notes to Financial Statements.
1 U.S. government-guaranteed.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Securities with a value of $1,403,000 have been segregated as initial margin for open futures contracts.
6 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2015.
7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

40

Short-Term Federal Fund

Statement of Operations

Year Ended
January 31, 2015
($000)
Investment Income
Income
Interest[1]	41,962
Total Income	41,962
Expenses
The Vanguard Group—Note B
Investment Advisory Services	553
Management and Administrative—Investor Shares	1,570
Management and Administrative—Admiral Shares	2,790
Marketing and Distribution—Investor Shares	206
Marketing and Distribution—Admiral Shares	846
Custodian Fees	80
Auditing Fees	34
Shareholders’ Reports—Investor Shares	40
Shareholders’ Reports—Admiral Shares	21
Trustees’ Fees and Expenses	4
Total Expenses	6,144
Net Investment Income	35,818
Realized Net Gain (Loss)
Investment Securities Sold	21,147
Futures Contracts	(5,337)
Options on Futures Contracts	(473)
Realized Net Gain (Loss)	15,337
Change in Unrealized Appreciation (Depreciation)
Investment Securities	26,444
Futures Contracts	(1,429)
Options on Futures Contracts	(454)
Change in Unrealized Appreciation (Depreciation)	24,561
Net Increase (Decrease) in Net Assets Resulting from Operations	75,716
1 Interest income from an affiliated company of the fund was $572,000.

See accompanying Notes, which are an integral part of the Financial Statements.

41

Short-Term Federal Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	35,818	33,561
Realized Net Gain (Loss)	15,337	(8,834)
Change in Unrealized Appreciation (Depreciation)	24,561	(10,747)
Net Increase (Decrease) in Net Assets Resulting from Operations	75,716	13,980
Distributions
Net Investment Income
Investor Shares	(5,942)	(8,218)
Admiral Shares	(29,965)	(25,343)
Realized Capital Gain[1]
Investor Shares	—	(1,032)
Admiral Shares	—	(2,115)
Total Distributions	(35,907)	(36,708)
Capital Share Transactions
Investor Shares	(135,245)	(825,235)
Admiral Shares	(115,103)	427,949
Net Increase (Decrease) from Capital Share Transactions	(250,348)	(397,286)
Total Increase (Decrease)	(210,539)	(420,014)
Net Assets
Beginning of Period	5,256,087	5,676,101
End of Period[2]	5,045,548	5,256,087

1 Includes fiscal 2014 short-term gain distributions totaling $1,049,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($89,000) and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

42

Short-Term Federal Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.74	$10.78	$10.89	$10.77	$10.81
Investment Operations
Net Investment Income	. 066	. 058.061		.106	.163
Net Realized and Unrealized Gain (Loss)
on Investments	.080	(.034)	.022	.225	.104
Total from Investment Operations	.146	.024	.083	.331	.267
Distributions
Dividends from Net Investment Income	(.066)	(.058)	(. 061)	(.106)	(.163)
Distributions from Realized Capital Gains	—	(. 006)	(.132)	(.105)	(.144)
Total Distributions	(.066)	(.064)	(.193)	(. 211)	(. 307)
Net Asset Value, End of Period	$10.82	$10.74	$10.78	$10.89	$10.77

Total Return[1]	1.36%	0.22%	0.76%	3.09%	2.50%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$924	$1,051	$1,884	$2,282	$2,465
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.22%
Ratio of Net Investment Income to
Average Net Assets	0.61%	0.54%	0.56%	0.97%	1.49%
Portfolio Turnover Rate [2]	361%	418%	436%	411%	211%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Includes 99%, 87%, 139%, 149%, and 16% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

43

Short-Term Federal Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.74	$10.78	$10.89	$10.77	$10.81
Investment Operations
Net Investment Income	. 077.069		.071	.117	.176
Net Realized and Unrealized Gain (Loss)
on Investments	.080	(.034)	.022	.225	.104
Total from Investment Operations	.157	.035	.093	. 342.280
Distributions
Dividends from Net Investment Income	(.077)	(. 069)	(. 071)	(.117)	(.176)
Distributions from Realized Capital Gains	—	(. 006)	(.132)	(.105)	(.144)
Total Distributions	(.077)	(.075)	(. 203)	(. 222)	(. 320)
Net Asset Value, End of Period	$10.82	$10.74	$10.78	$10.89	$10.77

Total Return	1.47%	0.33%	0.86%	3.20%	2.62%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,122	$4,205	$3,792	$3,481	$3,419
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	0.71%	0.64%	0.66%	1.07%	1.61%
Portfolio Turnover Rate[1]	361%	418%	436%	411%	211%
1 Includes 99%, 87%, 139%, 149%, and 16% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

44

Short-Term Federal Fund

Notes to Financial Statements

Vanguard Short-Term Federal Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

45

Short-Term Federal Fund

During the year ended January 31, 2015, the fund’s average investments in long and short futures contracts represented 6% and 4% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended January 31, 2015, the fund’s average value of options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At January 31, 2015, counterparties had deposited in segregated accounts securities and cash with a value of $1,380,000 in connection with TBA transactions.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

46

Short-Term Federal Fund

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2015, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At January 31, 2015, the fund had contributed capital of $472,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.19% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

47

Short-Term Federal Fund

The following table summarizes the market value of the fund’s investments as of January 31, 2015, based on the inputs used to value them.

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	5,582,858	—
Temporary Cash Investments	231,534	—	—
Options on Futures Purchased	19	—	—
Liability for Options Written	(603)	—	—
Futures Contracts—Assets[1]	615	—	—
Futures Contracts—Liabilities[1]	(607)	—	—
Total	230,958	5,582,858	—
1 Represents variation margin on the last day of the reporting period.

D. At January 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	March 2015	(1,018)	(223,721)	(36)
5-Year U.S. Treasury Note	March 2015	1,073	130,202	218
30-Year U. S. Treasury Bond	March 2015	(178)	(26,928)	(1,690)
10-Year U.S. Treasury Note	March 2015	(112)	(14,658)	(181)
Ultra Long U. S. Treasury Bond	March 2015	(28)	(5,010)	(361)
				(2,050)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $331,000 from accumulated net realized gains to paid-in capital.

The fund used capital loss carryforwards of $9,541,000 to offset taxable capital gains realized during the year ended January 31, 2015, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at January 31, 2015, the fund had $2,930,000 of short-term gains available for distribution. Short-term gain distributions are treated as ordinary income for tax purposes.

48

Short-Term Federal Fund

At January 31, 2015, the cost of investment securities for tax purposes was $5,785,536,000. Net unrealized appreciation of investment securities for tax purposes was $28,856,000, consisting of unrealized gains of $33,070,000 on securities that had risen in value since their purchase and $4,214,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2015, the fund purchased $16,625,171,000 of investment securities and sold $15,792,974,000 of investment securities, other temporary cash investments.

The following table summarizes the fund’s options written during the year ended January 31, 2015:

				Premiums
		Number of		Received
Options Written			Contracts	($000)
Balance at January 31, 2014			666	215
Options written			5,853	2,193
Options expired			(1,799)	(582)
Options closed			(3,107)	(1,240)
Options exercised			(268)	(83)
Balance at January 31, 2015			1,345	503

G. Capital share transactions for each class of shares were:
			Year Ended January 31,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	174,390	16,219	324,424	30,197
Issued in Lieu of Cash Distributions	5,384	500	8,470	789
Redeemed	(315,019)	(29,298)	(1,158,129)	(107,862)
Net Increase (Decrease)—Investor Shares	(135,245)	(12,579)	(825,235)	(76,876)
Admiral Shares
Issued	1,149,586	106,916	1,918,315	178,720
Issued in Lieu of Cash Distributions	26,358	2,449	23,765	2,213
Redeemed	(1,291,047)	(120,040)	(1,514,131)	(141,098)
Net Increase (Decrease)—Admiral Shares	(115,103)	(10,675)	427,949	39,835

H. Management has determined that no material events or transactions occurred subsequent to January 31, 2015, that would require recognition or disclosure in these financial statements.

49

Intermediate-Term Treasury Fund

Fund Profile
As of January 31, 2015

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VFITX		VFIUX
Expense Ratio[1]	0.20%		0.10%
30-Day SEC Yield	1.26%		1.36%

Financial Attributes

		Barclays Barclays
		5–10 Year	Aggregate
		Treasury	Bond
	Fund	Index	Index
Number of Bonds	81	56	9,079
Yield to Maturity
(before expenses)	1.3%	1.5%	1.9%
Average Coupon	2.0%	2.4%	3.3%
Average Duration	5.3 years	6.5 years	5.4 years
Average Effective
Maturity	5.8 years	7.0 years	7.6 years
Short-Term
Reserves	-4.1%	—	—
The fund invested a portion of its cash reserves in equity and fixed income markets through the use of index futures contracts. After the effect of the futures investments, the fund’s temporary cash portion was negative.

Sector Diversification (% of portfolio)
Government Mortgage-Backed			4.9%
Treasury/Agency			95.1
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
	Barclays	Barclays
	5–10 Year	Aggregate
	Treasury	Bond
	Index	Index
R-Squared	0.98	0.89
Beta	0.75	1.13
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year		-4.5%
1 - 3 Years		0.1
3 - 5 Years		54.5
5 - 7 Years		26.1
7 - 10 Years		23.8

Distribution by Credit Quality (% of portfolio)
U.S. Government		99.1%
Not Rated		0.9
Credit-quality ratings are from Moody's and S&P. The higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 28, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2015, the expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

50

Intermediate-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2005, Through January 31, 2015

Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2015
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Intermediate-Term Treasury Fund
	Investor Shares	5.38%	4.27%	4.91%	$16,157
••••••••	Barclays U.S. 5–10 Year Treasury Bond
	Index	7.66	5.52	5.51	17,104

– – – –	Barclays General U. U. S. S. Treasury Aggregate Funds Bond Average Index	13.38 6.61	6.60 4.57	4.86 5.74	16,074 17,473
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

					Final Value
		One	Five	Ten	of a $50,000
		Year	Years	Years	Investment
Intermediate-Term Treasury Fund Admiral
Shares		5.48%	4.37%	5.05%	$81,808
Barclays U.S. 5–10 Year Treasury Bond Index		7.66	5.52	5.51	85,519
Barclays U.S. Aggregate Bond Index		6.61	4.57	4.86	80,368

See Financial Highlights for dividend and capital gains information.

51

Intermediate-Term Treasury Fund

Fiscal-Year Total Returns (%): January 31, 2005, Through January 31, 2015
				Barclays
				5–10 Year
				Treasury
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2006	4.55%	-3.14%	1.41%	1.05%
2007	4.69	-1.47	3.22	3.04
2008	4.98	8.70	13.68	14.13
2009	3.88	3.41	7.29	9.48
2010	3.10	-0.39	2.71	0.47
2011	2.70	2.89	5.59	6.69
2012	2.11	8.25	10.36	13.95
2013	1.34	-0.24	1.10	1.46
2014	1.47	-2.21	-0.74	-1.47
2015	1.74	3.64	5.38	7.66

Average Annual Total Returns: Periods Ended December 31, 2014

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/28/1991	4.32%	4.12%	3.06%	1.63%	4.69%
Admiral Shares	2/12/2001	4.42	4.23	3.20	1.63	4.83

52

Intermediate-Term Treasury Fund

Financial Statements

Statement of Net Assets
As of January 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (104.1%)
U.S. Government Securities (99.0%)
United States Treasury Note/Bond	0.875%	1/15/18	4,000	4,014
United States Treasury Note/Bond	0.875%	1/31/18	19,000	19,056
United States Treasury Note/Bond	0.750%	2/28/18	8,000	7,986
United States Treasury Note/Bond	0.750%	3/31/18	10,000	9,972
United States Treasury Note/Bond	0.625%	4/30/18	42,000	41,698
United States Treasury Note/Bond	1.000%	5/31/18	32,000	32,120
United States Treasury Note/Bond	1.375%	6/30/18	8,838	8,980
United States Treasury Note/Bond	2.375%	6/30/18	112,500	118,055
United States Treasury Note/Bond	2.250%	7/31/18	304,000	317,869
United States Treasury Note/Bond	1.500%	8/31/18	53,500	54,553
United States Treasury Note/Bond	1.375%	9/30/18	248,000	251,720
United States Treasury Note/Bond	1.375%	11/30/18	63,000	63,915
United States Treasury Note/Bond	1.375%	12/31/18	10,000	10,136
United States Treasury Note/Bond	1.500%	12/31/18	233,000	237,369
United States Treasury Note/Bond	1.250%	1/31/19	51,000	51,414
United States Treasury Note/Bond	1.500%	1/31/19	37,000	37,682
United States Treasury Note/Bond	1.375%	2/28/19	15,000	15,195
United States Treasury Note/Bond	1.500%	2/28/19	91,000	92,692
United States Treasury Note/Bond	1.500%	3/31/19	78,000	79,438
United States Treasury Note/Bond	1.625%	3/31/19	19,000	19,445
United States Treasury Note/Bond	1.250%	4/30/19	17,000	17,128
United States Treasury Note/Bond	1.625%	4/30/19	58,000	59,368
United States Treasury Note/Bond	1.125%	5/31/19	108,000	108,219
United States Treasury Note/Bond	1.500%	5/31/19	54,000	54,945
United States Treasury Note/Bond	1.000%	6/30/19	20,000	19,919
United States Treasury Note/Bond	1.625%	6/30/19	55,000	56,272
United States Treasury Note/Bond	0.875%	7/31/19	118,000	116,747
United States Treasury Note/Bond	1.625%	7/31/19	55,000	56,238
United States Treasury Note/Bond	3.625%	8/15/19	18,000	19,991
United States Treasury Note/Bond	1.000%	8/31/19	72,000	71,572
United States Treasury Note/Bond	1.000%	9/30/19	157,000	155,945
United States Treasury Note/Bond	1.750%	9/30/19	105,000	107,904
United States Treasury Note/Bond	1.250%	10/31/19	17,000	17,090
United States Treasury Note/Bond	1.500%	10/31/19	68,000	69,094
United States Treasury Note/Bond	3.375%	11/15/19	56,000	61,810
United States Treasury Note/Bond	1.000%	11/30/19	40,000	39,694
United States Treasury Note/Bond	1.500%	11/30/19	127,000	129,024

53

Intermediate-Term Treasury Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	1.125%	12/31/19	111,000	110,791
	United States Treasury Note/Bond	1.625%	12/31/19	53,000	54,160
	United States Treasury Note/Bond	1.250%	1/31/20	44,000	44,165
	United States Treasury Note/Bond	1.375%	1/31/20	27,000	27,257
	United States Treasury Note/Bond	1.250%	2/29/20	81,000	81,228
	United States Treasury Note/Bond	1.125%	3/31/20	26,000	25,890
	United States Treasury Note/Bond	1.125%	4/30/20	11,000	10,947
	United States Treasury Note/Bond	1.375%	5/31/20	8,000	8,054
	United States Treasury Note/Bond	1.875%	6/30/20	6,000	6,199
	United States Treasury Note/Bond	2.625%	8/15/20	85,500	91,592
	United States Treasury Note/Bond	2.125%	8/31/20	13,000	13,581
	United States Treasury Note/Bond	2.000%	9/30/20	3,500	3,632
	United States Treasury Note/Bond	1.750%	10/31/20	80,000	81,862
1	United States Treasury Note/Bond	2.625%	11/15/20	460,000	492,918
	United States Treasury Note/Bond	2.000%	11/30/20	12,500	12,959
	United States Treasury Note/Bond	2.000%	2/28/21	41,300	42,784
	United States Treasury Note/Bond	2.000%	5/31/21	48,000	49,695
	United States Treasury Note/Bond	2.125%	6/30/21	39,000	40,676
	United States Treasury Note/Bond	2.250%	7/31/21	50,000	52,547
	United States Treasury Note/Bond	2.125%	8/15/21	122,500	127,764
	United States Treasury Note/Bond	2.000%	8/31/21	4,000	4,139
	United States Treasury Note/Bond	2.125%	9/30/21	39,500	41,191
	United States Treasury Note/Bond	2.000%	10/31/21	51,000	52,753
	United States Treasury Note/Bond	2.000%	11/15/21	97,000	100,441
	United States Treasury Note/Bond	1.875%	11/30/21	21,000	21,561
	United States Treasury Note/Bond	2.125%	12/31/21	41,500	43,316
	United States Treasury Note/Bond	1.500%	1/31/22	15,000	15,023
	United States Treasury Note/Bond	2.000%	2/15/22	84,000	87,019
	United States Treasury Note/Bond	1.750%	5/15/22	59,000	60,069
	United States Treasury Note/Bond	1.625%	8/15/22	72,000	72,608
	United States Treasury Note/Bond	1.625%	11/15/22	160,000	161,101
	United States Treasury Note/Bond	2.000%	2/15/23	121,000	125,103
	United States Treasury Note/Bond	1.750%	5/15/23	255,100	258,447
	United States Treasury Note/Bond	2.500%	8/15/23	70,400	75,537
	United States Treasury Note/Bond	2.750%	11/15/23	49,500	54,164
	United States Treasury Note/Bond	2.750%	2/15/24	102,000	111,738
	United States Treasury Note/Bond	2.500%	5/15/24	117,000	125,665
	United States Treasury Note/Bond	2.375%	8/15/24	78,500	83,504
	United States Treasury Note/Bond	2.250%	11/15/24	102,500	107,978
	United States Treasury Note/Bond	7.500%	11/15/24	5,000	7,663
					5,621,990
Conventional Mortgage-Backed Securities (5.1%)
2,3,[4] Fannie Mae Pool		3.500%	3/1/45	90,000	94,823
2,3,[4] Fannie Mae Pool		4.000%	3/1/45	90,000	96,188
2,3,[4] Fannie Mae Pool		4.500%	3/1/45	90,000	97,523
[2,3]	Freddie Mac Gold Pool	7.000%	5/1/15–3/1/16	20	21
					288,555
Total U.S. Government and Agency Obligations (Cost $5,697,598)					5,910,545

54

Intermediate-Term Treasury Fund

			Market
			Value•
	Coupon	Shares	($000)
Temporary Cash Investment (0.9%)
Money Market Fund (0.9%)
5 Vanguard Market Liquidity Fund (Cost $49,944)	0.133%	49,944,118	49,944

	Expiration
	Date	Contracts
Options on Futures Purchased (0.0%)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $133.00	2/20/15	46	8
Put Options on 5-year U.S. Treasury Note
Futures Contracts, Strike Price $118.75	2/20/15	809	13
Total Options on Futures Purchased (Cost $598)			21
Total Investments (105.0%) (Cost $5,748,140)			5,960,510
Liability for Options Written (0.0%)
Call Options on 5-year U.S. Treasury Note
Futures Contracts, Strike Price $119.75	2/20/15	270	(445)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $130.00	2/20/15	93	(121)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $131.00	2/20/15	93	(67)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $132.00	2/20/15	46	(16)
Put Options on 5-year U.S. Treasury Note
Futures Contracts, Strike Price $117.75	2/20/15	809	(6)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $128.00	2/20/15	139	(9)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $129.00	2/20/15	47	(8)
Total Liability for Option Written (Premiums received $561)			(672)
Other Assets and Liabilities (-5.0%)
Other Assets			388,244
Other Liabilities			(669,987)
			(281,743)
Net Assets (100%)			5,678,095

55

Intermediate-Term Treasury Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	5,910,545
Option Contracts Purchased	21
Affiliated Vanguard Funds	49,944
Total Investments in Securities	5,960,510
Receivables for Investment Securities Sold	351,989
Receivables for Accrued Income	29,798
Other Assets	6,457
Total Assets	6,348,754
Liabilities
Payables for Investment Securities Purchased	657,794
Option Contracts Written	672
Other Liabilities	12,193
Total Liabilities	670,659
Net Assets	5,678,095

At January 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	5,469,922
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(2,225)
Unrealized Appreciation (Depreciation)
Investment Securities	212,947
Futures Contracts	(1,861)
Options on Futures Contracts	(688)
Net Assets	5,678,095

Investor Shares—Net Assets
Applicable to 119,321,123 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,390,702
Net Asset Value Per Share—Investor Shares	$11.66

Admiral Shares—Net Assets
Applicable to 367,853,010 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,287,393
Net Asset Value Per Share—Admiral Shares	$11.66

  See Note A in Notes to Financial Statements.
  Securities with a value of $2,143,000 have been segregated as initial margin for open futures contracts.
  The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
  The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
  Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2015.
  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
  See accompanying Notes, which are an integral part of the Financial Statements.

56

Intermediate-Term Treasury Fund

Statement of Operations

Year Ended
January 31, 2015
($000)
Investment Income
Income
Interest[1]	97,212
Total Income	97,212
Expenses
The Vanguard Group—Note B
Investment Advisory Services	547
Management and Administrative—Investor Shares	2,277
Management and Administrative—Admiral Shares	2,697
Marketing and Distribution—Investor Shares	275
Marketing and Distribution—Admiral Shares	641
Custodian Fees	54
Auditing Fees	33
Shareholders’ Reports—Investor Shares	55
Shareholders’ Reports—Admiral Shares	27
Trustees’ Fees and Expenses	5
Total Expenses	6,611
Net Investment Income	90,601
Realized Net Gain (Loss)
Investment Securities Sold	15,553
Futures Contracts	(8,025)
Options on Futures Contracts	(451)
Realized Net Gain (Loss)	7,077
Change in Unrealized Appreciation (Depreciation)
Investment Securities	189,097
Futures Contracts	(1,454)
Options on Futures Contracts	(527)
Change in Unrealized Appreciation (Depreciation)	187,116
Net Increase (Decrease) in Net Assets Resulting from Operations	284,794
1 Interest income from an affiliated company of the fund was $42,000.

See accompanying Notes, which are an integral part of the Financial Statements.

57

Intermediate-Term Treasury Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	90,601	86,279
Realized Net Gain (Loss)	7,077	36,567
Change in Unrealized Appreciation (Depreciation)	187,116	(167,680)
Net Increase (Decrease) in Net Assets Resulting from Operations	284,794	(44,834)
Distributions
Net Investment Income
Investor Shares	(23,088)	(24,769)
Admiral Shares	(67,513)	(61,510)
Realized Capital Gain
Investor Shares	(5,008)	(7,344)
Admiral Shares	(13,410)	(17,593)
Total Distributions	(109,019)	(111,216)
Capital Share Transactions
Investor Shares	(121,904)	(384,585)
Admiral Shares	535,647	(384,439)
Net Increase (Decrease) from Capital Share Transactions	413,743	(769,024)
Total Increase (Decrease)	589,518	(925,074)
Net Assets
Beginning of Period	5,088,577	6,013,651
End of Period	5,678,095	5,088,577

See accompanying Notes, which are an integral part of the Financial Statements.

58

Intermediate-Term Treasury Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.29	$11.60	$11.78	$11.34	$11.28
Investment Operations
Net Investment Income	.188	.170	.156	.226	.299
Net Realized and Unrealized Gain (Loss)
on Investments	.410	(. 256)	(. 028)	.931	.323
Total from Investment Operations	.598	(. 086)	.128	1.157	.622
Distributions
Dividends from Net Investment Income	(.188)	(.170)	(.156)	(. 226)	(. 299)
Distributions from Realized Capital Gains	(.040)	(.054)	(.152)	(. 491)	(.263)
Total Distributions	(.228)	(.224)	(.308)	(.717)	(.562)
Net Asset Value, End of Period	$11.66	$11.29	$11.60	$11.78	$11.34

Total Return[1]	5.38%	-0.74%	1.10%	10.36%	5.59%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,391	$1,469	$1,902	$2,385	$2,259
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.22%
Ratio of Net Investment Income to
Average Net Assets	1.66%	1.48%	1.33%	1.92%	2.58%
Portfolio Turnover Rate	63%[2]	42%	117%[2]	273%[2]	80%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Includes 22%, 64%, and 119% attributable to mortgage-dollar-roll activity in 2015, 2013, and 2012, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

59

Intermediate-Term Treasury Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.29	$11.60	$11.78	$11.34	$11.28
Investment Operations
Net Investment Income	.199	.181	.168	.237	.313
Net Realized and Unrealized Gain (Loss)
on Investments	.410	(. 256)	(. 028)	.931	.323
Total from Investment Operations	.609	(.075)	.140	1.168	.636
Distributions
Dividends from Net Investment Income	(.199)	(.181)	(.168)	(.237)	(.313)
Distributions from Realized Capital Gains	(.040)	(.054)	(.152)	(. 491)	(.263)
Total Distributions	(. 239)	(. 235)	(. 320)	(.728)	(.576)
Net Asset Value, End of Period	$11.66	$11.29	$11.60	$11.78	$11.34

Total Return	5.48%	-0.64%	1.20%	10.47%	5.72%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,287	$3,619	$4,112	$4,115	$4,101
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	1.76%	1.58%	1.43%	2.02%	2.70%
Portfolio Turnover Rate	63%[1]	42%	117%[1]	273%[1]	80%

1 Includes 22%, 64%, and 119% attributable to mortgage-dollar-roll activity in 2015, 2013, and 2012, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

60

Intermediate-Term Treasury Fund

Notes to Financial Statements

Vanguard Intermediate-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

61

Intermediate-Term Treasury Fund

During the year ended January 31, 2015, the fund’s average investments in long and short futures contracts represented 2% and 3% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended January 31, 2015, the fund’s average value of options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At January 31, 2015, counterparties had deposited in segregated accounts securities and cash with a value of $941,000 in connection with TBA transactions.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

62

Intermediate-Term Treasury Fund

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2015, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At January 31, 2015, the fund had contributed capital of $523,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.21% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

63

Intermediate-Term Treasury Fund

The following table summarizes the market value of the fund’s investments as of January 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	5,910,545	—
Temporary Cash Investments	49,944	—	—
Options on Futures Purchased	21	—	—
Liability for Options Written	(672)	—	—
Futures Contracts—Assets[1]	374	—	—
Futures Contracts—Liabilities[1]	(497)	—	—
Total	49,170	5,910,545	—
1 Represents variation margin on the last day of the reporting period.

D. At January 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	March 2015	(1,055)	(231,853)	(466)
10-Year U.S. Treasury Note	March 2015	409	53,528	279
30-Year U.S. Treasury Bond	March 2015	(125)	(18,910)	(1,175)
5-Year U.S. Treasury Note	March 2015	(82)	(9,950)	(73)
Ultra Long U.S. Treasury Bond	March 2015	(33)	(5,905)	(426)
				(1,861)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $1,699,000 from accumulated net realized losses to paid-in capital.

For tax purposes, at January 31, 2015, the fund had short-term and long-term capital gains of $3,725,000 and $2,045,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

64

Intermediate-Term Treasury Fund

At January 31, 2015, the cost of investment securities for tax purposes was $5,758,086,000. Net unrealized appreciation of investment securities for tax purposes was $202,403,000, consisting of unrealized gains of $202,442,000 on securities that had risen in value since their purchase and $39,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2015, the fund purchased $3,983,183,000 of investment securities and sold $3,334,407,000 of investment securities, other than temporary cash investments.

The following table summarizes the fund’s options written during the year ended January 31, 2015.

				Premiums
		Number of		Received
Options Written			Contracts	($000)
Balance at January 31, 2014			640	206
Options written			6,186	2,310
Options expired			(1,869)	(602)
Options closed			(3,194)	(1,270)
Options exercised			(266)	(83)
Balance at January 31, 2015			1,497	561

G. Capital share transactions for each class of shares were:
			Year Ended January 31,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	298,292	26,323	289,640	25,287
Issued in Lieu of Cash Distributions	25,784	2,278	29,371	2,579
Redeemed	(445,980)	(39,401)	(703,596)	(61,697)
Net Increase (Decrease)—Investor Shares	(121,904)	(10,800)	(384,585)	(33,831)
Admiral Shares
Issued	1,282,023	113,137	749,650	65,584
Issued in Lieu of Cash Distributions	66,859	5,903	65,491	5,753
Redeemed	(813,235)	(71,707)	(1,199,580)	(105,270)
Net Increase (Decrease) —Admiral Shares	535,647	47,333	(384,439)	(33,933)

H. Management has determined that no material events or transactions occurred subsequent to January 31, 2015, that would require recognition or disclosure in these financial statements.

65

GNMA Fund

Fund Profile
As of January 31, 2015

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VFIIX		VFIJX
Expense Ratio[1]	0.21%		0.11%
30-Day SEC Yield	2.22%		2.32%

Financial Attributes
			Barclays
		Barclays Aggregate
		GNMA	Bond
	Fund	Index	Index
Number of Bonds	38	94	9,079
Yield to Maturity
(before expenses)	2.1%	2.2%	1.9%
Average Coupon	3.6%	3.9%	3.3%
Average Duration	3.1 years	2.9 years	5.4 years
Average Effective
Maturity	5.0 years	4.9 years	7.6 years
Short-Term
Reserves	5.8%	—	—
Number of Bonds: Issues are mortgage pools grouped by coupon.

Sector Diversification (% of portfolio)
Commercial Mortgage-Backed			1.8%
Government Mortgage-Backed			94.2
Treasury/Agency			4.0
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
		Barclays
	Barclays	Aggregate
	GNMA	Bond
	Index	Index
R-Squared	0.97	0.74
Beta	1.07	0.84
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)
U.S. Government		94.2%
Aaa		0.7
Cash		5.1
Credit-quality ratings are obtained from Barclays and are from
Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. For more information about these ratings, see the Glossary entry for
Credit Quality.

Distribution by Coupon (% of portfolio)
Less Than 1.0%		8.5%
1.0% to 4.0%		37.6
4.0% to 5.0%		35.2
5.0% to 6.0%		13.9
6.0% and Above		4.8

Investment Focus

1 The expense ratios shown are from the prospectus dated May 28, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2015, the expense ratios were 0.21% for Investor Shares and 0.11% for Admiral Shares.

66

GNMA Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2005, Through January 31, 2015

Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2015
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	GNMA Fund Investor Shares	5.29%	4.09%	4.82%	$16,005
••••••••	Barclays U.S. GNMA Bond Index	4.56	3.94	4.83	16,034

– – – –	Barclays GNMA Funds U.S. Aggregate Average Bond Index	6.61 3.56	3.19 4.57	4.86 4.20	16,074 15,084
GNMA Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

					Final Value
		One	Five	Ten	of a $50,000
		Year	Years	Years	Investment
GNMA Fund Admiral Shares		5.39%	4.20%	4.92%	$80,840
Barclays U.S. GNMA Bond Index		4.56	3.94	4.83	80,172
Barclays U.S. Aggregate Bond Index		6.61	4.57	4.86	80,368

See Financial Highlights for dividend and capital gains information.

67

GNMA Fund

Fiscal-Year Total Returns (%): January 31, 2005, Through January 31, 2015
				Barclays
				GNMA
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2006	4.69%	-1.81%	2.88%	2.96%
2007	5.20	-1.26	3.94	4.27
2008	5.51	3.05	8.56	8.80
2009	5.08	0.57	5.65	5.98
2010	3.94	2.87	6.81	6.78
2011	3.42	2.29	5.71	5.33
2012	3.41	4.55	7.96	8.21
2013	2.61	-1.26	1.35	1.54
2014	2.28	-1.94	0.34	0.25
2015	2.66	2.63	5.29	4.56

Average Annual Total Returns: Periods Ended December 31, 2014

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	6/27/1980	6.65%	4.21%	3.89%	0.93%	4.82%
Admiral Shares	2/12/2001	6.76	4.32	3.99	0.93	4.92

68

GNMA Fund

Financial Statements

Statement of Net Assets
As of January 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (94.1%)
U.S. Government Securities (2.6%)
1	United States Treasury Floating Rate Note	0.090%	7/31/16	300,000	300,009
	United States Treasury Note/Bond	0.250%	2/15/15	400,000	400,000
					700,009
Conventional Mortgage-Backed Securities (88.7%)
[2,3]	Fannie Mae Pool	2.090%	11/1/22	1,676	1,674
[2,3]	Fannie Mae Pool	2.190%	12/1/22	1,441	1,449
[2,3]	Fannie Mae Pool	2.290%	10/1/22	2,306	2,333
[2,3]	Fannie Mae Pool	2.350%	12/1/22	964	979
[2,3]	Fannie Mae Pool	2.370%	4/1/23–5/1/23	124,953	127,267
[2,3]	Fannie Mae Pool	2.390%	4/1/22	488	490
[2,3]	Fannie Mae Pool	2.410%	12/1/22	3,956	4,036
[2,3]	Fannie Mae Pool	2.440%	11/1/22–1/1/23	5,853	5,961
[2,3]	Fannie Mae Pool	2.450%	8/1/22–4/1/23	6,182	6,325
[2,3]	Fannie Mae Pool	2.480%	8/1/22	696	715
[2,3]	Fannie Mae Pool	2.520%	5/1/23	314	320
[2,3]	Fannie Mae Pool	2.550%	2/1/23–5/1/23	8,743	9,016
[2,3]	Fannie Mae Pool	2.640%	3/1/23	656	680
[2,3]	Fannie Mae Pool	2.650%	8/1/22	1,150	1,189
[2,3]	Fannie Mae Pool	2.660%	9/1/22	2,248	2,329
[2,3]	Fannie Mae Pool	2.700%	5/1/22–4/1/23	3,143	3,280
[2,3]	Fannie Mae Pool	2.730%	2/1/23–11/1/24	4,008	4,173
[2,3]	Fannie Mae Pool	2.740%	4/1/23	1,568	1,637
[2,3]	Fannie Mae Pool	2.750%	3/1/22	495	511
[2,3]	Fannie Mae Pool	2.760%	5/1/21	19,615	20,602
[2,3]	Fannie Mae Pool	2.780%	4/1/22	3,269	3,437
[2,3]	Fannie Mae Pool	2.790%	6/1/23	1,951	2,046
[2,3]	Fannie Mae Pool	2.820%	6/1/23	1,256	1,319
[2,3]	Fannie Mae Pool	2.860%	4/1/23	1,032	1,087
[2,3]	Fannie Mae Pool	2.900%	3/1/23	1,208	1,275
[2,3]	Fannie Mae Pool	2.910%	8/1/23	1,642	1,733
[2,3]	Fannie Mae Pool	2.940%	6/1/23	976	1,035
[2,3]	Fannie Mae Pool	2.950%	6/1/22–5/1/28	19,585	20,587
[2,3]	Fannie Mae Pool	2.960%	1/1/27	20,975	21,995
[2,3]	Fannie Mae Pool	2.970%	7/1/23	8,015	8,501
[2,3]	Fannie Mae Pool	2.980%	1/1/22	3,053	3,243
2,3,[4] Fannie Mae Pool		3.000%	8/1/20–2/1/45	141,170	146,398
[2,3]	Fannie Mae Pool	3.023%	7/1/22	616	642

69

GNMA Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2,3]	Fannie Mae Pool	3.040%	7/1/23	2,684	2,861
[2,3]	Fannie Mae Pool	3.080%	1/1/27	47,750	50,524
[2,3]	Fannie Mae Pool	3.100%	6/1/22–5/1/33	39,874	42,401
[2,3]	Fannie Mae Pool	3.120%	5/1/22	2,215	2,374
[2,3]	Fannie Mae Pool	3.150%	11/1/21	2,011	2,142
[2,3]	Fannie Mae Pool	3.180%	12/1/24	9,000	9,592
[2,3]	Fannie Mae Pool	3.200%	4/1/22	2,497	2,689
[2,3]	Fannie Mae Pool	3.210%	5/1/23	24,480	26,452
[2,3]	Fannie Mae Pool	3.220%	5/1/21–12/1/26	9,329	10,015
[2,3]	Fannie Mae Pool	3.230%	2/1/27	2,160	2,306
[2,3]	Fannie Mae Pool	3.240%	1/1/27	3,800	4,082
[2,3]	Fannie Mae Pool	3.250%	11/1/23	9,774	10,520
[2,3]	Fannie Mae Pool	3.270%	12/1/23	11,482	12,379
[2,3]	Fannie Mae Pool	3.300%	12/1/23	6,068	6,556
[2,3]	Fannie Mae Pool	3.320%	7/1/23	1,081	1,171
[2,3]	Fannie Mae Pool	3.340%	4/1/24	12,030	13,074
[2,3]	Fannie Mae Pool	3.350%	1/1/30	5,408	5,863
[2,3]	Fannie Mae Pool	3.360%	11/1/23–12/1/23	19,284	20,902
[2,3]	Fannie Mae Pool	3.370%	3/1/24–7/1/25	7,974	8,671
[2,3]	Fannie Mae Pool	3.380%	1/1/27	5,400,000	5,872
[2,3]	Fannie Mae Pool	3.410%	11/1/23	7,057	7,671
[2,3]	Fannie Mae Pool	3.415%	11/1/23	6,633	7,211
[2,3]	Fannie Mae Pool	3.440%	1/1/24	6,020	6,566
[2,3]	Fannie Mae Pool	3.450%	1/1/24	23,371	25,503
[2,3]	Fannie Mae Pool	3.460%	9/1/23–9/1/29	106,388	116,314
[2,3]	Fannie Mae Pool	3.470%	11/1/23–1/1/24	6,420	7,012
[2,3]	Fannie Mae Pool	3.480%	1/1/24	4,529	4,953
[2,3]	Fannie Mae Pool	3.500%	5/1/34–8/1/34	43,337	46,107
[2,3]	Fannie Mae Pool	3.510%	12/1/23–1/1/24	28,931	31,717
[2,3]	Fannie Mae Pool	3.520%	1/1/24	4,939	5,414
[2,3]	Fannie Mae Pool	3.530%	2/1/24	7,713	8,468
[2,3]	Fannie Mae Pool	3.540%	8/1/23–2/1/24	32,237	35,351
[2,3]	Fannie Mae Pool	3.550%	10/1/23–5/1/26	41,569	45,704
[2,3]	Fannie Mae Pool	3.560%	12/1/23–1/1/24	6,942	7,626
[2,3]	Fannie Mae Pool	3.570%	12/1/23–3/1/24	39,792	43,790
[2,3]	Fannie Mae Pool	3.580%	2/1/24–7/1/29	42,285	46,677
[2,3]	Fannie Mae Pool	3.590%	7/1/23	2,706	2,976
[2,3]	Fannie Mae Pool	3.600%	12/1/23–4/1/28	8,626	9,487
[2,3]	Fannie Mae Pool	3.610%	8/1/23–1/1/24	31,082	34,217
[2,3]	Fannie Mae Pool	3.620%	2/1/24	8,256	9,116
[2,3]	Fannie Mae Pool	3.640%	10/1/23–1/1/24	16,793	18,512
[2,3]	Fannie Mae Pool	3.650%	8/1/23–11/1/23	23,652	26,080
[2,3]	Fannie Mae Pool	3.660%	11/1/23	2,659	2,935
[2,3]	Fannie Mae Pool	3.665%	1/1/24	38,026	42,062
[2,3]	Fannie Mae Pool	3.670%	8/1/23–3/1/28	24,770	27,349
[2,3]	Fannie Mae Pool	3.680%	10/1/23–3/1/24	20,660	22,860
[2,3]	Fannie Mae Pool	3.690%	1/1/24	5,652	6,279
[2,3]	Fannie Mae Pool	3.700%	10/1/23–1/1/24	20,291	22,477
[2,3]	Fannie Mae Pool	3.710%	9/1/23	7,622	8,425
[2,3]	Fannie Mae Pool	3.725%	10/1/23	3,494	3,869
[2,3]	Fannie Mae Pool	3.730%	12/1/23	1,345	1,493
[2,3]	Fannie Mae Pool	3.750%	9/1/23–7/1/25	13,444	14,944
[2,3]	Fannie Mae Pool	3.755%	8/1/25	7,212	8,057
[2,3]	Fannie Mae Pool	3.760%	3/1/24–1/1/26	8,152	9,072
[2,3]	Fannie Mae Pool	3.765%	12/1/25	42,997	48,039

70

GNMA Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2,3]	Fannie Mae Pool	3.770%	1/1/24	1,690	1,882
[2,3]	Fannie Mae Pool	3.780%	7/1/23–2/1/24	2,495	2,777
[2,3]	Fannie Mae Pool	3.790%	8/1/25	2,590	2,901
[2,3]	Fannie Mae Pool	3.800%	10/1/23	7,499	8,343
[2,3]	Fannie Mae Pool	3.810%	11/1/23	394	438
[2,3]	Fannie Mae Pool	3.820%	11/1/25	11,196	12,564
[2,3]	Fannie Mae Pool	3.830%	2/1/24–6/1/34	19,982	22,360
[2,3]	Fannie Mae Pool	3.840%	1/1/24	3,925	4,388
[2,3]	Fannie Mae Pool	3.850%	1/1/24	889	995
[2,3]	Fannie Mae Pool	3.855%	12/1/25	6,600	7,423
[2,3]	Fannie Mae Pool	3.860%	11/1/23	3,435	3,848
[2,3]	Fannie Mae Pool	3.870%	10/1/25	11,533	12,989
[2,3]	Fannie Mae Pool	3.890%	9/1/23–5/1/30	16,190	18,353
[2,3]	Fannie Mae Pool	3.910%	11/1/25	13,000	14,677
[2,3]	Fannie Mae Pool	3.930%	10/1/23–3/1/26	22,691	25,537
[2,3]	Fannie Mae Pool	3.940%	8/1/25	12,333	13,952
[2,3]	Fannie Mae Pool	3.960%	12/1/25–5/1/34	7,734	8,775
[2,3]	Fannie Mae Pool	3.970%	7/1/23–5/1/29	5,623	6,400
[2,3]	Fannie Mae Pool	3.990%	9/1/25	9,699	10,817
[2,3]	Fannie Mae Pool	4.060%	9/1/25–3/1/29	16,128	18,534
[2,3]	Fannie Mae Pool	4.070%	1/1/26	2,340	2,673
[2,3]	Fannie Mae Pool	4.080%	2/1/29	3,055	3,524
[2,3]	Fannie Mae Pool	4.150%	10/1/28–1/1/31	76,341	88,624
[2,3]	Fannie Mae Pool	4.180%	11/1/30	30,560	35,423
[2,3]	Fannie Mae Pool	4.190%	10/1/23	744	847
[2,3]	Fannie Mae Pool	4.210%	1/1/26	1,012	1,167
[2,3]	Fannie Mae Pool	4.250%	10/1/28–9/1/33	4,868	5,602
[2,3]	Fannie Mae Pool	4.280%	11/1/28	5,520	6,466
[2,3]	Fannie Mae Pool	4.380%	10/1/28	10,092	11,913
[2,3]	Fannie Mae Pool	4.400%	8/1/28	2,279	2,693
[2,3]	Fannie Mae Pool	5.000%	5/1/15–4/1/41	17,944	19,861
[2,3]	Fannie Mae Pool	5.180%	2/1/26	3,046	3,700
[2,3]	Fannie Mae Pool	6.000%	7/1/22	12	14
[2,3]	Fannie Mae Pool	6.500%	2/1/29–2/1/45	14,249	16,331
2,3,[4] Freddie Mac Gold Pool		3.000%	8/1/29–2/1/45	331,074	342,713
[2,3]	Freddie Mac Gold Pool	3.500%	4/1/34–10/1/34	103,266	109,658
3	Ginnie Mae I Pool	2.500%	11/15/42–9/15/43	154,513	155,924
3,[4]	Ginnie Mae I Pool	3.000%	1/15/42–2/1/45	1,501,804	1,559,252
3,[4]	Ginnie Mae I Pool	3.500%	7/15/39–2/1/45	2,201,589	2,335,117
3	Ginnie Mae I Pool	3.750%	7/15/42	6,356	6,784
3	Ginnie Mae I Pool	3.875%	5/15/42–6/15/42	11,020	11,985
3	Ginnie Mae I Pool	4.000%	6/15/19–2/1/45	1,742,536	1,883,182
3	Ginnie Mae I Pool	4.500%	5/15/19–3/1/45	1,752,977	1,929,757
3	Ginnie Mae I Pool	5.000%	1/15/30–2/1/45	1,645,001	1,824,350
3	Ginnie Mae I Pool	5.500%	9/15/23–2/1/45	820,214	916,960
3	Ginnie Mae I Pool	6.000%	10/15/16–2/1/45	456,435	511,318
3	Ginnie Mae I Pool	6.500%	4/15/23–7/15/40	343,892	382,218
3	Ginnie Mae I Pool	7.000% 11/15/31–11/15/36		94,499	108,385
3	Ginnie Mae I Pool	7.250%	1/15/27–2/15/27	69	71
3	Ginnie Mae I Pool	7.500%	10/15/31	36,587	41,954
3	Ginnie Mae I Pool	7.750%	2/15/27	28	29
3	Ginnie Mae I Pool	8.000%	8/15/31	14,963	17,288
3	Ginnie Mae I Pool	8.500%	5/15/16–6/15/28	2,880	3,011
3	Ginnie Mae I Pool	9.000%	4/15/16–5/15/21	996	1,035
3	Ginnie Mae I Pool	9.250%	7/15/17	4	4

71

GNMA Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	Ginnie Mae I Pool	9.500%	3/15/16–8/15/21	912	952
3	Ginnie Mae I Pool	10.000%	2/15/16–7/15/19	22	22
3	Ginnie Mae I Pool	11.000%	2/15/18	2	2
3	Ginnie Mae II Pool	2.500%	4/20/43	31,509	31,734
3,[4]	Ginnie Mae II Pool	3.000%	6/20/43–2/1/45	500,300	519,390
3	Ginnie Mae II Pool	3.500%	10/20/40–3/1/45	2,624,789	2,778,366
3,[4]	Ginnie Mae II Pool	4.000%	4/20/39–3/1/45	3,428,869	3,654,864
3	Ginnie Mae II Pool	4.500%	12/20/32–2/1/45	1,624,378	1,770,238
3	Ginnie Mae II Pool	5.000%	10/20/32–7/20/42	698,171	768,016
3	Ginnie Mae II Pool	5.500%	1/20/34–7/20/40	76,389	84,802
3	Ginnie Mae II Pool	6.000%	4/20/28–8/20/40	100,296	113,509
3	Ginnie Mae II Pool	6.500%	4/20/37–3/20/41	2,384	2,691
3	Ginnie Mae II Pool	7.000%	10/20/25–5/20/38	353	400
3	Ginnie Mae II Pool	7.500%	6/20/25–8/20/25	195	222
3	Ginnie Mae II Pool	8.000%	12/20/15–4/20/16	9	9
3	Ginnie Mae II Pool	8.500%	4/20/16–1/20/17	96	100
3	Ginnie Mae II Pool	9.000%	6/20/16–9/20/16	19	20
3	Ginnie Mae II Pool	10.000%	11/20/15–8/20/18	10	11
3	Ginnie Mae II Pool	11.000%	5/20/15–2/20/16	—	1
3	Ginnie Mae II Pool	11.250%	9/20/15–2/20/16	6	6
3	Ginnie Mae II Pool	12.000%	4/20/15–12/20/15	—	1
					23,676,185
Nonconventional Mortgage-Backed Securities (2.8%)
[2,3]	Fannie Mae Pool	2.328%	8/1/43	26,852	27,889
[2,3]	Fannie Mae Pool	2.800%	9/1/44	26,819	27,980
[2,3]	Fannie Mae REMICS	3.000%	11/25/42–6/25/43	72,489	67,378
[2,3]	Fannie Mae REMICS	3.500%	7/25/43	18,863	19,502
[2,3]	Fannie Mae REMICS	6.000%	10/25/28–9/25/32	9,366	10,448
[2,3]	Freddie Mac Non Gold Pool	2.271%	8/1/43	45,453	46,740
[2,3]	Freddie Mac Non Gold Pool	2.374%	9/1/43	16,030	16,571
[2,3]	Freddie Mac Non Gold Pool	2.768%	10/1/44	57,846	59,956
[2,3]	Freddie Mac Non Gold Pool	2.835%	7/1/44	18,233	18,926
[2,3]	Freddie Mac Non Gold Pool	2.840%	10/1/44	24,921	25,798
[2,3]	Freddie Mac Non Gold Pool	2.925%	9/1/44	17,592	18,233
[2,3]	Freddie Mac Non Gold Pool	2.940%	4/1/44	30,589	31,836
[2,3]	Freddie Mac Non Gold Pool	3.113%	10/1/44	34,747	36,146
[2,3]	Freddie Mac REMICS	3.000%	8/15/42–3/15/43	94,770	95,971
[2,3]	Freddie Mac REMICS	6.000%	4/15/28–11/15/32	28,874	32,324
[1,3]	Ginnie Mae REMICS	0.368%	2/20/37	7,108	7,052
3	Ginnie Mae REMICS	2.500%	8/16/42–11/20/43	43,759	42,136
3	Ginnie Mae REMICS	3.000%	3/20/40–8/20/44	61,069	62,206
3	Ginnie Mae REMICS	3.250%	8/20/44	7,234	7,117
3	Ginnie Mae REMICS	3.500%	7/20/43	23,327	25,323
3	Ginnie Mae REMICs	3.500%	9/20/44	7,771	8,135
3	Ginnie Mae REMICS	4.500%	6/20/39	7,829	8,533
3	Ginnie Mae REMICS	5.000%	6/16/37	28,730	31,148
3	Ginnie Mae REMICS	5.500%	1/20/33–8/16/36	28,052	30,964
3	Ginnie Mae REMICS	6.500%	4/20/31	2,477	2,853
					761,165
Total U.S. Government and Agency Obligations (Cost $24,412,487)					25,137,359

72

GNMA Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Temporary Cash Investments (11.2%)
Repurchase Agreements (3.3%)
Bank of America Securities, LLC
(Dated 1/30/15, Repurchase Value
$139,001,000, collateralized by Federal
Home Loan Mortgage Corp. 3.000%–3.500%,
2/1/35–12/1/44, Federal National Mortgage Assn.
2.508%–4.000%, 10/1/28–4/1/44, and
Government National Mortgage Assn.
3.000%–4.500%, 2/15/38–10/20/44,
with a value of $141,780,000)	0.060%	2/2/15	139,000	139,000
Barclays Capital Inc.
(Dated 1/30/15, Repurchase Value
$147,700,000, collateralized by U.S. Treasury
Note/Bond 3.125%, 2/15/43, with a value of
$150,654,000)	0.040%	2/2/15	147,700	147,700
Citigroup Global Markets Inc.
(Dated 1/30/15, Repurchase Value
$164,201,000, collateralized by U.S.
Treasury Note/Bond 0.500%–3.375%,
7/31/16–11/15/19, with a value of $167,484,000)	0.050%	2/2/15	164,200	164,200
Credit Suisse Securities (USA), LLC
(Dated 1/30/15, Repurchase Value $7,600,000,
collateralized by U.S. Treasury Note/Bond
2.250%, 7/31/18, with a value of $7,755,000)	0.060%	2/2/15	7,600	7,600
HSBC Bank USA
(Dated 1/30/15, Repurchase Value $56,600,000,
collateralized by Federal National Mortgage Assn.
5.500%–6.000%, 1/1/38–8/1/48, with a value of
$57,732,000)	0.060%	2/2/15	56,600	56,600
RBC Capital Markets LLC
(Dated 1/30/15, Repurchase Value $60,000,000,
collateralized by Federal National Mortgage Assn.
2.625%–4.000%, 12/1/21–12/1/44, with a value
of $61,200,000)	0.080%	2/2/15	60,000	60,000
Societe Generale
(Dated 1/30/15, Repurchase Value $238,601,000,
collateralized by U.S. Treasury Note/Bond
0.000%–5.500%, 2/15/15–5/15/43, with a value
of $243,372,000)	0.060%	2/2/15	238,600	238,600
TD Securities (USA) LLC
(Dated 1/30/15, Repurchase Value $81,200,000,
collateralized by Federal Home Loan Mortgage
Corp. 2.500%–4.500%, 8/1/26–1/1/45,
and Federal National Mortgage Assn.
2.500%–4.500%, 10/1/27–12/1/44, with a value
of $82,824,000)	0.070%	2/2/15	81,200	81,200
				894,900

73

GNMA Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (7.9%)
2	Fannie Mae Discount Notes	0.060%	2/26/15	200,000	199,992
5	Federal Home Loan Bank Discount Notes	0.060%–0.090%	2/6/15	364,200	364,200
5	Federal Home Loan Bank Discount Notes	0.060%	2/9/15	235,800	235,798
5	Federal Home Loan Bank Discount Notes	0.080%	2/11/15	165,000	164,998
5	Federal Home Loan Bank Discount Notes	0.065%–0.085%	2/13/15	800,000	799,992
5	Federal Home Loan Bank Discount Notes	0.060%	2/18/15	219,300	219,296
5	Federal Home Loan Bank Discount Notes	0.065%	2/20/15	115,010	115,006
					2,099,282
Total Temporary Cash Investments (Cost $2,994,162)					2,994,182
Total Investments (105.3%) (Cost $27,406,649)					28,131,541
Other Assets and Liabilities (-5.3%)
Other Assets6,[7]					7,974,023
Liabilities					(9,398,915)
					(1,424,892)
Net Assets (100%)					26,706,649

					Amount
					($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value					28,131,541
Receivables for Investment Securities Sold					7,838,033
Other Assets					135,990
Total Assets					36,105,564
Liabilities
Payables for Investment Securities Purchased					9,291,319
Other Liabilities					107,596
Total Liabilities					9,398,915
Net Assets					26,706,649

74

GNMA Fund

At January 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	25,870,703
Overdistributed Net Investment Income	(3,625)
Accumulated Net Realized Gains	102,589
Unrealized Appreciation (Depreciation)
Investment Securities	724,892
Futures Contracts	12,090
Net Assets	26,706,649

Investor Shares—Net Assets
Applicable to 842,466,140 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	9,162,620
Net Asset Value Per Share—Investor Shares	$10.88

Admiral Shares—Net Assets
Applicable to 1,613,102,552 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	17,544,029
Net Asset Value Per Share—Admiral Shares	$10.88

• See Note A in Notes to Financial Statements.
1 Adjustable-rate security.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments.
4 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2015.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Cash of $2,798,000 has been segregated as initial margin for open futures contracts.
7 Cash of $1,320,000 has been segregated as collateral for certain open To Be Announced (TBA) transactions.
REMICS—Real Estate Mortgage Investment Conduits.
See accompanying Notes, which are an integral part of the Financial Statements.

75

GNMA Fund

Statement of Operations

Year Ended
January 31, 2015
($000)
Investment Income
Income
Interest	727,172
Total Income	727,172
Expenses
Investment Advisory Fees—Note B	2,529
The Vanguard Group—Note C
Management and Administrative—Investor Shares	16,325
Management and Administrative—Admiral Shares	13,745
Marketing and Distribution—Investor Shares	1,454
Marketing and Distribution—Admiral Shares	2,533
Custodian Fees	1,085
Auditing Fees	32
Shareholders’ Reports—Investor Shares	255
Shareholders’ Reports—Admiral Shares	128
Trustees’ Fees and Expenses	49
Total Expenses	38,135
Net Investment Income	689,037
Realized Net Gain (Loss)
Investment Securities Sold	353,553
Futures Contracts	78,690
Realized Net Gain (Loss)	432,243
Change in Unrealized Appreciation (Depreciation)
Investment Securities	232,398
Futures Contracts	1,965
Change in Unrealized Appreciation (Depreciation)	234,363
Net Increase (Decrease) in Net Assets Resulting from Operations	1,355,643

See accompanying Notes, which are an integral part of the Financial Statements.

76

GNMA Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	689,037	761,105
Realized Net Gain (Loss)	432,243	(250,826)
Change in Unrealized Appreciation (Depreciation)	234,363	(608,291)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,355,643	(98,012)
Distributions
Net Investment Income
Investor Shares	(236,232)	(259,379)
Admiral Shares	(456,430)	(501,726)
Realized Capital Gain[1]
Investor Shares	(7,592)	(12,113)
Admiral Shares	(14,465)	(22,747)
Total Distributions	(714,719)	(795,965)
Capital Share Transactions
Investor Shares	(592,821)	(3,898,916)
Admiral Shares	(154,010)	(7,266,306)
Net Increase (Decrease) from Capital Share Transactions	(746,831)	(11,165,222)
Total Increase (Decrease)	(105,907)	(12,059,199)
Net Assets
Beginning of Period	26,812,556	38,871,755
End of Period[2]	26,706,649	26,812,556

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $0 and $6,972,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($3,625,000) and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

77

GNMA Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.61	$10.83	$11.09	$10.73	$10.76
Investment Operations
Net Investment Income	. 275.244		.288	.353	.359
Net Realized and Unrealized Gain (Loss)
on Investments	. 278	(. 210)	(.139)	. 488.245
Total from Investment Operations	.553	.034	.149	.841	.604
Distributions
Dividends from Net Investment Income	(.274)	(.244)	(.288)	(. 353)	(. 359)
Distributions from Realized Capital Gains	(. 009)	(. 010)	(.121)	(.128)	(.275)
Total Distributions	(.283)	(. 254)	(.409)	(.481)	(.634)
Net Asset Value, End of Period	$10.88	$10.61	$10.83	$11.09	$10.73

Total Return[1]	5.29%	0.34%	1.35%	7.96%	5.71%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,163	$9,535	$13,745	$15,151	$14,384
Ratio of Total Expenses to Average Net Assets	0.21%	0.21%	0.21%	0.21%	0.23%
Ratio of Net Investment Income to
Average Net Assets	2.56%	2.31%	2.59%	3.25%	3.26%
Portfolio Turnover Rate [2]	685%	167%	130%	189%	386%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Includes 268%, 149%, 82%, 147%, and 207% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

78

GNMA Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.61	$10.83	$11.09	$10.73	$10.76
Investment Operations
Net Investment Income	. 286.255		.299	.364	.372
Net Realized and Unrealized Gain (Loss)
on Investments	. 278	(. 210)	(.139)	. 488.245
Total from Investment Operations	.564	.045	.160	.852	.617
Distributions
Dividends from Net Investment Income	(.285)	(. 255)	(. 299)	(. 364)	(.372)
Distributions from Realized Capital Gains	(. 009)	(. 010)	(.121)	(.128)	(.275)
Total Distributions	(.294)	(. 265)	(. 420)	(. 492)	(.647)
Net Asset Value, End of Period	$10.88	$10.61	$10.83	$11.09	$10.73

Total Return	5.39%	0.44%	1.45%	8.07%	5.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17,544	$17,277	$25,127	$23,806	$21,612
Ratio of Total Expenses to Average Net Assets	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.66%	2.41%	2.69%	3.35%	3.38%
Portfolio Turnover Rate[1]	685%	167%	130%	189%	386%
1 Includes 268%, 149%, 82%, 147%, and 207% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

79

GNMA Fund

Notes to Financial Statements

Vanguard GNMA Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2015, the fund’s average investments in long and short futures contracts represented 4% and 1% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

80

GNMA Fund

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At January 31, 2015, counterparties had deposited in segregated accounts cash with a value of $2,744,000 in connection with TBA transactions.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

5. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

81

GNMA Fund

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2015, or at any time during the period then ended.

9. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2015, the investment advisory fee represented an effective annual rate of 0.01% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At January 31, 2015, the fund had contributed capital of $2,513,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

82

GNMA Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	25,106,154	31,205
Temporary Cash Investments	—	2,994,182	—
Futures Contracts—Assets[1]	2,818	—	—
Futures Contracts—Liabilities[1]	(4,208)	—	—
Total	(1,390)	28,100,336	31,205
1 Represents variation margin on the last day of the reporting period.

E. At January 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
30-Year U. S. Treasury Bond	March 2015	2,703	408,913	19,926
10-Year U.S. Treasury Note	March 2015	(3,124)	(408,854)	(2,423)
5-Year U.S. Treasury Note	March 2015	(2,279)	(276,542)	(5,413)
				12,090

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $4,123,000 from accumulated net realized gains to paid-in capital.

83

GNMA Fund

The fund used a capital loss carryforward of $281,908,000 to offset taxable capital gains realized during the year ended January 31, 2015, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at January 31, 2015, the fund had short-term and long-term capital gains of $68,337,000 and $64,195,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

At January 31, 2015, the cost of investment securities for tax purposes was $27,424,540,000.

Net unrealized appreciation of investment securities for tax purposes was $707,001,000, consisting of unrealized gains of $756,281,000 on securities that had risen in value since their purchase and $49,280,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended January 31, 2015, the fund purchased $175,560,470,000 of investment securities and sold $178,115,344,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:
			Year Ended January 31,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,068,942	99,281	1,264,943	117,783
Issued in Lieu of Cash Distributions	223,302	20,829	243,253	22,899
Redeemed	(1,885,065)	(176,099)	(5,407,112)	(510,950)
Net Increase (Decrease)—Investor Shares	(592,821)	(55,989)	(3,898,916)	(370,268)
Admiral Shares
Issued	2,412,757	224,926	2,486,904	233,395
Issued in Lieu of Cash Distributions	359,968	33,572	399,816	37,629
Redeemed	(2,926,735)	(273,304)	(10,153,026)	(962,409)
Net Increase (Decrease) —Admiral Shares	(154,010)	(14,806)	(7,266,306)	(691,385)

I. Management has determined that no material events or transactions occurred subsequent to January 31, 2015, that would require recognition or disclosure in these financial statements.

84

Long-Term Treasury Fund

Fund Profile
As of January 31, 2015

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VUSTX		VUSUX
Expense Ratio[1]	0.20%		0.10%
30-Day SEC Yield	2.13%		2.23%

Financial Attributes

	Barclays Barclays
		Long Aggregate
	Treasury		Bond
	Fund	Index	Index
Number of Bonds	41	43	9,079
Yield to Maturity
(before expenses)	2.2%	2.2%	1.9%
Average Coupon	3.9%	3.9%	3.3%
Average Duration	17.0 years 17.6 years		5.4 years
Average Effective
Maturity	25.0 years 25.2 years		7.6 years
Short-Term
Reserves	-3.8%	—	—
The fund invested a portion of its cash reserves in equity and fixed income markets through the use of index futures contracts. After the effect of the futures investments, the fund’s temporary cash portion was negative.

Sector Diversification (% of portfolio)
Government Mortgage-Backed			4.2%
Treasury/Agency			95.8
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
	Barclays	Barclays
	Long	Aggregate
	Treasury	Bond
	Index	Index
R-Squared	1.00	0.78
Beta	1.03	3.54
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year		-3.7%
3 - 5 Years		4.4
7 - 10 Years		1.0
10 - 20 Years		13.9
20 - 30 Years		84.4

Distribution by Credit Quality (% of portfolio)
U.S. Government		99.1%
Not Rated		0.9

Credit-quality ratings are from Moody's and S&P. The higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 28, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2015, the expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

85

Long-Term Treasury Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2005, Through January 31, 2015

Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2015
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Long-Term Treasury Fund Investor
	Shares	28.47%	11.00%	7.97%	$21,529
••••••••	Barclays U.S. Long Treasury Bond
	Index	28.66	11.21	8.15	21,899

– – – –	Barclays General U. U. S. S. Treasury Aggregate Funds Bond Average Index	13.38 6.61	6.60 4.57	4.86 5.74	16,074 17,473
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

					Final Value
		One	Five	Ten	of a $50,000
		Year	Years	Years	Investment
Long-Term Treasury Fund Admiral Shares		28.60%	11.11%	8.11%	$109,011
Barclays U.S. Long Treasury Bond Index		28.66	11.21	8.15	109,493
Barclays U.S. Aggregate Bond Index		6.61	4.57	4.86	80,368

See Financial Highlights for dividend and capital gains information.

86

Long-Term Treasury Fund

Fiscal-Year Total Returns (%): January 31, 2005, Through January 31, 2015
				Barclays
				Long
				Treasury
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2006	4.84%	-1.86%	2.98%	2.93%
2007	4.92	-3.12	1.80	2.00
2008	5.27	7.82	13.09	13.58
2009	4.57	4.68	9.25	10.38
2010	3.98	-5.33	-1.35	-2.19
2011	4.03	-0.45	3.58	4.29
2012	4.13	28.40	32.53	32.74
2013	2.73	-2.73	0.00	-0.02
2014	2.97	-7.42	-4.45	-4.49
2015	3.80	24.67	28.47	28.66

Average Annual Total Returns: Periods Ended December 31, 2014

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	5/19/1986	25.28%	9.68%	4.12%	3.20%	7.32%
Admiral Shares	2/12/2001	25.40	9.80	4.26	3.20	7.46

87

Long-Term Treasury Fund

Financial Statements

Statement of Net Assets
As of January 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (102.8%)
U.S. Government Securities (98.4%)
	United States Treasury Note/Bond	2.250%	11/15/24	37,000	38,977
	United States Treasury Note/Bond	7.625%	2/15/25	1,500	2,332
1	United States Treasury Note/Bond	6.000%	2/15/26	68,400	97,588
	United States Treasury Note/Bond	6.750%	8/15/26	24,200	36,765
	United States Treasury Note/Bond	6.500%	11/15/26	20,000	29,978
	United States Treasury Note/Bond	6.125%	11/15/27	13,000	19,283
	United States Treasury Note/Bond	5.500%	8/15/28	3,000	4,278
	United States Treasury Note/Bond	5.250%	11/15/28	43,250	60,570
	United States Treasury Note/Bond	5.250%	2/15/29	59,700	83,878
	United States Treasury Note/Bond	6.125%	8/15/29	20,300	31,008
	United States Treasury Note/Bond	5.375%	2/15/31	103,000	150,750
	United States Treasury Note/Bond	4.500%	2/15/36	96,400	137,807
	United States Treasury Note/Bond	4.750%	2/15/37	12,700	18,776
	United States Treasury Note/Bond	5.000%	5/15/37	9,000	13,762
	United States Treasury Note/Bond	3.500%	2/15/39	129,300	161,039
	United States Treasury Note/Bond	4.250%	5/15/39	62,366	86,689
	United States Treasury Note/Bond	4.500%	8/15/39	47,200	68,027
	United States Treasury Note/Bond	4.375%	11/15/39	54,500	77,390
	United States Treasury Note/Bond	4.625%	2/15/40	53,950	79,374
	United States Treasury Note/Bond	4.375%	5/15/40	56,249	80,224
	United States Treasury Note/Bond	3.875%	8/15/40	70,300	93,521
	United States Treasury Note/Bond	4.250%	11/15/40	73,500	103,497
	United States Treasury Note/Bond	4.375%	5/15/41	2,000	2,887
	United States Treasury Note/Bond	3.750%	8/15/41	69,000	90,950
	United States Treasury Note/Bond	3.125%	11/15/41	61,250	72,687
	United States Treasury Note/Bond	3.125%	2/15/42	84,000	99,605
	United States Treasury Note/Bond	3.000%	5/15/42	66,400	76,941
	United States Treasury Note/Bond	2.750%	8/15/42	206,850	228,536
	United States Treasury Note/Bond	2.750%	11/15/42	314,200	347,043
	United States Treasury Note/Bond	3.125%	2/15/43	132,700	157,167
	United States Treasury Note/Bond	2.875%	5/15/43	197,397	223,430
	United States Treasury Note/Bond	3.625%	8/15/43	47,300	61,313
	United States Treasury Note/Bond	3.750%	11/15/43	66,700	88,346
	United States Treasury Note/Bond	3.625%	2/15/44	168,300	218,369
	United States Treasury Note/Bond	3.375%	5/15/44	172,450	214,647
	United States Treasury Note/Bond	3.125%	8/15/44	154,500	184,145
	United States Treasury Note/Bond	3.000%	11/15/44	141,400	164,819
					3,706,398

88

Long-Term Treasury Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Conventional Mortgage-Backed Securities (4.4%)
2,3,[4] Fannie Mae Pool	3.500%	3/1/45	51,000	53,733
2,3,[4] Fannie Mae Pool	4.000%	3/1/45	51,000	54,506
2,3,[4] Fannie Mae Pool	4.500%	3/1/45	51,000	55,263
[2,3] Fannie Mae Pool	6.000%	2/1/26–11/1/28	29	34
				163,536
Total U.S. Government and Agency Obligations (Cost $3,197,676)				3,869,934

			Shares
Temporary Cash Investment (0.9%)
Money Market Fund (0.9%)
5 Vanguard Market Liquidity Fund (Cost $35,169)	0.133%		35,169,000	35,169

		Expiration
		Date	Contracts
Options on Futures Purchased (0.0%)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $133.00		2/20/15	30	5
Put Options on 5-year U.S. Treasury Note
Futures Contracts, Strike Price $118.75		2/20/15	486	8
Total Options on Futures Purchased (Cost $359)				13
Total Investments (103.7%) (Cost $3,233,204)				3,905,116
Liability for Options Written (0.0%)
Call Options on 5-year U.S. Treasury Note
Futures Contracts, Strike Price $119.75		2/20/15	162	(267)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $130.00		2/20/15	59	(76)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $131.00		2/20/15	60	(43)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $132.00		2/20/15	30	(11)
Put Options on 5-year U.S. Treasury Note
Futures Contracts, Strike Price $117.75		2/20/15	486	(4)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $128.00		2/20/15	89	(6)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $129.00		2/20/15	30	(5)
Total Liability for Options Written (Premium received $345)				(412)
Other Assets and Liabilities (-3.7%)
Other Assets				266,317
Other Liabilities				(404,951)
				(138,634)
Net Assets (100%)				3,766,070

89

Long-Term Treasury Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	3,869,934
Option Contracts Purchased	13
Affiliated Vanguard Funds	35,169
Total Investments in Securities	3,905,116
Receivables for Investment Securities Sold	219,727
Other Assets	46,590
Total Assets	4,171,433
Liabilities
Payables for Investment Securities Purchased	393,113
Payables for Capital Shares Redeemed	4,975
Option Contracts Written	412
Other Liabilities	6,863
Total Liabilities	405,363
Net Assets	3,766,070

At January 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	3,073,917
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	21,262
Unrealized Appreciation (Depreciation)
Investment Securities	672,258
Futures Contracts	(954)
Options on Futures Contracts	(413)
Net Assets	3,766,070

Investor Shares—Net Assets
Applicable to 92,910,819 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,318,094
Net Asset Value Per Share—Investor Shares	$14.19

Admiral Shares—Net Assets
Applicable to 172,555,794 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,447,976
Net Asset Value Per Share—Admiral Shares	$14.19

• See Note A in Notes to Financial Statements.
1 Securities with a value of $1,134,000 have been segregated as initial margin for open futures contracts.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2015.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

90

Long-Term Treasury Fund

Statement of Operations

Year Ended
January 31, 2015
($000)
Investment Income
Income
Interest[1]	94,143
Total Income	94,143
Expenses
The Vanguard Group—Note B
Investment Advisory Services	298
Management and Administrative—Investor Shares	1,811
Management and Administrative—Admiral Shares	1,290
Marketing and Distribution—Investor Shares	198
Marketing and Distribution—Admiral Shares	300
Custodian Fees	30
Auditing Fees	30
Shareholders’ Reports—Investor Shares	42
Shareholders’ Reports—Admiral Shares	16
Trustees’ Fees and Expenses	3
Total Expenses	4,018
Net Investment Income	90,125
Realized Net Gain (Loss)
Investment Securities Sold	88,430
Futures Contracts	(4,154)
Options on Futures Contracts	(270)
Realized Net Gain (Loss)	84,006
Change in Unrealized Appreciation (Depreciation)
Investment Securities	616,277
Futures Contracts	(741)
Options on Futures Contracts	(334)
Change in Unrealized Appreciation (Depreciation)	615,202
Net Increase (Decrease) in Net Assets Resulting from Operations	789,333
1 Interest income from an affiliated company of the fund was $29,000.

See accompanying Notes, which are an integral part of the Financial Statements.

91

Long-Term Treasury Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	90,125	93,643
Realized Net Gain (Loss)	84,006	28,008
Change in Unrealized Appreciation (Depreciation)	615,202	(277,201)
Net Increase (Decrease) in Net Assets Resulting from Operations	789,333	(155,550)
Distributions
Net Investment Income
Investor Shares	(33,098)	(36,369)
Admiral Shares	(57,027)	(57,274)
Realized Capital Gain
Investor Shares	(17,275)	(11,456)
Admiral Shares	(30,929)	(17,337)
Total Distributions	(138,329)	(122,436)
Capital Share Transactions
Investor Shares	69,412	(227,010)
Admiral Shares	470,130	(331,808)
Net Increase (Decrease) from Capital Share Transactions	539,542	(558,818)
Total Increase (Decrease)	1,190,546	(836,804)
Net Assets
Beginning of Period	2,575,524	3,412,328
End of Period	3,766,070	2,575,524

See accompanying Notes, which are an integral part of the Financial Statements.

92

Long-Term Treasury Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.55	$12.61	$13.32	$10.77	$11.15
Investment Operations
Net Investment Income	. 372.374		.369	.382	.462
Net Realized and Unrealized Gain (Loss)
on Investments	2.833	(.937)	(.361)	3.058	(. 046)
Total from Investment Operations	3.205	(.563)	.008	3.440	.416
Distributions
Dividends from Net Investment Income	(.372)	(. 374)	(. 369)	(. 382)	(. 462)
Distributions from Realized Capital Gains	(.193)	(.123)	(. 349)	(.508)	(.334)
Total Distributions	(.565)	(.497)	(.718)	(.890)	(.796)
Net Asset Value, End of Period	$14.19	$11.55	$12.61	$13.32	$10.77

Total Return[1]	28.47%	-4.45%	0.00%	32.53%	3.58%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,318	$1,013	$1,349	$1,621	$1,244
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.22%
Ratio of Net Investment Income to
Average Net Assets	3.02%	3.14%	2.78%	3.14%	3.98%
Portfolio Turnover Rate	59%[2]	44%	105%[2]	229%[2]	52%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Includes 22%, 61%, and 119% attributable to mortgage-dollar-roll activity in 2015, 2013, and 2012, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

93

Long-Term Treasury Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.55	$12.61	$13.32	$10.77	$11.15
Investment Operations
Net Investment Income	. 384.386		.382	.395	.476
Net Realized and Unrealized Gain (Loss)
on Investments	2.833	(.937)	(.361)	3.058	(. 046)
Total from Investment Operations	3.217	(. 551)	. 021	3.453	.430
Distributions
Dividends from Net Investment Income	(.384)	(.386)	(. 382)	(. 395)	(. 476)
Distributions from Realized Capital Gains	(.193)	(.123)	(. 349)	(.508)	(.334)
Total Distributions	(.577)	(. 509)	(.731)	(.903)	(.810)
Net Asset Value, End of Period	$14.19	$11.55	$12.61	$13.32	$10.77

Total Return	28.60%	-4.36%	0.10%	32.66%	3.71%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,448	$1,563	$2,063	$2,199	$1,567
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	3.12%	3.24%	2.88%	3.24%	4.10%
Portfolio Turnover Rate	59%[1]	44%	105%[1]	229%[1]	52%

1 Includes 22%, 61%, and 119% attributable to mortgage-dollar-roll activity in 2015, 2013, and 2012, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

94

Long-Term Treasury Fund

Notes to Financial Statements

Vanguard Long-Term Treasury Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

95

Long-Term Treasury Fund

During the year ended January 31, 2015, the fund’s average investments in long and short futures contracts represented 2% and 3% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended January 31, 2015, the fund’s average value of options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At January 31, 2015, counterparties had deposited in segregated accounts securities and cash with a value of $560,000 in connection with TBA transactions.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

96

Long-Term Treasury Fund

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2015, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At January 31, 2015, the fund had contributed capital of $321,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.13% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

97

Long-Term Treasury Fund

The following table summarizes the market value of the fund’s investments as of January 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	3,869,934	—
Temporary Cash Investments	35,169	—	—
Options on Futures Purchased	13	—	—
Liability for Options Written	(412)	—	—
Futures Contracts—Assets[1]	289	—	—
Futures Contracts—Liabilities[1]	(276)	—	—
Total	34,783	3,869,934	—
1 Represents variation margin on the last day of the reporting period.

D. At January 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	March 2015	(661)	(145,265)	(282)
10-Year U.S. Treasury Note	March 2015	279	36,514	191
30-Year U. S. Treasury Bond	March 2015	(69)	(10,438)	(631)
5-Year U.S. Treasury Note	March 2015	(32)	(3,883)	—
Ultra Long U. S. Treasury Bond	March 2015	(18)	(3,221)	(232)
				(954)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $5,306,000 from accumulated net realized gains to paid-in capital.

The fund used capital loss carryforwards of $7,343,000 to offset taxable capital gains realized during the year ended January 31, 2015, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at January 31, 2015, the fund had $3,415,000 of short-term capital gains and $22,627,000 of long-term capital gains available for distribution. Short-term gain distributions are treated as ordinary income for tax purposes.

98

Long-Term Treasury Fund

At January 31, 2015, the cost of investment securities for tax purposes was $3,238,992,000. Net unrealized appreciation of investment securities for tax purposes was $666,111,000, consisting entirely of unrealized gains of $666,111,000 on securities that had risen in value since their purchase.

F. During the year ended January 31, 2015, the fund purchased $2,375,120,000 of investment securities and sold $1,752,857,000 of investment securities, other than temporary cash investments.

The following table summarizes the fund’s options written during the year ended January 31, 2015.

				Premiums
		Number of		Received
Options Written			Contracts	($000)
Balance at January 31, 2014			316	101
Options written			3,602	1,341
Options expired			(1,066)	(340)
Options closed			(1,784)	(710)
Options exercised			(152)	(47)
Balance at January 31, 2015			916	345

G. Capital share transactions for each class of shares were:
			Year Ended January 31,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	346,687	27,907	204,038	16,954
Issued in Lieu of Cash Distributions	47,791	3,789	45,077	3,825
Redeemed	(325,066)	(26,437)	(476,125)	(40,104)
Net Increase (Decrease)—Investor Shares	69,412	5,259	(227,010)	(19,325)
Admiral Shares
Issued	797,720	63,962	336,917	28,303
Issued in Lieu of Cash Distributions	75,138	5,941	63,156	5,357
Redeemed	(402,728)	(32,616)	(731,881)	(62,043)
Net Increase (Decrease) —Admiral Shares	470,130	37,287	(331,808)	(28,383)

H. Management has determined that no material events or transactions occurred subsequent to January 31, 2015, that would require recognition or disclosure in these financial statements.

99

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Fixed Income Securities Funds and the Shareholders of Vanguard Short-Term Treasury Fund, Vanguard Short-Term Federal Fund, Vanguard Intermediate-Term Treasury Fund, Vanguard GNMA Fund and Vanguard Long-Term Treasury Fund: In our opinion, the accompanying statements of net assets, statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Short-Term Treasury Fund, Vanguard Short-Term Federal Fund, Vanguard Intermediate-Term Treasury Fund, Vanguard GNMA Fund and Vanguard Long-Term Treasury Fund (constituting separate portfolios of Vanguard Fixed Income Securities Funds, hereafter referred to as the “Funds”) at January 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2015 by correspondence with the custodians and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 13, 2015

Special 2014 tax information (unaudited) for Vanguard Short-Term Treasury Fund

This information for the fiscal year ended January 31, 2015, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $7,367,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 99.9% of income dividends are interest-related dividends.

100

Special 2014 tax information (unaudited) for Vanguard Short-Term Federal Fund
This information for the fiscal year ended January 31, 2015, is included pursuant to provisions of the
Internal Revenue Code.
For nonresident alien shareholders, 99.8% of income dividends are interest-related dividends.

Special 2014 tax information (unaudited) for Vanguard Intermediate-Term Treasury Fund
This information for the fiscal year ended January 31, 2015, is included pursuant to provisions of the
Internal Revenue Code.
The fund distributed $19,599,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.
For nonresident alien shareholders, 99.9% of income dividends are interest-related dividends.

Special 2014 tax information (unaudited) for Vanguard GNMA Fund
This information for the fiscal year ended January 31, 2015, is included pursuant to provisions of the
Internal Revenue Code.
The fund distributed $24,340,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.
For nonresident alien shareholders, 99.9% of income dividends are interest-related dividends.

Special 2014 tax information (unaudited) for Vanguard Long-Term Treasury Fund
This information for the fiscal year ended January 31, 2015, is included pursuant to provisions of the
Internal Revenue Code.
The fund distributed $53,267,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.
For nonresident alien shareholders, 99.9% of income dividends are interest-related dividends.

101

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

102

Six Months Ended January 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	7/31/2014	1/31/2015	Period
Based on Actual Fund Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,009.35	$1.01
Admiral Shares	1,000.00	1,009.86	0.51
Short-Term Federal Fund
Investor Shares	$1,000.00	$1,010.88	$1.01
Admiral Shares	1,000.00	1,011.39	0.51
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$1,047.43	$1.03
Admiral Shares	1,000.00	1,047.96	0.52
GNMA Fund
Investor Shares	$1,000.00	$1,034.01	$1.08
Admiral Shares	1,000.00	1,034.53	0.56
Long-Term Treasury Fund
Investor Shares	$1,000.00	$1,208.05	$1.11
Admiral Shares	1,000.00	1,208.65	0.56

103

Six Months Ended January 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	7/31/2014	1/31/2015	Period
Based on Hypothetical 5% Yearly Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
Short-Term Federal Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
Intermediate-Term Treasury Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
GNMA Fund
Investor Shares	$1,000.00	$1,024.15	$1.07
Admiral Shares	1,000.00	1,024.65	0.56
Long-Term Treasury Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Short-Term Federal Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Intermediate-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the GNMA Fund, 0.21% for Investor Shares and 0.11% for Admiral Shares; and for the Long-Term Treasury Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

104

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. For the federal and Treasury funds, credit-quality ratings are from Moody’s and S&P. The higher rating for each issue is shown. For the GNMA Fund, credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. ”Not Rated” is used to classify securities for which a rating is not available.

Distribution by Coupon. A breakdown of the securities in a fund according to coupon rate—the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or “called”) early by the issuer.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

105

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International PLC (diversified manufacturing and services), Hewlett-Packard Co. (electronic computer manufacturing), and Delphi Automotive PLC (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Talent Innovation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Investment Advisory Committee of Major League Baseball.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Trustee of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center and of the Advisory Board of the Parthenon Group (strategy consulting).

Executive Officers

Glenn Booraem

Born 1967. Controller Since July 2010. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt

Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley Chris D. McIsaac Kathleen C. Gubanich Michael S. Miller Paul A. Heller James M. Norris Martha G. King Glenn W. Reed John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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Q320 032015

Annual Report | January 31, 2015

Vanguard Corporate Bond Funds

Vanguard Short-Term Investment-Grade Fund

Vanguard Intermediate-Term Investment-Grade Fund

Vanguard Long-Term Investment-Grade Fund

Vanguard High-Yield Corporate Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	11
Short-Term Investment-Grade Fund.	17
Intermediate-Term Investment-Grade Fund.	47
Long-Term Investment-Grade Fund.	77
High-Yield Corporate Fund.	101
About Your Fund’s Expenses.	120
Glossary.	122

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2015

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Investment-Grade Fund
Investor Shares	1.56%	1.88%	0.15%	2.03%
Admiral™ Shares	1.66	1.98	0.15	2.13
Institutional Shares	1.69	2.01	0.15	2.16
Barclays U.S. 1–5 Year Credit Bond Index				2.36
1–5 Year Investment-Grade Debt Funds Average				1.21
1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Intermediate-Term Investment-Grade Fund
Investor Shares	2.32%	3.25%	3.46%	6.71%
Admiral Shares	2.42	3.35	3.46	6.81
Barclays U.S. 5–10 Year Credit Bond Index				8.52
Spliced Core Bond Funds Average				5.81
For a benchmark description, see the Glossary.
Spliced Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Long-Term Investment-Grade Fund
Investor Shares	3.54%	5.17%	14.81%	19.98%
Admiral Shares	3.64	5.29	14.81	20.10
Barclays U.S. Long Credit A or Better Bond Index				19.54
Corporate A-Rated Debt Funds Average				8.44
Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard High-Yield Corporate Fund
Investor Shares	4.99%	5.55%	-0.99%	4.56%
Admiral Shares	5.09	5.65	-0.99	4.66
High-Yield Corporate Composite Index				3.57
High Yield Funds Average				0.74
For a benchmark description, see the Glossary.
High Yield Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Chairman’s Letter

Dear Shareholder,

Many investors had expected yields to continue climbing across the board in 2014, but that’s not what happened.

The Federal Reserve’s winding down of its stimulative bond-buying program and subsequent bracing of the markets for a rise in interest rates did push short-term yields higher over the 12 months ended January 31, 2015. But intermediate- and long-term yields fell as the prospects for the global economy grew more clouded, geopolitical tensions flared, and any upswing in inflation appeared more distant.

Because bond yields and prices move in opposite directions, the environment was positive overall for the bond market, with a strong recovery playing out among longer-dated securities. Vanguard Long-Term Investment-Grade Fund returned 19.98%, with roughly three-quarters of that from an appreciation in bond prices. (All returns and yields cited in this letter are for the funds’ Investor Shares.)

Vanguard Intermediate-Term Investment-Grade Fund also got a boost from price changes, while the effect was minimal for Vanguard Short-Term Investment-Grade Fund and negative for Vanguard High-Yield Corporate Fund. Returns of these three funds ranged from 2.03% to 6.71%.

In terms of relative performance, the Short- and Intermediate-Term Investment-Grade Funds lagged their benchmarks; the Long-Term Investment-Grade and High-

Yield Corporate Funds outpaced theirs. All four funds bested the average returns of their peers.

With the yield curve flattening, the 30-day SEC yield of the Short-Term Investment-Grade Fund held steady over the fiscal year at 1.56%; it fell 49 basis points for the Intermediate-Term Investment-Grade Fund, to 2.32%, and fell 97 basis points for the Long-Term Investment-Grade Fund, to 3.54%. (A basis point is one-hundredth of a percentage point.) In contrast, the 30-day SEC yield of the High-Yield Corporate Fund rose 74 basis points, to 4.99%.

The High-Yield Corporate Fund now uses a more fitting benchmark

This is the first time we are reporting the performance of the High-Yield Corporate Fund against its new benchmark composite index, which consists of 95% Barclays U.S. High-Yield Ba/B 2% Issuer Capped Index and 5% Barclays U.S. 1–5 Year Treasury Bond Index. As we mentioned when we made the change in November, we believe that the composite index is a better yardstick for the portfolio. It more closely reflects the portfolio’s longtime strategy of investing in higher-rated securities in the below-investment-grade category while maintaining some exposure to very liquid assets.

Market Barometer
		Average Annual Total Returns
		Periods Ended January 31, 2015
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	6.61%	3.07%	4.57%
Barclays Municipal Bond Index (Broad tax-exempt market)	8.86	4.12	5.42
Citigroup Three-Month U.S. Treasury Bill Index	0.03	0.04	0.06

Stocks
Russell 1000 Index (Large-caps)	13.76%	17.62%	15.84%
Russell 2000 Index (Small-caps)	4.41	15.27	15.66
Russell 3000 Index (Broad U.S. market)	12.99	17.43	15.83
FTSE All-World ex US Index (International)	1.31	6.97	5.82

CPI
Consumer Price Index	-0.09%	1.03%	1.52%

Fixed income returns surged, helped by stimulus abroad

The broad U.S. taxable bond market returned 6.61% for the 12 months. Monetary stimulus efforts abroad added to the allure of yields in the United States, and volatility in equity markets sent nervous investors in search of safer havens.

Demand drove yields lower at the longer end of the curve in particular. While the 2-year Treasury yield, for example, rose 17 basis points to 0.52% over the fiscal year, the 10-year Treasury yield fell 95 basis points to 1.75% and the 30-year Treasury yield fell 132 basis points to 2.32%.

Municipal bonds returned almost 9%, helped by greater demand and reduced supply as well as the broader bond market’s advance.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned roughly –6%; the poor performance was largely due to the strength of the U.S. dollar.

The Fed’s target of 0%–0.25% for short-term interest rates continued to hold down returns for money market funds and savings accounts.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Average
Short-Term Investment-Grade Fund	0.20%	0.10%	0.07%	0.79%
Intermediate-Term Investment-Grade
Fund	0.20	0.10	—	0.83
Long-Term Investment-Grade Fund	0.22	0.12	—	0.91
High-Yield Corporate Fund	0.23	0.13	—	1.11

The fund expense ratios shown are from the prospectus dated May 28, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2015, the funds’ expense ratios were: for the Short-Term Investment-Grade Fund, 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares; for the Intermediate-Term Investment-Grade Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Long-Term Investment-Grade Fund, 0.22% for Investor Shares and 0.12% for Admiral Shares; and for the High-Yield Corporate Fund, 0.23% for Investor Shares and 0.13% for Admiral Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2014.

Peer groups: For the Short-Term Investment-Grade Fund, 1–5 Year Investment-Grade Debt Funds; for the Intermediate-Term Investment-Grade Fund, Core Bond Funds; for the Long-Term Investment-Grade Fund, Corporate A-Rated Debt Funds; and for the High-Yield Corporate Fund, High Yield Funds.

U.S. stocks posted strong results despite facing many challenges

Volatility picked up toward the end of the period, and flat results in December turned negative in January. Nonetheless, the broad U.S. stock market returned about 13% for the 12 months. Mostly robust U.S. corporate earnings and monetary stimulus efforts outside the United States helped domestic equities overcome worries about lofty stock valuations, plunging oil prices, and economic weakness abroad.

The Bank of Japan, European Central Bank, and People’s Bank of China all embarked on aggressive stimulus actions. Although that was a positive for international equity markets, their performance was dampened by the strong U.S. dollar as well as numerous geopolitical challenges. International stocks returned about 1% in dollar terms; emerging-market stocks outpaced those of the developed markets of the Pacific and Europe.

Total Returns
Ten Years Ended January 31, 2015
Average
Annual Return
Short-Term Investment-Grade Fund Investor Shares	3.66%
Barclays U.S. 1–5 Year Credit Bond Index	4.20
1–5 Year Investment-Grade Debt Funds Average	2.62
1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Intermediate-Term Investment-Grade Fund Investor Shares	5.60%
Barclays U.S. 5–10 Year Credit Bond Index	6.08
Spliced Core Bond Funds Average	4.28
For a benchmark description, see the Glossary.
Spliced Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Long-Term Investment-Grade Fund Investor Shares	7.57%
Barclays U.S. Long Credit A or Better Bond Index	7.11
Corporate A-Rated Debt Funds Average	4.69
Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

High-Yield Corporate Fund Investor Shares	6.55%
High-Yield Corporate Composite Index[1]	—
Barclays U.S. Corporate High Yield Bond Index	7.82
High Yield Funds Average	5.88
For a benchmark description, see the Glossary.
High Yield Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
1 Benchmark history is unavailable prior to May 31, 2005.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

The decline in longer yields accelerated in the second half

After stumbling at the beginning of 2014, the U.S. economy showed signs of gaining traction. The improvement was enough for the Fed to end its bond-buying program in October. But the central bank felt it wasn’t enough to warrant raising interest rates, especially as a slide in the price of oil pushed inflation even further below the Fed’s 2% target.

This combination of moderate economic growth, continued easy monetary policy, and low inflation helped spur investor appetite for bonds. Other factors included turmoil in the Middle East and Eastern Europe and foreign investors’ greater interest in U.S. bonds given their comparatively higher yields and the strong dollar.

With long-term bond yields falling most steeply, the Long-Term Investment-Grade Fund returned almost 20% for the period. Its shorter-than-benchmark duration, underweighting of taxable municipal bonds, and out-of-benchmark allocation to BBB-rated bonds detracted from relative performance. The advisors more than made up for that, though, through strong security selection and a tilt toward the financial sector over industrials. Particularly, an underweight to bonds issued by energy companies was helpful.

Having a short duration relative to its benchmark detracted from the Intermediate-Term Investment-Grade Fund’s relative performance. However, the Short-Term Investment-Grade Fund’s positions in bonds with maturities

Yields
		30-Day SEC
	Yields on January 31,
Bond Fund	2014	2015
Short-Term Investment-Grade
Investor Shares	1.56%	1.56%
Admiral Shares	1.66	1.66
Institutional Shares	1.69	1.69
Intermediate-Term Investment-Grade
Investor Shares	2.81%	2.32%
Admiral Shares	2.91	2.42
Long-Term Investment-Grade
Investor Shares	4.51%	3.54%
Admiral Shares	4.61	3.64
High-Yield Corporate
Investor Shares	4.25%	4.99%
Admiral Shares	4.35	5.09

greater than 5 years, such as commercial mortgage-backed securities, helped versus its benchmark as the yield curve flattened.

Both the Short- and Intermediate-Term Investment-Grade Funds’ out-of-benchmark holdings in asset-backed securities and Treasury bonds (held for liquidity purposes and diversification) contributed to their underperformance. They fared better than the average for their peers, however, by favoring financials over industrials.

Income remains an important contributor to returns over the long term

Some investors have been unsettled by the wide swings in bond prices in recent years. Price movements drove the total return for the U.S. bond market into negative territory in 2013 and contributed to the strong rebound in 2014.

Over the long haul, however, income tends to be a bigger driver of bond performance. That was true even over the past decade, when yields moved significantly lower. The chart below, which includes the annualized returns for the four bond funds in this letter over the last ten years, shows that income contributed 82% or more of the total return for three of those funds. Even for the long-term fund, which is the most susceptible to price changes, income accounted for roughly three-quarters of its total return.

So keep in mind that while price swings may make headlines, income is still the bigger part of the story for patient bond investors who resist the urge to jump in and out of the market.

Income and price contributions to bond returns

Annualized ten-year total returns for Investor Shares of four Vanguard funds as of January 31, 2015

Note: Figures may not add up precisely because of rounding.
Source: Vanguard.

Investors became more discerning in the second half of the period about risk among high-yield bonds, especially those issued by energy companies. With the price of oil tumbling, these securities fell out of favor, helping drive down results for the high-yield energy category to roughly –8% for the fiscal year. Limited exposure to that category helped the High-Yield Corporate Fund outpace its new benchmark and its peer group average. Security selection also helped, as the fund did not hold some of the poorest performers.

For a more detailed discussion of the management of the funds, please see the Advisors’ Report that follows this letter.

The funds maintained low costs over a decade of ups and downs

Costs are a key factor in determining how much of a fund’s return investors actually get to keep. We’ve worked hard at keeping our fund costs low; our most recent data show that the annual expense ratios for the corporate bond funds discussed in this report were all under 24 basis points for Investor Shares (and roughly half that for Admiral Shares). At that rate, you would pay less than $2.40 per year in fund expenses on a $1,000 investment—well below the average for the funds’ peers. (See the expense ratio table on page 4.)

Low costs, along with the skill of the advisors, helped all four funds return more than the average for their peers over the decade ended January 31, 2015. The Short- and Intermediate-Term Investment-Grade Funds fell short of their expense-free benchmarks, while the Long-Term Investment-Grade Fund came out ahead. (The High-Yield Corporate Fund’s new benchmark doesn’t yet have a ten-year record.)

Although volatility is inevitable, you don’t have to “inherit” it

In January, Tim Buckley, Vanguard’s chief investment officer, and I answered questions from shareholders as part of a live webcast. It was a great opportunity to hear what you’re thinking, offer insights, and reinforce some of Vanguard’s key principles.

Not surprisingly, after January’s sharp fluctuations in the markets, volatility came up as a concern. The broad stock market had several daily swings of more than 1% during the month. Bond yields, meanwhile, moved sharply lower as prices rallied.

Our response? Tim and I both stressed that how you react—or don’t react—to such jolts can determine how you ultimately fare as an investor. That’s why one of those key principles highlights the need to maintain perspective and long-term discipline. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

Tim noted that the best course for long-term investors is simply to ignore daily market moves. He pointed out that investors “inherit” what would otherwise be fleeting volatility when they sell in response to a market downturn. As Tim put it, the only way to truly have a loss is to act and realize that loss.

Those are wise words to keep in mind when markets turn stormy again.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 13, 2015

Your Fund’s Performance at a Glance
January 31, 2014, Through January 31, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Short-Term Investment-Grade Fund
Investor Shares	$10.74	$10.73	$0.200	$0.026
Admiral Shares	10.74	10.73	0.211	0.026
Institutional Shares	10.74	10.73	0.214	0.026
Vanguard Intermediate-Term Investment-Grade
Fund
Investor Shares	$9.81	$10.06	$0.307	$0.087
Admiral Shares	9.81	10.06	0.317	0.087
Vanguard Long-Term Investment-Grade Fund
Investor Shares	$10.02	$11.34	$0.466	$0.154
Admiral Shares	10.02	11.34	0.476	0.154
Vanguard High-Yield Corporate Fund
Investor Shares	$6.04	$5.98	$0.332	$0.000
Admiral Shares	6.04	5.98	0.338	0.000

Advisors’ Report

Vanguard Fixed Income Group

For the Short-, Intermediate-, and Long-Term Investment-Grade Funds

For the 12 months ended January 31, 2015, Vanguard Short-Term Investment-Grade Fund returned 2.03% for Investor Shares, 2.13% for Admiral Shares, and 2.16% for Institutional Shares, a little behind the return of its benchmark. Vanguard Intermediate-Term Investment-Grade Fund returned 6.71% for Investor Shares and 6.81% for Admiral Shares, lagging its benchmark.

Vanguard Long-Term Investment-Grade Fund—we manage about 10% of its assets—outpaced its benchmark with a return of 19.98% for Investor Shares and 20.10% for Admiral Shares. All three funds came in well ahead of the averages for their peer groups.

The investment environment

Over the 12 months, the United States was on a different trajectory than much of the rest of the world. The Eurozone and Japan grappled with anemic growth and deflationary pressures, and China saw its pace of economic expansion shift down a gear. Their central banks responded with interest rate cuts and quantitative easing aimed at reversing those trends.

In contrast, the U.S. economic picture continued to brighten. A contraction in the first quarter of 2014 that was due in part to the harsh winter was followed by sustained improvements in the job market and an upturn in consumer and business spending. With the economy expanding at a good clip, the Federal Reserve saw fit to conclude its quantitative easing at the end of October.

Although the Fed reassured the markets that interest rates were likely to remain low for some time after its bond-buying program ended, it signaled that further strengthening of the economy would eventually lead it to raise the federal funds target rate for the first time since 2006.

That forward guidance helped bond yields at the very short end of the curve to finish the funds’ fiscal year higher than where they had started. Other yields, however, moved lower even as the Fed tapered its bond purchases, with long bonds seeing the biggest drop. Risk-averse investors, seeking a safe harbor from volatility driven by geopolitical tensions, stepped in and helped counter slackening demand from the Fed. International investors were increasingly attracted to U.S. bonds as well, given their comparatively high yields and the strong dollar.

The spread in yields widened between corporate investment-grade bonds and U.S. Treasuries. It started the fiscal year at 116 basis points, not far from pre-financial-crisis levels, but with the spread for energy sector bonds almost doubling as the price of oil plummeted, the spread for corporate investment-grade bonds as a whole finished at 136 basis points.

With demand high and interest rates moving lower, corporate issuance for the period roughly matched the high level seen in the previous fiscal year.

Management of the funds

In all three funds, being overweighted in financials and underweighted in industrials proved a good call. The balance sheets of many banks continued to strengthen after regulatory changes enacted in the wake of the financial crisis. Industrials, on the other hand, saw a lot of activity that tends to weaken creditworthiness, including share buybacks and mergers and acquisitions. Within industrials, energy-related companies in particular were hit hard by the fall in the price of oil; we were underweighted in this segment before the slide began. All three funds had holdings outside their benchmarks, notably in asset-backed securities and commercial mortgage-backed securities, which gave them greater diversification across the credit market.

The three funds’ underweight allocations to taxable municipal bonds and their short durations (a measure of sensitivity to changes in interest rates) detracted from their relative performance.

Our security selection in the Short- and Intermediate-Term Funds was subpar in some segments. On the other hand, their holdings in non-U.S. dollar-denominated securities, although small, were a positive. (These positions are hedged to mitigate currency risk.)

For the Long-Term Fund, security selection in banking and utilities in particular added value. Reducing our allocation to BBB-rated bonds early on in the fiscal year also helped as that quality category underperformed in second half.

Positioning of the funds

With the U.S. economy expected to remain resilient amid the global slowdown, the Fed is likely to begin monetary tightening later this year.

Given the prospect of rising interest rates, we are keeping funds’ durations slightly shorter than those of their benchmarks.

As a rise in rates will probably trigger more market volatility, we have significant liquidity in the funds. That should allow us to take advantage of any price dislocations and meet potential shareholder redemptions without being forced to sell.

Whatever the markets may bring, our experienced team of portfolio managers, traders, and credit analysts will continue to seek out opportunities to produce competitive returns.

Gregory Davis, CFA, Principal Global Head of Fixed Income Group Paul M. Jakubowski, Principal Head of Credit Gregory S. Nassour, CFA, Principal Portfolio Manager February 20, 2015

Wellington Management Company LLP For the Long-Term Investment-Grade Fund

As mentioned above, Vanguard Long-Term Investment-Grade Fund returned 19.98% for Investor Shares and 20.10% for Admiral Shares for the 12 months ended January 31, 2015. It outpaced the 19.54% return of its benchmark, the Barclays U.S. Long Credit A or Better Bond Index, and the 8.44% average return of its peers, which contains both intermediate- and long-term funds.

The portion of the fund that we manage (“the portfolio”) invests primarily in corporate bonds with maturities of 10 to 30 years. The portfolio’s returns are influenced by the direction of interest rates and by economic conditions that affect the creditworthiness of corporate bond issuers.

Investment environment

Fixed income markets rallied during the period, fueled by falling global interest rates amid weakening global growth and persistent geopolitical risks.

Conflict in Ukraine, violence in Iraq, and a slowdown in China that raised questions about the global growth rate all helped keep a lid on investors’ appetite for risk. Central bank monetary policies further diverged: The European Central Bank, Bank of Japan, and People’s Bank of China eased their policies, while the Federal Reserve and Bank of England leaned toward tighter ones. The ECB further cut its benchmark lending and deposit rates, announced it would buy asset-backed securities and covered bonds, and, near the end of the period, included sovereign bonds for purchase. These programs are part of its broader effort to encourage lending and alleviate fears of deflation. China’s central bank joined the ECB in boosting liquidity by injecting funds into the nation’s largest banks to try to combat weakening growth.

Meanwhile, the Fed charted a course for normalizing policy. In the latter part of 2014, it ended the quantitative easing program begun in 2008, reflecting its confidence in the recovery at home despite the global slowdown. The Fed took another step in December toward normalization by replacing a pledge to keep borrowing costs low for a “considerable time” with assurance that it would be “patient” in deciding when to raise short-term interest rates.

The portfolio’s successes

The portfolio’s security selection and its industry allocation both boosted relative returns. Our selection in banking, electric, and consumer noncyclical bonds was strong; the portfolio also benefited from an underweight exposure to energy bonds.

The portfolio’s shortfalls

Our underweight allocation to and security selection within foreign local governments, including taxable municipals, detracted from relative performance. Our overweight allocation to banking bonds was also unfavorable, as was our yield curve positioning.

Outlook

We continue to view the corporate bond market favorably because of supportive global monetary policy, positive U.S. growth trends, and healthy corporate fundamentals. Valuations are attractive, with potential for modestly tighter credit spreads during the first half of 2015.

The growth trajectory for the U.S. economy remains positive, with GDP growth of 3% forecast for 2015. Employment data continue to improve, but we are not seeing inflationary pressures in the United States. Around the world, countries are on different growth trajectories, resulting in diverging central bank policies and economic risks. The ECB and Bank of Japan are keeping monetary policy accommodative to spur growth. In contrast, the Fed is likely to begin raising rates midyear, though they are likely to stay at low absolute levels.

Credit fundamentals are expected to remain fairly stable, but we have some concerns about non-U.S. companies if the ECB does not manage to stimulate growth. Leverage has increased to pre-financial-crisis levels, offset by lower interest expenses, high cash balances, and strong bank capital positions. Mergers and acquisitions and other shareholder-friendly activities are expected to remain elevated. The full impact of cheaper oil is probably yet to be seen given oil’s importance to emerging markets and the size of the energy sector in the high-yield bond market. Default rates are expected to stay low in the United States but may increase in the energy sector if low oil prices persist.

Market liquidity is still challenging, exacerbated by the fact that a larger share of corporate bonds is held among buy-side investors than dealers. Liquidity premiums can change daily, making it difficult to assess an appropriate compensation level for liquidity and leading to increased volatility. Should new issues top $1 trillion again in 2015, that may be met with buyer fatigue and result in market dislocation.

The timing, pace, and magnitude of any further upturn in interest rates will determine the performance of fixed income markets in the coming years and may well contribute to negative total returns in future periods. However, many of the forces that kept yields low in recent years (easy monetary policies, subdued inflation, and global slowdown fears) persist.

The portfolio’s position in long-term investment-grade bonds should contribute to income stability. The portfolio generally purchases bonds of large, well-established companies with stable operating histories. The major risks are, of course, a rise in long-term interest rates, a widening in corporate bond risk premiums, or both.

The portfolio generally purchases bonds of large, well-established companies with stable operating histories.

Lucius T. Hill III, Senior Managing Director and Fixed Income Portfolio Manager Scott I. St. John, CFA

Senior Managing Director and Fixed Income Portfolio Manager February 20, 2015

Wellington Management Company LLP For the High-Yield Corporate Fund

The investment environment

For the 12 months ended January 31, 2015, Vanguard High-Yield Corporate Fund returned 4.56% for Investor Shares, compared with 3.57% for its composite benchmark index, which consists of 95% Barclays U.S. High-Yield Ba/B 2% Issuer Capped Index and 5% Barclays U.S. 1–5 Year Treasury Bond Index.

Lower longer-term U.S. Treasury yields and coupon income helped offset the impact of wider high-yield bond spreads, contributing to relative performance. U.S. economic data improved markedly over the second half of the year after first-quarter weakness attributed in part to severe winter weather. The Federal Reserve continued to provide monetary stimulus, even as it wound down its asset purchases. The 10-year Treasury yield ended January at 1.75%, down from 2.70% 12 months earlier. As bond yields and prices are inversely correlated, bond prices rose sharply in response. Shorter-term Treasury yields, on the other hand, increased in anticipation that the Fed would raise rates in mid-2015. Longer-duration and interest-rate-sensitive fixed income assets benefited along with underlying Treasuries.

Even though the steadily improving economic backdrop, high-yield credit spreads widened because of concerns that some energy companies might face difficulty meeting their high-yield debt obligations should low oil prices persist. For the 12 months, higher-rated high-yield bonds, which are more sensitive to rate changes, performed much better than lower-rated ones; Ba-rated bonds returned 5.99% and Caa-rated bonds –2.30%. The spread of the high-yield market (a comparison of the yields of high-yield bonds and Treasury bonds) widened over the fiscal year from 404 basis points to 509.

Despite recent weakness in the high-yield market, overall corporate fundamentals remain healthy, and debt levels at most companies are stable. Because we expect stronger GDP growth in 2015, we believe that most companies carrying high-yield debt will be able to maintain solid credit profiles. That said, we have seen a pickup in shareholder-friendly activity, including mergers and acquisitions, and a weakening of bondholder covenants, which may put pressure on balance sheets. At this point, defaults remain manageable; default rates are still well below the long-term average.

Although the pace of new issues stayed strong in 2014, pricing more than $300 billion for a third consecutive year, it slowed considerably during the fourth quarter as market participants contended with rapidly falling energy prices. The decline in commodity prices sparked a significant widening of high-yield bond spreads, and although the problems now affecting high-yield energy credits are justifiable, they are relatively isolated to that industry. We are looking to take advantage of recent dislocations created by the sell-off in non-energy companies, where wider spreads are attractive and the credits are well-supported by strong fundamentals.

The fund’s successes

The fund’s underweight exposure to the energy sector and overweight exposure to health care aided relative performance, as did credit selection in energy and financial services. A bias toward higher-rated, more rate-sensitive bonds also contributed to relative results.

The fund’s shortfalls

Underweight exposure to the wireline industry and credit selection in the metals and chemicals segments detracted from relative performance.

The fund’s positioning

The fund remains consistent in its investment objective and strategy and maintains a significant exposure to relatively higher-rated companies in the high-yield market. We believe that these issuers have more consistent businesses and more predictable cash flows than those at the lower end of the spectrum. We prefer higher-rated credits in order to minimize defaults and provide stable income. We continue to diversify the fund’s holdings by issuer and industry and to de-emphasize non-cash-paying securities, preferred stock, and equity-linked securities (such as convertibles) because of their potential for volatility.

Michael L. Hong, CFA, Managing Director and Fixed Income Portfolio Manager February 20, 2015

Short-Term Investment-Grade Fund

Fund Profile
As of January 31, 2015

Share-Class Characteristics
	Investor	Admiral Institutional
	Shares	Shares	Shares
Ticker Symbol	VFSTX	VFSUX	VFSIX
Expense Ratio[1]	0.20%	0.10%	0.07%
30-Day SEC Yield	1.56%	1.66%	1.69%

Financial Attributes

		Barclays Barclays
		1–5 Year	Aggregate
		Credit	Bond
	Fund	Index	Index
Number of Bonds	2,019	2,239	9,079
Yield to Maturity
(before expenses)	1.6%	1.6%	1.9%
Average Coupon	3.0%	3.6%	3.3%
Average Duration	2.5 years	2.8 years	5.4 years
Average Effective
Maturity	3.0 years	2.9 years	7.6 years
Short-Term
Reserves	1.0%	—	—

Sector Diversification (% of portfolio)
Asset-Backed			8.6%
Commercial Mortgage-Backed			8.4
Finance			27.8
Foreign			7.4
Government Mortgage-Backed			0.1
Industrial			27.4
Treasury/Agency			15.6
Utilities			3.9
Other			0.8

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	1–5 Year	Aggregate
	Credit	Bond
	Index	Index
R-Squared	0.97	0.64
Beta	0.81	0.34
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year		20.5%
1 - 3 Years		39.5
3 - 5 Years		29.2
5 - 7 Years		5.2
7 - 10 Years		5.2
20 - 30 Years		0.1
Over 30 Years		0.3

Distribution by Credit Quality (% of portfolio)
U.S. Government		15.2%
Aaa		14.2
Aa		14.8
A		34.4
Baa		18.8
Ba		0.9
Not Rated		1.7
Credit-quality ratings are from Moody's and S&P. The higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 28, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2015, the expense ratios were 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares.

Short-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2005, Through January 31, 2015

Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2015
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Short-Term Investment-Grade Fund
	Investor Shares	2.03%	2.76%	3.66%	$14,324
••••••••	Barclays U.S. 1–5 Year Credit Bond
	Index	2.36	3.36	4.20	15,097
– – – –	1–5 Year Investment-Grade Debt Funds

	Barclays Average U.S. Aggregate Bond Index	6.61 1.21	2.27 4.57	4.86 2.62	16,074 12,948
1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

					Final Value
		One	Five	Ten	of a $50,000
		Year	Years	Years	Investment
Short-Term Investment-Grade Fund Admiral
Shares		2.13%	2.86%	3.77%	$72,371
Barclays U.S. 1–5 Year Credit Bond Index		2.36	3.36	4.20	75,483
Barclays U.S. Aggregate Bond Index		6.61	4.57	4.86	80,368

See Financial Highlights for dividend and capital gains information.

Short-Term Investment-Grade Fund

		Average Annual Total Returns
	Periods Ended January 31, 2015
				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Short-Term Investment-Grade Fund
Institutional Shares	2.16%	2.89%	3.80%	$7,261,494
Barclays U.S. 1–5 Year Credit Bond Index	2.36	3.36	4.20	7,548,283

Barclays U.S. Aggregate Bond Index	6.61	4.57	4.86	8,036,842

Fiscal-Year Total Returns (%): January 31, 2005, Through January 31, 2015
				Barclays
				1–5 Year
				Credit
		Investor Shares		Index
Fiscal Year	Income Returns Capital Returns		Total Returns	Total Returns
2006	3.66%	-1.22%	2.44%	1.52%
2007	4.58	0.38	4.96	4.74
2008	5.08	2.09	7.17	7.86
2009	4.48	-8.83	-4.35	-1.17
2010	4.37	9.07	13.44	12.92
2011	3.39	0.99	4.38	4.78
2012	2.75	-0.29	2.46	3.93
2013	2.21	1.27	3.48	3.98
2014	1.82	-0.36	1.46	1.78
2015	1.88	0.15	2.03	2.36

Average Annual Total Returns: Periods Ended December 31, 2014

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	10/29/1982	1.76%	2.87%	3.43%	0.15%	3.58%
Admiral Shares	2/12/2001	1.86	2.97	3.53	0.15	3.68
Institutional Shares	9/30/1997	1.90	3.00	3.57	0.15	3.72

Short-Term Investment-Grade Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of January 31, 2015

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
1	United States Treasury Note/Bond	0.250%	10/31/15	1,033,300	1,034,106	2.0%
2	United States Treasury Note/Bond	0.250%	8/15/15	801,300	801,925	1.5%
	United States Treasury Note/Bond	1.250%	9/30/15	713,700	718,939	1.4%
	United States Treasury Note/Bond	0.875%	1/15/18	582,450	584,541	1.1%
	United States Treasury Note/Bond	0.250%	12/15/15	579,400	579,759	1.1%
	United States Treasury Note/Bond	0.875%	11/15/17	486,050	488,179	0.9%
	United States Treasury Note/Bond	0.250%	10/15/15	475,300	475,671	0.9%
	United States Treasury Note/Bond	1.000%	12/15/17	443,900	447,300	0.8%
1	United States Treasury Note/Bond	0.250%	12/31/15	387,700	387,940	0.7%
	United States Treasury Note/Bond	0.250%	9/15/15	367,100	367,386	0.7%
	United States Treasury Note/Bond	0.250%	7/15/15	343,800	344,068	0.7%
	United States Treasury Note/Bond	0.375%	3/15/16	317,600	318,095	0.6%
	United States Treasury Note/Bond	0.250%	9/30/15	301,050	301,285	0.6%
1	United States Treasury Note/Bond	0.875%	8/15/17	283,500	285,139	0.5%
	United States Treasury Note/Bond	1.250%	1/31/20	273,700	274,726	0.5%
	United States Treasury Note/Bond	0.375%	8/31/15	231,200	231,561	0.4%
	United States Treasury Note/Bond	0.375%	1/15/16	175,400	175,730	0.3%
1	United States Treasury Note/Bond	1.750%	7/31/15	145,500	146,705	0.3%
3	United States Treasury
	Note/Bond	0.500%–2.375%	8/31/15–8/15/24	195,478	196,983	0.4%
					8,160,038	15.4%

Conventional Mortgage-Backed Securities †					3,538	0.0%

Nonconventional Mortgage-Backed Securities †					30,844	0.1%
Total U.S. Government and Agency Obligations (Cost $8,176,122)					8,194,420	15.5%
Asset-Backed/Commercial Mortgage-Backed Securities
4	Ally Master Owner Trust
	Series 2012-5	1.540%	9/15/19	90,765	91,152	0.2%
[4],5	American Express Credit Account
	Secured Note Trust 2008-2	1.427%	9/15/20	32,430	33,348	0.1%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
[4],5	American Express Credit Account
	Secured Note Trust 2012-4	0.717%	5/15/20	27,755	27,875	0.1%
[4],5	American Express Issuance
	Trust II 2013-1	0.447%	2/15/19	131,000	130,743	0.2%
4	Banc of America Commercial
	Mortgage Trust 2006-5	5.415%	9/10/47	23,921	25,201	0.1%
4	Banc of America Commercial
	Mortgage Trust 2006-6	5.347%	10/10/45	44,621	47,343	0.1%
4	Banc of America Commercial
	Mortgage Trust 2007-2	5.577%	4/10/49	34,033	36,617	0.1%
4	Banc of America Commercial
	Mortgage Trust 2008-1	6.181%–6.225%	2/10/51	64,476	71,647	0.1%
[4],6	Banc of America
	Funding 2006-H Trust	2.740%	9/20/46	24,287	19,636	0.0%
4	Banc of America
	Mortgage 2003-F Trust	2.623%	7/25/33	1,333	1,298	0.0%
4	Bank of America Mortgage
	2002-J Trust	3.577%	9/25/32	20	20	0.0%
4	Bear Stearns Commercial Mortgage
	Securities Trust 2005-PWR9	4.943%	9/11/42	13,370	13,561	0.0%
4	Bear Stearns Commercial Mortgage
	Securities Trust 2006-PWR13	5.533%	9/11/41	22,692	23,973	0.0%
4	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR16	5.707%	6/11/40	21,611	23,488	0.0%
4	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR17	5.650%	6/11/50	102,483	111,466	0.2%
4	Bear Stearns Commercial Mortgage
	Securities Trust 2007-TOP28	5.710%	9/11/42	41,587	45,572	0.1%
[4],5	Chase Issuance Trust 2007-C1	0.627%	4/15/19	30,600	30,460	0.1%
[4],5	Chase Issuance Trust 2012-A10	0.426%	12/16/19	117,000	116,789	0.2%
[4],6	Citigroup Mortgage Loan
	Trust 2007-AR8	2.683%	7/25/37	1,370	1,259	0.0%
4	COMM 2006-C8
	Mortgage Trust	5.292%–5.306%	12/10/46	93,744	99,422	0.2%
4	COMM 2007-C9
	Mortgage Trust	5.795%	12/10/49	25,210	27,522	0.1%
4	COMM 2012-CCRE2
	Mortgage Trust	3.147%–3.791%	8/15/45	7,025	7,458	0.0%
4	COMM 2012-CCRE3
	Mortgage Trust	2.822%	10/15/45	7,520	7,729	0.0%
4	COMM 2012-CCRE4
	Mortgage Trust	2.853%	10/15/45	10,825	11,135	0.0%
4	COMM 2012-CCRE5
	Mortgage Trust	2.771%	12/10/45	2,640	2,701	0.0%
4	COMM 2013-CCRE11
	Mortgage Trust	3.983%–4.258%	10/10/46	54,945	61,694	0.1%
4	COMM 2013-CCRE12
	Mortgage Trust	3.623%–4.046%	10/10/46	49,831	54,915	0.1%
4	COMM 2013-CCRE13
	Mortgage Trust	4.194%–4.755% 11/10/23–12/10/23		37,967	42,474	0.1%
4	COMM 2013-CCRE8
	Mortgage Trust	3.612%	6/10/46	22,465	24,319	0.0%
[4],[7]	COMM 2013-CCRE9
	Mortgage Trust	2.972%–4.259%	7/10/45–8/10/46	66,395	72,597	0.1%
[4],[7]	COMM 2013-CR9
	Mortgage Trust	4.259%	7/10/45	8,250	8,655	0.0%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
[4],[7]	COMM 2013-LC13
	Mortgage Trust	3.009%–4.557%	8/10/46	75,258	81,770	0.2%
4	COMM 2013-LC6
	Mortgage Trust	2.941%	1/10/46	4,100	4,237	0.0%
[4],[7]	COMM 2013-SFS
	Mortgage Trust	2.987%	4/12/35	5,490	5,652	0.0%
[4],[7]	COMM 2014-277P
	Mortgage Trust	3.611%	8/10/49	40,850	44,279	0.1%
4	COMM 2014-CCRE14
	Mortgage Trust	3.147%–4.236%	2/10/47	23,155	25,223	0.1%
4	COMM 2014-CCRE15
	Mortgage Trust	2.928%–4.717%	2/10/47	55,540	60,856	0.1%
4	COMM 2014-CR17
	Mortgage Trust	3.977%–4.736%	5/10/47	66,570	73,243	0.1%
4	COMM 2014-CR18
	Mortgage Trust	3.452%–3.828%	7/15/47	22,950	24,807	0.1%
4	COMM 2014-LC17
	Mortgage Trust	3.917%	10/10/47	11,570	12,779	0.0%
4	COMM 2014-LC19
	Mortgage Trust	3.040%	2/10/48	4,330	4,460	0.0%
4	Discover Card Execution
	Note Trust 2012-A6	1.670%	1/18/22	114,300	114,563	0.2%

[4],[7] Ford Credit Auto Lease
Trust 2012-B	1.100%	12/15/15	10,050	10,058	0.0%

4	Ford Credit Auto Lease
	Trust 2013-A	1.010%–1.280%	5/15/16–6/15/16	31,830	31,854	0.1%
4	Ford Credit Auto Lease
	Trust 2014-A	1.160%	8/15/17	22,730	22,713	0.0%
4	Ford Credit Auto Owner
	Trust 2013-C	1.680%	11/15/18	4,900	4,925	0.0%
4	Ford Credit Auto Owner
	Trust 2013-D	1.540%–1.720%	3/15/19–7/15/19	25,200	25,277	0.1%
[4],[7]	Ford Credit Auto Owner
	Trust 2014-1	2.260%–2.410%	11/15/25	34,530	35,111	0.1%
[4],[7]	Ford Credit Auto Owner
	Trust 2014-2	2.310%–2.510%	4/15/26	38,170	38,805	0.1%
[4],[7]	Ford Credit Auto Owner
	Trust 2015-1	2.120%	7/15/26	33,750	34,071	0.1%
[4],[7]	Ford Credit Floorplan Master
	Owner Trust A Series 2010-3	4.990%	2/15/17	21,000	21,020	0.0%
4	Ford Credit Floorplan Master
	Owner Trust A Series 2012-2 1.920%		1/15/19	26,800	27,241	0.1%
4	Ford Credit Floorplan Master
	Owner Trust A Series 2012-5 1.490%		9/15/19	117,285	117,814	0.2%
4	Ford Credit Floorplan Master
	Owner Trust A
	Series 2012-5	1.690%–2.140%	9/15/19	15,850	15,968	0.0%
4	Ford Credit Floorplan Master
	Owner Trust A
	Series 2013-1	1.370%–1.820%	1/15/18	35,359	35,504	0.1%
4	Ford Credit Floorplan
	Master Owner Trust A
	Series 2013-3	1.740%	6/15/17	7,529	7,552	0.0%
4	Ford Credit Floorplan
	Master Owner Trust A
	Series 2013-4	2.100%–2.790%	6/15/20	15,460	15,629	0.0%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
4	Ford Credit Floorplan
	Master Owner Trust A
	Series 2014-1	1.400%–2.310%	2/15/19–2/15/21	14,800	14,891	0.0%
[4],5	Ford Credit Floorplan
	Master Owner Trust A
	Series 2014-2	0.667%	2/15/21	9,200	9,222	0.0%
4	Ford Credit Floorplan
	Master Owner Trust A
	Series 2014-4	1.400%	8/15/19	68,525	68,826	0.1%
[4],5	GE Capital Credit Card Master
	Note Trust Series 2011-2	1.167%	5/15/19	50,270	50,409	0.1%
4	GE Capital Credit Card Master
	Note Trust Series 2012-2	2.220%	1/15/22	72,000	73,170	0.1%
4	GE Capital Credit Card Master
	Note Trust Series 2012-6	1.360%	8/17/20	90,140	90,246	0.2%
[4],5	GE Dealer Floorplan Master
	Note Trust Series 2012-2	0.918%	4/22/19	48,100	48,480	0.1%
[4],5	GE Dealer Floorplan Master
	Note Trust Series 2012-4	0.608%	10/20/17	25,000	25,019	0.1%
[4],5	GE Dealer Floorplan Master
	Note Trust Series 2015-2	0.000%	1/20/22	10,860	10,860	0.0%
[4],[7]	GS Mortgage Securities
	Trust 2010-C2	5.222%	12/10/43	3,530	3,936	0.0%
[4],[7]	GS Mortgage Securities
	Trust 2011-GC3	5.554%	3/10/44	2,280	2,615	0.0%
[4],[7]	GS Mortgage Securities
	Trust 2012-ALOHA	3.551%	4/10/34	25,305	27,104	0.1%
[4],[7]	GS Mortgage Securities
	Trust 2012-BWTR	2.954%	11/5/34	27,725	28,418	0.1%
[4],[7]	GS Mortgage Securities
	Trust 2012-GC6	4.948%	1/10/45	1,000	1,145	0.0%
4	GS Mortgage Securities
	Trust 2013-GC13	4.038%	7/10/46	22,170	24,866	0.1%
4	GS Mortgage Securities
	Trust 2013-GCJ12	3.135%–3.777%	6/10/46	24,670	25,862	0.1%
4	GS Mortgage Securities
	Trust 2013-GCJ14	2.995%–4.243%	8/10/46	79,722	87,561	0.2%
4	GS Mortgage Securities
	Trust 2014-GC24	3.931%–4.528%	9/10/47	63,966	70,073	0.1%
4	GS Mortgage Securities
	Trust 2014-GC26	3.629%	11/10/47	18,190	19,605	0.0%
[4],5	MBNA Credit Card Master
	Note Trust 2004-A3	0.426%	8/16/21	89,145	88,624	0.2%
4	Merrill Lynch Mortgage
	Investors Trust MLMI
	Series 2003-A2	1.832%	2/25/33	2,832	2,606	0.0%
4	Merrill Lynch Mortgage
	Investors Trust MLMI
	Series 2003-A4	2.582%	7/25/33	825	830	0.0%
4	Merrill Lynch Mortgage
	Trust 2006-C2	5.739%	8/12/43	11,680	12,302	0.0%
4	Merrill Lynch Mortgage
	Trust 2008-C1	5.690%	2/12/51	8,528	9,319	0.0%
4	ML-CFC Commercial
	Mortgage Trust 2006-2	5.868%	6/12/46	8,121	8,522	0.0%

Short-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
4	ML-CFC Commercial Mortgage
	Trust 2007-6	5.331%	3/12/51	7,592	7,590	0.0%
4	Morgan Stanley Capital I
	Trust 2006-HQ9	5.728%	7/12/44	52,138	55,018	0.1%
4	Morgan Stanley Capital I
	Trust 2006-IQ12	5.319%	12/15/43	17,641	18,737	0.0%
4	Morgan Stanley Capital I
	Trust 2007-IQ15	5.908%	6/11/49	36,244	39,434	0.1%
4	Morgan Stanley Capital I
	Trust 2007-IQ16	5.688%	12/12/49	54,346	59,110	0.1%
4	Morgan Stanley Capital I
	Trust 2012-C4	3.244%–3.773%	3/15/45	5,643	5,994	0.0%
[4],[7]	Morgan Stanley Capital I
	Trust 2012-STAR	3.201%	8/5/34	17,045	17,805	0.0%
[4],[7]	Morgan Stanley Capital I
	Trust 2014-150E	3.912%	9/9/32	21,265	23,537	0.0%
[4],[7]	Morgan Stanley Capital I
	Trust 2014-CPT	3.350%	7/13/29	10,690	11,334	0.0%
7	Asset-Backed/Commercial
	Mortgage-Backed Securities—Other †				5,915,147	11.2%
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $8,976,896)					9,125,697	17.2%
Corporate Bonds
Finance
	Banking
	American Express
	Centurion Bank	6.000%	9/13/17	64,650	72,250	0.1%
	American Express Co.	6.150%–7.000%	8/28/17–3/19/18	42,278	48,240	0.1%
	American Express
	Credit Corp.	1.550%–2.800%	9/15/15–8/15/19	216,032	220,536	0.4%
	Bank of America Corp.	6.500%	8/1/16	81,273	87,504	0.2%
	Bank of America Corp.	1.500%–6.875%	4/1/15–1/15/19	506,807	537,089	1.0%
	Bank of America NA	1.125%–6.100%	11/14/16–6/15/17	98,389	99,835	0.2%
	Bank of Nova Scotia	2.550%	1/12/17	90,145	93,120	0.2%
	Bank One Corp.	4.900%	4/30/15	14,615	14,758	0.0%
	Bear Stearns Cos. LLC	5.300%–7.250%	10/30/15–2/1/18	106,436	117,121	0.2%
	BNP Paribas SA	3.600%	2/23/16	84,830	87,323	0.2%
	Citigroup Inc.	3.953%	6/15/16	108,110	112,357	0.2%
	Citigroup Inc.	1.250%–6.125%	5/29/15–7/29/19	446,715	462,722	0.9%
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	3.375%	1/19/17	89,403	93,474	0.2%
	Countrywide Financial Corp.	6.250%	5/15/16	37,914	40,217	0.1%
	Deutsche Bank AG	6.000%	9/1/17	97,907	108,284	0.2%
	Goldman Sachs Group Inc.	5.950%	1/18/18	98,540	110,351	0.2%
	Goldman Sachs Group Inc.	2.625%	1/31/19	99,420	101,497	0.2%
8	Goldman Sachs Group Inc.	2.375%–6.250%	5/3/15–10/23/19	436,089	487,032	0.9%
	HSBC USA Inc.	2.375%	2/13/15	95,532	95,572	0.2%
	JPMorgan Chase & Co.	3.450%	3/1/16	99,020	101,657	0.2%
4	JPMorgan Chase & Co.	1.100%–6.300%	3/1/15–12/29/49	574,633	591,487	1.1%
8	JPMorgan Chase Bank NA	5.375%–6.000%	6/13/16–10/1/17	67,405	81,156	0.1%
	Morgan Stanley	1.875%–6.625%	4/28/15–1/27/20	489,178	513,405	1.0%
	Synchrony Financial	3.000%	8/15/19	84,600	86,784	0.2%
	Synchrony Financial	2.700%–3.750%	2/3/20–8/15/21	23,360	23,929	0.0%
	Wachovia Bank NA	4.875%–6.000%	2/1/15–11/15/17	101,803	110,033	0.2%

Short-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Wachovia Corp.	5.625%–5.750%	10/15/16–2/1/18	120,109	132,706	0.2%
4 Wells Fargo & Co.	1.150%–5.900%	6/15/16–12/29/49	268,847	275,078	0.5%
Wells Fargo Bank NA	4.750%	2/9/15	11,265	11,271	0.0%
7 Banking—Other †				6,667,432	12.6%
7 Brokerage †				270,187	0.5%
Finance Companies
Air Lease Corp.	5.625%	4/1/17	81,630	87,344	0.1%
General Electric Capital Corp.	5.625%	9/15/17	105,626	117,837	0.2%
General Electric Capital Corp.	5.625%	5/1/18	81,860	92,666	0.2%
4 General Electric
Capital Corp.	1.000%–6.375%	7/2/15–11/15/67	394,973	410,235	0.8%
Finance Companies—Other †				217,561	0.4%
7 Insurance †				936,968	1.8%
Real Estate Investment Trusts
ARC Properties Operating
Partnership LP/Clark
Acquisition LLC	2.000%	2/6/17	112,260	107,777	0.2%
7 Real Estate Investment Trusts—Other †				683,506	1.3%
				14,508,301	27.3%
Industrial
7 Basic Industry †				1,155,033	2.2%
Capital Goods
General Electric Co.	5.250%	12/6/17	131,375	146,595	0.3%
General Electric Co.	0.850%	10/9/15	18,420	18,482	0.0%
7 Capital Goods—Other †				1,510,840	2.8%
Communication
America Movil SAB de CV	2.375%	9/8/16	89,229	91,049	0.2%
Time Warner Cable Inc.	6.750%	7/1/18	76,845	88,945	0.2%
7 Communication—Other †				2,398,960	4.5%
Consumer Cyclical
Ford Motor Credit Co. LLC	5.000%	5/15/18	82,715	90,445	0.2%
Ford Motor Credit Co. LLC	2.145%–8.000%	1/15/16–11/4/19	298,159	316,314	0.6%
7 Consumer Cyclical—Other †				1,591,304	3.0%
7 Consumer Noncyclical †				3,140,256	5.9%
Energy
Occidental Petroleum Corp.	1.750%	2/15/17	93,490	94,775	0.2%
7 Energy—Other †				1,714,486	3.2%
7 Other Industrial †				62,410	0.1%
Technology
Oracle Corp.	2.250%	10/8/19	82,990	85,278	0.2%
Technology—Other †				1,173,188	2.2%
7 Transportation †				625,888	1.2%
				14,304,248	27.0%
Utilities
7 Electric †				1,903,741	3.6%
Natural Gas †				115,164	0.2%
Other Utility †				10,520	0.0%
				2,029,425	3.8%
Total Corporate Bonds (Cost $30,558,268)				30,841,974	58.1%

Short-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Sovereign Bonds (U.S. Dollar-Denominated)
Export-Import Bank of Korea	4.000%	1/11/17	98,200	103,211	0.2%
Pemex Project Funding
Master Trust	5.750%	3/1/18	79,285	86,008	0.2%
Republic of Turkey	7.000%	9/26/16	110,605	120,066	0.2%
7 Sovereign Bonds (U.S.
Dollar-Denominated)—Other †				3,573,241	6.7%
Total Sovereign Bonds (Cost $3,912,202)				3,882,526	7.3%
Taxable Municipal Bonds (Cost $220,640) †				226,798	0.4%
[7]Tax-Exempt Municipal Bonds (Cost $16,700) †				17,604	0.0%

			Shares
Convertible Preferred Stocks (Cost $28,923) †			29,160	—	0.0%
Temporary Cash Investment
Money Market Fund
9 Vanguard Market Liquidity
Fund (Cost $520,265)	0.133%		520,264,638	520,265	1.0%

		Expiration
		Date	Contracts
Options on Futures Purchased
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $133.00		2/20/15	439	75	0.0%
Put Options on 5-year U.S. Treasury Note
Futures Contracts, Strike Price $118.75		2/20/15	7,773	122	0.0%
Total Options on Futures Purchased (Cost $5,738)				197	0.0%
Total Investments (Cost $52,415,754)				52,809,481	99.5%
Liability for Options Written (0.0%)
Call Options on 5-year U.S. Treasury Note
Futures Contracts, Strike Price $119.75		2/20/15	2,591	(4,271)	0.0%
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $130.00		2/20/15	875	(1,135)	0.0%
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $131.00		2/20/15	875	(629)	0.0%
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $132.00		2/20/15	439	(157)	0.0%
Put Options on 5-year U.S. Treasury Note
Futures Contracts, Strike Price $117.75		2/20/15	7,773	(61)	0.0%
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $128.00		2/20/15	1,314	(82)	0.0%
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $129.00		2/20/15	436	(75)	0.0%
Total Liability for Options Written (Premiums received $5,353)				(6,410)	0.0%
Other Assets and Liabilities
Other Assets				932,398	1.8%
Other Liabilities				(683,815)	(1.3%)
				248,583	0.5%
Net Assets				53,051,654	100.0%

Short-Term Investment-Grade Fund

At January 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	52,700,147
Undistributed Net Investment Income	30,496
Accumulated Net Realized Losses	(56,826)
Unrealized Appreciation (Depreciation)
Investment Securities	399,268
Futures Contracts	(39,853)
Options on Futures Contracts	(6,598)
Swap Contracts	25,316
Forward Currency Contracts	123
Foreign Currencies	(419)
Net Assets	53,051,654

Investor Shares—Net Assets
Applicable to 1,019,688,200 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	10,943,341
Net Asset Value Per Share—Investor Shares	$10.73

Admiral Shares—Net Assets
Applicable to 3,146,805,006 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	33,771,640
Net Asset Value Per Share—Admiral Shares	$10.73

Institutional Shares—Net Assets
Applicable to 776,797,864 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	8,336,673
Net Asset Value Per Share—Institutional Shares	$10.73

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $4,927,000 have been segregated as collateral for open forward currency contracts and over-the-counter swap contracts.
2 Securities with a value of $6,714,000 have been segregated as initial margin for open cleared swap contracts.
3 Securities with a value of $21,207,000 have been segregated as initial margin for open futures contracts.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Adjustable-rate security.
6 Security made only partial principal and/or interest payments during the period ended January 31, 2015.
7 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2015, the aggregate value of these securities was $5,556,823,000, representing 10.5% of net assets.
8 Face amount denominated in British pounds.
9 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Statement of Operations

Year Ended
January 31, 2015
($000)
Investment Income
Income
Interest[1]	1,040,425
Total Income	1,040,425
Expenses
The Vanguard Group—Note B
Investment Advisory Services	5,295
Management and Administrative—Investor Shares	19,037
Management and Administrative—Admiral Shares	21,743
Management and Administrative—Institutional Shares	2,903
Marketing and Distribution—Investor Shares	2,176
Marketing and Distribution—Admiral Shares	5,876
Marketing and Distribution—Institutional Shares	1,400
Custodian Fees	657
Auditing Fees	41
Shareholders’ Reports—Investor Shares	321
Shareholders’ Reports—Admiral Shares	243
Shareholders’ Reports—Institutional Shares	9
Trustees’ Fees and Expenses	41
Total Expenses	59,742
Net Investment Income	980,683
Realized Net Gain (Loss)
Investment Securities Sold	172,943
Futures Contracts	(130,700)
Options on Futures Contracts	(4,257)
Swap Contracts	1,619
Foreign Currencies and Forward Currency Contracts	44,105
Realized Net Gain (Loss)	83,710
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,185
Futures Contracts	(9,948)
Options on Futures Contracts	(5,076)
Swap Contracts	17,956
Foreign Currencies and Forward Currency Contracts	(296)
Change in Unrealized Appreciation (Depreciation)	3,821
Net Increase (Decrease) in Net Assets Resulting from Operations	1,068,214
1 Interest income from an affiliated company of the fund was $1,070,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	980,683	852,986
Realized Net Gain (Loss)	83,710	146,010
Change in Unrealized Appreciation (Depreciation)	3,821	(307,452)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,068,214	691,544
Distributions
Net Investment Income
Investor Shares	(213,848)	(213,557)
Admiral Shares	(619,772)	(526,306)
Institutional Shares	(146,949)	(115,303)
Realized Capital Gain[1]
Investor Shares	(26,851)	(45,348)
Admiral Shares	(80,491)	(105,560)
Institutional Shares	(20,406)	(21,598)
Total Distributions	(1,108,317)	(1,027,672)
Capital Share Transactions
Investor Shares	(798,552)	(321,974)
Admiral Shares	4,164,504	3,986,902
Institutional Shares	1,539,327	2,174,537
Net Increase (Decrease) from Capital Share Transactions	4,905,279	5,839,465
Total Increase (Decrease)	4,865,176	5,503,337
Net Assets
Beginning of Period	48,186,478	42,683,141
End of Period[2]	53,051,654	48,186,478

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $64,494,000 and $20,269,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $30,496,000 and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.74	$10.82	$10.73	$10.80	$10.70
Investment Operations
Net Investment Income	. 200.194		.231	.269	.330
Net Realized and Unrealized Gain (Loss)
on Investments	.016	(.039)	.139	(.008)	.132
Total from Investment Operations	.216	.155	.370	.261	.462
Distributions
Dividends from Net Investment Income	(.200)	(.194)	(.234)	(. 292)	(. 356)
Distributions from Realized Capital Gains	(.026)	(.041)	(.046)	(. 039)	(. 006)
Total Distributions	(. 226)	(. 235)	(. 280)	(. 331)	(. 362)
Net Asset Value, End of Period	$10.73	$10.74	$10.82	$10.73	$10.80

Total Return[1]	2.03%	1.46%	3.48%	2.46%	4.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,943	$11,752	$12,166	$13,394	$15,249
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.22%
Ratio of Net Investment Income to
Average Net Assets	1.86%	1.81%	2.13%	2.52%	3.05%
Portfolio Turnover Rate	79%	122%	80%	47%[2]	48%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.74	$10.82	$10.73	$10.80	$10.70
Investment Operations
Net Investment Income	.211	.205	.242	.279	.342
Net Realized and Unrealized Gain (Loss)
on Investments	.016	(.039)	.139	(.008)	.132
Total from Investment Operations	.227	.166	.381	.271	.474
Distributions
Dividends from Net Investment Income	(. 211)	(. 205)	(. 245)	(. 302)	(. 368)
Distributions from Realized Capital Gains	(.026)	(.041)	(.046)	(. 039)	(. 006)
Total Distributions	(.237)	(.246)	(. 291)	(. 341)	(.374)
Net Asset Value, End of Period	$10.73	$10.74	$10.82	$10.73	$10.80

Total Return	2.13%	1.56%	3.59%	2.55%	4.49%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$33,772	$29,632	$25,845	$22,313	$21,337
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	1.96%	1.91%	2.23%	2.61%	3.16%
Portfolio Turnover Rate	79%	122%	80%	47%[1]	48%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.74	$10.82	$10.73	$10.80	$10.70
Investment Operations
Net Investment Income	. 214.208		.245	.283	.346
Net Realized and Unrealized Gain (Loss)
on Investments	.016	(.039)	.139	(.008)	.132
Total from Investment Operations	.230	.169	.384	.275	.478
Distributions
Dividends from Net Investment Income	(.214)	(.208)	(.248)	(. 306)	(. 372)
Distributions from Realized Capital Gains	(.026)	(.041)	(.046)	(. 039)	(. 006)
Total Distributions	(.240)	(. 249)	(. 294)	(.345)	(. 378)
Net Asset Value, End of Period	$10.73	$10.74	$10.82	$10.73	$10.80

Total Return	2.16%	1.59%	3.62%	2.60%	4.53%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,337	$6,802	$4,672	$1,864	$1,387
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	1.99%	1.94%	2.26%	2.65%	3.20%
Portfolio Turnover Rate	79%	122%	80%	47%[1]	48%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Short-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to

Short-Term Investment-Grade Fund

changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2015, the fund’s average investments in long and short futures contracts represented 3% and 5% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended January 31, 2015, the fund’s average value of options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level,

Short-Term Investment-Grade Fund

triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended January 31, 2015, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The fund invests in cross-currency swaps to hedge the currency risk associated with investing in foreign securities. Under the terms of the swaps, the parties exchange a series of payments calculated on the basis of a fixed rate applied to a notional amount, on specified dates and in a specified currency. Additionally, currency amounts are exchanged by the counterparties at the initiation of the contract, with an agreement to reverse the exchange of the currency amounts upon termination of the contract.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of

Short-Term Investment-Grade Fund

credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended January 31, 2015, the fund’s average amounts of credit protection sold and credit protection purchased each represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The average amount of interest rate swaps represented 3% of net assets, based on the average of notional amounts at each quarter-end during the period. The average amount of cross currency swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Short-Term Investment-Grade Fund

7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2015, or at any time during the period then ended.

9. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At January 31, 2015, the fund had contributed capital of $5,026,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 2.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Short-Term Investment-Grade Fund

The following table summarizes the market value of the fund’s investments as of January 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	8,194,420	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	9,015,752	109,945
Corporate Bonds	—	30,767,144	74,830
Sovereign Bonds	—	3,882,526	—
Taxable Municipal Bonds	—	226,798	—
Tax-Exempt Municipal Bonds	—	17,604	—
Convertible Preferred Stocks	—	—	—
Temporary Cash Investments	520,265	—	—
Options on Futures Purchased	197	—	—
Liability for Options Written	(6,410)	—	—
Futures Contracts—Assets[1]	4,319	—	—
Futures Contracts—Liabilities[1]	(7,078)	—	—
Forward Currency Contracts—Assets	—	436	—
Forward Currency Contracts—Liabilities	—	(313)	—
Swap Contracts—Assets	50[1]	32,455	—
Swap Contracts—Liabilities	(949)[1]	(5,358)	—
Total	510,394	52,131,464	184,775
1 Represents variation margin on the last day of the reporting period.

D. At January 31, 2015, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)	($000)
Options on Futures Purchased	197	—	—	197
Other Assets	4,369	30,295	2,596	37,260
Liability for Options Written	(6,410)	—	—	(6,410)
Other Liabilities	(8,027)	(313)	(5,358)	(13,698)

Short-Term Investment-Grade Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2015, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(130,700)	—	—	(130,700)
Options on Futures Contracts	(4,257)	—	—	(4,257)
Swap Contracts	3,163	(299)	(1,245)	1,619
Forward Currency Contracts	—	24,992	—	24,992
Realized Net Gain (Loss) on Derivatives	(131,794)	24,693	(1,245)	(108,346)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(9,948)	—	—	(9,948)
Options on Futures Contracts	(5,076)	—	—	(5,076)
Swap Contracts	(12,598)	29,859	695	17,956
Forward Currency Contracts	—	123	—	123
Change in Unrealized Appreciation
(Depreciation) on Derivatives	(27,622)	29,982	695	3,055

At January 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	March 2015	12,328	1,495,926	1,423
2-Year U.S. Treasury Note	March 2015	6,442	1,415,730	4,130
10-Year U.S. Treasury Note	March 2015	(4,492)	(587,891)	(8,060)
30-Year U.S. Treasury Bond	March 2015	(3,816)	(577,289)	(35,283)
Long Gilt	March 2015	(194)	(36,195)	(2,231)
Euro-Bobl	March 2015	(349)	(51,619)	(565)
Ultra Long U.S. Treasury Bond	March 2015	189	33,819	1,244
Euro-Bund	March 2015	(70)	(12,608)	(512)
Euro-Schatz	March 2015	19	2,388	1
				(39,853)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Short-Term Investment-Grade Fund

At January 31, 2015, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

							Unrealized
	Contract						Appreciation
	Settlement				Contract Amount (000)		(Depreciation)
Counterparty		Date		Receive		Deliver	($000)
Goldman Sachs Bank USA		2/3/15	EUR	5,000	USD	5,949	(299)
Morgan Stanley Capital Services LLC		3/3/15	USD	107,264	GBP	71,238	(14)
Morgan Stanley Capital Services LLC		3/3/15	USD	95,664	EUR	84,466	192
Morgan Stanley Capital Services LLC		2/3/15	USD	3,977	EUR	3,373	166
Deutsche Bank AG		2/3/15	USD	1,916	EUR	1,627	78
							123
EUR—Euro.
GBP—British pound.
USD—U.S. dollar.

At January 31, 2015, the fund had the following open swap contracts:
Over-the-Counter Credit Default Swaps
					Remaining
					Up-Front	Periodic
					Premium	Premium	Unrealized
				Notional	Received	Received	Appreciation
Termination				Amount	(Paid)	(Paid) (Depreciation)
Reference Entity	Date	Counterparty[1]		($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Bank of America Corp./Baa2	12/20/17		MSCS	16,900	368	1.000	629
Boeing Co./A2	9/20/18		GSCM	4,885	(65)	1.000	86
Energy Transfer Partners LP/Baa3	6/20/17		BOANA	14,630	412	1.000	350
Energy Transfer Partners LP/Baa3	9/20/18		JPMC	7,820	24	1.000	(150)
Energy Transfer Partners LP/Baa3	9/20/18		JPMC	8,310	26	1.000	(160)
Federation of Malaysia/A3	9/20/19		BARC	36,000	(289)	1.000	(676)
Federation of Malaysia/A3	3/20/20		BNPSW	3,983	75	1.000	3
Federation of Malaysia/A3	3/20/20		GSCM	36,300	601	1.000	(56)
General Electric Capital Corp./A2	6/20/19		BARC	29,300	(538)	1.000	(31)
General Electric Capital Corp./A1	12/20/19		DBAG	29,290	(598)	1.000	(123)
Goldman Sachs Group Inc./Baa1	12/20/17		MSCS	9,760	239	1.000	349
Hartford Financial Services
Group Inc./Baa3	3/20/18		GSCM	9,750	15	1.000	194
Kohls Corp./Baa1	6/20/18		JPMC	5,380	74	1.000	141
Kohls Corp./Baa1	9/20/18		BOANA	5,380	73	1.000	132
National Rural Utilities
Cooperative Finance Corp./A1	12/20/17		CSFBI	19,520	(156)	1.000	291

Short-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Peoples Republic of China/Aa3	12/20/19	BNPSW	24,405	(169)	1.000	(62)
Republic of Chile/Aa3	12/20/19	MSCS	21,400	(199)	1.000	(275)
Republic of Chile/Aa3	3/20/20	JPMC	29,295	85	1.000	(72)
Republic of Chile/Aa3	3/20/20	JPMC	11,525	19	1.000	(42)
Republic of Colombia/Baa2	3/20/20	GSCM	17,600	631	1.000	40
Republic of Colombia/Baa2	3/20/20	JPMC	29,935	963	1.000	(43)
			371,368			525

Credit Protection Purchased
Aetna Inc.	12/20/19	CSFBI	19,525	626	(1.000)	(159)
Alcoa Inc.	6/20/19	BOANA	7,285	(218)	(1.000)	(123)
Alcoa Inc.	6/20/19	BOANA	10,925	(319)	(1.000)	(177)
Banco Bilbao Vizcaya
Argentaria SA	12/20/19	BOANA	14,510	167	(1.000)	20
Banco Santander SA	3/20/20	BARC	18,110	96	(1.000)	(71)
Bbva Senior Fin	3/20/20	BOANA	18,060	134	(1.000)	(33)
Computer Sciences Corp.	9/20/15	BARC	7,315	177	(5.000)	(57)
Computer Sciences Corp.	9/20/15	MSCS	7,315	178	(5.000)	(55)
El Du Pont De Nemours & Co.	9/20/18	BARC	5,200	92	(1.000)	(51)
El Du Pont De Nemours & Co.	9/20/18	BNPSW	5,200	92	(1.000)	(51)
El Du Pont De Nemours & Co.	9/20/18	DBAG	5,200	92	(1.000)	(51)
El Du Pont De Nemours & Co.	9/20/18	GSCM	5,200	94	(1.000)	(48)
El Du Pont De Nemours & Co.	9/20/18	CSFBI	6,865	139	(1.000)	(49)
Federal Express Corp.	12/20/18	GSCM	21,640	259	(1.000)	(319)
Federative Republic of Brazil	12/20/15	BOANA	3,500	(8)	(1.000)	(8)
Federative Republic of Brazil	12/20/19	BARC	3,410	(159)	(1.000)	16
Federative Republic of Brazil	12/20/19	BARC	8,185	(507)	(1.000)	(87)
Goldman Sachs Group Inc.	12/20/19	BOANA	19,520	180	(1.000)	72
Intesa Sanpaolo SpA	6/20/19	DBAG	19,530	1,553	(3.000)	(293)
Intesa Sanpaolo SpA	12/20/19	BARC	14,510	147	(1.000)	42
Intesa Sanpaolo SpA	3/20/20	BOANA	18,060	91	(1.000)	(27)
McKesson Corp.	3/20/19	JPMC	18,210	534	(1.000)	(115)
McKesson Corp.	3/20/19	JPMC	18,210	522	(1.000)	(127)
Morgan Stanley	9/20/15	BARC	11,000	(78)	(1.000)	(135)
PPG Industries Inc.	3/20/18	GSCM	9,760	108	(1.000)	(166)
Republic of Austria	9/20/17	BNPSW	3,800	(84)	(1.000)	(176)

Short-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Republic of Korea	9/20/18	JPMC	7,800	52	(1.000)	(118)
Republic of South Africa	9/20/19	BARC	12,425	(349)	(1.000)	139
Republic of Turkey	12/20/19	BARC	21,700	(1,005)	(1.000)	(213)
Republic of Turkey	3/20/20	DBAG	17,570	(662)	(1.000)	71
Russian Federation	12/20/19	JPMC	2,885	(1,293)	(1.000)	(723)
United Mexican States	12/20/15	BOANA	3,500	(10)	(1.000)	(28)
United Mexican States	12/20/18	DBAG	4,900	(24)	(1.000)	(38)
United Mexican States	3/20/20	BARC	9,030	(48)	(1.000)	21
UnitedHealth Group Inc.	12/20/19	CSFBI	19,525	608	(1.000)	(154)
Wells Fargo & Co.	3/20/15	GSCM	10,660	(2)	(1.000)	(16)
			410,040			(3,287)
						(2,762)

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

1 BARC—Barclays Bank plc. BNPSW—BNP Paribas.

BOANA—Bank of America, N.A. CSFBI—Credit Suisse First Boston International. DBAG—Deutsche Bank AG.

GSCM—Goldman Sachs Bank USA. JPMC—JP Morgan Chase Bank.

MSCS—Morgan Stanley Capital Services LLC.

Short-Term Investment-Grade Fund

Centrally Cleared Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Clearinghouse[1]	($000)	(%)	(%)	($000)
4/1/15	CME	5,855	0.407	(0.255)[2]	—
8/7/15	CME	100,000	0.414	(0.168)[3]	—
11/7/15	LCH	120,000	0.375	(0.168)[3]	(73)
12/15/15	CME	100,000	0.328	(0.167)[3]	54
2/15/16	LCH	150,000	0.700	(0.167)[3]	601
3/15/16	LCH	150,000	0.579	(0.167)[3]	411
6/1/16	CME	6,075	0.566	(0.234)[2]	2
6/1/16	CME	9,500	2.910	(0.234)[2]	1
6/15/16	CME	100,000	0.446	(0.167)[3]	55
2/7/18	CME	150,000	(0.957)	0.168[3]	(206)
7/10/18	CME	50,000	(1.380)	0.166[3]	(710)
2/7/19	CME	150,000	(1.220)	0.168[3]	(730)
7/10/19	CME	50,000	(1.686)	0.166[3]	(1,186)
					(1,781)
1 CME—Chicago Mercantile Exchange.
LCH—London Clearing House.
2 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.
3 Based on 1-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

Over-the-Counter Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
6/1/16	GSCM	125	0.555	(0.235)[2]	—
1 GSCM—Goldman Sachs Bank USA.
2 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

Short-Term Investment-Grade Fund

Cross-Currency Swaps
				Notional	Notional
				Amount of	Amount of	Unrealized
	Fixed			Currency	Currency	Appreciation
Fixed Interest	Interest Termination			Received	Delivered	(Depreciation)
Rate Received	Rate Paid	Date	Counterparty[1]	($000)	(000)	($000)
USD 5.453%	GBP 5.875%	4/28/17	MSCS	24,528	GBP 14,650	2,452
USD 4.684%	GBP 5.375%	9/28/16	MSCS	23,541	GBP 13,750	2,810
USD 4.207%	EUR 2.625%	4/1/21	MSCS	20,109	EUR 15,004	3,677
USD 5.272%	EUR 3.750%	11/9/20	MSCS	19,868	EUR 14,645	3,966
USD 6.653%	EUR 6.375%	4/4/16	MSCS	18,804	EUR 13,675	3,531
USD 5.693%	GBP 6.125%	5/14/17	BARC	16,195	GBP 9,770	1,487
USD 4.020%	EUR 2.625%	12/6/18	BARC	14,423	EUR 10,777	2,515
USD 3.221%	EUR 2.125%	12/1/20	BARC	13,998	EUR 10,205	2,433
USD 5.686%	GBP 6.125%	5/14/17	BARC	13,493	GBP 8,119	1,273
USD 5.013%	EUR 3.750%	7/12/18	MSCS	13,086	EUR 9,800	2,270
USD 5.213%	EUR 3.250%	2/20/21	MSCS	10,153	EUR 7,855	1,717
USD 4.750%	EUR 3.500%	10/4/21	JPMC	6,484	EUR 4,696	1,272
USD 5.210%	EUR 3.500%	10/4/21	MSCS	2,458	EUR 1,850	456
						29,859
1 BARC—Barclays Bank plc.
JPMC—JP Morgan Chase Bank.
MSCS—Morgan Stanley Capital Services LLC.

EUR—Euro.
GBP—British pound.
USD—U.S. dollar.

At January 31, 2015, counterparties had deposited in segregated accounts securities and cash with a value of $38,144,000 in connection with open swap contracts and forward currency contracts.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

During the year ended January 31, 2015, the fund realized net foreign currency gains of $32,880,000, (including gains and losses on forward currency contracts and the foreign currency component on sales of foreign currency denominated bonds), which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

Short-Term Investment-Grade Fund

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $2,489,000 from accumulated net realized gains to paid-in capital.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized losses of $2,498,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

For tax purposes, at January 31, 2015, the fund had available capital losses totaling $80,098,000 that may be carried forward indefinitely to offset future net capital gains.

At January 31, 2015, the cost of investment securities for tax purposes was $52,426,819,000. Net unrealized appreciation of investment securities for tax purposes was $382,465,000, consisting of unrealized gains of $709,337,000 on securities that had risen in value since their purchase and $326,872,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2015, the fund purchased $21,302,278,000 of investment securities and sold $20,269,462,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $20,967,471,000 and $17,535,270,000, respectively.

The following table summarizes the fund’s options written during the year ended January 31, 2015.

		Premiums
	Number of	Received
Options Written	Contracts	($000)
Balance at January 31, 2014	6,056	1,947
Options written	59,808	22,315
Options expired	(18,192)	(5,839)
Options closed	(30,731)	(12,249)
Options exercised	(2,638)	(821)
Balance at January 31, 2015	14,303	5,353

Short-Term Investment-Grade Fund

G. Capital share transactions for each class of shares were:
			Year Ended January 31,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	3,036,143	282,812	3,868,741	360,149
Issued in Lieu of Cash Distributions	213,668	19,915	228,696	21,281
Redeemed	(4,048,363)	(377,178)	(4,419,411)	(411,358)
Net Increase (Decrease)—Investor Shares	(798,552)	(74,451)	(321,974)	(29,928)
Admiral Shares
Issued	12,566,118	1,170,943	13,713,113	1,276,586
Issued in Lieu of Cash Distributions	548,781	51,156	497,417	46,292
Redeemed	(8,950,395)	(834,173)	(10,223,628)	(951,976)
Net Increase (Decrease) —Admiral Shares	4,164,504	387,926	3,986,902	370,902
Institutional Shares
Issued	4,643,518	432,778	4,773,317	444,189
Issued in Lieu of Cash Distributions	135,886	12,670	114,786	10,684
Redeemed	(3,240,077)	(301,975)	(2,713,566)	(253,224)
Net Increase (Decrease) —Institutional Shares	1,539,327	143,473	2,174,537	201,649

H. Management has determined that no material events or transactions occurred subsequent to January 31, 2015, that would require recognition or disclosure in these financial statements.

Intermediate-Term Investment-Grade Fund

Fund Profile
As of January 31, 2015

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VFICX		VFIDX
Expense Ratio[1]	0.20%		0.10%
30-Day SEC Yield	2.32%		2.42%

Financial Attributes

		Barclays Barclays
		5–10 Year	Aggregate
		Credit	Bond
	Fund	Index	Index
Number of Bonds	1,882	1,819	9,079
Yield to Maturity
(before expenses)	2.3%	2.9%	1.9%
Average Coupon	3.6%	4.0%	3.3%
Average Duration	5.4 years	6.4 years	5.4 years
Average Effective
Maturity	6.1 years	7.3 years	7.6 years
Short-Term
Reserves	3.6%	—	—

Sector Diversification (% of portfolio)
Asset-Backed			6.7%
Commercial Mortgage-Backed			5.1
Finance			29.8
Foreign			3.2
Industrial			40.3
Treasury/Agency			8.0
Utilities			6.5
Other			0.4

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	5–10 Year	Aggregate
	Credit	Bond
	Index	Index
R-Squared	0.98	0.90
Beta	0.80	1.17
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year		7.1%
1 - 3 Years		12.4
3 - 5 Years		14.0
5 - 7 Years		25.8
7 - 10 Years		39.2
10 - 20 Years		0.8
20 - 30 Years		0.3
Over 30 Years		0.4

Distribution by Credit Quality (% of portfolio)
U.S. Government		8.0%
Aaa		10.2
Aa		14.3
A		45.9
Baa		17.4
Ba		0.4
Not Rated		3.8
Credit-quality ratings are from Moody's and S&P. The higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 28, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2015, the expense ratios were 0.20% for Investor Shares and 0.10% for Admiral Shares.

Intermediate-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2005, Through January 31, 2015

Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2015
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Intermediate-Term Investment-Grade
	Fund Investor Shares	6.71%	6.27%	5.60%	$17,244
••••••••	Barclays U.S. 5–10 Year Credit Bond
	Index	8.52	7.17	6.08	18,046

– – – –	Barclays Spliced Core U.S. Bond Aggregate Funds Bond Average Index	6.61 5.81	4.81 4.57	4.86 4.28	16,074 15,199
For a benchmark description, see the Glossary.
Spliced Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

					Final Value
		One	Five	Ten	of a $50,000
		Year	Years	Years	Investment
Intermediate-Term Investment-Grade Fund
Admiral Shares		6.81%	6.38%	5.71%	$87,150
Barclays U.S. 5–10 Year Credit Bond Index		8.52	7.17	6.08	90,228
Barclays U.S. Aggregate Bond Index		6.61	4.57	4.86	80,368

See Financial Highlights for dividend and capital gains information.

Intermediate-Term Investment-Grade Fund

Fiscal-Year Total Returns (%): January 31, 2005, Through January 31, 2015
				Barclays
				5–10 Year
				Credit
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2006	4.66%	-3.30%	1.36%	0.63%
2007	5.17	-0.72	4.45	4.43
2008	5.41	2.80	8.21	6.87
2009	4.98	-12.54	-7.56	-5.91
2010	6.06	14.05	20.11	20.79
2011	4.98	3.66	8.64	9.09
2012	4.56	4.62	9.18	10.37
2013	3.64	2.56	6.20	7.63
2014	3.16	-2.31	0.85	0.53
2015	3.25	3.46	6.71	8.52

Average Annual Total Returns: Periods Ended December 31, 2014

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	11/1/1993	5.81%	6.23%	4.58%	0.80%	5.38%
Admiral Shares	2/12/2001	5.91	6.34	4.69	0.80	5.49

Intermediate-Term Investment-Grade Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of January 31, 2015

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond	0.875%	11/15/17	317,150	318,539	1.6%
	United States Treasury Note/Bond	0.875%	1/15/18	308,450	309,557	1.6%
	United States Treasury Note/Bond	1.000%	12/15/17	178,500	179,867	0.9%
	United States Treasury Note/Bond	0.250%	10/15/15	161,500	161,626	0.8%
	United States Treasury Note/Bond	0.250%	5/31/15	116,500	116,573	0.6%
1	United States Treasury Note/Bond	0.750%	1/15/17	90,500	91,038	0.5%
	United States Treasury Note/Bond	0.875%	10/15/17	73,610	73,966	0.4%
	United States Treasury Note/Bond	0.250%	7/15/15	72,500	72,557	0.4%
	United States Treasury Note/Bond	2.375%	8/15/24	67,950	72,282	0.4%
[1,2]	United States Treasury
	Note/Bond	0.375%–3.625%	4/30/16–8/31/21	90,440	93,210	0.5%
					1,489,215	7.7%

Nonconventional Mortgage-Backed Securities †					659	0.0%
Total U.S. Government and Agency Obligations (Cost $1,477,051)					1,489,874	7.7%
Asset-Backed/Commercial Mortgage-Backed Securities
3,[4]	Ally Master Owner Trust
	Series 2010-4	1.236%	8/15/17	39,470	39,613	0.2%
3	Banc of America Commercial
	Mortgage Trust 2006-5	5.415%	9/10/47	2,215	2,334	0.0%
3	Banc of America Commercial
	Mortgage Trust 2006-6	5.347%	10/10/45	4,366	4,632	0.0%
3	Banc of America Commercial
	Mortgage Trust 2007-2	5.577%	4/10/49	3,330	3,583	0.0%
3	Banc of America Commercial
	Mortgage Trust 2008-1 6.181%–6.225%		2/10/51	26,416	29,276	0.2%
3	Bear Stearns Commercial Mortgage
	Securities Trust 2005-PWR9	4.943%	9/11/42	1,320	1,339	0.0%
3	Bear Stearns Commercial Mortgage
	Securities Trust 2006-PWR13	5.533%	9/11/41	2,286	2,415	0.0%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
3	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR16	5.707%	6/11/40	22,140	24,063	0.1%
3	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR17	5.650%	6/11/50	9,432	10,259	0.1%
3	Bear Stearns Commercial Mortgage
	Securities Trust 2007-TOP28	5.710%	9/11/42	3,837	4,204	0.0%
3,[4]	Chase Issuance Trust 2007-C1	0.627%	4/15/19	6,100	6,072	0.0%
3,[4]	Chase Issuance Trust 2012-A10	0.426%	12/16/19	6,000	5,989	0.0%
3	Discover Card Execution Note
	Trust 2012-A6	1.670%	1/18/22	40,000	40,092	0.2%
[3,5]	Ford Credit Auto Lease
	Trust 2012-B	1.100%	12/15/15	2,200	2,202	0.0%
3	Ford Credit Auto Lease
	Trust 2013-A	1.010%–1.280%	5/15/16–6/15/16	7,050	7,055	0.0%
3	Ford Credit Auto Lease
	Trust 2014-A	1.160%	8/15/17	4,730	4,726	0.0%
3	Ford Credit Auto Owner
	Trust 2013-C	1.680%	11/15/18	2,000	2,010	0.0%
3	Ford Credit Auto Owner
	Trust 2013-D	1.540%–1.720%	3/15/19–7/15/19	5,690	5,707	0.0%
[3,5]	Ford Credit Auto Owner
	Trust 2014-1	2.260%–2.410%	11/15/25	7,560	7,687	0.1%
[3,5]	Ford Credit Auto Owner
	Trust 2014-2	2.310%–2.510%	4/15/26	12,530	12,741	0.1%
3	Ford Credit Auto Owner
	Trust 2014-C	1.560%	2/15/20	2,400	2,413	0.0%
[3,5]	Ford Credit Auto Owner
	Trust 2015-1	2.120%	7/15/26	9,800	9,893	0.1%
[3,5]	Ford Credit Floorplan Master
	Owner Trust A Series 2010-3	4.990%	2/15/17	8,785	8,793	0.1%
3	Ford Credit Floorplan Master
	Owner Trust A Series 2012-2	1.920%	1/15/19	2,000	2,033	0.0%
3	Ford Credit Floorplan
	Master Owner Trust A
	Series 2012-5	1.490%–2.140%	9/15/19	27,703	27,838	0.2%
3	Ford Credit Floorplan
	Master Owner Trust A
	Series 2013-1	1.370%–1.820%	1/15/18	7,800	7,832	0.1%
3	Ford Credit Floorplan
	Master Owner Trust A
	Series 2013-3	1.740%	6/15/17	820	823	0.0%
3	Ford Credit Floorplan
	Master Owner Trust A
	Series 2013-4	2.100%–2.790%	6/15/20	1,680	1,697	0.0%
3	Ford Credit Floorplan
	Master Owner Trust A
	Series 2014-1	1.400%–2.310%	2/15/19–2/15/21	2,900	2,918	0.0%
3,[4]	Ford Credit Floorplan
	Master Owner Trust A
	Series 2014-2	0.667%	2/15/21	6,100	6,114	0.0%
3	Ford Credit Floorplan
	Master Owner Trust A
	Series 2014-4	1.400%	8/15/19	14,795	14,860	0.1%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
3,[4]	GE Capital Credit Card
	Master Note Trust
	Series 2011-2	1.167%	5/15/19	10,800	10,830	0.1%
3	GE Capital Credit Card Master
	Note Trust Series 2012-2	2.220%	1/15/22	30,000	30,487	0.2%
3,[4]	GE Capital Credit Card Master
	Note Trust Series 2012-3	0.617%	3/15/20	39,385	39,417	0.2%
3	GE Capital Credit Card Master
	Note Trust Series 2012-6	1.360%	8/17/20	2,300	2,303	0.0%
3,[4]	GE Dealer Floorplan Master
	Note Trust Series 2012-2	0.918%	4/22/19	13,000	13,103	0.1%
3,[4]	GE Dealer Floorplan Master
	Note Trust Series 2012-4	0.608%	10/20/17	10,000	10,008	0.1%
3,[4]	GE Dealer Floorplan Master
	Note Trust Series 2014-2	0.618%	10/20/19	4,400	4,395	0.0%
3,[4]	GE Dealer Floorplan Master
	Note Trust Series 2015-2	0.000%	1/20/22	20,920	20,920	0.1%
[3,5]	GS Mortgage Securities
	Trust 2010-C2	5.222%	12/10/43	1,370	1,528	0.0%
[3,5]	GS Mortgage Securities
	Trust 2011-GC3	5.554%	3/10/44	2,650	3,040	0.0%
[3,5]	GS Mortgage Securities
	Trust 2012-ALOHA	3.551%	4/10/34	4,100	4,391	0.0%
[3,5]	GS Mortgage Securities
	Trust 2012-BWTR	2.954%	11/5/34	6,450	6,611	0.0%
[3,5]	GS Mortgage Securities
	Trust 2012-GC6	4.948%	1/10/45	1,025	1,174	0.0%
3	GS Mortgage Securities
	Trust 2013-GCJ12	3.135%–3.777%	6/10/46	5,250	5,502	0.0%
3	GS Mortgage Securities
	Trust 2013-GCJ14	2.995%–3.817%	8/10/46	2,800	2,951	0.0%
3	GS Mortgage Securities
	Trust 2014-GC24	3.931%–4.528%	9/10/47	12,615	13,819	0.1%
3	GS Mortgage Securities
	Trust 2014-GC26	3.629%	11/10/47	1,050	1,132	0.0%
3	Merrill Lynch Mortgage
	Trust 2006-C2	5.739%	8/12/43	794	837	0.0%
3	Merrill Lynch Mortgage
	Trust 2008-C1	5.690%	2/12/51	11,876	12,977	0.1%
3	ML-CFC Commercial
	Mortgage Trust 2006-2	5.868%	6/12/46	856	898	0.0%
3	Morgan Stanley Capital I
	Trust 2006-HQ9	5.728%	7/12/44	4,304	4,542	0.0%
3	Morgan Stanley Capital I
	Trust 2006-IQ12	5.319%	12/15/43	1,955	2,076	0.0%
3	Morgan Stanley Capital I
	Trust 2007-IQ15	5.908%	6/11/49	7,293	7,935	0.1%
3	Morgan Stanley Capital I
	Trust 2007-IQ16	5.688%	12/12/49	4,817	5,239	0.0%
3	Morgan Stanley Capital I
	Trust 2012-C4	3.773%	3/15/45	2,440	2,619	0.0%
[3,5]	Morgan Stanley Capital I
	Trust 2012-STAR	3.201%	8/5/34	6,000	6,267	0.0%

Intermediate-Term Investment-Grade Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
[3,5]	Morgan Stanley Capital I
	Trust 2014-150E	3.912%	9/9/32	4,190	4,638	0.0%
[3,5]	Morgan Stanley Capital I
	Trust 2014-CPT	3.350%	7/13/29	1,050	1,113	0.0%
5	Asset-Backed/Commercial
	Mortgage-Backed Securities—Other †				1,654,762	8.5%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $2,124,754)					2,176,727	11.2%
Corporate Bonds
Finance
	Banking
	Abbey National Treasury
	Services plc	4.000%	3/13/24	43,500	47,466	0.2%
	Associates Corp. of
	North America	6.950%	11/1/18	8,855	10,434	0.1%
	Bank of America Corp.	3.300%	1/11/23	39,767	40,700	0.2%
	Bank of America Corp.	2.600%–7.625%	8/1/16–8/26/24	182,630	204,819	1.1%
	Bank of America NA	5.300%–6.100%	3/15/17–6/15/17	13,877	15,027	0.1%
	Barclays Bank plc	3.750%	5/15/24	57,613	62,028	0.3%
	Bear Stearns Cos. LLC	6.400%	10/2/17	5,500	6,171	0.0%
	BNP Paribas SA	5.000%	1/15/21	54,350	62,552	0.3%
	BPCE SA	4.000%	4/15/24	50,690	55,264	0.3%
	Citigroup Inc.	4.500%	1/14/22	46,600	52,267	0.3%
	Citigroup Inc.	3.375%–8.500%	8/15/17–9/13/25	147,930	165,959	0.9%
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	3.875%	2/8/22	42,600	46,472	0.2%
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	4.625%	12/1/23	49,732	54,636	0.3%
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	3.950%	11/9/22	47,080	49,337	0.3%
	Credit Suisse AG	3.625%	9/9/24	69,650	73,220	0.4%
	Credit Suisse AG	3.000%	10/29/21	40,000	41,144	0.2%
	Goldman Sachs Group Inc.	5.750%	1/24/22	42,535	50,444	0.3%
	Goldman Sachs Group Inc.	4.000%	3/3/24	43,790	46,866	0.2%
	Goldman Sachs Group Inc.	5.250%	7/27/21	35,387	40,549	0.2%
	Goldman Sachs Group Inc.	2.375%–7.500%	9/1/17–7/8/24	103,665	115,702	0.6%
	HSBC Bank USA NA	4.875%–6.000%	8/9/17–8/24/20	29,533	33,070	0.2%
	HSBC Holdings plc	5.100%	4/5/21	53,948	62,345	0.3%
3	HSBC Holdings plc	4.000%–6.500%	3/30/22–12/29/49	75,175	83,337	0.4%
	HSBC USA Inc.	2.375%–5.000%	11/13/19–9/27/20	15,098	16,222	0.1%
3	JPMorgan Chase & Co.	1.625%–6.300%	6/27/17–12/29/49	245,241	264,961	1.4%
	JPMorgan Chase Bank NA	6.000%	7/5/17–10/1/17	16,880	18,724	0.1%
	Morgan Stanley	1.750%–7.300%	12/28/17–1/30/25	174,435	197,077	1.0%
	PNC Bank NA	2.700%	11/1/22	48,380	48,091	0.2%
	PNC Bank NA	2.200%–6.875%	12/7/17–10/30/24	77,415	82,205	0.4%
	PNC Financial Services
	Group Inc.	2.854%	11/9/22	2,000	2,037	0.0%
	PNC Funding Corp.	3.300%–6.700%	6/10/19–3/8/22	70,813	79,731	0.4%
	Synchrony Financial	2.700%–4.250%	2/3/20–8/15/24	27,100	28,226	0.1%
	UBS AG	4.875%	8/4/20	37,600	42,710	0.2%
	Wachovia Bank NA	6.000%	11/15/17	8,000	8,983	0.0%
	Wachovia Corp.	5.625%–5.750%	10/15/16–2/1/18	23,305	25,742	0.1%
	Wells Fargo & Co.	3.300%	9/9/24	37,900	39,530	0.2%

Intermediate-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Wells Fargo & Co.	3.450%	2/13/23	36,700	37,881	0.2%
3 Wells Fargo & Co.	2.150%–5.900% 12/11/17–12/29/49		108,691	117,149	0.6%
5 Banking—Other †				1,255,308	6.5%
5 Brokerage †				322,579	1.7%
Finance Companies
General Electric Capital Corp.	4.650%	10/17/21	35,847	40,895	0.2%
3 General Electric
Capital Corp.	2.200%–6.375%	4/27/17–11/15/67	179,881	200,542	1.0%
HSBC Finance Corp.	6.676%	1/15/21	63,939	77,408	0.4%
Finance Companies—Other †				36,196	0.2%
Insurance
MetLife Inc.	4.368%	9/15/23	38,430	43,228	0.2%
5 Insurance—Other †				679,052	3.5%
5 Real Estate Investment Trusts †				446,084	2.3%
				5,530,370	28.4%
Industrial
5 Basic Industry †				535,889	2.8%
Capital Goods
General Electric Co.	2.700%	10/9/22	47,000	48,330	0.2%
General Electric Co.	3.375%	3/11/24	10,425	11,229	0.1%
United Technologies Corp.	3.100%	6/1/22	64,930	68,475	0.3%
5 Capital Goods—Other †				671,590	3.5%
Communication
America Movil SAB de CV	5.000%	3/30/20	38,500	43,301	0.2%
NBCUniversal Media LLC	4.375%	4/1/21	34,710	38,939	0.2%
5 Communication—Other †				838,768	4.3%
Consumer Cyclical
5 Alibaba Group Holding Ltd.	3.600%	11/28/24	39,665	40,458	0.2%
Ford Motor Credit Co. LLC	3.000%–8.125%	6/12/17–8/6/23	88,699	100,718	0.5%
Wal-Mart Stores Inc.	2.550%	4/11/23	57,500	58,541	0.3%
5 Consumer Cyclical—Other †				761,310	3.9%
Consumer Noncyclical
Coca-Cola Co.	3.200%	11/1/23	45,420	48,767	0.2%
5 Consumer Noncyclical—Other †				1,727,851	8.9%
Energy
BP Capital Markets plc	1.375%–4.750%	5/10/18–2/10/24	187,628	195,716	1.0%
Chevron Corp.	2.355%	12/5/22	41,000	41,202	0.2%
Chevron Corp.	3.191%	6/24/23	37,083	39,690	0.2%
5 Energy—Other †				954,208	4.9%
5 Other Industrial †				36,962	0.2%
Technology
Apple Inc.	2.400%	5/3/23	88,300	88,129	0.5%
Apple Inc.	3.450%	5/6/24	54,000	58,746	0.3%
Apple Inc.	2.850%	5/6/21	37,125	39,027	0.2%
Apple Inc.	1.000%–1.625% 11/10/22–11/10/26		10,000	11,743	0.1%
Oracle Corp.	3.400%	7/8/24	43,500	46,408	0.2%
Oracle Corp.	2.500%	10/15/22	43,000	43,737	0.2%
5 Technology—Other †				654,347	3.4%
Transportation
United Parcel Service Inc.	2.450%	10/1/22	40,700	41,223	0.2%
5 Transportation—Other †				244,084	1.3%
				7,489,388	38.5%

Intermediate-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Utilities
5 Electric †				1,148,722	5.9%
Natural Gas †				44,066	0.3%
Other Utility †				3,174	0.0%
				1,195,962	6.2%
Total Corporate Bonds (Cost $13,478,510)				14,215,720	73.1%
Sovereign Bonds (U.S. Dollar-Denominated)
Republic of Turkey	7.500%	7/14/17	47,800	53,543	0.3%
5 Sovereign Bonds (U.S.
Dollar-Denominated)—Other †				532,865	2.7%
Total Sovereign Bonds (Cost $579,830)				586,408	3.0%
Taxable Municipal Bonds (Cost $46,696) †				49,306	0.2%
[5]Tax-Exempt Municipal Bonds (Cost $3,300) †				3,745	0.0%
Convertible Preferred Stocks (Cost $8,571) †				—	0.0%

			Shares
Temporary Cash Investment
Money Market Fund
6 Vanguard Market Liquidity
Fund (Cost $691,846)	0.133%		691,845,534	691,846	3.6%

		Expiration
		Date	Contracts
Options on Futures Purchased
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $133.00		2/20/15	157	27	0.0%
Put Options on 5-year U.S. Treasury Note
Futures Contracts, Strike Price $118.75		2/20/15	2,729	43	0.0%
Total Options on Futures Purchased (Cost $2,015)				70	0.0%
Total Investments (Cost $18,412,573)				19,213,696	98.8%
Liability for Options Written (0.0%)
Call Options on 5-year U.S. Treasury Note
Futures Contracts, Strike Price $119.75		2/20/15	910	(1,500)	0.0%
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $130.00		2/20/15	314	(407)	0.0%
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $131.00		2/20/15	314	(226)	0.0%
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $132.00		2/20/15	157	(56)	0.0%
Put Options on 5-year U.S. Treasury Note
Futures Contracts, Strike Price $117.75		2/20/15	2,729	(21)	0.0%
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $128.00		2/20/15	471	(30)	0.0%
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $129.00		2/20/15	157	(27)	0.0%
Total Liability for Options Written (Premiums received $1,894)				(2,267)	0.0%

Intermediate-Term Investment-Grade Fund

	Market	Percentage
	Value•	of Net
	($000)	Assets
Other Assets and Liabilities
Other Assets	441,657	2.8%
Other Liabilities	(210,035)	(1.6%)
	231,622	1.2%
Net Assets	19,443,051	100.0%

At January 31, 2015, net assets consisted of:
		Amount
		($000)
Paid-in Capital		18,606,942
Undistributed Net Investment Income		8,185
Accumulated Net Realized Losses		(10,874)
Unrealized Appreciation (Depreciation)
Investment Securities		803,068
Futures Contracts		12,232
Options on Futures Contracts		(2,318)
Swap Contracts		25,480
Forward Currency Contracts		430
Foreign Currencies		(94)
Net Assets		19,443,051

Investor Shares—Net Assets
Applicable to 293,556,972 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		2,952,426
Net Asset Value Per Share—Investor Shares		$10.06

Admiral Shares—Net Assets
Applicable to 1,639,643,549 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		16,490,625
Net Asset Value Per Share—Admiral Shares		$10.06

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 Securities with a value of $10,149,000 have been segregated as initial margin for open futures contracts.
2 Securities with a value of $5,175,000 have been segregated as initial margin for open cleared swap contracts.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Adjustable-rate security.
5 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2015, the aggregate value of these securities was $1,444,617,000, representing 7.4% of net assets.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Statement of Operations

Year Ended
January 31, 2015
($000)
Investment Income
Income
Interest[1]	580,349
Total Income	580,349
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,865
Management and Administrative—Investor Shares	4,841
Management and Administrative—Admiral Shares	10,546
Marketing and Distribution—Investor Shares	608
Marketing and Distribution—Admiral Shares	2,450
Custodian Fees	218
Auditing Fees	40
Shareholders’ Reports—Investor Shares	103
Shareholders’ Reports—Admiral Shares	115
Trustees’ Fees and Expenses	15
Total Expenses	20,801
Net Investment Income	559,548
Realized Net Gain (Loss)
Investment Securities Sold	215,198
Futures Contracts	(54,159)
Options on Futures Contracts	(1,483)
Swap Contracts	7,670
Foreign Currencies and Forward Currency Contracts	15,207
Realized Net Gain (Loss)	182,433
Change in Unrealized Appreciation (Depreciation)
Investment Securities	410,919
Futures Contracts	18,345
Options on Futures Contracts	(1,787)
Swap Contracts	16,928
Foreign Currencies and Forward Currency Contracts	336
Change in Unrealized Appreciation (Depreciation)	444,741
Net Increase (Decrease) in Net Assets Resulting from Operations	1,186,722
1 Interest income from an affiliated company of the fund was $499,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	559,548	568,473
Realized Net Gain (Loss)	182,433	270,841
Change in Unrealized Appreciation (Depreciation)	444,741	(724,129)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,186,722	115,185
Distributions
Net Investment Income
Investor Shares	(91,766)	(124,861)
Admiral Shares	(475,801)	(453,908)
Realized Capital Gain[1]
Investor Shares	(25,414)	(75,049)
Admiral Shares	(136,382)	(270,895)
Total Distributions	(729,363)	(924,713)
Capital Share Transactions
Investor Shares	(220,390)	(1,592,771)
Admiral Shares	2,488,752	(346,346)
Net Increase (Decrease) from Capital Share Transactions	2,268,362	(1,939,117)
Total Increase (Decrease)	2,725,721	(2,748,645)
Net Assets
Beginning of Period	16,717,330	19,465,975
End of Period[2]	19,443,051	16,717,330

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $22,488,000 and $22,569,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $8,185,000 and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$9.81	$10.24	$10.18	$9.94	$9.81
Investment Operations
Net Investment Income	.303	.311	.354	.418	.458
Net Realized and Unrealized Gain (Loss)
on Investments	. 341	(.229)	.266	.463	.372
Total from Investment Operations	.644	.082	.620	.881	.830
Distributions
Dividends from Net Investment Income	(.307)	(.317)	(. 360)	(. 428)	(.473)
Distributions from Realized Capital Gains	(.087)	(.195)	(. 200)	(. 213)	(. 227)
Total Distributions	(.394)	(. 512)	(. 560)	(. 641)	(.700)
Net Asset Value, End of Period	$10.06	$9.81	$10.24	$10.18	$9.94

Total Return[1]	6.71%	0.85%	6.20%	9.18%	8.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,952	$3,099	$4,884	$4,837	$4,645
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.22%
Ratio of Net Investment Income to
Average Net Assets	3.05%	3.12%	3.41%	4.17%	4.56%
Portfolio Turnover Rate	88%	100%	62%	49%	39%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$9.81	$10.24	$10.18	$9.94	$9.81
Investment Operations
Net Investment Income	.313	.321	.364	.428	.470
Net Realized and Unrealized Gain (Loss)
on Investments	. 341	(.229)	.266	.463	.372
Total from Investment Operations	.654	.092	.630	. 891	. 842
Distributions
Dividends from Net Investment Income	(.317)	(.327)	(.370)	(.438)	(.485)
Distributions from Realized Capital Gains	(.087)	(.195)	(. 200)	(. 213)	(. 227)
Total Distributions	(.404)	(. 522)	(. 570)	(. 651)	(.712)
Net Asset Value, End of Period	$10.06	$9.81	$10.24	$10.18	$9.94

Total Return	6.81%	0.95%	6.30%	9.29%	8.77%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16,491	$13,618	$14,582	$11,411	$9,717
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	3.15%	3.22%	3.51%	4.27%	4.68%
Portfolio Turnover Rate	88%	100%	62%	49%	39%

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Intermediate-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect

Intermediate-Term Investment-Grade Fund

correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2015, the fund’s average investments in long and short futures contracts represented 7% and 5% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended January 31, 2015, the fund’s average value of options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged

Intermediate-Term Investment-Grade Fund

as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended January 31, 2015, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The fund invests in cross-currency swaps to hedge the currency risk associated with investing in foreign securities. Under the terms of the swaps, the parties exchange a series of payments calculated on the basis of a fixed rate applied to a notional amount, on specified dates and in a specified currency. Additionally, currency amounts are exchanged by the counterparties at the initiation of the contract, with an agreement to reverse the exchange of the currency amounts upon termination of the contract.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount

Intermediate-Term Investment-Grade Fund

determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended January 31, 2015, the fund’s average amounts of credit protection sold and credit protection purchased each represented 1% of net assets, based on the average notional amounts at each quarter-end during the period. The average amount of interest rate swaps represented 3% of net assets, based on the average of notional amounts at each quarter-end during the period. The average amount of cross currency swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

Intermediate-Term Investment-Grade Fund

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2015, or at any time during the period then ended.

9. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At January 31, 2015, the fund had contributed capital of $1,771,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.71% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Intermediate-Term Investment-Grade Fund

The following table summarizes the market value of the fund’s investments as of January 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,489,874	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	2,114,439	62,288
Corporate Bonds	—	14,215,718	2
Sovereign Bonds	—	586,408	—
Taxable Municipal Bonds	—	49,306	—
Tax-Exempt Municipal Bonds	—	3,745	—
Convertible Preferred Stocks	—	—	—
Temporary Cash Investments	691,846	—	—
Options on Futures Purchased	70	—	—
Liability for Options Written	(2,267)	—	—
Futures Contracts—Assets[1]	6,720	—	—
Futures Contracts—Liabilities[1]	(3,280)	—	—
Forward Currency Contracts—Assets	—	665	—
Forward Currency Contracts—Liabilities	—	(235)	—
Swap Contracts—Assets	544[1]	24,102	—
Swap Contracts—Liabilities	(6)[1]	(1,927)	—
Total	693,627	18,482,095	62,290
1 Represents variation margin on the last day of the reporting period.

D. At January 31, 2015, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)	($000)
Options on Futures Purchased	70	—	—	70
Other Assets	15,099	14,655	2,277	32,031
Liability for Options Written	(2,267)	—	—	(2,267)
Other Liabilities	(3,301)	(235)	(1,912)	(5,448)

Intermediate-Term Investment-Grade Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2015, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(54,159)	—	—	(54,159)
Options on Futures Contracts	(1,483)	—	—	(1,483)
Swap Contracts	10,461	(190)	(2,601)	7,670
Forward Currency Contracts	—	7,573	—	7,573
Realized Net Gain (Loss) on Derivatives	(45,181)	7,383	(2,601)	(40,399)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	18,345	—	—	18,345
Options on Futures Contracts	(1,787)	—	—	(1,787)
Swap Contracts	495	13,990	2,443	16,928
Forward Currency Contracts	—	430	—	430
Change in Unrealized Appreciation
(Depreciation) on Derivatives	17,053	14,420	2,443	33,916

At January 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	March 2015	11,799	1,431,735	17,000
2-Year U.S. Treasury Note	March 2015	(459)	(100,872)	(372)
10-Year U.S. Treasury Note	March 2015	(613)	(80,226)	(984)
30-Year U.S. Treasury Bond	March 2015	(481)	(72,766)	(737)
Euro-Bund	March 2015	(186)	(33,501)	(1,333)
Ultra Long U.S. Treasury Bond	March 2015	(135)	(24,157)	(1,270)
Long Gilt	March 2015	7	4,487	75
Euro-Buxl	March 2015	(6)	(1,142)	(141)
Euro-Schatz	March 2015	3	377	(1)
Euro-Bobl	March 2015	(2)	(296)	(5)
				12,232

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Intermediate-Term Investment-Grade Fund

At January 31, 2015, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Bank of America	3/3/15	EUR	14,000	USD	15,693	131
Bank of America	2/3/15	EUR	5,100	USD	5,901	(137)
Goldman Sachs	2/3/15	EUR	1,500	USD	1,785	(90)
Morgan Stanley	3/3/15	USD	56,971	EUR	50,303	115
Morgan Stanley	2/3/15	USD	4,009	EUR	3,400	167
Morgan Stanley	2/3/15	USD	3,091	EUR	2,543	217
Morgan Stanley	3/3/15	USD	3,006	GBP	2,000	(6)
Morgan Stanley	3/3/15	USD	1,582	GBP	1,051	—
Deutsche Bank	2/3/15	USD	774	EUR	657	31
Morgan Stanley	3/3/15	USD	614	EUR	545	(2)
UBS AG	3/3/15	USD	521	GBP	343	4
						430
EUR—Euro.
GBP—British pound.
USD—U.S. dollar.

Intermediate-Term Investment-Grade Fund

At January 31, 2015, the fund had the following open swap contracts:
Over-the-Counter Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
Termination			Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Bank of America Corp./Baa2	12/20/17	MSCS	7,680	167	1.000	286
Republic of Chile/Aa3	3/20/20	JPMC	10,100	17	1.000	(37)
Republic of Chile/Aa3	12/20/19	MSCS	3,300	(31)	1.000	(42)
Republic of Colombia/Baa2	3/20/20	GSCM	2,200	79	1.000	5
Republic of Colombia/Baa2	3/20/20	JPMC	14,190	456	1.000	(20)
Energy Transfer Partners LP/Baa3	9/20/18	JPMC	1,500	5	1.000	(29)
Malaysia (Federation Of)/A3	9/20/19	BARC	3,000	(24)	1.000	(56)
Malaysia (Federation Of)/A3	3/20/20	BNPSW	2,000	38	1.000	1
Malaysia (Federation Of)/A3	3/20/20	GSCM	2,700	45	1.000	(4)
Russian Federation/Ba1	3/20/20	GSCM	1,600	248	1.000	(85)
Russian Federation/Ba1	3/20/20	GSCM	3,000	(72)	1.000	(697)
Russian Federation/Ba1	3/20/20	MSCS	2,000	294	1.000	(123)
			53,270			(801)

Credit Protection Purchased
Alcoa Inc.	6/20/19	BOANA	3,815	(111)	(1.000)	(62)
Alcoa Inc.	6/20/19	BOANA	2,545	(76)	(1.000)	(43)
Austria (Republic of)	9/20/17	BNPSW	1,200	(15)	(1.000)	(44)
Banco Bilbao Vizcaya
Argentaria SA	12/20/19	BOANA	5,135	59	(1.000)	7
Banco Santander SA	3/20/20	BARC	6,460	34	(1.000)	(25)
BBVA Senior Fin	3/20/20	BOANA	6,510	48	(1.000)	(12)
Brazil (Federative Republic of)	12/20/19	BARC	4,600	(285)	(1.000)	(49)
Brazil (Federative Republic of)	12/20/19	BARC	1,090	(51)	(1.000)	5
Brazil (Federative Republic of)	12/20/15	BOANA	1,500	(3)	(1.000)	(3)
Brazil (Federative Republic of)	12/20/19	GSCM	400	(24)	(1.000)	(3)
Devon Energy Corp.	9/20/18	BARC	7,000	22	(1.000)	(80)
EI Du Pont De Nemours & Co.	9/20/18	BARC	2,250	40	(1.000)	(22)
EI Du Pont De Nemours & Co.	9/20/18	BNPSW	2,250	40	(1.000)	(22)
EI Du Pont De Nemours & Co.	9/20/18	CSFBI	2,970	60	(1.000)	(21)
EI Du Pont De Nemours & Co.	9/20/18	DBAG	2,250	40	(1.000)	(22)
EI Du Pont De Nemours & Co.	9/20/18	GSCM	2,250	41	(1.000)	(21)
Federal Express Corp.	12/20/18	GSCM	7,840	94	(1.000)	(116)
Intesa SanPaolo SPA	12/20/19	BARC	5,135	52	(1.000)	15

Intermediate-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Credit Protection Purchased	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Intesa SanPaolo SPA	3/20/20	BOANA	6,510	33	(1.000)	(10)
Korea (Republic of)	9/20/18	JPMC	2,000	13	(1.000)	(30)
McKesson Corp.	3/20/19	JPMC	6,360	186	(1.000)	(40)
McKesson Corp.	3/20/19	JPMC	6,360	182	(1.000)	(44)
Mexico (United Mexican State)	3/20/20	BARC	10,750	(57)	(1.000)	25
Mexico (United Mexican State)	12/20/15	BOANA	1,500	(4)	(1.000)	(12)
Morgan Stanley	9/20/15	BARC	4,400	(31)	(1.000)	(54)
Russian Federation	6/20/19	BOANA	3,500	(114)	(1.000)	523
Russian Federation	9/20/19	GSCM	9,000	(446)	(1.000)	1,263
Russian Federation	6/20/19	GSCM	1,000	(61)	(1.000)	121
South Africa (Republic of)	9/20/19	BARC	2,250	(63)	(1.000)	25
Turkey (Republic of)	12/20/19	BARC	7,800	(361)	(1.000)	(77)
Turkey (Republic of)	3/20/20	DBAG	250	(9)	(1.000)	1
Wells Fargo & Company	3/20/15	GSCM	4,400	(1)	(1.000)	(7)
			131,280			1,166
						365

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

1 BARC—Barclays Bank plc. BNPSW—BNP Paribas.

BOANA—Bank of America, N.A. CSFBI—Credit Suisse First Boston International. DBAG—Deutsche Bank AG.

GSCM—Goldman Sachs Bank USA. MSCS—Morgan Stanley.

JPMC—JP Morgan Chase Bank.

Intermediate-Term Investment-Grade Fund

Centrally Cleared Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Clearinghouse[1]	($000)	(%)	(%)	($000)
3/24/2015	CME	1,520	2.910	(0.168)[2]	—
7/15/2015	CME	7,422	0.393	(0.167)[2]	—
8/15/2015	CME	53,730	1.588	(0.167)[2]	1
10/20/2015	LCH	10,000	0.390	(0.168)[2]	(7)
10/21/2015	CME	18,475	1.485	(0.256)[3]	(2)
2/15/2016	CME	3,130	0.450	(0.167)[2]	—
2/15/2016	LCH	4,000	0.450	(0.167)[2]	(2)
2/15/2016	CME	9,000	0.448	(0.167)[2]	1
5/16/2016	CME	10,800	0.434	(0.168)[2]	2
5/16/2016	CME	4,336	0.451	(0.168)[2]	1
5/22/2016	CME	3,800	0.546	(0.233)[3]	3
6/15/2016	LCH	4,446	0.299	(0.167)[2]	—
6/17/2016	CME	1,100	0.485	(0.168)[2]	1
6/17/2016	CME	970	0.485	(0.168)[2]	1
6/17/2016	CME	4,400	0.444	(0.168)[2]	2
9/17/2016	CME	2,560	0.643	(0.168)[2]	6
9/17/2016	CME	1,050	0.643	(0.168)[2]	3
10/25/2016	CME	15,200	1.714	(0.256)[3]	11
12/10/2016	LCH	8,355	0.656	(0.166)[2]	15
1/15/2017	CME	3,050	0.770	(0.167)[2]	11
1/17/2017	LCH	6,500	0.701	(0.168)[2]	14
2/15/2017	CME	1,600	0.729	(0.167)[2]	4
2/15/2017	LCH	6,585	1.875	(0.167)[2]	(13)
2/15/2017	CME	365	3.433	(0.167)[2]	—
2/15/2017	CME	400	0.714	(0.167)[2]	—
2/15/2017	CME	1,490	3.180	(0.167)[2]	—
2/15/2017	CME	1,145	2.287	(0.167)[2]	—
2/15/2017	CME	950	2.407	(0.167)[2]	1
2/15/2017	CME	625	3.373	(0.167)[2]	1
2/15/2017	CME	5,700	2.407	(0.167)[2]	6
3/15/2017	CME	39,385	0.937	(0.167)[2]	254
4/20/2017	CME	13,000	0.960	(0.168)[2]	11
5/5/2017	LCH	4,555	0.876	(0.167)[2]	7
5/17/2017	CME	3,900	1.036	(0.168)[2]	31
9/15/2017	LCH	5,910	0.755	(0.167)[2]	22
9/15/2017	CME	1,100	2.345	(0.167)[2]	2
9/15/2017	CME	5,400	3.363	(0.167)[2]	4

Intermediate-Term Investment-Grade Fund

Centrally Cleared Interest Rate Swaps (continued)
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Clearinghouse[1]	($000)	(%)	(%)	($000)
9/15/2017	CME	4,850	3.520	(0.167)[2]	6
9/15/2017	CME	7,295	2.532	(0.167)[2]	9
10/16/2017	CME	7,000	0.750	(0.168)[2]	17
12/15/2017	CME	6,000	0.788	(0.167)[2]	10
2/15/2018	CME	10,170	1.349	(0.167)[2]	144
2/15/2018	CME	18,000	0.923	(0.167)[2]	24
3/15/2018	LCH	13,000	0.944	(0.167)[2]	128
5/1/2018	CME	3,400	1.214	(0.170)[2]	32
5/24/2018	CME	10,000	0.984	(0.168)[2]	16
1/15/2019	LCH	18,930	1.509	(0.167)[2]	330
3/15/2019	CME	22,370	1.700	(0.167)[2]	554
3/15/2019	CME	5,135	1.701	(0.167)[2]	127
3/15/2019	CME	4,990	1.399	(0.167)[2]	14
6/12/2019	CME	4,600	1.674	(0.240)[3]	82
1/20/2020	CME	20,920	1.224	(0.000)[2]	1
2/15/2021	CME	6,100	2.200	(0.167)[2]	300
10/15/2021	LCH	5,720	1.949	(0.167)[2]	191
1/25/2023	CME	4,500	2.560	(0.168)[2]	346
3/25/2023	CME	1,150	2.772	(0.168)[2]	108
9/17/2031	CME	2,396	3.065	(0.168)[2]	393
9/17/2031	CME	498	3.065	(0.168)[2]	82
					3,305
1 CME—Chicago Mercantile Exchange.
LCH—London Clearing House.
2 Based on 1-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.
3 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

Intermediate-Term Investment-Grade Fund

Over-the-Counter Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid) (Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
2/22/2016	BNPSW	1,585	0.522	(0.233)[3]	2
5/19/2016	WFC	2,116	1.454	(0.232)[3]	24
8/15/2018	BNPSW	5,400	0.715	(0.167)[2]	(4)
4/25/2019	WFC	10,088	2.053	(0.256)[3]	256
4/25/2019	WFC	5,146	2.756	(0.256)[3]	225
4/25/2020	GSCM	4,024	2.794	(0.256)[3]	197
4/27/2020	JPMC	28,610	3.024	(0.256)[3]	2,386
4/1/2021	WFC	4,958	0.965	(0.170)[2]	(11)
6/25/2021	GSCM	5,720	3.143	(0.255)[3]	401
10/25/2021	WFC	6,500	3.328	(0.256)[3]	531
11/25/2022	BARC	17,575	2.758	(0.233)[3]	900
11/25/2022	UBSAG	2,789	2.491	(0.233)[3]	118
1/25/2023	WFC	3,000	3.144	(0.256)[3]	242
7/25/2023	BARC	24,625	3.483	(0.256)[3]	2,553
					7,820

1 BARC—Barclays Bank plc. BNPSW—BNP Paribas.

GSCM—Goldman Sachs Bank USA. JPMC—JP Morgan Chase Bank. UBSAG—UBS AG.

WFC—Wells Fargo Bank N.A.

2 Based on 1-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

3 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

Intermediate-Term Investment-Grade Fund

Cross-Currency Swaps
				Notional	Notional
				Amount of	Amount of	Unrealized
	Fixed			Currency	Currency	Appreciation
Fixed Interest	Interest Termination			Received	Delivered	(Depreciation)
Rate Received	Rate Paid	Date	Counterparty[1]	($000)	(000)	($000)
USD 3.529%	EUR 2.375%	1/26/21	MSCS	13,880	EUR 10,000	2,609
USD 5.555%	GBP 5.500%	10/6/26	BARC	10,725	GBP 6,250	1,150
USD 3.180%	EUR 1.900%	4/8/22	BARC	9,666	EUR 7,000	1,793
USD 3.331%	GBP 3.250%	9/25/24	BNPSW	8,523	GBP 5,000	764
USD 5.502%	GBP 5.250%	9/14/27	MSCS	8,061	GBP 4,800	698
USD 4.076%	EUR 2.750%	8/2/22	MSCS	6,897	EUR 5,000	1,348
USD 4.112%	EUR 2.625%	4/1/21	MSCS	6,783	EUR 5,000	1,283
USD 3.634%	EUR 1.875%	9/22/26	GSCM	6,474	EUR 5,000	1,083
USD 8.524%	GBP 8.750%	4/8/21	MSCS	5,134	GBP 3,000	688
USD 6.043%	GBP 6.500%	4/8/22	BARC	5,072	GBP 3,000	508
USD 6.557%	GBP 6.500%	5/20/24	MSCS	4,234	GBP 2,500	464
USD 5.780%	GBP 5.500%	10/6/26	MSCS	4,146	GBP 2,500	323
USD 5.213%	EUR 3.250%	2/20/21	MSCS	3,619	EUR 2,800	612
USD 4.750%	EUR 3.500%	10/4/21	JPMC	2,215	EUR 1,604	435
USD 5.210%	EUR 3.500%	10/4/21	MSCS	864	EUR 650	160
USD 3.766%	EUR 2.625%	4/1/21	BARC	384	EUR 277	72
						13,990
1 BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
GSCM—Goldman Sachs Bank USA.
JPMC—JP Morgan Chase Bank.
MSCS—Morgan Stanley Capital Services LLC.
EUR—Euro.
GBP—British pound.
USD—U.S. dollar.

At January 31, 2015, counterparties had deposited in segregated accounts securities and cash with a value of $27,700,000 in connection with open swap contracts and forward currency contracts.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $17,229,000 from accumulated net realized losses to paid-in capital.

Intermediate-Term Investment-Grade Fund

During the year ended January 31, 2015, the fund realized net foreign currency gains of $9,408,000, (including gains and losses on forward currency contracts and the foreign currency component on sales of foreign currency denominated bonds), which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $6,796,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

For tax purposes, at January 31, 2015, the fund had long-term capital gains of $18,991,000 available for distribution.

At January 31, 2015, the cost of investment securities for tax purposes was $18,430,508,000. Net unrealized appreciation of investment securities for tax purposes was $783,118,000, consisting of unrealized gains of $895,661,000 on securities that had risen in value since their purchase and $112,543,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2015, the fund purchased $7,358,250,000 of investment securities and sold $6,758,140,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $9,135,241,000 and $8,359,224,000, respectively.

The following table summarizes the fund’s options written during the year ended January 31, 2015.

		Premiums
	Number of	Received
Options Written	Contracts	($000)
Balance at January 31, 2014	2,112	679
Options written	21,109	7,862
Options expired	(6,414)	(2,056)
Options closed	(10,815)	(4,297)
Options exercised	(940)	(293)
Balance at January 31, 2015	5,052	1,895

Intermediate-Term Investment-Grade Fund

G. Capital share transactions for each class of shares were:
			Year Ended January 31,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	772,465	78,049	909,326	90,920
Issued in Lieu of Cash Distributions	102,688	10,381	164,142	16,498
Redeemed	(1,095,543)	(110,813)	(2,666,239)	(268,637)
Net Increase (Decrease)—Investor Shares	(220,390)	(22,383)	(1,592,771)	(161,219)
Admiral Shares
Issued	4,649,825	469,737	4,427,560	445,175
Issued in Lieu of Cash Distributions	490,098	49,543	583,238	58,730
Redeemed	(2,651,171)	(267,911)	(5,357,144)	(540,101)
Net Increase (Decrease) —Admiral Shares	2,488,752	251,369	(346,346)	(36,196)

H. Management has determined that no material events or transactions occurred subsequent to January 31, 2015, that would require recognition or disclosure in these financial statements.

Long-Term Investment-Grade Fund

Fund Profile
As of January 31, 2015

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VWESX		VWETX
Expense Ratio[1]	0.22%		0.12%
30-Day SEC Yield	3.54%		3.64%

Financial Attributes

	Barclays
		Long	Barclays
		Credit Aggregate
	A/Better		Bond
	Fund	Index	Index
Number of Bonds	760	1,118	9,079
Yield to Maturity
(before expenses)	3.6%	3.7%	1.9%
Average Coupon	5.0%	5.5%	3.3%
Average Duration	13.7 years 14.2 years		5.4 years
Average Effective
Maturity	23.0 years 23.5 years		7.6 years
Short-Term
Reserves	4.0%	—	—

Sector Diversification (% of portfolio)
Finance			25.0%
Foreign			2.0
Industrial			40.8
Treasury/Agency			2.9
Utilities			14.0
Other			15.3

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays	Barclays
	Long Credit	Aggregate
	A/Better	Bond
	Index	Index
R-Squared	0.99	0.90
Beta	0.98	2.71
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year		3.6%
1 - 3 Years		0.4
3 - 5 Years		0.2
5 - 7 Years		0.4
7 - 10 Years		2.0
10 - 20 Years		17.5
20 - 30 Years		71.8
Over 30 Years		4.1

Distribution by Credit Quality (% of portfolio)
U.S. Government		4.8%
Aaa		2.5
Aa		28.9
A		53.0
Baa		9.0
Not Rated		1.8
Credit-quality ratings are from Moody's and S&P. The higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 28, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2015, the expense ratios were 0.22% for Investor Shares and 0.12% for Admiral Shares.

Long-Term Investment-Grade Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2005, Through January 31, 2015

Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2015

					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Long-Term Investment-Grade Fund
	Investor Shares	19.98%	10.86%	7.57%	$20,738

••••••••	Barclays U.S. Long Credit A or Better
	Bond Index	19.54	10.56	7.11	19,877

– – – –	Barclays Corporate U. A-Rated S. Aggregate Debt Funds Bond Index Average	6.61 8.44	5.57 4.57	4.86 4.69	16,074 15,810
Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

					Final Value
		One	Five	Ten	of a $50,000
		Year	Years	Years	Investment
Long-Term Investment-Grade Fund Admiral
Shares		20.10%	10.98%	7.68%	$104,836
Barclays U.S. Long Credit A or Better Bond
Index		19.54	10.56	7.11	99,385
Barclays U.S. Aggregate Bond Index		6.61	4.57	4.86	80,368

See Financial Highlights for dividend and capital gains information.

Long-Term Investment-Grade Fund

Fiscal-Year Total Returns (%): January 31, 2005, Through January 31, 2015
				Barclays
				Long Credit
				A/Better
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2006	5.27%	-4.00%	1.27%	1.32%
2007	5.74	-2.35	3.39	3.63
2008	5.85	-1.42	4.43	3.70
2009	5.75	-9.20	-3.45	-5.66
2010	6.91	10.38	17.29	17.13
2011	5.79	1.22	7.01	7.22
2012	6.29	15.68	21.97	22.56
2013	4.86	2.53	7.39	6.35
2014	4.64	-5.05	-0.41	-1.10
2015	5.17	14.81	19.98	19.54

Average Annual Total Returns: Periods Ended December 31, 2014

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	7/9/1973	18.17%	10.01%	5.62%	1.62%	7.24%
Admiral Shares	2/12/2001	18.29	10.13	5.74	1.62	7.36

Long-Term Investment-Grade Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of January 31, 2015

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
[1,2]	United States Treasury Note/Bond	4.500%	2/15/36	175,275	250,561	1.5%
	United States Treasury Note/Bond	3.130%	8/15/44	62,600	74,612	0.4%
	United States Treasury
	Note/Bond	0.880%–3.750%	7/15/17–11/15/44	95,372	105,368	0.6%
					430,541	2.5%

Agency Notes †					67,207	0.4%
Total U.S. Government and Agency Obligations (Cost $434,994)					497,748	2.9%
Corporate Bonds
Finance
	Banking
	Bank of America Corp.	4.000%–7.750%	8/26/24–4/1/44	152,510	184,832	1.1%
	Bank of America NA	6.000%	10/15/36	20,450	26,682	0.2%
	Bank One Corp.	7.630%–8.000%	7/15/25–4/29/27	81,819	111,322	0.7%
	Citigroup Inc.	6.630%	6/15/32	51,545	65,480	0.4%
	Citigroup Inc.	4.950%–8.130%	6/1/25–11/7/43	142,729	179,713	1.1%
	Goldman Sachs Group Inc.	6.450%	5/1/36	50,456	63,226	0.4%
	Goldman Sachs Group Inc.	4.800%–6.750%	2/15/33–7/8/44	126,706	162,287	0.9%
	HSBC Bank USA NA/
	New York NY	5.630%–5.880%	11/1/34–8/15/35	77,475	101,423	0.6%
	HSBC Holdings plc	6.800%	6/1/38	86,849	118,533	0.7%
3	HSBC Holdings plc	5.250%–7.630%	5/17/32–12/29/49	81,730	109,358	0.6%
	JPMorgan Chase & Co.	6.400%	5/15/38	90,000	124,141	0.7%
	JPMorgan Chase & Co.	5.630%	8/16/43	57,582	70,226	0.4%
3	JPMorgan Chase & Co.	3.380%–6.130%	5/1/23–12/29/49	28,555	35,753	0.2%
	Morgan Stanley	3.700%–7.250%	11/1/22–1/27/45	146,581	183,088	1.1%
	Wachovia Corp.	5.500%–6.610%	10/1/25–8/1/35	53,955	66,788	0.4%
	Wells Fargo & Co.	5.610%	1/15/44	152,733	190,774	1.1%
	Wells Fargo & Co.	4.100%–5.380%	6/3/26–11/4/44	99,526	110,938	0.6%
4	Banking—Other †				175,682	1.0%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
4 Brokerage †				30,578	0.2%
Finance Companies
General Electric Capital Corp.	6.750%	3/15/32	126,620	178,748	1.0%
General Electric Capital Corp.	5.880%	1/14/38	122,940	163,006	1.0%
General Electric Capital Corp.	6.880%	1/10/39	56,220	83,403	0.5%
3 General Electric
Capital Corp.	5.300%–7.500%	2/11/21–12/29/49	22,875	29,576	0.2%
Finance Companies—Other †				6,403	0.0%
Insurance
Berkshire Hathaway Inc.	4.500%	2/11/43	44,557	52,514	0.3%
4 Nationwide Mutual Insurance Co. 9.380%		8/15/39	39,206	65,848	0.4%
UnitedHealth Group Inc.	5.800%	3/15/36	50,236	67,330	0.4%
UnitedHealth Group Inc.	4.380%–6.880%	6/15/37–3/15/42	98,467	127,325	0.7%
4 Insurance—Other †				667,296	3.9%
Real Estate Investment Trusts †				28,374	0.2%
				3,580,647	21.0%
Industrial
Basic Industry †				196,730	1.2%
Capital Goods
General Electric Co.	4.130%–4.500%	10/9/42–3/11/44	30,225	34,381	0.2%
United Technologies Corp.	4.500%	6/1/42	72,855	84,165	0.5%
United Technologies Corp.	6.130%	7/15/38	55,575	77,315	0.4%
United Technologies Corp.	5.700%–7.500%	9/15/29–4/15/40	46,105	64,319	0.4%
Capital Goods—Other †				372,451	2.2%
Communication
Alltel Corp.	7.880%	7/1/32	2,400	3,616	0.0%
AT&T Inc.	5.350%	9/1/40	135,836	153,891	0.9%
AT&T Inc.	4.350%	6/15/45	86,058	86,312	0.5%
AT&T Inc.	4.300%	12/15/42	72,805	72,871	0.4%
AT&T Inc.	4.800%–6.550%	9/15/34–6/15/44	80,525	91,984	0.5%
Comcast Corp.	6.950%	8/15/37	57,117	84,367	0.5%
Comcast Corp.	4.750%	3/1/44	66,670	80,635	0.5%
Comcast Corp.	4.200%–7.050%	1/15/33–1/15/43	162,549	214,556	1.3%
NBCUniversal Media LLC	4.450%–6.400%	4/30/40–1/15/43	53,510	66,009	0.4%
4 Verizon
Communications Inc.	4.860%–7.750%	12/1/30–8/21/54	154,311	187,584	1.1%
4 Communication—Other †				413,199	2.4%
Consumer Cyclical
Home Depot Inc.	4.880%	2/15/44	70,200	87,349	0.5%
Home Depot Inc.	4.200%–5.950%	12/16/36–3/15/45	71,310	93,038	0.5%
Wal-Mart Stores Inc.	6.200%	4/15/38	83,350	117,526	0.7%
Wal-Mart Stores Inc.	5.630%	4/15/41	75,432	102,103	0.6%
Wal-Mart Stores Inc.	7.550%	2/15/30	51,000	77,816	0.4%
Wal-Mart Stores Inc.	4.000%–6.500%	9/1/35–4/22/44	157,779	200,433	1.2%
4 Consumer Cyclical—Other †				384,920	2.3%
Consumer Noncyclical
Anheuser-Busch InBev
Worldwide Inc.	8.200%	1/15/39	41,590	68,052	0.4%
AstraZeneca plc	6.450%	9/15/37	56,280	79,264	0.5%
GlaxoSmithKline Capital Inc.	6.380%	5/15/38	54,345	76,520	0.4%
4 Medtronic Inc.	4.630%	3/15/45	72,940	84,486	0.5%
4 Medtronic Inc.	3.500%–6.500%	3/15/25–3/15/44	74,130	89,376	0.5%
Pfizer Inc.	7.200%	3/15/39	53,012	81,506	0.5%
Pfizer Inc.	4.300%	6/15/43	15,300	17,364	0.1%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Pharmacia Corp.	6.750%	12/15/27	28,000	38,571	0.2%
Wyeth LLC	5.950%	4/1/37	72,150	96,785	0.6%
Wyeth LLC	6.000%	2/15/36	1,600	2,218	0.0%
4 Consumer Noncyclical—Other †				1,367,728	8.0%
Energy
Burlington Resources
Finance Co.	7.400%	12/1/31	23,500	34,865	0.2%
ConocoPhillips	6.500%	2/1/39	70,435	97,244	0.6%
ConocoPhillips	5.900%–7.000%	3/30/29–10/15/32	33,450	43,961	0.3%
ConocoPhillips Co.	4.300%	11/15/44	16,930	18,418	0.1%
Shell International
Finance BV	6.380%	12/15/38	51,860	75,582	0.4%
Tosco Corp.	7.800%–8.130%	1/1/27–2/15/30	35,000	50,628	0.3%
TransCanada PipeLines Ltd.	7.630%	1/15/39	49,700	72,748	0.4%
Energy—Other †				270,063	1.6%
4 Other Industrial †				96,493	0.6%
4 Technology †				453,178	2.7%
Transportation
Burlington Northern
Santa Fe LLC	4.380%–6.880%	12/1/27–9/1/42	54,860	69,700	0.4%
4 Transportation—Other †				177,684	1.0%
				6,810,004	39.9%
Utilities
Electric
Berkshire Hathaway
Energy Co.	4.500%–6.130%	4/1/36–2/1/45	57,127	71,826	0.4%
Consolidated Edison Co.
of New York Inc.	3.950%–6.750%	6/15/33–12/1/54	137,915	170,181	1.0%
Duke Energy Carolinas LLC	6.100%	6/1/37	52,400	72,938	0.4%
Duke Energy Carolinas LLC	4.000%–6.450%	10/15/32–9/30/42	75,782	90,174	0.5%
Duke Energy Florida Inc.	5.650%–6.750%	2/1/28–4/1/40	14,160	19,721	0.1%
Duke Energy Indiana Inc.	4.200%–6.450%	10/15/35–7/15/43	58,268	76,231	0.5%
Duke Energy Progress Inc.	4.100%–5.700%	4/1/35–12/1/44	35,130	41,661	0.2%
MidAmerican Energy Co.	4.800%–5.800%	10/15/36–9/15/43	34,300	43,957	0.3%
Nevada Power Co.	5.380%–6.650%	4/1/36–5/15/41	47,680	64,420	0.4%
Pacific Gas & Electric Co.	6.050%	3/1/34	48,505	65,578	0.4%
Pacific Gas & Electric Co.	4.500%–6.350%	3/1/37–2/15/44	99,514	131,116	0.8%
PacifiCorp	4.100%–6.350%	6/15/35–2/1/42	101,082	137,206	0.8%
Progress Energy Inc.	7.750%	3/1/31	4,180	6,287	0.0%
Virginia Electric & Power Co.	6.000%	5/15/37	57,330	80,325	0.5%
4 Electric—Other †				1,246,767	7.3%
Natural Gas †				47,473	0.3%
				2,365,861	13.9%
Total Corporate Bonds (Cost $10,441,208)				12,756,512	74.8%
Sovereign Bonds (U.S. Dollar-Denominated)
United Mexican States	4.750%	3/8/44	62,951	68,007	0.4%
4 Sovereign Bonds
(U.S. Dollar-Denominated)—Other †				280,977	1.6%
Total Sovereign Bonds (Cost $309,311)				348,984	2.0%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Taxable Municipal Bonds
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	6.270%	2/15/50	53,500	71,562	0.4%
Bay Area Toll Authority California
Toll Bridge Revenue
(San Francisco Bay Area)	6.920%	4/1/40	50,115	70,409	0.4%
California GO	7.300%	10/1/39	109,045	167,752	1.0%
California GO	7.600%	11/1/40	74,320	121,828	0.7%
California GO	7.550%	4/1/39	55,350	89,690	0.5%
California GO	6.510%–7.630%	4/1/34–3/1/40	84,355	124,016	0.7%
Illinois GO	5.100%	6/1/33	193,305	200,997	1.2%
Los Angeles CA Unified
School District GO	6.760%	7/1/34	64,235	93,045	0.6%
5 New Jersey Economic
Development Authority
Revenue (State Pension Funding)	7.430%	2/15/29	50,002	64,958	0.4%
New Jersey Turnpike
Authority Revenue	7.100%	1/1/41	67,555	102,464	0.6%
New Jersey Turnpike
Authority Revenue	7.410%	1/1/40	57,834	90,625	0.5%
New York Metropolitan
Transportation Authority
Revenue (Dedicated Tax Fund)	7.340%	11/15/39	66,105	105,202	0.6%
Port Authority of New York
& New Jersey Revenue 4.460%–6.040%		12/1/29–10/1/62	145,360	176,636	1.1%
1 President & Fellows of
Harvard College
Massachusetts GO	6.300%	10/1/37	60,993	65,186	0.4%
Taxable Municipal Bonds—Other †				1,091,530	6.4%
Total Taxable Municipal Bonds (Cost $2,118,261)				2,635,900	15.5%

			Shares
Temporary Cash Investments
Money Market Fund
6 Vanguard Market Liquidity Fund	0.133%		311,515,000	311,515	1.9%

			Face
			Amount
			($000)
Repurchase Agreements
Bank of America Securities, LLC
(Dated 1/30/15, Repurchase Value
$64,700,000, collateralized by
Government National Mortgage Assn.
1.625%–4.500%, 12/20/34–1/20/45,
with a value of $65,994,000)	0.060%	2/2/15	64,700	64,700	0.4%
Barclays Capital Inc.
(Dated 1/30/15, Repurchase Value
$124,800,000, collateralized by U.S.
Treasury Note/Bond 2.250%–3.125%,
4/30/21–2/15/43, with a value of
$127,296,000)	0.040%	2/2/15	124,800	124,800	0.7%

Long-Term Investment-Grade Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Citigroup Global Markets Inc.
(Dated 1/30/15, Repurchase Value
$114,400,000, collateralized by U.S.
Treasury Note/Bond 0.250%,
10/31/15, with a value of
$116,688,000)	0.050%	2/2/15	114,400	114,400	0.7%
RBC Capital Markets LLC
(Dated 1/30/15, Repurchase Value
$57,800,000, collateralized by
Federal Home Loan Mortgage Corp.
3.384%, 9/1/41, and Federal National
Mortgage Assn. 3.000%–4.000%,
11/1/25–1/1/45, with a value of
$58,956,000)	0.080%	2/2/15	57,800	57,800	0.3%
				361,700	2.1%
Total Temporary Cash Investments (Cost $673,215)				673,215	4.0%

		Expiration
		Date	Contracts
Options on Futures Purchased
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $133.00		2/20/15	13	2	0.0%
Put Options on 5-year U.S. Treasury Note
Futures Contracts, Strike Price $118.75		2/20/15	227	4	0.0%
Total Options on Futures Purchased (Cost $168)				6	0.0%
Total Investments (Cost $13,977,157)				16,912,365	99.2%
Liability for Options Written (0.0%)
Call Options on 5-year U.S. Treasury Note
Futures Contracts, Strike Price $119.75		2/20/15	76	(125)	0.0%
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $130.00		2/20/15	27	(35)	0.0%
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $131.00		2/20/15	26	(19)	0.0%
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $132.00		2/20/15	13	(4)	0.0%
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $128.00		2/20/15	40	(3)	0.0%
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $129.00		2/20/15	13	(2)	0.0%
Put Options on 5-year U.S. Treasury Note
Futures Contracts, Strike Price $117.75		2/20/15	227	(2)	0.0%
Total Liability for Options Written (Premiums received $158)				(190)	0.0%
Other Assets and Liabilities
Other Assets[7]				276,037	1.6%
Other Liabilities				(131,810)	(0.8%)
				144,227	0.8%
Net Assets				17,056,402	100.0%

Long-Term Investment-Grade Fund

At January 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	14,019,671
Overdistributed Net Investment Income	(41)
Accumulated Net Realized Gains	47,407
Unrealized Appreciation (Depreciation)
Investment Securities	2,935,370
Futures Contracts	44,202
Options on Futures Contracts	(194)
Swap Contracts	9,969
Forward Currency Contracts	42
Foreign Currencies	(24)
Net Assets	17,056,402

Investor Shares—Net Assets
Applicable to 415,708,144 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,714,129
Net Asset Value Per Share—Investor Shares	$11.34

Admiral Shares—Net Assets
Applicable to 1,088,413,773 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	12,342,273
Net Asset Value Per Share—Admiral Shares	$11.34

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 Securities with a value of $6,500,000 have been segregated as initial margin for open futures contracts.
2 Securities with a value of $30,918,000 have been segregated as initial margin for open cleared swap contracts.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2015, the aggregate value of these securities was $1,133,387,000, representing 6.6% of net assets.
5 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
7 Cash of $6,859,000 has been segregated as initial margin for open futures contracts.
GO—General Obligation Bond.
See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Statement of Operations

Year Ended
January 31, 2015
($000)
Investment Income
Income
Interest[1]	691,827
Total Income	691,827
Expenses
Investment Advisory Fees—Note B	3,797
The Vanguard Group—Note C
Management and Administrative—Investor Shares	7,516
Management and Administrative—Admiral Shares	7,910
Marketing and Distribution—Investor Shares	596
Marketing and Distribution—Admiral Shares	1,986
Custodian Fees	122
Auditing Fees	36
Shareholders’ Reports—Investor Shares	84
Shareholders’ Reports—Admiral Shares	25
Trustees’ Fees and Expenses	26
Total Expenses	22,098
Net Investment Income	669,729
Realized Net Gain (Loss)
Investment Securities Sold	227,560
Futures Contracts	37,615
Options on Futures Contracts	(125)
Swap Contracts	44,578
Foreign Currencies and Forward Currency Contracts	108
Realized Net Gain (Loss)	309,736
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,860,900
Futures Contracts	32,430
Options on Futures Contracts	(151)
Swap Contracts	(12,720)
Foreign Currencies and Forward Currency Contracts	18
Change in Unrealized Appreciation (Depreciation)	1,880,477
Net Increase (Decrease) in Net Assets Resulting from Operations	2,859,942
1 Interest income from an affiliated company of the fund was $300,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	669,729	621,192
Realized Net Gain (Loss)	309,736	109,325
Change in Unrealized Appreciation (Depreciation)	1,880,477	(711,454)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,859,942	19,063
Distributions
Net Investment Income
Investor Shares	(191,346)	(196,604)
Admiral Shares	(498,282)	(441,891)
Realized Capital Gain[1]
Investor Shares	(63,485)	(38,058)
Admiral Shares	(162,325)	(85,332)
Total Distributions	(915,438)	(761,885)
Capital Share Transactions
Investor Shares	56,137	(63,600)
Admiral Shares	917,905	1,404,136
Net Increase (Decrease) from Capital Share Transactions	974,042	1,340,536
Total Increase (Decrease)	2,918,546	597,714
Net Assets
Beginning of Period	14,137,856	13,540,142
End of Period[2]	17,056,402	14,137,856

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $69,071,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($41,000) and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.02	$10.65	$10.50	$9.15	$9.04
Investment Operations
Net Investment Income	. 453.469		.491	.515	.516
Net Realized and Unrealized Gain (Loss)
on Investments	1.487	(. 525)	. 274	1.439	.117
Total from Investment Operations	1.940	(.056)	.765	1.954	.633
Distributions
Dividends from Net Investment Income	(.466)	(.481)	(.499)	(. 521)	(. 523)
Distributions from Realized Capital Gains	(.154)	(. 093)	(.116)	(. 083)	—
Total Distributions	(.620)	(.574)	(. 615)	(. 604)	(.523)
Net Asset Value, End of Period	$11.34	$10.02	$10.65	$10.50	$9.15

Total Return[1]	19.98%	-0.41%	7.39%	21.97%	7.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,714	$4,112	$4,429	$4,340	$3,770
Ratio of Total Expenses to Average Net Assets	0.22%	0.22%	0.22%	0.22%	0.24%
Ratio of Net Investment Income to
Average Net Assets	4.30%	4.64%	4.57%	5.25%	5.53%
Portfolio Turnover Rate	21%	26%	21%	29%	19%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.02	$10.65	$10.50	$9.15	$9.04
Investment Operations
Net Investment Income	. 463.480		.502	.525	.528
Net Realized and Unrealized Gain (Loss)
on Investments	1.487	(. 525)	. 274	1.439	.117
Total from Investment Operations	1.950	(.045)	.776	1.964	.645
Distributions
Dividends from Net Investment Income	(.476)	(.492)	(. 510)	(. 531)	(. 535)
Distributions from Realized Capital Gains	(.154)	(. 093)	(.116)	(. 083)	—
Total Distributions	(.630)	(.585)	(. 626)	(. 614)	(.535)
Net Asset Value, End of Period	$11.34	$10.02	$10.65	$10.50	$9.15

Total Return	20.10%	-0.31%	7.49%	22.09%	7.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,342	$10,026	$9,112	$7,113	$5,340
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	4.40%	4.74%	4.67%	5.35%	5.65%
Portfolio Turnover Rate	21%	26%	21%	29%	19%

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Investment-Grade Fund

Notes to Financial Statements

Vanguard Long-Term Investment-Grade Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counter-party risk, the fund trades futures and options on an exchange, monitors the financial strength of its

Long-Term Investment-Grade Fund

clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2015, the fund’s average investments in long and short futures contracts represented 5% and 3% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended January 31, 2015, the fund’s average value of options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the

Long-Term Investment-Grade Fund

contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended January 31, 2015, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that

Long-Term Investment-Grade Fund

counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended January 31, 2015, the fund’s average amounts of credit protection sold and credit protection purchased represented 15% and less than 1% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of interest rate swaps represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

7. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

8. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

Long-Term Investment-Grade Fund

9. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2015, or at any time during the period then ended.

10. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP, provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $1,355,000 for the year ended January 31, 2015.

For the year ended January 31, 2015, the aggregate investment advisory fee represented an effective annual basic rate of 0.02% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At January 31, 2015, the fund had contributed capital of $1,515,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.61% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Long-Term Investment-Grade Fund

The following table summarizes the market value of the fund’s investments as of January 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	497,748	—
Corporate Bonds	—	12,756,512	—
Sovereign Bonds	—	348,984	—
Taxable Municipal Bonds	—	2,635,900	—
Temporary Cash Investments	311,515	361,700	—
Futures Contracts—Assets[1]	5,467	—	—
Futures Contracts—Liabilities[1]	(970)	—	—
Forward Currency Contracts—Assets	—	60	—
Forward Currency Contracts—Liabilities	—	(18)	—
Swap Contracts—Assets	137[1]	16,475	—
Swap Contracts—Liabilities	(2,084)[1]	(416)	—
Options on Futures Purchased	6	—	—
Liability for Options Written	(190)	—	—
Total	313,881	16,616,945	—
1 Represents variation margin on the last day of the reporting period.

E. At January 31, 2015, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)	($000)
Options on Futures Purchased	6	—	—	6
Other Assets	5,604	60	16,475	22,139
Liability for Options Written	(190)	—	—	(190)
Other Liabilities	(1,189)	(18)	(2,281)	(3,488)

Long-Term Investment-Grade Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended January 31, 2015, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	37,615	—	—	37,615
Options on Futures Contracts	(125)	—	—	(125)
Swap Contracts	3,500	—	41,078	44,578
Forward Currency Contracts	—	216	—	216
Realized Net Gain (Loss) on Derivatives	40,990	216	41,078	82,284

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	32,430	—	—	32,430
Options on Futures Contracts	(151)	—	—	(151)
Swap Contracts	(688)	—	(12,032)	(12,720)
Forward Currency Contracts	—	42	—	42
Change in Unrealized Appreciation
(Depreciation) on Derivatives	31,591	42	(12,032)	19,601

At January 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
30-Year U. S. Treasury Bond	March 2015	2,829	427,975	28,247
Ultra Long U. S. Treasury Bond	March 2015	994	177,864	15,135
10-Year U.S. Treasury Note	March 2015	483	63,213	463
5-Year U.S. Treasury Note	March 2015	299	36,282	401
2-Year U.S. Treasury Note	March 2015	(88)	(19,339)	(44)
				44,202

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Long-Term Investment-Grade Fund

At January 31, 2015, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

							Unrealized
		Contract					Appreciation
		Settlement			Contract Amount (000)		(Depreciation)
Counterparty		Date		Receive		Deliver	($000)
Bank of America, N.A.		2/3/15	GBP	1,080	USD	1,644	(18)
Morgan Stanley Capital Services LLC		2/3/15	EUR	84	USD	95	—
Morgan Stanley Capital Services LLC		2/3/15	USD	1,638	GBP	1,052	54
Morgan Stanley Capital Services LLC		3/3/15	USD	435	EUR	384	1
Morgan Stanley Capital Services LLC		3/3/15	USD	261	GBP	173	—
Goldman Sachs Bank USA		2/3/15	USD	100	EUR	84	5
Deutsche Bank AG		2/3/15	USD	43	GBP	28	—
							42
EUR—Euro.
GBP—British pound.
USD—U.S. dollar.

At January 31, 2015, the fund had the following open swap contracts:
Centrally Cleared Credit Default Swaps
				Remaining
				Up-Front		Periodic
				Premium		Premium	Unrealized
			Notional	Received		Received	Appreciation
	Termination		Amount		(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)		($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
CDX–IG23–V1/Baa1[2]	12/20/19	ICE	132,800		(2,273)	1.000	(444)
CDX–IG23–V1/Baa1[2]	12/20/19	ICE	308,300		(4,487)	1.000	(241)
CDX–IG23–V1/Baa1[2]	12/20/19	CME	1,125,800		(20,055)	1.000	(4,553)
			1,566,900				(5,238)

1 CME—Chicago Mercantile Exchange. ICE—Intercontinental Exchange.

2 Investment Grade Corporate Credit Default Swap Index—Version 23.

Long-Term Investment-Grade Fund

Over-the-Counter Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
Termination			Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
CDX–IG14–V1/Baa1[2]	6/20/20	BOANA	100,000	95	1.000	1,533
CDX–IG16–V1/Baa1[3]	6/20/21	GSI	200,000	2,790	1.000	4,924
CDX–IG19–V1/Baa1[4]	12/20/22	BOANA	300,000	7,913	1.000	9,221
CDX–IG19–V1/Baa1[4]	12/20/22	BOANA	25,000	673	1.000	782
Federation of
Malaysia/Aa3	12/20/19	MSCS	7,000	(32)	1.000	(132)
Peoples Republic of
China/Aa3	12/20/19	GSCM	8,000	(47)	1.000	(12)
Republic of Chile/Aa3	12/20/19	MSCS	10,000	(93)	1.000	(128)
Republic of Colombia/Baa2	3/20/20	GSCM	3,650	107	1.000	(15)
Republic of Turkey/A3	9/20/19	DBAG	2,550	93	1.000	7
Russian Federation/Ba1	3/20/20	GSCM	1,400	217	1.000	(75)
Russian Federation/Ba1	3/20/20	DBAG	3,500	705	1.000	(24)
			661,100			16,081

Credit Protection Purchased
Federative Republic
of Brazil	12/20/19	MSCS	600	(23)	(1.000)	8
Federative Republic
of Brazil	12/20/19	GSCM	2,200	(133)	(1.000)	(20)
Republic of Turkey	9/20/19	GSCM	2,550	(90)	(1.000)	(10)
			5,350			(22)
						16,059

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

1 BOANA—Bank of America, N.A. DBAG—Deutsche Bank AG.

GSCM—Goldman Sachs Bank USA. GSI—Goldman Sachs International. MSCS—Morgan Stanley Capital Services LLC.

2 Investment Grade Corporate Credit Default Swap Index—Version 14. 3 Investment Grade Corporate Credit Default Swap Index—Version 16.

4 Investment Grade Corporate Credit Default Swap Index—Version 19.

Long-Term Investment-Grade Fund

Centrally Cleared Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Clearinghouse[1]	($000)	(%)	(%)	($000)
3/18/35	CME	10,700	3.250	(0.000)[2]	1,490
3/18/45	CME	12,500	(3.500)	0.000[2]	(2,342)
					(852)
1 CME—Chicago Mercantile Exchange.
2 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

At January 31, 2015, counterparties had deposited in segregated accounts securities with a value of $6,335,000 in connection with open swap contracts.

F. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $19,107,000 from accumulated net realized gains to paid-in capital.

During the year ended January 31, 2015, the fund realized net foreign currency losses of $94,000, (including the foreign currency component on sales of foreign currency denominated bonds), which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to overdistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $19,952,000 on swap contracts have been reclassified from accumulated net realized gains to overdistributed net investment income.

For tax purposes, at January 31, 2015, the fund had short-term and long-term capital gains of $21,405,000 and $80,844,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

At January 31, 2015, the cost of investment securities for tax purposes was $13,987,780,000. Net unrealized appreciation of investment securities for tax purposes was $2,924,579,000, consisting of unrealized gains of $2,933,889,000 on securities that had risen in value since their purchase and $9,310,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended January 31, 2015, the fund purchased $3,165,713,000 of investment securities and sold $2,468,258,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $644,196,000 and $630,254,000, respectively.

Long-Term Investment-Grade Fund

The following table summarizes the fund’s options written during the year ended January 31, 2015:

				Premiums
		Number of		Received
Options Written			Contracts	($000)
Balance at January 31, 2014			170	55
Options written			1,771	659
Options expired			(534)	(170)
Options closed			(906)	(361)
Options exercised			(79)	(25)
Balance at January 31, 2015			422	158

H. Capital share transactions for each class of shares were:
			Year Ended January 31,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	579,785	55,104	705,599	70,148
Issued in Lieu of Cash Distributions	245,252	23,188	224,141	22,241
Redeemed	(768,900)	(72,847)	(993,340)	(97,908)
Net Increase (Decrease)—Investor Shares	56,137	5,445	(63,600)	(5,519)
Admiral Shares
Issued	2,361,853	225,018	3,026,893	306,789
Issued in Lieu of Cash Distributions	524,052	49,529	426,925	42,385
Redeemed	(1,968,000)	(186,569)	(2,049,682)	(204,196)
Net Increase (Decrease) —Admiral Shares	917,905	87,978	1,404,136	144,978

I. Management has determined that no material events or transactions occurred subsequent to January 31, 2015, that would require recognition or disclosure in these financial statements.

High-Yield Corporate Fund

Fund Profile
As of January 31, 2015

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VWEHX		VWEAX
Expense Ratio[1]	0.23%		0.13%
30-Day SEC Yield	4.99%		5.09%

Financial Attributes

		High-Yield Barclays
		Corporate Aggregate
		Composite	Bond
	Fund	Index	Index
Number of Bonds	402	1,919	2,229
Yield to Maturity
(before expenses)	5.5%	5.7%	6.8%
Average Coupon	6.1%	6.3%	6.9%
Average Duration	3.9 years	4.3 years	4.3 years
Average Effective
Maturity	4.8 years	6.4 years	6.5 years
Short-Term
Reserves	1.3%	—	—

Sector Diversification (% of portfolio)
Basic Industry			7.3%
Capital Goods			6.0
Communication			23.1
Consumer Cyclical			9.3
Consumer Non-Cyclical			12.6
Energy			9.0
Finance			14.6
Technology			9.2
Transportation			1.6
Treasury / Agency			3.0
Utilities			4.3

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	High-Yield	Barclays
	Corporate	Corporate
	Composite	High Yield
	Index	Index
R-Squared	0.97	0.93
Beta	1.02	0.93
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year		2.0%
1 - 5 Years		26.3
5 - 10 Years		66.9
10 - 20 Years		3.1
20 - 30 Years		1.3
Over 30 Years		0.4

Distribution by Credit Quality (% of portfolio)
U.S. Government		3.0%
Baa		3.2
Ba		52.6
B		34.4
Caa		6.3
C		0.4
Not Rated		0.1
Credit-quality ratings are obtained from Barclays and are from
Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. For more information about these ratings, see the Glossary entry for
Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 28, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2015, the expense ratios were 0.23% for Investor Shares and 0.13% for Admiral Shares.

High-Yield Corporate Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

	Average Annual Total Returns
	Periods Ended January 31, 2015
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
High-Yield Corporate Fund Investor
Shares	4.56%	8.48%	6.55%	$18,859
High-Yield Corporate Composite Index[1]
••••••••	3.57	8.41	—	—

– – – – Barclays High Yield U. Funds S. Corporate Average High Yield	0.74	7.52	5.88	17,709
Bond Index	2.41	8.90	7.82	21,238
For a benchmark description, see the Glossary.
High Yield Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
High-Yield Corporate Fund Admiral Shares	4.66%	8.60%	6.67%	$95,392
High-Yield Corporate Composite Index[1]	3.57	8.41	—	—
Barclays U.S. Corporate High Yield Bond
Index	2.41	8.90	7.82	106,190

See Financial Highlights for dividend and capital gains information.
1 Benchmark history is unavailable prior to May 31, 2005.

High-Yield Corporate Fund

Fiscal-Year Total Returns (%): January 31, 2005, Through January 31, 2015
				High-Yield
				Corporate
				Composite
			Investor Shares	Index [1]
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2006	7.02%	-3.13%	3.89%	—
2007	7.41	0.48	7.89	8.64%
2008	7.13	-6.43	0.70	1.95
2009	6.83	-23.02	-16.19	-14.77
2010	10.36	22.32	32.68	34.94
2011	8.23	5.47	13.70	14.22
2012	7.35	0.69	8.04	6.68
2013	6.76	5.15	11.91	12.38
2014	5.84	-1.31	4.53	5.60
2015	5.55	-0.99	4.56	3.57
For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended December 31, 2014

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	12/27/1978	4.58%	8.53%	7.21%	-0.75%	6.46%
Admiral Shares	11/12/2001	4.69	8.64	7.34	-0.75	6.59

1 Benchmark history is unavailable prior to May 31, 2005.

High-Yield Corporate Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of January 31, 2015

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond 0.375%		5/31/16	170,920	171,161	1.0%
1	United States Treasury Note/Bond 0.875%		11/30/16	169,570	170,974	1.0%
	United States Treasury Note/Bond	1.375%	11/30/15	168,190	169,845	1.0%
Total U.S. Government and Agency Obligations (Cost $511,489)					511,980	3.0%
Asset-Backed/Commercial Mortgage-Backed Securities (Cost $41,112) †					42,205	0.3%
Corporate Bonds
Finance
	Banking
	Ally Financial Inc.	5.125%–8.000%	3/15/20–9/30/24	106,439	120,441	0.7%
	Royal Bank of Scotland
	Group plc	6.125%	12/15/22	113,600	128,062	0.8%
2	Banking—Other †				330,712	1.9%
	Finance Companies
2	AerCap Ireland Capital
	Ltd. / AerCap Global
	Aviation Trust	3.750%–5.000%	5/15/19–10/1/21	128,465	132,072	0.8%
2	CIT Group Inc.	6.625%	4/1/18	120,655	130,458	0.8%
	CIT Group Inc.	5.250%	3/15/18	102,005	106,213	0.6%
	CIT Group Inc.	5.375%	5/15/20	98,370	104,641	0.6%
	CIT Group Inc.	5.000%	8/15/22	96,680	101,997	0.6%
2	CIT Group Inc.	3.875%–5.500%	2/15/19–2/19/19	112,210	116,588	0.7%
	Homer City Generation LP	8.734%	10/1/26	123,902	126,690	0.7%
	International Lease
	Finance Corp.	3.875%–8.750%	3/15/17–8/15/22	288,307	322,798	1.9%
	Navient Corp.	5.500%–8.450%	6/15/18–1/25/23	225,825	241,984	1.4%
2	Finance Companies—Other †				74,409	0.4%
2	Insurance †				266,480	1.6%
	Real Estate Investment Trusts †				43,554	0.2%
					2,347,099	13.7%

High-Yield Corporate Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
Industrial
	Basic Industry
2	FMG Resources August 2006
	Pty Ltd.	6.875%	4/1/22	161,760	128,497	0.8%
	Hexion US Finance Corp.	6.625%	4/15/20	123,010	116,244	0.7%
2	INEOS Finance plc	7.500%–8.375%	2/15/19–5/1/20	119,645	126,566	0.7%
[2,3]	INEOS Group Holdings SA	5.750%–5.875%	2/15/19	67,275	67,828	0.4%
[2,5]	Basic Industry—Other †				766,832	4.5%
	Capital Goods
	Case New Holland Inc.	7.875%	12/1/17	91,500	100,993	0.6%
2	CNH Industrial Capital LLC	3.375%–6.250%	11/1/15–7/15/19	93,273	94,563	0.5%
2	Capital Goods—Other †				798,553	4.7%
	Communication
	CCO Holdings LLC / CCO
	Holdings Capital Corp.	5.250%–8.125%	1/15/19–9/1/23	113,542	117,970	0.7%
	CCOH Safari LLC	5.500%	12/1/22	26,140	26,499	0.1%
[4],5	Charter Communications
	Operating, LLC Bank Loan	4.250%	9/12/21	101,340	101,656	0.6%
	CSC Holdings LLC	7.625%	7/15/18	79,045	88,530	0.5%
	DISH DBS Corp.	6.750%	6/1/21	133,715	142,406	0.8%
2	DISH DBS Corp.	5.000%–7.875%	9/1/19–11/15/24	99,710	101,117	0.6%
	Hughes Satellite
	Systems Corp.	6.500%	6/15/19	91,086	97,576	0.6%
	Intelsat Jackson Holdings SA	7.250%	10/15/20	164,947	173,194	1.0%
	Intelsat Jackson Holdings SA	7.250%	4/1/19	85,330	89,170	0.5%
	Intelsat Jackson
	Holdings SA	5.500%–7.500%	4/1/21–8/1/23	95,250	98,206	0.6%
	Liberty Interactive LLC	8.250%	2/1/30	98,803	107,695	0.6%
	MetroPCS Wireless Inc.	6.625%	11/15/20	75,800	78,737	0.5%
2	Nielsen Finance LLC /
	Nielsen Finance Co.	5.000%	4/15/22	91,135	91,135	0.5%
	Quebecor Media Inc.	5.750%	1/15/23	81,310	84,172	0.5%
2	Softbank Corp.	4.500%	4/15/20	159,095	158,300	0.9%
	Sprint Corp.	7.250%	9/15/21	95,745	95,865	0.6%
	Sprint Corp.	7.125%–7.875%	9/15/23–6/15/24	93,375	93,975	0.5%
2	Sprint Nextel Corp.	7.000%	3/1/20	135,830	147,715	0.9%
2	Sprint Nextel Corp.	9.000%	11/15/18	92,545	107,121	0.6%
	T-Mobile USA Inc.	5.250%–6.836%	9/1/18–1/15/24	197,488	204,460	1.2%
[4],5	Tribune Company Bank Loan	4.000%	12/27/20	108,352	106,760	0.6%
2	Unitymedia Hessen GmbH
	& Co. KG / Unitymedia
	NRW GmbH	5.500%	1/15/23	31,060	32,264	0.2%
2	UPCB Finance III Ltd.	6.625%	7/1/20	74,846	78,214	0.5%
2	UPCB Finance V Ltd.	7.250%	11/15/21	40,995	44,428	0.3%
2	UPCB Finance VI Ltd.	6.875%	1/15/22	32,036	34,520	0.2%
	Videotron Ltd.	5.000%	7/15/22	82,242	84,504	0.5%
2	Videotron Ltd.	5.375%–9.125%	4/15/18–6/15/24	9,777	10,070	0.1%
2	Virgin Media Secured
	Finance plc	5.375%	4/15/21	47,210	49,098	0.3%
2	Ymobile Corp.	8.250%	4/1/18	45,540	47,760	0.3%
[2,5]	Communication—Other †				1,113,595	6.5%
	Consumer Cyclical
	Chrysler Group LLC / CG
	Co-Issuer Inc.	8.000%	6/15/19	90,055	94,783	0.6%
	General Motors Co.	6.250%	10/2/43	19,260	24,027	0.1%

High-Yield Corporate Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	General Motors
	Financial Co. Inc.	4.750%	8/15/17	97,350	103,434	0.6%
	General Motors
	Financial Co. Inc.	3.250%–6.750%	5/15/18–5/15/23	71,365	78,123	0.5%
[2,5]	Consumer Cyclical—Other †				1,197,686	7.0%
	Consumer Noncyclical
2	Capsugel SA	7.000%	5/15/19	46,650	47,635	0.3%
	CHS/Community Health
	Systems Inc.	6.875%	2/1/22	149,325	159,031	0.9%
	CHS/Community Health
	Systems Inc.	5.125%–7.125%	8/15/18–8/1/21	103,860	108,493	0.6%
2	Envision Healthcare Corp.	5.125%	7/1/22	86,215	87,508	0.5%
	HCA Holdings Inc.	6.250%	2/15/21	27,980	30,288	0.2%
	HCA Inc.	6.500%	2/15/20	127,050	142,773	0.8%
	HCA Inc.	3.750%–7.690%	3/15/19–6/15/25	181,150	193,672	1.1%
2	IMS Health Inc.	6.000%	11/1/20	93,781	98,001	0.6%
[4],5,6 Lands’ End, Inc. Bank Loan		4.250%	3/12/21	95,282	91,709	0.6%
	Party City Holdings Inc.	8.875%	8/1/20	105,350	114,041	0.7%
2	Salix Pharmaceuticals Ltd.	6.000%	1/15/21	79,692	84,673	0.5%
	Tenet Healthcare Corp.	4.375%	10/1/21	106,480	106,347	0.6%
2	Tenet Healthcare Corp.	4.500%–8.125%	11/1/18–4/1/22	212,502	223,046	1.3%
[2,5]	Consumer Noncyclical—Other †				718,035	4.2%
	Energy
	Concho Resources Inc.	5.500%	10/1/22	85,170	85,383	0.5%
	Energy Transfer Equity LP	7.500%	10/15/20	76,385	84,978	0.5%
[2,5]	Energy—Other †				1,348,137	7.9%
	Technology
	CDW LLC / CDW
	Finance Corp.	6.000%	8/15/22	118,945	125,190	0.7%
2	First Data Corp.	8.250%	1/15/21	113,800	121,481	0.7%
2	First Data Corp.	6.750%–12.625%	6/15/19–8/15/21	179,796	198,902	1.2%
[4],5	First Data Corp. Bank Loan	3.668%	3/23/18	67,853	66,475	0.4%
[4],5	Freescale Semiconductor
	Inc. Bank Loan	4.250%	3/1/20	99,975	98,330	0.6%
	SunGard Data Systems Inc.	6.625%	11/1/19	108,115	108,926	0.7%
	SunGard Data Systems Inc.	7.625%	11/15/20	98,546	104,951	0.6%
	SunGard Data Systems Inc.	7.375%	11/15/18	26,097	27,173	0.2%
2	Technology—Other †				689,825	4.0%
	Transportation
	Hertz Corp.	6.750%	4/15/19	82,360	85,551	0.5%
2	Transportation—Other †				139,063	0.8%
					12,994,458	76.2%
Utilities
	Electric
	AES Corp.	4.875%–8.000%	10/15/17–3/15/24	129,908	131,910	0.8%
	Calpine Corp.	5.750%	1/15/25	109,915	111,701	0.7%
	DPL Inc.	7.250%	10/15/21	102,130	104,173	0.6%
2	Electric—Other †				213,035	1.2%
					560,819	3.3%
Total Corporate Bonds (Cost $15,588,570)					15,902,376	93.2%

High-Yield Corporate Fund

				Market	Percentage
				Value•	of Net
	Coupon		Shares	($000)	Assets
Preferred Stocks
GMAC Capital Trust I Pfd.	8.125%		4,743,200	124,651	0.7%
Hartford Financial Services
Group Inc. Pfd.	7.875%		3,017,200	92,115	0.5%
Preferred Stocks—Other †				7,292	0.1%
Total Preferred Stocks (Cost $206,604)				224,058	1.3%
Other † (Cost $27,348)				160	0.0%

			Face
		Maturity	Amount
		Date	($000)
Temporary Cash Investments
Repurchase Agreements
Bank of America Securities, LLC
(Dated 1/30/15, Repurchase Value
$38,200,000, collateralized by
Government National Mortgage Assn.
3.000%–4.000%, 5/20/42–9/15/49,
with a value of $38,964,000)	0.060%	2/2/15	38,200	38,200	0.2%
TD Securities (USA) LLC
(Dated 1/30/15, Repurchase Value
$107,101,000, collateralized by
Federal Home Loan Mortgage Corp.
3.000%–4.500%, 12/1/26–4/1/42,
Federal National Mortgage Assn.
2.500%–6.000%, 4/1/25–11/1/44,
and U.S. Treasury Note/Bond
0.875%, 12/31/16, with a value of
$109,242,000)	0.070%	2/2/15	107,100	107,100	0.7%
RBC Capital Markets LLC
(Dated 1/30/15, Repurchase Value
$67,700,000, collateralized by
Federal Home Loan Mortgage Corp.
3.500%, 8/1/42, Federal National
Mortgage Assn. 2.919%–4.000%,
10/1/29–3/1/44, and Government
National Mortgage Assn. 2.375%,
8/20/39, with a value of
$69,054,000)	0.080%	2/2/15	67,700	67,700	0.4%
Total Temporary Cash Investments (Cost $213,000)				213,000	1.3%
Total Investments (Cost $16,588,123)				16,893,779	99.1%
Other Assets and Liabilities
Other Assets				284,609	1.6%
Liabilities				(123,334)	(0.7%)
				161,275	0.9%
Net Assets				17,055,054	100.0%

High-Yield Corporate Fund

At January 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	16,743,243
Overdistributed Net Investment Income	(14,606)
Accumulated Net Realized Gains	19,861
Unrealized Appreciation (Depreciation)
Investment Securities	305,656
Forward Currency Contracts	1,054
Foreign Currencies	(154)
Net Assets	17,055,054

Investor Shares—Net Assets
Applicable to 698,406,449 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,176,372
Net Asset Value Per Share—Investor Shares	$5.98

Admiral Shares—Net Assets
Applicable to 2,153,678,246 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	12,878,682
Net Asset Value Per Share—Admiral Shares	$5.98

• See Note A in Notes to Financial Statements.

† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1 Securities with a value of $1,960,000 have been segregated as collateral for open forward currency contracts.

2 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2015, the aggregate value of these securities was $4,695,888,000, representing 27.5% of net assets.

3 Face amount denominated in euro. 4 Adjustable-rate security.

5 Certain of the fund’s securities are senior, secured, high-yield floating-rate loans. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At January 31, 2015, the aggregate value of these securities was $972,063,000, representing 5.7% of net assets.

6 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2015. See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Statement of Operations

Year Ended
January 31, 2015
($000)
Investment Income
Income
Dividends	21,562
Interest	947,123
Total Income	968,685
Expenses
Investment Advisory Fees—Note B	5,346
The Vanguard Group—Note C
Management and Administrative—Investor Shares	7,743
Management and Administrative—Admiral Shares	10,708
Marketing and Distribution—Investor Shares	664
Marketing and Distribution—Admiral Shares	1,726
Custodian Fees	133
Auditing Fees	36
Shareholders’ Reports—Investor Shares	178
Shareholders’ Reports—Admiral Shares	80
Trustees’ Fees and Expenses	31
Total Expenses	26,645
Net Investment Income	942,040
Realized Net Gain (Loss)
Investment Securities Sold	274,821
Foreign Currencies and Forward Currency Contracts	27,016
Realized Net Gain (Loss)	301,837
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(488,738)
Foreign Currencies and Forward Currency Contracts	(1,306)
Change in Unrealized Appreciation (Depreciation)	(490,044)
Net Increase (Decrease) in Net Assets Resulting from Operations	753,833

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	942,040	981,122
Realized Net Gain (Loss)	301,837	284,481
Change in Unrealized Appreciation (Depreciation)	(490,044)	(533,559)
Net Increase (Decrease) in Net Assets Resulting from Operations	753,833	732,044
Distributions
Net Investment Income
Investor Shares	(236,054)	(278,622)
Admiral Shares	(704,924)	(702,547)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(940,978)	(981,169)
Capital Share Transactions
Investor Shares	(177,568)	(1,137,737)
Admiral Shares	1,063,671	(576,254)
Net Increase (Decrease) from Capital Share Transactions	886,103	(1,713,991)
Total Increase (Decrease)	698,958	(1,963,116)
Net Assets
Beginning of Period	16,356,096	18,319,212
End of Period[1]	17,055,054	16,356,096

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($14,606,000) and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$6.04	$6.12	$5.82	$5.78	$5.48
Investment Operations
Net Investment Income	. 331	. 348.372		.405	.422
Net Realized and Unrealized Gain (Loss)
on Investments	(.059)	(.080)	. 300.040		.300
Total from Investment Operations	.272	.268	.672	.445	.722
Distributions
Dividends from Net Investment Income	(.332)	(.348)	(.372)	(. 405)	(.422)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.332)	(.348)	(.372)	(. 405)	(.422)
Net Asset Value, End of Period	$5.98	$6.04	$6.12	$5.82	$5.78

Total Return[1]	4.56%	4.53%	11.91%	8.04%	13.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,176	$4,394	$5,607	$5,476	$4,909
Ratio of Total Expenses to Average Net Assets	0.23%	0.23%	0.23%	0.23%	0.25%
Ratio of Net Investment Income to
Average Net Assets	5.46%	5.76%	6.25%	7.04%	7.59%
Portfolio Turnover Rate	35%	28%	30%	26%	38%

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$6.04	$6.12	$5.82	$5.78	$5.48
Investment Operations
Net Investment Income	. 337.354		.378	.411	.429
Net Realized and Unrealized Gain (Loss)
on Investments	(.059)	(.080)	. 300.040		.300
Total from Investment Operations	.278	.274	.678	.451	.729
Distributions
Dividends from Net Investment Income	(.338)	(.354)	(.378)	(.411)	(.429)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.338)	(.354)	(.378)	(.411)	(.429)
Net Asset Value, End of Period	$5.98	$6.04	$6.12	$5.82	$5.78

Total Return	4.66%	4.64%	12.02%	8.15%	13.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,879	$11,962	$12,713	$10,075	$8,320
Ratio of Total Expenses to Average Net Assets	0.13%	0.13%	0.13%	0.13%	0.13%
Ratio of Net Investment Income to
Average Net Assets	5.56%	5.86%	6.35%	7.14%	7.71%
Portfolio Turnover Rate	35%	28%	30%	26%	38%

See accompanying Notes, which are an integral part of the Financial Statements.

High-Yield Corporate Fund

Notes to Financial Statements

Vanguard High-Yield Corporate Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposures. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the

High-Yield Corporate Fund

event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended January 31, 2015, the fund’s average investment in forward currency contracts represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board

High-Yield Corporate Fund

of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2015, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2015, the investment advisory fee represented an effective annual rate of 0.03% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At January 31, 2015, the fund had contributed capital of $1,596,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.64% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

High-Yield Corporate Fund

The following table summarizes the market value of the fund’s investments as of January 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	511,980	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	42,205	—
Corporate Bonds	—	15,881,357	21,019
Preferred Stocks	—	224,058	—
Other	—	—	160
Temporary Cash Investments	—	213,000	—
Forward Currency Contracts—Assets	—	3,387	—
Forward Currency Contracts—Liabilities	—	(2,333)	—
Total	—	16,873,654	21,179

E. At January 31, 2015, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Credit Suisse International	3/18/15	EUR	16,656	USD	20,650	(1,821)
BNP Paribas	2/27/15	EUR	11,160	USD	12,890	(276)
Deutsche Bank AG	2/27/15	EUR	7,062	USD	8,037	(56)
UBS AG	3/18/15	EUR	5,778	USD	6,712	(180)
UBS AG	2/27/15	USD	78,201	EUR	66,324	3,238
Deutsche Bank AG	2/27/15	USD	21,820	GBP	14,430	89
UBS AG	2/27/15	USD	12,474	GBP	8,243	60
						1,054
EUR—Euro.
GBP—British pound.
USD—U.S. dollar.

At January 31, 2015, counterparties had deposited in segregated accounts cash and securities with a value of $3,344,000 in connection with forward currency contracts.

F. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

High-Yield Corporate Fund

During the year ended January 31, 2015, the fund realized net foreign currency losses of $15,668,000, (including the foreign currency component on sales of foreign currency denominated bonds), which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to overdistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $1,247,000 from accumulated realized gains to paid-in capital.

For tax purposes, at January 31, 2015, the fund used capital loss carryforwards of $290,627,000 to offset taxable capital gains realized during the year ended January 31, 2015, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at January, 31, 2015, the fund had $24,461,000 of long-term capital gains available for distribution.

At January 31, 2015, the cost of investment securities for tax purposes was $16,588,123,000. Net unrealized appreciation of investment securities for tax purposes was $305,656,000, consisting of unrealized gains of $594,524,000 on securities that had risen in value since their purchase and $288,868,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended January 31, 2015, the fund purchased $5,036,655,000 of investment securities and sold $5,245,079,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $511,989,000 and $169,627,000, respectively.

H. Capital share transactions for each class of shares were:
			Year Ended January 31,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	936,989	154,971	588,134	97,033
Issued in Lieu of Cash Distributions	199,234	32,795	233,593	38,673
Redeemed	(1,313,791)	(216,627)	(1,959,464)	(324,562)
Net Increase (Decrease)—Investor Shares	(177,568)	(28,861)	(1,137,737)	(188,856)
Admiral Shares
Issued	3,223,729	531,298	2,467,113	407,705
Issued in Lieu of Cash Distributions	476,405	78,432	471,381	78,064
Redeemed	(2,636,463)	(435,861)	(3,514,748)	(583,197)
Net Increase (Decrease) —Admiral Shares	1,063,671	173,869	(576,254)	(97,428)

I. Management has determined that no material events or transactions occurred subsequent to January 31, 2015, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Fixed Income Securities Funds and the Shareholders of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund and Vanguard High-Yield Corporate Fund:

In our opinion, the accompanying statements of net assets—investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund and Vanguard High-Yield Corporate Fund (constituting separate portfolios of Vanguard Fixed Income Securities Funds, hereafter referred to as the “Funds”) at January 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2015 by correspondence with the custodians and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 17, 2015

Special 2014 tax information (unaudited) for Vanguard Short-Term Investment-Grade Fund
This information for the fiscal year ended January 31, 2015, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $64,591,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
For nonresident alien shareholders, 68.7% of income dividends are interest-related dividends.

Special 2014 tax information (unaudited) for Vanguard Intermediate-Term
Investment-Grade Fund

This information for the fiscal year ended January 31, 2015, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $155,381,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
For nonresident alien shareholders, 77.2% of income dividends are interest-related dividends.

Special 2014 tax information (unaudited) for Vanguard Long-Term Investment-Grade Fund
This information for the fiscal year ended January 31, 2015, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $170,256,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
For nonresident alien shareholders, 71.1% of income dividends are interest-related dividends.

Special 2014 tax information (unaudited) for Vanguard High-Yield Corporate Fund
This information for the fiscal year ended January 31, 2015, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $1,247,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.
For nonresident alien shareholders, 78.1% of income dividends are interest-related dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended January 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	7/31/2014	1/31/2015	Period
Based on Actual Fund Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,010.33	$1.01
Admiral Shares	1,000.00	1,010.84	0.51
Institutional Shares	1,000.00	1,010.99	0.35
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,040.05	$1.03
Admiral Shares	1,000.00	1,040.58	0.51
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,121.13	$1.18
Admiral Shares	1,000.00	1,121.69	0.64
High-Yield Corporate Fund
Investor Shares	$1,000.00	$1,014.31	$1.17
Admiral Shares	1,000.00	1,014.82	0.66
Based on Hypothetical 5% Yearly Return
Short-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.70	0.51
Institutional Shares	1,000.00	1,024.85	0.36
Intermediate-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.00	$1.02
Admiral Shares	1,000.00	1,024.50	0.51
Long-Term Investment-Grade Fund
Investor Shares	$1,000.00	$1,024.10	$1.12
Admiral Shares	1,000.00	1,024.60	0.61
High-Yield Corporate Fund
Investor Shares	$1,000.00	$1,024.05	$1.17
Admiral Shares	1,000.00	1,024.55	0.66

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Investment-Grade Fund, 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares; for the Intermediate-Term Investment-Grade Fund, 0.20% for Investor Shares and 0.10% for Admiral Shares; for the Long-Term Investment-Grade Fund, 0.22% for Investor Shares and 0.12% for Admiral Shares; for the High-Yield Corporate Fund, 0.23% for Investor Shares and 0.13% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. For the three investment-grade funds, credit-quality ratings are from Moody’s and S&P. The higher rating for each issue is shown. For the High-Yield Corporate Fund, credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. ”Not Rated” is used to classify securities for which a rating is not available.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

High-Yield Corporate Composite Index: Consists of 95% Barclays U.S. High-Yield Ba/B 2% Issuer Capped Index and 5% Barclays U.S. 1–5 Year Treasury Bond Index.

Spliced Core Bond Funds Average: Intermediate Investment-Grade Debt Funds Average through August 31, 2013; Core Bond Funds Average thereafter.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International PLC (diversified manufacturing and services), Hewlett-Packard Co. (electronic computer manufacturing), and Delphi Automotive PLC (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Talent Innovation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Investment Advisory Committee of Major League Baseball.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Trustee of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center and of the Advisory Board of the Parthenon Group (strategy consulting).

Executive Officers

Glenn Booraem

Born 1967. Controller Since July 2010. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt

Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley Kathleen C. Gubanich Paul A. Heller Martha G. King John T. Marcante	Chris D. McIsaac Michael S. Miller James M. Norris Glenn W. Reed

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q390 032015

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, and André F. Perold.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended January 31, 2015: $314,000
Fiscal Year Ended January 31, 2014: $317,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended January 31, 2015: $6,605,127
Fiscal Year Ended January 31, 2014: $5,714,113

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended January 31, 2015: $2,176,479
Fiscal Year Ended January 31, 2014: $1,552,950

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended January 31, 2015: $316,869
Fiscal Year Ended January 31, 2014: $110,000

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended January 31, 2015: $198,163
Fiscal Year Ended January 31, 2014: $132,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended January 31, 2015: $515,032
Fiscal Year Ended January 31, 2014: $242,000

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (15.5%)
U.S. Government Securities (15.4%)
	United States Treasury Note/Bond	0.250%	7/15/15	343,800	344,068
1	United States Treasury Note/Bond	1.750%	7/31/15	145,500	146,705
2	United States Treasury Note/Bond	0.250%	8/15/15	801,300	801,925
	United States Treasury Note/Bond	0.375%	8/31/15	231,200	231,561
	United States Treasury Note/Bond	1.250%	8/31/15	363	365
	United States Treasury Note/Bond	0.250%	9/15/15	367,100	367,386
	United States Treasury Note/Bond	0.250%	9/30/15	301,050	301,285
	United States Treasury Note/Bond	1.250%	9/30/15	713,700	718,939
	United States Treasury Note/Bond	0.250%	10/15/15	475,300	475,671
1	United States Treasury Note/Bond	0.250%	10/31/15	1,033,300	1,034,106
	United States Treasury Note/Bond	0.250%	12/15/15	579,400	579,759
1	United States Treasury Note/Bond	0.250%	12/31/15	387,700	387,940
	United States Treasury Note/Bond	0.375%	1/15/16	175,400	175,730
	United States Treasury Note/Bond	0.375%	3/15/16	317,600	318,095
	United States Treasury Note/Bond	0.500%	9/30/16	6,440	6,454
	United States Treasury Note/Bond	0.875%	11/30/16	1,000	1,008
3	United States Treasury Note/Bond	0.625%	5/31/17	55,255	55,341
1	United States Treasury Note/Bond	0.875%	8/15/17	283,500	285,139
	United States Treasury Note/Bond	0.625%	9/30/17	28,500	28,451
	United States Treasury Note/Bond	0.875%	10/15/17	32,120	32,276
	United States Treasury Note/Bond	0.875%	11/15/17	486,050	488,179
	United States Treasury Note/Bond	1.000%	12/15/17	443,900	447,300
	United States Treasury Note/Bond	0.875%	1/15/18	582,450	584,541
	United States Treasury Note/Bond	0.750%	3/31/18	45,500	45,372
3	United States Treasury Note/Bond	1.000%	8/31/19	3,750	3,728
	United States Treasury Note/Bond	1.250%	1/31/20	273,700	274,726
	United States Treasury Note/Bond	2.375%	8/15/24	22,550	23,988
					8,160,038
Conventional Mortgage-Backed Securities (0.0%)
4,5	Fannie Mae Pool	6.000%	12/1/16–5/1/17	1,531	1,611
4,5	Fannie Mae Pool	6.500%	9/1/16	1,007	1,042
4,5	Freddie Mac Gold Pool	6.000%	3/1/17–4/1/17	857	885
					3,538
Nonconventional Mortgage-Backed Securities (0.1%)
4,5,6	Fannie Mae Pool	2.125%	12/1/32	524	539
4,5,6	Fannie Mae Pool	2.250%	9/1/32–6/1/33	4,367	4,578
4,5,6	Fannie Mae Pool	2.285%	8/1/33	5,080	5,301
4,5,6	Fannie Mae Pool	2.310%	7/1/32	390	418
4,5,6	Fannie Mae Pool	2.335%	5/1/33	3,243	3,461
4,5,6	Fannie Mae Pool	2.340%	9/1/32	28	30
4,5,6	Fannie Mae Pool	2.356%	2/1/37	1,682	1,801
4,5,6	Fannie Mae Pool	2.385%	8/1/37	671	703
4,5,6	Fannie Mae Pool	2.425%	7/1/33	4,029	4,164
4,5,6	Fannie Mae Pool	2.460%	5/1/33	659	707
4,5,6	Freddie Mac Non Gold Pool	2.250%	8/1/37	2,768	2,955
4,5,6	Freddie Mac Non Gold Pool	2.375%	8/1/32	1,932	2,036
4,5,6	Freddie Mac Non Gold Pool	2.379%	9/1/32	263	288
4,5,6	Freddie Mac Non Gold Pool	2.393%	9/1/32	996	1,024
4,5,6	Freddie Mac Non Gold Pool	2.461%	10/1/32–8/1/33	1,747	1,868
4,5,6	Freddie Mac Non Gold Pool	2.551%	1/1/33	531	579
4,5,6	Freddie Mac Non Gold Pool	2.586%	2/1/33	378	392

					30,844

Total U.S. Government and Agency Obligations (Cost $8,176,122)					8,194,420

Asset-Backed/Commercial Mortgage-Backed Securities (17.2%)
5	Ally Auto Receivables Trust 2013-SN1	0.900%	5/22/17	5,263	5,271
5,7	Ally Master Owner Trust Series 2010-2	4.590%	4/15/17	15,500	15,611
5,6	Ally Master Owner Trust Series 2010-4	1.236%	8/15/17	33,910	34,033
5,6,7	Ally Master Owner Trust Series 2010-4	1.717%	8/15/17	39,172	39,362

1

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5,6,7	Ally Master Owner Trust Series 2010-4	2.117%	8/15/17	29,770	29,943
5	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	90,765	91,152
5,6	Ally Master Owner Trust Series 2014-1	0.637%	1/15/19	15,000	14,999
5	Ally Master Owner Trust Series 2014-1	1.290%	1/15/19	16,000	16,027
5	Ally Master Owner Trust Series 2014-3	1.330%	3/15/19	11,330	11,345
5,6	American Express Credit Account Secured Note Trust
	2008-2	1.427%	9/15/20	32,430	33,348
5,6	American Express Credit Account Secured Note Trust
	2012-4	0.717%	5/15/20	27,755	27,875
5,6	American Express Issuance Trust II 2013-1	0.447%	2/15/19	131,000	130,743
5,6,7	American Homes 4 Rent 2014-SFR1	1.250%	6/17/31	5,138	5,063
5,6,7	American Homes 4 Rent 2014-SFR1	1.600%	6/17/31	4,420	4,361
5,7	American Homes 4 Rent 2014-SFR2	3.786%	10/17/36	13,415	14,058
5,7	American Homes 4 Rent 2014-SFR2	4.290%	10/17/36	3,360	3,556
5,7	American Homes 4 Rent 2014-SFR3	3.678%	12/17/36	18,198	19,035
5,7	Americold 2010 LLC Trust Series 2010-ART	4.954%	1/14/29	16,990	19,156
5,7	Americold 2010 LLC Trust Series 2010-ART	6.811%	1/14/29	11,185	13,349
5	AmeriCredit Automobile Receivables Trust 2013-1	1.570%	1/8/19	3,200	3,203
5	AmeriCredit Automobile Receivables Trust 2013-2	1.790%	3/8/19	14,600	14,613
5	AmeriCredit Automobile Receivables Trust 2013-3	2.380%	6/10/19	16,100	16,305
5	AmeriCredit Automobile Receivables Trust 2013-3	3.000%	7/8/19	20,500	20,945
5	AmeriCredit Automobile Receivables Trust 2013-4	2.720%	9/9/19	3,460	3,523
5	AmeriCredit Automobile Receivables Trust 2013-4	3.310%	10/8/19	4,660	4,784
5	AmeriCredit Automobile Receivables Trust 2013-5	2.290%	11/8/19	6,375	6,443
5	AmeriCredit Automobile Receivables Trust 2013-5	2.860%	12/9/19	7,170	7,279
5	AmeriCredit Automobile Receivables Trust 2014-1	2.150%	3/9/20	4,900	4,917
5	AmeriCredit Automobile Receivables Trust 2014-2	2.180%	6/8/20	9,220	9,234
5,7	AOA 2015-1177 Mortgage Trust	2.957%	12/13/29	13,390	13,724
5,7	Applebee's Funding LLC/IHOP Funding LLC 2014-1	4.277%	9/5/44	10,140	10,481
5,7	ARL Second LLC 2014-1A	2.920%	6/15/44	10,666	10,898
5,6,7	Arran Residential Mortgages Funding 2011-1 plc	1.682%	11/19/47	16,810	16,925
5,7	Aventura Mall Trust 2013-AVM	3.743%	12/5/32	13,300	14,422
5,7	Avis Budget Rental Car Funding AESOP LLC 2015-1A	2.500%	7/20/21	34,860	34,853
5,6	BA Credit Card Trust 2007-A4	0.206%	11/15/19	11,900	11,834
5,7	BAMLL Commercial Mortgage Securities Trust 2012-
	PARK	2.959%	12/10/30	4,900	5,066
5	Banc of America Commercial Mortgage Trust 2006-5	5.415%	9/10/47	23,921	25,201
5	Banc of America Commercial Mortgage Trust 2006-6	5.347%	10/10/45	44,621	47,343
5	Banc of America Commercial Mortgage Trust 2007-2	5.577%	4/10/49	34,033	36,617
5	Banc of America Commercial Mortgage Trust 2008-1	6.181%	2/10/51	58,790	65,351
5	Banc of America Commercial Mortgage Trust 2008-1	6.225%	2/10/51	5,686	6,296
5,8	Banc of America Funding 2006-H Trust	2.740%	9/20/46	24,287	19,636
5	Banc of America Mortgage 2003-F Trust	2.623%	7/25/33	1,333	1,298
5	Bank of America Mortgage 2002-J Trust	3.577%	9/25/32	20	20
5,6,7	Bank of America Student Loan Trust 2010-1A	1.056%	2/25/43	27,673	27,644
5,7	Beacon Container Finance LLC 2012-1A	3.720%	9/20/27	13,661	13,963
5,8	Bear Stearns ARM Trust 2006-4	2.487%	10/25/36	34,932	28,792
5,8	Bear Stearns ARM Trust 2007-3	2.962%	5/25/47	25,567	20,969
5	Bear Stearns Commercial Mortgage Securities Trust
	2005-PWR9	4.943%	9/11/42	13,370	13,561
5	Bear Stearns Commercial Mortgage Securities Trust
	2006-PWR13	5.533%	9/11/41	22,692	23,973
5	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR16	5.707%	6/11/40	21,611	23,488
5	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR17	5.650%	6/11/50	102,483	111,466
5	Bear Stearns Commercial Mortgage Securities Trust
	2007-TOP28	5.710%	9/11/42	41,587	45,572
5,6,7	BMW Floorplan Master Owner Trust 2012-1A	0.566%	9/15/17	27,557	27,610
5,6	Brazos Higher Education Authority Inc. Series 2005-3	0.455%	6/25/26	15,150	14,820
5,6	Brazos Higher Education Authority Inc. Series 2010-1	1.133%	5/25/29	27,919	27,717
5,6	Brazos Higher Education Authority Inc. Series 2011-1	1.033%	2/25/30	38,856	39,139
5,7	CAL Funding II Ltd. Series 2012-1A	3.470%	10/25/27	7,208	7,216
5,7	CAL Funding II Ltd. Series 2013-1A	3.350%	3/27/28	13,148	13,323

2

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Capital Auto Receivables Asset Trust 2013-1	1.290%	4/20/18	5,600	5,608
5	Capital Auto Receivables Asset Trust 2013-1	1.740%	10/22/18	5,420	5,431
5	Capital Auto Receivables Asset Trust 2013-3	3.690%	2/20/19	13,400	13,821
5	Capital Auto Receivables Asset Trust 2013-4	1.470%	7/20/18	22,475	22,576
5	Capital Auto Receivables Asset Trust 2013-4	2.060%	10/22/18	15,230	15,371
5	Capital Auto Receivables Asset Trust 2013-4	2.670%	2/20/19	13,625	13,888
5	Capital Auto Receivables Asset Trust 2013-4	3.220%	5/20/19	11,935	12,181
5	Capital Auto Receivables Asset Trust 2014-1	1.690%	10/22/18	12,200	12,277
5	Capital Auto Receivables Asset Trust 2014-1	2.220%	1/22/19	6,200	6,263
5	Capital Auto Receivables Asset Trust 2014-1	2.840%	4/22/19	4,900	4,973
5	Capital Auto Receivables Asset Trust 2014-1	3.390%	7/22/19	4,100	4,203
5,6	Capital One Multi-asset Execution Trust 2007-A5	0.206%	7/15/20	33,485	33,245
5,6	Capital One Multi-Asset Execution Trust 2014-A3	0.547%	1/18/22	35,000	34,954
5	Carmax Auto Owner Trust 2013-3	1.910%	3/15/19	5,940	5,999
5	Carmax Auto Owner Trust 2013-3	2.850%	2/18/20	3,630	3,690
5	Carmax Auto Owner Trust 2014-1	1.690%	8/15/19	2,530	2,542
5	Carmax Auto Owner Trust 2014-1	1.930%	11/15/19	4,730	4,750
5	CenterPoint Energy Transition Bond Co. IV LLC 2012-1	2.161%	10/15/21	21,400	21,822
5,7	CFCRE Commercial Mortgage Trust 2011-C1	5.537%	4/15/44	3,100	3,572
5,7	CFCRE Commercial Mortgage Trust 2011-C2	5.568%	12/15/47	14,930	17,764
5,6	Chase Issuance Trust 2007-C1	0.627%	4/15/19	30,600	30,460
5,6	Chase Issuance Trust 2012-A10	0.426%	12/16/19	117,000	116,789
5	CHL Mortgage Pass-Through Trust 2003-HYB3	2.440%	11/19/33	1,380	1,342
5,8	CHL Mortgage Pass-Through Trust 2006-HYB1	2.458%	3/20/36	15,097	12,730
5,8	CHL Mortgage Pass-Through Trust 2007-HYB2	2.565%	2/25/47	16,811	13,257
5,7	Chrysler Capital Auto Receivables Trust 2013-AA	1.830%	3/15/19	3,985	4,023
5,7	Chrysler Capital Auto Receivables Trust 2013-AA	2.280%	7/15/19	4,785	4,831
5,7	Chrysler Capital Auto Receivables Trust 2013-AA	2.930%	8/17/20	5,185	5,249
5,7	Chrysler Capital Auto Receivables Trust 2014-AA	2.280%	11/15/19	10,230	10,311
5,7	Cit Equipment Collateral 2013-VT1	1.130%	7/20/20	13,700	13,720
5,6	Citibank Credit Card Issuance Trust 2005-C2	0.638%	3/24/17	4,380	4,379
5,6	Citibank Credit Card Issuance Trust 2008-A7	1.543%	5/20/20	61,200	63,311
5	Citibank Credit Card Issuance Trust 2014-A1	2.880%	1/23/23	16,000	16,890
5	Citibank Credit Card Issuance Trust 2014-A6	2.150%	7/15/21	80,045	81,713
5	Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	5,980	6,197
5,7	Citigroup Commercial Mortgage Trust 2012-GC8	3.683%	9/10/45	2,100	2,236
5	Citigroup Commercial Mortgage Trust 2013-GC11	1.987%	4/10/46	4,885	4,946
5	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	6,100	6,341
5	Citigroup Commercial Mortgage Trust 2013-GC15	3.161%	9/10/46	33,878	35,531
5	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	7,270	7,926
5,6,7	Citigroup Commercial Mortgage Trust 2014-388G	0.917%	6/15/33	18,500	18,493
5	Citigroup Commercial Mortgage Trust 2014-GC21	3.477%	5/10/47	6,190	6,595
5	Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	18,240	20,050
5	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	6,830	7,383
5	Citigroup Commercial Mortgage Trust 2014-GC23	3.863%	7/10/47	10,396	11,196
5	Citigroup Commercial Mortgage Trust 2014-GC23	4.175%	7/10/47	3,754	3,963
5	Citigroup Commercial Mortgage Trust 2014-GC23	4.454%	7/10/47	6,380	6,697
5	Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	27,540	29,595
5	Citigroup Commercial Mortgage Trust 2015-GC27	2.944%	2/10/48	8,880	9,146
5	Citigroup Commercial Mortgage Trust 2015-GC27	3.137%	2/10/48	23,985	24,705
5,8	Citigroup Mortgage Loan Trust 2007-AR8	2.683%	7/25/37	1,370	1,259
5,7	CKE Restaurant Holdings Inc. 2013-1A	4.474%	3/20/43	23,078	23,845
5,7	CLI Funding V LLC 2013-1A	2.830%	3/18/28	21,591	21,507
5	COBALT CMBS Commercial Mortgage Trust 2007-C2	5.484%	4/15/47	23,285	25,004
5,6,7	Colony American Homes 2014-1	1.400%	5/17/31	12,806	12,728
5,6,7	Colony American Homes 2014-1	1.600%	5/17/31	15,645	15,478
5,6,7	Colony American Homes Single-Family Rental Pass-
	Through Certificates 2014-2	1.518%	7/17/31	12,950	12,653
5	COMM 2006-C8 Mortgage Trust	5.292%	12/10/46	57,906	61,586
5	COMM 2006-C8 Mortgage Trust	5.306%	12/10/46	35,838	37,836
5	COMM 2007-C9 Mortgage Trust	5.795%	12/10/49	25,210	27,522
5	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	2,925	3,076
5	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	4,100	4,382
5	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	7,520	7,729

3

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	10,825	11,135
5	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	2,640	2,701
5	COMM 2013-CCRE11 Mortgage Trust	3.983%	10/10/46	13,320	14,700
5	COMM 2013-CCRE11 Mortgage Trust	4.258%	10/10/46	41,625	46,994
5	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	14,650	15,746
5	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	35,181	39,169
5	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/23	25,210	28,335
5	COMM 2013-CCRE13 Mortgage Trust	4.755%	12/10/23	4,517	5,126
5	COMM 2013-CCRE13 Mortgage Trust	4.755%	12/10/23	8,240	9,013
5	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	22,465	24,319
5	COMM 2013-CCRE9 Mortgage Trust	4.235%	7/10/45	24,875	28,191
5,7	COMM 2013-CCRE9 Mortgage Trust	4.259%	7/10/45	11,250	12,386
5	COMM 2013-CCRE9 Mortgage Trust	2.972%	8/10/46	20,750	21,649
5	COMM 2013-CCRE9 Mortgage Trust	3.795%	8/10/46	9,520	10,371
5,7	COMM 2013-CR9 Mortgage Trust	4.259%	7/10/45	8,250	8,655
5	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	32,400	33,896
5,7	COMM 2013-LC13 Mortgage Trust	3.774%	8/10/46	10,688	11,624
5	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	13,605	15,267
5,7	COMM 2013-LC13 Mortgage Trust	4.557%	8/10/46	18,565	20,983
5	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	4,100	4,237
5,7	COMM 2013-SFS Mortgage Trust	2.987%	4/12/35	5,490	5,652
5,7	COMM 2014-277P Mortgage Trust	3.611%	8/10/49	40,850	44,279
5	COMM 2014-CCRE14 Mortgage Trust	3.147%	2/10/47	7,670	8,036
5	COMM 2014-CCRE14 Mortgage Trust	3.743%	2/10/47	5,375	5,814
5	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	10,110	11,373
5	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	16,800	17,473
5	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	17,040	19,023
5	COMM 2014-CCRE15 Mortgage Trust	4.426%	2/10/47	13,450	15,063
5	COMM 2014-CCRE15 Mortgage Trust	4.717%	2/10/47	8,250	9,297
5	COMM 2014-CR17 Mortgage Trust	3.977%	5/10/47	34,940	38,636
5	COMM 2014-CR17 Mortgage Trust	4.174%	5/10/47	27,380	30,002
5	COMM 2014-CR17 Mortgage Trust	4.736%	5/10/47	4,250	4,605
5	COMM 2014-CR18 Mortgage Trust	3.452%	7/15/47	10,600	11,310
5	COMM 2014-CR18 Mortgage Trust	3.828%	7/15/47	12,350	13,497
5	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	11,570	12,779
5	COMM 2014-LC19 Mortgage Trust	3.040%	2/10/48	4,330	4,460
5	Commercial Mortgage Trust 2006-GG7	5.819%	7/10/38	33,324	34,783
7	Commonwealth Bank of Australia	1.875%	12/11/18	30,550	30,978
5	Credit Suisse Commercial Mortgage Trust Series 2006-
	C3	5.806%	6/15/38	18,914	19,733
5	Credit Suisse Commercial Mortgage Trust Series 2007-
	C1	5.361%	2/15/40	18,909	20,000
5	Credit Suisse Commercial Mortgage Trust Series 2008-
	C1	5.971%	2/15/41	35,586	39,462
5,7	Cronos Containers Program Ltd. 2012-2A	3.810%	9/18/27	13,570	13,578
5,7	DB Master Finance LL 2015-1	3.262%	2/20/45	13,970	14,116
5,6	Discover Card Execution Note Trust 2012-A4	0.537%	11/15/19	28,345	28,401
5	Discover Card Execution Note Trust 2012-A6	1.670%	1/18/22	114,300	114,563
5,6	Discover Card Execution Note Trust 2013-A1	0.466%	8/17/20	74,900	74,895
5	Discover Card Execution Note Trust 2014-A4	2.120%	12/15/21	50,450	51,527
5,7	Enterprise Fleet Financing LLC Series 2011-2	1.900%	10/20/16	524	524
5,7	Enterprise Fleet Financing LLC Series 2011-3	2.100%	5/20/17	6,774	6,783
5,7	Enterprise Fleet Financing LLC Series 2012-2	0.720%	4/20/18	7,715	7,699
5,7	Enterprise Fleet Financing LLC Series 2012-2	0.930%	4/20/18	10,300	10,307
5,8	First Horizon Mortgage Pass-Through Trust 2006-AR3	2.064%	11/25/36	12,958	10,611
8	First Horizon Mortgage Pass-Through Trust 2006-AR4	2.555%	1/25/37	26,889	22,964
5,7	Ford Credit Auto Lease Trust 2012-B	1.100%	12/15/15	10,050	10,058
5	Ford Credit Auto Lease Trust 2013-A	1.010%	5/15/16	18,050	18,069
5	Ford Credit Auto Lease Trust 2013-A	1.280%	6/15/16	13,780	13,785
5	Ford Credit Auto Lease Trust 2014-A	1.160%	8/15/17	22,730	22,713
5	Ford Credit Auto Owner Trust 2013-C	1.680%	11/15/18	4,900	4,925
5	Ford Credit Auto Owner Trust 2013-D	1.540%	3/15/19	12,400	12,429
5	Ford Credit Auto Owner Trust 2013-D	1.720%	7/15/19	12,800	12,848
5,7	Ford Credit Auto Owner Trust 2014-1	2.260%	11/15/25	28,090	28,601

4

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5,7	Ford Credit Auto Owner Trust 2014-1	2.410%	11/15/25	6,440	6,510
5,7	Ford Credit Auto Owner Trust 2014-2	2.310%	4/15/26	32,410	32,982
5,7	Ford Credit Auto Owner Trust 2014-2	2.510%	4/15/26	5,760	5,823
5,7	Ford Credit Auto Owner Trust 2015-1	2.120%	7/15/26	33,750	34,071
5,7	Ford Credit Floorplan Master Owner Trust A Series
	2010-3	4.990%	2/15/17	21,000	21,020
5	Ford Credit Floorplan Master Owner Trust A Series
	2012-2	1.920%	1/15/19	26,800	27,241
5	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	1.490%	9/15/19	117,285	117,814
5	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	1.690%	9/15/19	7,200	7,223
5	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	2.140%	9/15/19	8,650	8,745
5	Ford Credit Floorplan Master Owner Trust A Series
	2013-1	1.370%	1/15/18	25,699	25,798
5	Ford Credit Floorplan Master Owner Trust A Series
	2013-1	1.820%	1/15/18	9,660	9,706
5	Ford Credit Floorplan Master Owner Trust A Series
	2013-3	1.740%	6/15/17	7,529	7,552
5	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.100%	6/15/20	6,180	6,249
5	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.290%	6/15/20	6,630	6,680
5	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.790%	6/15/20	2,650	2,700
5	Ford Credit Floorplan Master Owner Trust A Series
	2014-1	1.400%	2/15/19	10,300	10,338
5	Ford Credit Floorplan Master Owner Trust A Series
	2014-1	2.310%	2/15/21	4,500	4,553
5,6	Ford Credit Floorplan Master Owner Trust A Series
	2014-2	0.667%	2/15/21	9,200	9,222
5	Ford Credit Floorplan Master Owner Trust A Series
	2014-4	1.400%	8/15/19	68,525	68,826
5,7	FRS I LLC 2013-1A	1.800%	4/15/43	5,162	5,139
5,7	FRS I LLC 2013-1A	3.080%	4/15/43	28,448	28,850
5,6	GE Capital Credit Card Master Note Trust Series 2011-2	1.167%	5/15/19	50,270	50,409
5	GE Capital Credit Card Master Note Trust Series 2012-2	2.220%	1/15/22	72,000	73,170
5	GE Capital Credit Card Master Note Trust Series 2012-6	1.360%	8/17/20	90,140	90,246
5,6	GE Dealer Floorplan Master Note Trust Series 2012-2	0.918%	4/22/19	48,100	48,480
5,6	GE Dealer Floorplan Master Note Trust Series 2012-4	0.608%	10/20/17	25,000	25,019
5,6	GE Dealer Floorplan Master Note Trust Series 2015-2	0.000%	1/20/22	10,860	10,860
5,7	GM Financial Leasing Trust 2014-1A	1.760%	5/21/18	8,000	8,050
5	GMACM Mortgage Loan Trust 2005-AR6	2.849%	11/19/35	4,777	4,546
5,7	Golden Credit Card Trust 2012-2A	1.770%	1/15/19	83,300	84,507
5,6,7	Golden Credit Card Trust 2012-3A	0.617%	7/17/17	2,595	2,597
5,6,7	Golden Credit Card Trust 2013-1A	0.416%	2/15/18	755	755
5,7	GRACE 2014-GRCE Mortgage Trust	3.369%	6/10/28	20,500	21,757
5,6	Granite Master Issuer plc Series 2007-1	0.308%	12/20/54	4,444	4,406
5,6	Granite Master Issuer plc Series 2007-2	0.248%	12/17/54	1,493	1,479
5,7	Great America Leasing Receivables 2013-1	1.160%	5/15/18	11,500	11,474
5,7	GS Mortgage Securities Trust 2010-C2	5.222%	12/10/43	3,530	3,936
5,7	GS Mortgage Securities Trust 2011-GC3	5.554%	3/10/44	2,280	2,615
5,7	GS Mortgage Securities Trust 2012-ALOHA	3.551%	4/10/34	25,305	27,104
5,7	GS Mortgage Securities Trust 2012-BWTR	2.954%	11/5/34	27,725	28,418
5,7	GS Mortgage Securities Trust 2012-GC6	4.948%	1/10/45	1,000	1,145
5	GS Mortgage Securities Trust 2013-GC13	4.038%	7/10/46	22,170	24,866
5	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	16,420	17,168
5	GS Mortgage Securities Trust 2013-GCJ12	3.777%	6/10/46	8,250	8,694
5	GS Mortgage Securities Trust 2013-GCJ14	2.995%	8/10/46	22,530	23,487
5	GS Mortgage Securities Trust 2013-GCJ14	3.817%	8/10/46	8,192	8,865
5	GS Mortgage Securities Trust 2013-GCJ14	4.243%	8/10/46	49,000	55,209
5	GS Mortgage Securities Trust 2014-GC24	3.931%	9/10/47	40,940	45,251
5	GS Mortgage Securities Trust 2014-GC24	4.507%	9/10/47	9,410	10,372

5

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	GS Mortgage Securities Trust 2014-GC24	4.528%	9/10/47	13,616	14,450
5	GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	18,190	19,605
5	Harley-Davidson Motorcycle Trust 2013-1	0.870%	7/15/19	18,350	18,327
5,7	Hertz Vehicle Financing LLC 2009-2A	5.290%	3/25/16	5,083	5,108
5,7	Hertz Vehicle Financing LLC 2010-1A	3.740%	2/25/17	52,150	53,385
5,7	Hertz Vehicle Financing LLC 2011-1A	3.290%	3/25/18	41,500	43,154
5,7	Hertz Vehicle Financing LLC 2013-1A	1.830%	8/25/19	60,150	60,389
5,7	Hilton USA Trust 2013-HLT	2.662%	11/5/30	15,740	15,958
5,7	Hilton USA Trust 2013-HLT	3.367%	11/5/30	16,365	16,775
5,7	Hilton USA Trust 2013-HLT	3.714%	11/5/30	7,365	7,551
5,7	Hyundai Auto Lease Securitization Trust 2014-A	1.300%	7/16/18	8,900	8,887
5,7	Hyundai Auto Lease Securitization Trust 2014-B	1.540%	12/17/18	10,200	10,258
5	Hyundai Auto Receivables Trust 2012-B	1.950%	10/15/18	8,100	8,206
5	Hyundai Auto Receivables Trust 2013-B	1.450%	2/15/19	5,840	5,829
5	Hyundai Auto Receivables Trust 2013-B	2.480%	9/16/19	9,850	9,986
5	Hyundai Auto Receivables Trust 2013-C	2.480%	3/15/19	6,500	6,627
5	Hyundai Auto Receivables Trust 2013-C	3.090%	1/15/20	5,470	5,637
5	Hyundai Auto Receivables Trust 2014-A	2.020%	8/15/19	8,350	8,407
5	Hyundai Auto Receivables Trust 2014-A	2.530%	7/15/20	5,710	5,754
5	Hyundai Auto Receivables Trust 2014-B	2.100%	11/15/19	10,050	10,106
5,6,7	Hyundai Floorplan Master Owner Trust Series 2013-1	0.817%	5/15/18	8,950	8,914
5,7	Icon Brands Holdings LLC 2012-1	4.229%	1/25/43	16,735	16,837
6	Illinois Student Assistance Commission Series 2010-1	1.306%	4/25/22	19,131	19,219
5,6,7	Invitation Homes 2014-SFR1 Trust	1.668%	6/17/31	24,640	24,403
5,6,7	Invitation Homes 2014-SFR2 Trust	1.268%	9/17/31	11,731	11,586
5,6,7	Invitation Homes 2014-SFR2 Trust	1.768%	9/17/31	9,080	8,997
5,7	Irvine Core Office Trust 2013-IRV	3.173%	5/15/48	14,450	15,105
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-LDP6	5.471%	4/15/43	28,474	29,681
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-LDP7	5.875%	4/15/45	34,895	36,749
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-C1	5.716%	2/15/51	4,835	5,232
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-CIBC20	5.746%	2/12/51	43,992	47,992
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-LDP10	5.439%	1/15/49	39,286	42,197
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-LDP12	5.850%	2/15/51	29,294	31,943
5,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2009-IWST	5.633%	12/5/27	6,185	7,220
5,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C1	4.608%	6/15/43	2,300	2,449
5,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	3.616%	11/15/43	3,300	3,475
5,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	4.070%	11/15/43	3,140	3,448
5,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	5.506%	11/15/43	6,225	7,032
5,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	5.506%	11/15/43	7,100	7,661
5,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.388%	2/15/46	17,600	19,071
5,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.717%	2/15/46	26,091	29,800
5,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	5.360%	2/15/46	2,930	3,296
5,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C5	5.323%	8/15/46	4,100	4,840
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C6	3.507%	5/15/45	18,490	19,963
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	2.829%	10/15/45	13,145	13,606

6

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	3.424%	10/15/45	4,030	4,225
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-CIBX	4.271%	6/15/45	27,000	30,012
5,7	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-HSBC	3.093%	7/5/32	5,850	6,108
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-LC9	2.840%	12/15/47	40,130	41,521
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C13	3.994%	1/15/46	14,110	15,658
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	3.674%	12/15/46	9,630	10,448
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.166%	12/15/46	9,700	10,879
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.517%	12/15/46	14,600	16,548
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.944%	12/15/46	21,150	24,079
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	5.009%	12/15/46	9,770	10,781
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-LC11	1.855%	4/15/46	4,885	4,927
5	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-LC11	2.960%	4/15/46	11,321	11,780
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	3.664%	7/15/45	17,080	18,535
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	4.026%	7/15/45	7,520	8,275
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	3.019%	8/15/46	16,407	17,212
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	3.761%	8/15/46	17,400	18,955
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	2.977%	11/15/45	24,290	25,339
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	3.659%	11/15/45	4,050	4,368
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	4.131%	11/15/45	27,200	30,461
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	4.927%	11/15/45	17,820	20,125
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	5.081%	11/15/45	13,360	14,864
5	JPMBB Commercial Mortgage Securities Trust 2013-
	C17	4.199%	1/15/47	22,300	25,065
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.079%	2/15/47	18,600	20,735
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.439%	2/15/47	12,950	14,625
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.809%	2/15/47	13,200	14,869
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.809%	2/15/47	5,850	6,289
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C21	3.428%	8/15/47	8,370	8,965
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C24	3.639%	11/15/47	10,310	11,204
5	JPMBB Commercial Mortgage Securities Trust 2014-
	C26	3.494%	1/15/48	36,290	38,907
6	Kentucky Higher Education Student Loan Corp. 2013-2	0.770%	9/1/28	12,453	12,417
5,6,7	Kildare Securities Ltd. 2007-1A	0.358%	12/10/43	4,205	4,176
5,7	Ladder Capital Commercial Mortgage 2013-GCP
	Mortgage Trust	3.388%	5/15/31	18,640	19,659
5,6,7	Lanark Master Issuer plc 2012-2A	1.633%	12/22/54	24,708	24,915
5,6,7	Lanark Master Issuer plc 2013-1A	0.733%	12/22/54	15,844	15,806

7

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	LB-UBS Commercial Mortgage Trust 2006-C3	5.641%	3/15/39	55,891	58,168
5	LB-UBS Commercial Mortgage Trust 2006-C6	5.342%	9/15/39	21,065	22,201
5	LB-UBS Commercial Mortgage Trust 2006-C7	5.347%	11/15/38	9,765	10,412
5	LB-UBS Commercial Mortgage Trust 2007-C2	5.387%	2/15/40	29,211	31,386
5	LB-UBS Commercial Mortgage Trust 2007-C7	5.866%	9/15/45	27,195	29,965
5,7	Macquarie Equipment Funding Trust 2012-A	0.850%	10/22/18	10,115	10,128
5,7	Madison Avenue Trust 2013-650M	3.843%	10/12/32	12,460	13,678
5,7	Master Credit Card Trust 2012-2A	1.970%	4/21/17	4,000	4,020
5,7	Master Credit Card Trust 2013-3A	2.280%	1/22/18	4,319	4,322
5	MASTR Adjustable Rate Mortgages Trust 2004-3	2.176%	4/25/34	1,934	1,728
5,6	MBNA Credit Card Master Note Trust 2004-A3	0.426%	8/16/21	89,145	88,624
5,7	Mercedes-Benz Master Owner Trust 2012-A	0.790%	11/15/17	51,700	51,774
5	Merrill Lynch Mortgage Investors Trust MLMI Series
	2003-A2	1.829%	2/25/33	2,832	2,606
5	Merrill Lynch Mortgage Investors Trust MLMI Series
	2003-A4	2.582%	7/25/33	825	830
5	Merrill Lynch Mortgage Trust 2006-C2	5.739%	8/12/43	11,680	12,302
5	Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	8,528	9,319
5,7	MIRAMAX LLC 2014-1A	3.340%	7/20/26	4,376	4,436
5	ML-CFC Commercial Mortgage Trust 2006-2	5.868%	6/12/46	8,121	8,522
5	ML-CFC Commercial Mortgage Trust 2007-6	5.331%	3/12/51	7,592	7,590
5,7	MMAF Equipment Finance LLC 2009-A	3.510%	1/15/30	5,898	5,925
5,7	MMAF Equipment Finance LLC 2011-A	2.100%	7/15/17	20,174	20,365
5,7	MMAF Equipment Finance LLC 2011-A	3.040%	8/15/28	27,800	28,675
5,7	MMAF Equipment Finance LLC 2012-A	1.980%	6/10/32	13,800	13,978
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.176%	8/15/45	21,300	22,355
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.792%	8/15/45	2,000	2,149
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C6	2.858%	11/15/45	5,700	5,879
5,7	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-CKSV	3.277%	10/15/30	21,775	22,027
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C10	4.083%	7/15/46	27,100	30,306
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	3.085%	8/15/46	22,200	23,173
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	4.216%	8/15/46	45,116	50,785
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C12	3.824%	10/15/46	8,080	8,742
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C13	4.039%	11/15/46	8,300	9,222
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C7	2.918%	2/15/46	6,400	6,610
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C7	3.214%	2/15/46	2,940	3,038
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C9	3.102%	5/15/46	22,100	23,027
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	4.064%	2/15/47	16,600	18,449
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	4.384%	2/15/47	17,500	19,562
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	3.892%	6/15/47	27,350	30,084
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.094%	6/15/47	9,540	10,452
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.325%	6/15/47	12,300	13,352
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.758%	6/15/47	12,300	13,223
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C17	3.741%	8/15/47	19,580	21,259

8

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C17	4.011%	8/15/47	5,340	5,799
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C18	3.923%	10/15/47	11,150	12,282
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C19	3.326%	12/15/47	14,610	15,505
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C19	3.526%	12/15/47	6,390	6,839
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C20	3.069%	2/15/48	8,060	8,404
5	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C20	3.249%	2/15/48	24,180	25,288
5	Morgan Stanley Capital I Trust 2006-HQ9	5.728%	7/12/44	52,138	55,018
5	Morgan Stanley Capital I Trust 2006-IQ12	5.319%	12/15/43	17,641	18,737
5	Morgan Stanley Capital I Trust 2007-IQ15	5.908%	6/11/49	36,244	39,434
5	Morgan Stanley Capital I Trust 2007-IQ16	5.688%	12/12/49	54,346	59,110
5	Morgan Stanley Capital I Trust 2012-C4	3.244%	3/15/45	3,143	3,311
5	Morgan Stanley Capital I Trust 2012-C4	3.773%	3/15/45	2,500	2,683
5,7	Morgan Stanley Capital I Trust 2012-STAR	3.201%	8/5/34	17,045	17,805
5,7	Morgan Stanley Capital I Trust 2014-150E	3.912%	9/9/32	21,265	23,537
5,7	Morgan Stanley Capital I Trust 2014-CPT	3.350%	7/13/29	10,690	11,334
5	Morgan Stanley Mortgage Loan Trust 2006-8AR	2.182%	6/25/36	12,208	11,401
5,6	Navient Student Loan Trust 2014-1	0.918%	2/25/39	5,940	5,908
5,6	New Mexico Educational Assistance Foundation 2013-1	0.869%	1/2/25	26,544	26,439
5,6	Nissan Master Owner Trust Receivables Series 2013-A	0.466%	2/15/18	39,200	39,176
5	Nissan Master Owner Trust Receivables Series 2015-A	1.440%	1/15/20	12,200	12,197
7	Norddeutsche Landesbank Girozentrale	2.000%	2/5/19	24,250	24,745
6	North Carolina State Education Assistance Authority
	2011-1	1.156%	1/26/26	27,219	27,259
5,6	North Carolina State Education Assistance Authority
	2011-2	1.056%	7/25/25	5,420	5,437
5,7	OBP Depositor LLC Trust 2010-OBP	4.646%	7/15/45	10,065	11,398
5,6,7	PFS Financing Corp. 2014-AA	0.767%	2/15/19	8,300	8,291
5,7	Rental Car Finance Corp. 2011-1A	2.510%	2/25/16	14,600	14,614
5,6,7	Resimac MBS Trust 2014-1A	0.940%	12/12/45	19,081	19,133
5,8	RFMSI Series 2006-SA2 Trust	3.524%	8/25/36	25,264	21,766
5,8	RFMSI Series 2006-SA3 Trust	3.594%	9/25/36	9,137	7,252
5	Santander Drive Auto Receivables Trust 2013-2	1.950%	3/15/19	24,200	24,336
5	Santander Drive Auto Receivables Trust 2013-5	1.550%	10/15/18	7,994	8,028
5,6,7	Silver Bay Realty 2014-1 Trust	1.168%	9/17/31	11,034	10,976
5,6,7	Silver Bay Realty 2014-1 Trust	1.618%	9/17/31	6,600	6,452
5,6	SLM Student Loan Trust 2005-5	0.356%	4/25/25	46,139	45,711
5,6	SLM Student Loan Trust 2005-9	0.376%	1/27/25	19,830	19,743
5,6	SLM Student Loan Trust 2006-5	0.366%	1/25/27	24,500	24,070
5,6	SLM Student Loan Trust 2006-6	0.366%	10/27/25	36,300	35,640
5,6	SLM Student Loan Trust 2007-1	0.346%	1/26/26	66,950	65,418
5,6,7	SLM Student Loan Trust 2011-A	1.167%	10/15/24	8,286	8,320
5,7	SLM Student Loan Trust 2011-A	4.370%	4/17/28	12,200	13,014
5,7	SLM Student Loan Trust 2011-B	3.740%	2/15/29	60,000	63,129
5,6,7	SLM Student Loan Trust 2011-C	1.567%	12/15/23	8,068	8,104
5,7	SLM Student Loan Trust 2011-C	4.540%	10/17/44	22,200	23,923
5,6,7	SLM Student Loan Trust 2012-B	1.267%	12/15/21	3,138	3,146
5,7	SLM Student Loan Trust 2012-B	3.480%	10/15/30	15,200	15,774
5,6,7	SLM Student Loan Trust 2012-E	0.916%	10/16/23	13,255	13,271
5,6,7	SLM Student Loan Trust 2013-1	1.217%	5/17/27	24,000	24,060
5,7	SLM Student Loan Trust 2013-1	2.500%	3/15/47	8,000	7,806
5,6	SLM Student Loan Trust 2013-6	0.818%	6/26/28	19,400	19,342
5,7	SLM Student Loan Trust 2013-B	1.850%	6/17/30	14,750	14,655
5,7	SLM Student Loan Trust 2013-B	3.000%	5/16/44	14,700	14,701
5,7	SLM Student Loan Trust 2013-C	3.500%	6/15/44	5,860	5,952
5,6	SLM Student Loan Trust 2014-1	0.768%	2/26/29	10,900	10,891
5,7	SLM Student Loan Trust 2014-A	2.590%	1/15/26	4,500	4,611
5,7	SLM Student Loan Trust 2014-A	3.500%	11/15/44	4,100	4,162
5,7	SMART ABS Series 2011-2US Trust	2.310%	4/14/17	12,746	12,796

9

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	SMART ABS Series 2012-4US Trust	0.970%	3/14/17	18,858	18,853
5	SMART ABS Series 2012-4US Trust	1.250%	8/14/18	9,100	9,108
5	SMART ABS Series 2013-1US Trust	1.050%	10/14/18	18,500	18,461
5,7	Sonic Capital LLC 2011-1A	5.438%	5/20/41	13,325	14,208
5,6	South Carolina Student Loan Corp. Revenue 2010-1	1.256%	7/25/25	25,645	25,758
7	SpareBank 1 Boligkreditt AS	1.250%	5/2/18	11,250	11,193
5,7	SpareBank 1 Boligkreditt AS	1.750%	11/15/20	24,490	24,519
5,6,7	SWAY Residential 2014-1 Trust	1.468%	1/17/32	22,899	22,823
5,7	Tidewater Auto Receivables Trust 2014-AA	1.400%	7/15/18	4,000	4,000
5,7	TMSQ 2014-1500 Mortgage Trust	3.680%	10/10/36	22,300	24,091
5,6,7	Trade Maps_2013-1A	0.866%	12/10/18	29,820	29,879
5,6,7	Trade Maps_2013-1A	1.416%	12/10/18	5,640	5,639
5,6,7	Trade Maps_2013-1A	2.416%	12/10/18	3,095	3,097
5,6,7	Trafigura Securitisation Finance plc 2014-1	1.117%	10/15/21	20,770	20,780
5	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	1,250	1,362
5,7	UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	24,595	25,688
5	UBS-Barclays Commercial Mortgage Trust 2012-C4	2.850%	12/10/45	8,915	9,133
5,7	VNO 2012-6AVE Mortgage Trust	2.996%	11/15/30	10,700	11,065
5,7	VNO 2013-PENN Mortgage Trust	3.808%	12/13/29	11,130	12,047
5,7	VNO 2013-PENN Mortgage Trust	3.947%	12/13/29	3,270	3,531
5,7	VNO 2013-PENN Mortgage Trust	3.947%	12/13/29	2,450	2,611
5,7	Volkswagen Credit Auto Master Owner Trust 2014-1A	1.400%	7/22/19	39,800	40,047
5,7	Volvo Financial Equipment LLC Series 2012-1	2.380%	9/16/19	5,400	5,440
5	Wachovia Bank Commercial Mortgage Trust Series
	2006-C27	5.765%	7/15/45	7,827	8,191
5	Wachovia Bank Commercial Mortgage Trust Series
	2006-C28	5.559%	10/15/48	37,996	40,299
5	Wachovia Bank Commercial Mortgage Trust Series
	2006-C28	5.572%	10/15/48	40,975	43,211
5	Wachovia Bank Commercial Mortgage Trust Series
	2006-C29	5.297%	11/15/48	34,976	37,187
5	Wachovia Bank Commercial Mortgage Trust Series
	2007-C33	5.943%	2/15/51	34,194	36,375
5	WaMu Mortgage Pass-Through Certificates Series
	2002-AR18	2.506%	1/25/33	246	247
5	WaMu Mortgage Pass-Through Certificates Series
	2003-AR7	2.299%	8/25/33	1,481	1,436
5	WaMu Mortgage Pass-Through Certificates Series
	2003-AR9	2.405%	9/25/33	2,071	2,047
5	Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	29,967	30,991
5	Wells Fargo Commercial Mortgage Trust 2012-LC5	3.539%	10/15/45	1,650	1,744
5	Wells Fargo Commercial Mortgage Trust 2013-LC12	3.928%	7/15/46	8,075	8,835
5	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.218%	7/15/46	34,646	38,924
5	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.302%	7/15/46	4,906	5,471
5	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.477%	8/15/50	17,100	18,215
5	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.817%	8/15/50	43,100	47,053
5	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.020%	8/15/50	7,100	7,700
	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.322%	8/15/50	12,250	13,246
	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.458%	8/15/50	6,830	7,155
5	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.244%	12/15/47	31,900	33,522
5,8	Wells Fargo Mortgage Backed Securities 2006-AR14
	Trust	2.617%	10/25/36	21,870	20,061
7	Westpac Banking Corp.	1.850%	11/26/18	27,865	28,357
5,7	WFLD Mortgage Trust_13-MONT	3.755%	8/10/31	6,520	7,090
5,7	WFRBS Commercial Mortgage Trust 2011-C3	4.375%	3/15/44	11,545	12,876
5	WFRBS Commercial Mortgage Trust 2012-C10	2.875%	12/15/45	8,855	9,114
5	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	11,630	12,435
5	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	5,056	5,524
5	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	4,400	4,575
5	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	17,145	17,671
5	WFRBS Commercial Mortgage Trust 2012-C9	3.388%	11/15/45	2,860	2,993
5	WFRBS Commercial Mortgage Trust 2013-C13	3.345%	5/15/45	2,230	2,322
5	WFRBS Commercial Mortgage Trust 2013-C15	2.900%	8/15/46	7,986	8,313
5	WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	22,490	24,315

10

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	WFRBS Commercial Mortgage Trust 2013-C16	4.415%	9/15/46	14,650	16,724
5	WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	3,500	3,752
5	WFRBS Commercial Mortgage Trust 2013-C17	4.023%	12/15/46	9,770	10,850
5	WFRBS Commercial Mortgage Trust 2013-C18	3.027%	12/15/46	8,940	9,342
5	WFRBS Commercial Mortgage Trust 2013-C18	3.676%	12/15/46	6,710	7,243
5	WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	25,260	28,329
5	WFRBS Commercial Mortgage Trust 2013-C18	4.673%	12/15/46	5,775	6,493
5	WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	17,254	19,256
5	WFRBS Commercial Mortgage Trust 2014-C20	3.638%	5/15/47	21,637	23,297
5	WFRBS Commercial Mortgage Trust 2014-C20	3.995%	5/15/47	22,270	24,666
5	WFRBS Commercial Mortgage Trust 2014-C20	4.513%	5/15/47	4,500	4,748
5	WFRBS Commercial Mortgage Trust 2014-C21	3.678%	8/15/47	14,490	15,686
5	WFRBS Commercial Mortgage Trust 2014-C21	3.891%	8/15/47	7,130	7,679
5	WFRBS Commercial Mortgage Trust 2014-C21	4.213%	8/15/47	3,115	3,358
5	WFRBS Commercial Mortgage Trust 2014-C21	4.234%	8/15/47	12,290	12,707
5	WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	4,980	5,476
5	WFRBS Commercial Mortgage Trust 2014-LC14	3.522%	3/15/47	2,100	2,243
5	WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	22,500	24,957
5	World Financial Network Credit Card Master Note Trust
	Series 2013-A	1.610%	12/15/21	19,000	19,094
5,6,7	World Omni Master Owner Trust 2013-1	0.516%	2/15/18	18,000	17,975

Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $8,976,896)					9,125,697

Corporate Bonds (58.1%)
Finance (27.3%)
	Banking (21.8%)
	Abbey National Treasury Services plc	4.000%	4/27/16	35,320	36,652
	Abbey National Treasury Services plc	1.375%	3/13/17	77,765	77,917
	Abbey National Treasury Services plc	3.050%	8/23/18	45,920	48,126
	Abbey National Treasury Services plc	2.350%	9/10/19	24,255	24,763
7	ABN AMRO Bank NV	2.500%	10/30/18	22,475	22,983
	American Express Centurion Bank	6.000%	9/13/17	64,650	72,250
	American Express Co.	6.150%	8/28/17	19,963	22,305
	American Express Co.	7.000%	3/19/18	22,315	25,935
	American Express Credit Corp.	2.750%	9/15/15	55,697	56,423
	American Express Credit Corp.	2.800%	9/19/16	56,170	57,911
	American Express Credit Corp.	2.375%	3/24/17	31,210	32,187
	American Express Credit Corp.	1.550%	9/22/17	11,440	11,518
	American Express Credit Corp.	2.125%	3/18/19	24,425	24,773
	American Express Credit Corp.	2.250%	8/15/19	37,090	37,724
	Amsouth Bank	5.200%	4/1/15	9,770	9,832
	Australia & New Zealand Banking Group Ltd.	0.900%	2/12/16	19,500	19,585
7	Australia & New Zealand Banking Group Ltd.	3.250%	3/1/16	28,325	29,131
	Australia & New Zealand Banking Group Ltd.	1.250%	1/10/17	14,170	14,289
	Australia & New Zealand Banking Group Ltd.	1.875%	10/6/17	54,192	54,978
	Australia & New Zealand Banking Group Ltd.	1.450%	5/15/18	16,600	16,546
7	Australia & New Zealand Banking Group Ltd.	4.500%	3/19/24	36,815	39,060
7	Banco Votorantim SA	5.250%	2/11/16	11,720	11,997
	Bank of America Corp.	4.500%	4/1/15	69,150	69,558
	Bank of America Corp.	3.700%	9/1/15	5,960	6,061
	Bank of America Corp.	1.500%	10/9/15	24,365	24,453
	Bank of America Corp.	3.625%	3/17/16	32,105	33,039
	Bank of America Corp.	6.050%	5/16/16	33,472	35,385
	Bank of America Corp.	3.750%	7/12/16	52,578	54,474
	Bank of America Corp.	6.500%	8/1/16	81,273	87,504
	Bank of America Corp.	5.420%	3/15/17	21,197	22,779
	Bank of America Corp.	5.700%	5/2/17	6,525	7,076
	Bank of America Corp.	6.400%	8/28/17	14,597	16,299
	Bank of America Corp.	6.000%	9/1/17	43,472	48,110
	Bank of America Corp.	5.750%	12/1/17	63,938	70,668
	Bank of America Corp.	2.000%	1/11/18	23,970	24,114
	Bank of America Corp.	6.875%	4/25/18	31,909	36,765
	Bank of America Corp.	5.650%	5/1/18	31,670	35,323

11

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bank of America Corp.	2.600%	1/15/19	51,899	52,985
Bank of America NA	1.125%	11/14/16	63,100	63,178
Bank of America NA	1.250%	2/14/17	19,100	19,114
Bank of America NA	5.300%	3/15/17	9,760	10,492
Bank of America NA	6.100%	6/15/17	6,429	7,051
Bank of Montreal	2.500%	1/11/17	18,545	19,088
Bank of Montreal	1.300%	7/14/17	19,000	19,068
Bank of Montreal	1.400%	9/11/17	25,675	25,812
Bank of Montreal	1.450%	4/9/18	10,670	10,679
Bank of New York Mellon Corp.	4.950%	3/15/15	41,945	42,155
Bank of New York Mellon Corp.	2.300%	7/28/16	8,594	8,814
Bank of New York Mellon Corp.	2.400%	1/17/17	28,950	29,792
Bank of New York Mellon Corp.	1.969%	6/20/17	8,100	8,252
Bank of New York Mellon Corp.	2.200%	5/15/19	43,940	44,888
Bank of New York Mellon Corp.	2.300%	9/11/19	29,290	30,019
Bank of Nova Scotia	2.050%	10/7/15	14,680	14,841
Bank of Nova Scotia	0.750%	10/9/15	29,360	29,423
Bank of Nova Scotia	2.900%	3/29/16	44,024	45,200
Bank of Nova Scotia	1.375%	7/15/16	39,040	39,503
Bank of Nova Scotia	2.550%	1/12/17	90,145	93,120
Bank of Nova Scotia	1.250%	4/11/17	9,765	9,803
Bank of Nova Scotia	1.300%	7/21/17	21,216	21,293
Bank of Nova Scotia	1.375%	12/18/17	31,425	31,570
Bank of Nova Scotia	1.450%	4/25/18	46,055	45,995
Bank of Nova Scotia	2.050%	10/30/18	68,761	69,775
Bank of Nova Scotia	2.050%	6/5/19	10,850	10,980
7 Bank of Tokyo-Mitsubishi UFJ Ltd.	2.300%	3/10/19	11,750	11,878
Bank One Corp.	4.900%	4/30/15	14,615	14,758
Barclays Bank plc	2.750%	2/23/15	24,275	24,305
Barclays Bank plc	5.000%	9/22/16	15,695	16,725
Barclays Bank plc	2.500%	2/20/19	51,925	53,496
Barclays Bank plc	6.750%	5/22/19	27,855	33,417
Barclays plc	2.750%	11/8/19	57,900	59,298
BB&T Corp.	5.200%	12/23/15	21,527	22,314
BB&T Corp.	3.200%	3/15/16	14,240	14,592
BB&T Corp.	2.150%	3/22/17	59,751	60,963
BB&T Corp.	4.900%	6/30/17	9,750	10,527
BB&T Corp.	1.600%	8/15/17	6,820	6,873
BB&T Corp.	2.050%	6/19/18	18,058	18,336
BB&T Corp.	2.450%	1/15/20	24,415	24,970
Bear Stearns Cos. LLC	5.300%	10/30/15	22,345	23,082
Bear Stearns Cos. LLC	5.550%	1/22/17	24,450	26,320
Bear Stearns Cos. LLC	6.400%	10/2/17	38,090	42,734
Bear Stearns Cos. LLC	7.250%	2/1/18	21,551	24,985
BNP Paribas SA	3.600%	2/23/16	84,830	87,323
BNP Paribas SA	1.375%	3/17/17	46,900	47,159
BNP Paribas SA	2.375%	9/14/17	77,006	78,823
BNP Paribas SA	2.700%	8/20/18	81,731	84,298
BNP Paribas SA	2.400%	12/12/18	2,850	2,914
BPCE SA	1.613%	7/25/17	17,580	17,602
BPCE SA	2.500%	12/10/18	77,220	79,072
BPCE SA	2.250%	1/27/20	51,760	51,948
Branch Banking & Trust Co.	5.625%	9/15/16	9,510	10,177
Branch Banking & Trust Co.	1.000%	4/3/17	25,400	25,338
Branch Banking & Trust Co.	1.350%	10/1/17	29,280	29,361
7 Caisse Centrale Desjardins	1.750%	1/29/18	68,370	68,625
Canadian Imperial Bank of Commerce	1.550%	1/23/18	27,065	27,221
Capital One Bank USA NA	1.150%	11/21/16	11,720	11,723
Capital One Bank USA NA	1.200%	2/13/17	8,750	8,725
Capital One Bank USA NA	2.150%	11/21/18	14,650	14,778
Capital One Bank USA NA	2.250%	2/13/19	24,420	24,669
Capital One Bank USA NA	2.300%	6/5/19	32,965	33,257
Capital One Financial Corp.	2.150%	3/23/15	19,500	19,536
Capital One Financial Corp.	6.150%	9/1/16	4,335	4,657

12

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Capital One Financial Corp.	2.450%	4/24/19	42,655	43,211
	Capital One NA	1.500%	9/5/17	17,570	17,586
	Capital One NA	1.500%	3/22/18	60,395	59,937
	Capital One NA	2.400%	9/5/19	16,790	16,983
	Citigroup Inc.	4.700%	5/29/15	18,762	19,002
	Citigroup Inc.	4.587%	12/15/15	12,700	13,102
	Citigroup Inc.	1.250%	1/15/16	3,967	3,980
	Citigroup Inc.	1.300%	4/1/16	13,670	13,723
	Citigroup Inc.	3.953%	6/15/16	108,110	112,357
	Citigroup Inc.	5.850%	8/2/16	17,190	18,377
	Citigroup Inc.	4.450%	1/10/17	51,505	54,568
	Citigroup Inc.	1.350%	3/10/17	7,940	7,936
	Citigroup Inc.	1.550%	8/14/17	13,870	13,893
	Citigroup Inc.	6.125%	11/21/17	53,745	60,301
	Citigroup Inc.	1.850%	11/24/17	48,830	49,104
	Citigroup Inc.	1.750%	5/1/18	53,426	53,443
	Citigroup Inc.	6.125%	5/15/18	9,760	11,072
	Citigroup Inc.	2.500%	9/26/18	61,030	62,401
	Citigroup Inc.	2.550%	4/8/19	59,260	60,451
	Citigroup Inc.	2.500%	7/29/19	21,060	21,369
5,7,9	Colonial BancGroup Inc.	7.114%	5/29/49	25,100	3
	Comerica Bank	5.750%	11/21/16	17,000	18,344
	Comerica Bank	5.200%	8/22/17	6,825	7,452
	Comerica Inc.	2.125%	5/23/19	14,650	14,794
	Commonwealth Bank of Australia	1.250%	9/18/15	33,150	33,314
7	Commonwealth Bank of Australia	3.250%	3/17/16	30,600	31,496
	Commonwealth Bank of Australia	1.125%	3/13/17	9,750	9,763
	Commonwealth Bank of Australia	1.400%	9/8/17	53,400	53,535
	Commonwealth Bank of Australia	1.900%	9/18/17	19,280	19,512
	Commonwealth Bank of Australia	2.500%	9/20/18	64,205	66,229
	Commonwealth Bank of Australia	2.250%	3/13/19	57,815	59,066
7	Commonwealth Bank of Australia	2.000%	6/18/19	19,400	19,733
	Commonwealth Bank of Australia	2.300%	9/6/19	34,200	34,976
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.375%	1/19/17	89,403	93,474
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	1.700%	3/19/18	46,263	46,499
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	2.250%	1/14/19	76,230	77,757
10	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.750%	11/9/20	19,526	24,820
	Countrywide Financial Corp.	6.250%	5/15/16	37,914	40,217
	Credit Suisse	3.500%	3/23/15	42,440	42,604
	Credit Suisse	4.375%	8/5/20	9,230	10,237
	Credit Suisse AG	1.375%	5/26/17	38,775	38,837
	Credit Suisse AG	1.750%	1/29/18	40,800	40,952
	Credit Suisse AG	2.300%	5/28/19	60,440	61,348
	Credit Suisse USA Inc.	5.125%	8/15/15	45,875	46,999
	Credit Suisse USA Inc.	5.375%	3/2/16	16,725	17,564
7	Danske Bank A/S	3.875%	4/14/16	34,300	35,476
	Deutsche Bank AG	3.250%	1/11/16	38,861	39,718
	Deutsche Bank AG	1.400%	2/13/17	76,310	76,583
	Deutsche Bank AG	6.000%	9/1/17	97,907	108,284
	Deutsche Bank AG	2.500%	2/13/19	21,485	22,047
	Deutsche Bank Financial LLC	5.375%	3/2/15	13,539	13,583
	Fifth Third Bank	0.900%	2/26/16	24,395	24,371
	Fifth Third Bank	1.450%	2/28/18	24,470	24,456
	Fifth Third Bank	2.375%	4/25/19	38,830	39,535
	First Horizon National Corp.	5.375%	12/15/15	31,966	32,983
	First Republic Bank	2.375%	6/17/19	34,175	34,917
	Goldman Sachs Group Inc.	3.300%	5/3/15	5,339	5,372
	Goldman Sachs Group Inc.	3.700%	8/1/15	50,131	50,829
	Goldman Sachs Group Inc.	5.350%	1/15/16	43,537	45,333
	Goldman Sachs Group Inc.	3.625%	2/7/16	5,049	5,182
	Goldman Sachs Group Inc.	5.625%	1/15/17	37,115	40,024
11	Goldman Sachs Group Inc.	6.125%	5/14/17	37,400	61,379
	Goldman Sachs Group Inc.	6.250%	9/1/17	73,915	82,384
	Goldman Sachs Group Inc.	5.950%	1/18/18	98,540	110,351

13

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Goldman Sachs Group Inc.	2.375%	1/22/18	26,280	26,784
	Goldman Sachs Group Inc.	6.150%	4/1/18	74,983	84,805
	Goldman Sachs Group Inc.	2.900%	7/19/18	76,640	79,168
	Goldman Sachs Group Inc.	2.625%	1/31/19	99,420	101,497
	Goldman Sachs Group Inc.	2.550%	10/23/19	5,700	5,772
7	HSBC Bank plc	1.500%	5/15/18	17,965	17,958
	HSBC Bank USA NA	6.000%	8/9/17	10,110	11,177
5	HSBC Holdings plc	6.375%	12/29/49	21,210	21,793
	HSBC USA Inc.	2.375%	2/13/15	95,532	95,572
	HSBC USA Inc.	1.500%	11/13/17	7,190	7,218
	HSBC USA Inc.	1.625%	1/16/18	56,555	57,004
	HSBC USA Inc.	2.625%	9/24/18	63,495	65,537
	HSBC USA Inc.	2.250%	6/23/19	29,545	29,959
	HSBC USA Inc.	2.375%	11/13/19	38,810	39,549
	HSBC USA Inc.	5.000%	9/27/20	7,815	8,766
	Huntington Bancshares Inc.	2.600%	8/2/18	43,955	44,842
	Huntington National Bank	1.375%	4/24/17	25,400	25,351
7	ING Bank NV	3.750%	3/7/17	46,173	48,460
	Intesa Sanpaolo SPA	3.125%	1/15/16	59,065	60,014
	Intesa Sanpaolo SPA	2.375%	1/13/17	71,950	72,914
	Intesa Sanpaolo SPA	3.875%	1/16/18	55,390	58,757
	Intesa Sanpaolo SPA	3.875%	1/15/19	3,000	3,169
	JPMorgan Chase & Co.	4.750%	3/1/15	24,510	24,580
	JPMorgan Chase & Co.	1.875%	3/20/15	18,110	18,141
	JPMorgan Chase & Co.	3.400%	6/24/15	29,295	29,623
	JPMorgan Chase & Co.	5.150%	10/1/15	9,850	10,126
	JPMorgan Chase & Co.	1.100%	10/15/15	35,298	35,369
	JPMorgan Chase & Co.	2.600%	1/15/16	38,787	39,436
	JPMorgan Chase & Co.	1.125%	2/26/16	4,490	4,501
	JPMorgan Chase & Co.	3.450%	3/1/16	99,020	101,657
	JPMorgan Chase & Co.	3.150%	7/5/16	49,806	51,216
	JPMorgan Chase & Co.	1.350%	2/15/17	12,490	12,519
	JPMorgan Chase & Co.	2.000%	8/15/17	26,025	26,357
	JPMorgan Chase & Co.	6.000%	1/15/18	71,913	80,788
	JPMorgan Chase & Co.	1.800%	1/25/18	40,720	40,944
	JPMorgan Chase & Co.	1.625%	5/15/18	48,046	47,993
	JPMorgan Chase & Co.	2.350%	1/28/19	73,230	74,587
	JPMorgan Chase & Co.	6.300%	4/23/19	15,163	17,778
	JPMorgan Chase & Co.	2.250%	1/23/20	62,600	62,907
5	JPMorgan Chase & Co.	6.125%	12/29/49	14,300	14,622
	JPMorgan Chase Bank NA	5.875%	6/13/16	9,750	10,336
11	JPMorgan Chase Bank NA	5.375%	9/28/16	13,750	22,077
	JPMorgan Chase Bank NA	6.000%	7/5/17	8,592	9,504
	JPMorgan Chase Bank NA	6.000%	10/1/17	35,313	39,239
	KeyBank NA	1.650%	2/1/18	33,300	33,427
	KeyBank NA	2.500%	12/15/19	9,870	10,123
5,7	LBG Capital No.1 plc	8.000%	12/29/49	14,560	15,361
10	Leeds Building Society	2.625%	4/1/21	15,004	18,324
	Lloyds Bank plc	4.875%	1/21/16	12,562	13,057
	Lloyds Bank plc	2.300%	11/27/18	21,485	21,934
	Lloyds Bank plc	2.350%	9/5/19	32,005	32,673
7	Macquarie Bank Ltd.	2.000%	8/15/16	42,070	42,733
7	Macquarie Bank Ltd.	1.600%	10/27/17	57,550	57,533
7	Macquarie Bank Ltd.	2.400%	1/21/20	36,370	36,586
	Manufacturers & Traders Trust Co.	1.250%	1/30/17	9,750	9,778
	Manufacturers & Traders Trust Co.	6.625%	12/4/17	39,089	44,247
	Manufacturers & Traders Trust Co.	1.450%	3/7/18	34,010	33,949
	Manufacturers & Traders Trust Co.	2.300%	1/30/19	43,530	44,406
	Manufacturers & Traders Trust Co.	2.250%	7/25/19	60,080	60,964
5	Manufacturers & Traders Trust Co.	5.629%	12/1/21	9,755	10,160
7	Mitsubishi UFJ Trust & Banking Corp.	1.600%	10/16/17	29,290	29,282
7	Mitsubishi UFJ Trust & Banking Corp.	2.450%	10/16/19	29,290	29,782
	Morgan Stanley	6.000%	4/28/15	29,560	29,921
	Morgan Stanley	4.000%	7/24/15	16,600	16,850

14

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Morgan Stanley	5.375%	10/15/15	26,120	26,934
Morgan Stanley	3.450%	11/2/15	9,750	9,931
Morgan Stanley	3.800%	4/29/16	39,075	40,404
Morgan Stanley	5.750%	10/18/16	69,245	74,285
Morgan Stanley	5.450%	1/9/17	27,352	29,436
Morgan Stanley	5.550%	4/27/17	19,495	21,178
Morgan Stanley	6.250%	8/28/17	8,665	9,652
Morgan Stanley	5.950%	12/28/17	54,821	61,066
Morgan Stanley	1.875%	1/5/18	24,415	24,606
Morgan Stanley	6.625%	4/1/18	22,850	26,114
Morgan Stanley	2.125%	4/25/18	30,740	31,004
Morgan Stanley	2.500%	1/24/19	33,000	33,608
Morgan Stanley	2.375%	7/23/19	44,790	45,188
Morgan Stanley	2.650%	1/27/20	32,700	33,228
MUFG Union Bank NA	5.950%	5/11/16	53,730	56,840
MUFG Union Bank NA	3.000%	6/6/16	56,590	58,096
MUFG Union Bank NA	1.500%	9/26/16	39,855	40,118
MUFG Union Bank NA	2.125%	6/16/17	29,740	30,223
MUFG Union Bank NA	2.625%	9/26/18	39,640	40,662
MUFG Union Bank NA	2.250%	5/6/19	24,420	24,752
National Australia Bank Ltd.	2.000%	3/9/15	9,930	9,946
National Australia Bank Ltd.	1.600%	8/7/15	9,750	9,806
National Australia Bank Ltd.	1.300%	7/25/16	58,600	59,132
National Australia Bank Ltd.	2.750%	3/9/17	19,460	20,144
National Australia Bank Ltd.	2.300%	7/25/18	21,800	22,395
National City Bank	5.250%	12/15/16	14,250	15,320
National City Bank	5.800%	6/7/17	14,625	16,079
National City Corp.	6.875%	5/15/19	8,085	9,626
7 Nationwide Building Society	2.350%	1/21/20	39,835	40,166
PNC Bank NA	0.800%	1/28/16	26,345	26,396
PNC Bank NA	5.250%	1/15/17	27,935	30,104
PNC Bank NA	1.125%	1/27/17	46,690	46,892
PNC Bank NA	4.875%	9/21/17	14,135	15,287
PNC Bank NA	1.500%	10/18/17	48,800	49,261
PNC Bank NA	6.000%	12/7/17	4,885	5,472
PNC Bank NA	6.875%	4/1/18	4,197	4,876
PNC Bank NA	2.200%	1/28/19	42,525	43,464
PNC Bank NA	2.250%	7/2/19	12,750	12,968
PNC Bank NA	2.400%	10/18/19	43,940	44,973
PNC Funding Corp.	3.625%	2/8/15	4,885	4,886
PNC Funding Corp.	4.250%	9/21/15	23,385	23,880
PNC Funding Corp.	2.700%	9/19/16	40,328	41,474
PNC Funding Corp.	5.625%	2/1/17	4,380	4,736
PNC Funding Corp.	5.125%	2/8/20	7,230	8,271
Rabobank Nederland	2.250%	1/14/20	25,125	25,440
Regions Bank	7.500%	5/15/18	38,405	44,985
Regions Financial Corp.	2.000%	5/15/18	27,350	27,186
Royal Bank of Canada	2.875%	4/19/16	73,300	75,313
Royal Bank of Canada	2.300%	7/20/16	41,185	42,135
Royal Bank of Canada	1.250%	6/16/17	19,520	19,542
Royal Bank of Canada	1.400%	10/13/17	26,360	26,562
Royal Bank of Canada	1.500%	1/16/18	3,900	3,926
Royal Bank of Canada	2.200%	7/27/18	25,890	26,510
Royal Bank of Canada	1.875%	2/5/20	24,700	25,019
Royal Bank of Scotland Group plc	6.400%	10/21/19	8,295	9,805
Royal Bank of Scotland plc	4.875%	3/16/15	23,159	23,277
Royal Bank of Scotland plc	3.950%	9/21/15	43,868	44,742
Royal Bank of Scotland plc	4.375%	3/16/16	13,825	14,333
Royal Bank of Scotland plc	5.625%	8/24/20	12,650	14,780
Royal Bank of Scotland plc	6.125%	1/11/21	1,380	1,662
Santander Bank NA	8.750%	5/30/18	33,955	40,595
Societe Generale SA	2.750%	10/12/17	24,310	25,075
State Street Bank & Trust Co.	5.300%	1/15/16	7,261	7,578
State Street Corp.	5.375%	4/30/17	19,520	21,286

15

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Sumitomo Mitsui Banking Corp.	1.350%	7/11/17	14,620	14,581
6 SunTrust Bank	0.555%	4/1/15	5,855	5,853
SunTrust Banks Inc.	3.500%	1/20/17	12,711	13,280
SunTrust Banks Inc.	6.000%	9/11/17	8,795	9,800
Svenska Handelsbanken AB	2.500%	1/25/19	39,685	41,098
Svenska Handelsbanken AB	2.250%	6/17/19	17,975	18,365
Synchrony Financial	3.000%	8/15/19	84,600	86,784
Synchrony Financial	2.700%	2/3/20	13,600	13,705
Synchrony Financial	3.750%	8/15/21	9,760	10,224
Toronto-Dominion Bank	2.500%	7/14/16	23,796	24,438
Toronto-Dominion Bank	1.400%	4/30/18	28,510	28,499
Toronto-Dominion Bank	2.125%	7/2/19	63,831	65,300
Toronto-Dominion Bank	2.250%	11/5/19	72,530	74,268
UBS AG	5.875%	12/20/17	52,925	59,272
UBS AG	5.750%	4/25/18	72,185	81,612
UBS AG	2.375%	8/14/19	44,990	46,021
US Bancorp	2.200%	4/25/19	8,860	9,056
US Bank NA	1.100%	1/30/17	5,729	5,759
US Bank NA	1.375%	9/11/17	42,077	42,347
US Bank NA	1.350%	1/26/18	22,067	22,141
US Bank NA	2.125%	10/28/19	37,470	38,113
5 US Bank NA	3.778%	4/29/20	36,995	37,271
Wachovia Bank NA	4.875%	2/1/15	11,750	11,750
Wachovia Bank NA	5.000%	8/15/15	9,750	9,949
Wachovia Bank NA	5.600%	3/15/16	26,540	27,967
Wachovia Bank NA	6.000%	11/15/17	53,763	60,367
Wachovia Corp.	5.625%	10/15/16	34,080	36,675
Wachovia Corp.	5.750%	6/15/17	37,230	41,125
Wachovia Corp.	5.750%	2/1/18	48,799	54,906
9 Washington Mutual Bank / Debt not acquired by
JPMorgan	6.875%	6/15/11	21,983	2
Wells Fargo & Co.	3.676%	6/15/16	53,334	55,430
Wells Fargo & Co.	1.150%	6/2/17	7,300	7,296
Wells Fargo & Co.	1.400%	9/8/17	36,020	36,163
Wells Fargo & Co.	5.625%	12/11/17	19,840	22,156
Wells Fargo & Co.	1.500%	1/16/18	12,300	12,353
Wells Fargo & Co.	2.150%	1/15/19	25,673	26,048
Wells Fargo & Co.	2.125%	4/22/19	62,240	63,019
Wells Fargo & Co.	2.150%	1/30/20	44,900	45,165
5 Wells Fargo & Co.	5.900%	12/29/49	7,240	7,448
Wells Fargo Bank NA	4.750%	2/9/15	11,265	11,271
Westpac Banking Corp.	1.125%	9/25/15	26,500	26,609
Westpac Banking Corp.	3.000%	12/9/15	33,150	33,852
Westpac Banking Corp.	0.950%	1/12/16	19,500	19,575
Westpac Banking Corp.	1.050%	11/25/16	24,635	24,670
Westpac Banking Corp.	1.200%	5/19/17	19,500	19,583
Westpac Banking Corp.	2.000%	8/14/17	54,550	55,523
Westpac Banking Corp.	1.500%	12/1/17	48,825	49,108
Westpac Banking Corp.	1.600%	1/12/18	44,378	44,758
Westpac Banking Corp.	2.250%	7/30/18	20,830	21,322
Westpac Banking Corp.	2.250%	1/17/19	23,400	23,987
Westpac Banking Corp.	4.875%	11/19/19	35,464	40,147
Zions Bancorporation	5.500%	11/16/15	819	833
Brokerage (0.5%)
Ameriprise Financial Inc.	5.650%	11/15/15	3,374	3,497
5 Ameriprise Financial Inc.	7.518%	6/1/66	6,634	7,082
Charles Schwab Corp.	6.375%	9/1/17	5,860	6,616
Franklin Resources Inc.	1.375%	9/15/17	15,270	15,329
Jefferies Group LLC	5.125%	4/13/18	12,335	13,042
Legg Mason Inc.	2.700%	7/15/19	5,860	5,987
9 Lehman Brothers Holdings E-Capital Trust I	3.589%	8/19/65	9,410	1
Nomura Holdings Inc.	4.125%	1/19/16	23,440	24,095
Nomura Holdings Inc.	2.000%	9/13/16	67,684	68,282

16

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Nomura Holdings Inc.	2.750%	3/19/19	45,965	47,217
NYSE Euronext	2.000%	10/5/17	39,800	40,482
7 TIAA Asset Management Finance Co. LLC	2.950%	11/1/19	37,577	38,557
Finance Companies (1.7%)
Air Lease Corp.	5.625%	4/1/17	81,630	87,344
Air Lease Corp.	3.375%	1/15/19	31,655	32,209
CIT Group Inc.	3.875%	2/19/19	36,490	36,536
General Electric Capital Corp.	1.625%	7/2/15	24,395	24,511
General Electric Capital Corp.	4.375%	9/21/15	9,264	9,494
General Electric Capital Corp.	2.250%	11/9/15	18,790	19,041
General Electric Capital Corp.	1.000%	12/11/15	6,830	6,858
General Electric Capital Corp.	5.000%	1/8/16	22,905	23,859
General Electric Capital Corp.	2.950%	5/9/16	17,637	18,164
General Electric Capital Corp.	1.500%	7/12/16	38,920	39,452
General Electric Capital Corp.	3.350%	10/17/16	46,380	48,421
General Electric Capital Corp.	2.900%	1/9/17	14,765	15,360
General Electric Capital Corp.	5.400%	2/15/17	34,865	37,975
General Electric Capital Corp.	2.450%	3/15/17	76,310	78,693
General Electric Capital Corp.	5.625%	9/15/17	105,626	117,837
General Electric Capital Corp.	5.625%	5/1/18	81,860	92,666
General Electric Capital Corp.	6.000%	8/7/19	14,432	17,083
General Electric Capital Corp.	2.200%	1/9/20	62,370	63,645
5 General Electric Capital Corp.	6.375%	11/15/67	7,110	7,679
HSBC Finance Corp.	5.250%	4/15/15	19,525	19,712
HSBC Finance Corp.	5.000%	6/30/15	44,605	45,423
HSBC Finance Corp.	5.500%	1/19/16	63,490	66,261
6 HSBC Finance Corp.	0.664%	6/1/16	17,450	17,420
Insurance (1.8%)
Aflac Inc.	8.500%	5/15/19	9,705	12,296
Alleghany Corp.	5.625%	9/15/20	8,890	10,218
Allied World Assurance Co. Ltd.	7.500%	8/1/16	28,180	30,680
Allied World Assurance Co. Ltd.	5.500%	11/15/20	2,075	2,364
Alterra Finance LLC	6.250%	9/30/20	9,765	11,591
American Financial Group Inc.	9.875%	6/15/19	31,750	41,272
American International Group Inc.	2.375%	8/24/15	9,750	9,838
American International Group Inc.	5.050%	10/1/15	9,835	10,109
American International Group Inc.	5.600%	10/18/16	27,052	29,087
American International Group Inc.	5.450%	5/18/17	31,110	34,001
11 American International Group Inc.	6.765%	11/15/17	14,642	25,101
American International Group Inc.	5.850%	1/16/18	69,494	78,289
American International Group Inc.	2.300%	7/16/19	35,798	36,413
American International Group Inc.	3.375%	8/15/20	19,500	20,692
American International Group Inc.	4.375%	1/15/55	3,550	3,680
Aspen Insurance Holdings Ltd.	6.000%	12/15/20	19,334	22,611
Assurant Inc.	2.500%	3/15/18	29,300	29,899
Axis Specialty Finance LLC	5.875%	6/1/20	11,618	13,470
AXIS Specialty Finance plc	2.650%	4/1/19	14,650	14,978
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	24,144	27,270
Berkshire Hathaway Inc.	3.200%	2/11/15	8,860	8,865
Berkshire Hathaway Inc.	2.200%	8/15/16	4,850	4,969
Berkshire Hathaway Inc.	2.100%	8/14/19	4,875	5,006
CNA Financial Corp.	6.500%	8/15/16	20,495	22,152
CNA Financial Corp.	7.350%	11/15/19	3,900	4,744
Hartford Financial Services Group Inc.	4.000%	3/30/15	8,400	8,445
Hartford Financial Services Group Inc.	4.000%	10/15/17	4,985	5,329
Manulife Financial Corp.	3.400%	9/17/15	14,620	14,851
Marsh & McLennan Cos. Inc.	2.550%	10/15/18	9,875	10,192
7 MassMutual Global Funding II	3.125%	4/14/16	11,920	12,290
7 MassMutual Global Funding II	2.000%	4/5/17	8,300	8,452
7 MassMutual Global Funding II	2.100%	8/2/18	12,735	13,020
7 MassMutual Global Funding II	2.500%	10/17/22	14,335	14,469
MetLife Inc.	6.750%	6/1/16	40,950	44,118
MetLife Inc.	1.756%	12/15/17	14,600	14,789

17

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
MetLife Inc.	6.817%	8/15/18	13,300	15,642
MetLife Inc.	7.717%	2/15/19	9,219	11,353
7 Metropolitan Life Global Funding I	1.500%	1/10/18	29,350	29,508
7 Metropolitan Life Global Funding I	2.300%	4/10/19	11,225	11,471
PartnerRe Finance A LLC	6.875%	6/1/18	20,530	23,625
Principal Financial Group Inc.	1.850%	11/15/17	15,600	15,695
7 Principal Life Global Funding I	5.050%	3/15/15	7,750	7,790
7 Principal Life Global Funding II	2.250%	10/15/18	11,725	11,984
5 Progressive Corp.	6.700%	6/15/67	9,760	10,468
Prudential Financial Inc.	3.000%	5/12/16	11,725	12,038
Prudential Financial Inc.	2.350%	8/15/19	9,790	9,995
Reinsurance Group of America Inc.	5.625%	3/15/17	12,900	13,985
Reinsurance Group of America Inc.	6.450%	11/15/19	15,073	17,818
7 Reliance Standard Life Global Funding II	2.500%	1/15/20	18,115	18,406
Torchmark Corp.	9.250%	6/15/19	7,053	9,065
Transatlantic Holdings Inc.	5.750%	12/14/15	18,420	19,120
Travelers Cos. Inc.	5.800%	5/15/18	2,273	2,594
Travelers Cos. Inc.	5.900%	6/2/19	2,930	3,455
Travelers Cos. Inc.	3.900%	11/1/20	4,300	4,727
UnitedHealth Group Inc.	1.400%	12/15/17	12,210	12,325
UnitedHealth Group Inc.	2.300%	12/15/19	9,765	10,016
7 UnumProvident Finance Co. plc	6.850%	11/15/15	9,895	10,338
Real Estate Investment Trusts (1.5%)
Alexandria Real Estate Equities Inc.	2.750%	1/15/20	29,896	30,248
ARC Properties Operating Partnership LP/Clark
Acquisition LLC	2.000%	2/6/17	112,260	107,777
ARC Properties Operating Partnership LP/Clark
Acquisition LLC	3.000%	2/6/19	22,495	21,505
BioMed Realty LP	3.850%	4/15/16	16,095	16,576
Boston Properties LP	3.700%	11/15/18	4,900	5,246
Boston Properties LP	5.875%	10/15/19	20,573	24,155
Brandywine Operating Partnership LP	5.700%	5/1/17	15,486	16,791
Brandywine Operating Partnership LP	4.950%	4/15/18	21,275	23,003
DDR Corp.	7.500%	4/1/17	405	454
DDR Corp.	4.750%	4/15/18	29,245	31,657
DDR Corp.	7.500%	7/15/18	2,500	2,948
DDR Corp.	7.875%	9/1/20	5,405	6,804
Digital Realty Trust LP	4.500%	7/15/15	6,350	6,402
Digital Realty Trust LP	5.875%	2/1/20	12,399	14,160
Duke Realty LP	7.375%	2/15/15	4,875	4,885
Duke Realty LP	5.950%	2/15/17	9,620	10,474
Duke Realty LP	6.500%	1/15/18	3,470	3,936
Duke Realty LP	6.750%	3/15/20	10,145	12,216
7 Goodman Funding Pty Ltd.	6.375%	11/12/20	21,270	24,928
HCP Inc.	3.750%	2/1/16	32,511	33,514
HCP Inc.	6.700%	1/30/18	9,705	11,120
HCP Inc.	2.625%	2/1/20	12,357	12,501
HCP Inc.	5.375%	2/1/21	18,503	21,164
Health Care REIT Inc.	3.625%	3/15/16	8,088	8,325
Health Care REIT Inc.	4.700%	9/15/17	14,620	15,758
Health Care REIT Inc.	2.250%	3/15/18	4,875	4,943
Health Care REIT Inc.	4.125%	4/1/19	36,160	38,978
Health Care REIT Inc.	6.125%	4/15/20	14,650	17,219
Healthcare Realty Trust Inc.	6.500%	1/17/17	14,055	15,381
Highwoods Realty LP	5.850%	3/15/17	4,425	4,815
Kilroy Realty LP	4.800%	7/15/18	20,030	21,736
Liberty Property LP	4.750%	10/1/20	1,600	1,769
ProLogis LP	4.500%	8/15/17	7,300	7,860
Realty Income Corp.	2.000%	1/31/18	4,870	4,929
Realty Income Corp.	6.750%	8/15/19	5,985	7,140
Regency Centers LP	5.875%	6/15/17	13,675	15,065
7 Scentre Group Trust 1 / Scentre Group Trust 2	2.375%	11/5/19	21,360	21,581
Senior Housing Properties Trust	4.300%	1/15/16	11,460	11,689

18

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Senior Housing Properties Trust	3.250%	5/1/19	36,150	37,050
Simon Property Group LP	2.800%	1/30/17	22,815	23,570
Simon Property Group LP	2.150%	9/15/17	1,572	1,610
Simon Property Group LP	10.350%	4/1/19	10,565	13,911
Simon Property Group LP	5.650%	2/1/20	1,405	1,643
Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	14,362	14,532
7 WEA Finance LLC / Westfield UK & Europe Finance plc	1.750%	9/15/17	29,290	29,444
7 WEA Finance LLC / Westfield UK & Europe Finance plc	2.700%	9/17/19	29,290	29,871
				14,508,301
Industrial (27.0%)
Basic Industry (2.2%)
Agrium Inc.	6.750%	1/15/19	11,665	13,737
Air Products & Chemicals Inc.	2.000%	8/2/16	10,920	11,123
Air Products & Chemicals Inc.	1.200%	10/15/17	11,225	11,239
Air Products & Chemicals Inc.	4.375%	8/21/19	7,155	7,938
Airgas Inc.	1.650%	2/15/18	17,792	17,735
Albemarle Corp.	3.000%	12/1/19	4,880	4,971
Barrick North America Finance LLC	6.800%	9/15/18	16,290	18,507
10 BHP Billiton Finance Ltd.	6.375%	4/4/16	13,675	16,552
BHP Billiton Finance USA Ltd.	1.875%	11/21/16	3,945	4,015
BHP Billiton Finance USA Ltd.	1.625%	2/24/17	68,645	69,544
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	35,717	38,963
BHP Billiton Finance USA Ltd.	2.050%	9/30/18	13,920	14,159
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	36,339	43,158
CF Industries Inc.	6.875%	5/1/18	38,450	43,918
Eastman Chemical Co.	2.400%	6/1/17	20,804	21,238
Eastman Chemical Co.	2.700%	1/15/20	14,645	14,989
EI du Pont de Nemours & Co.	6.000%	7/15/18	27,383	31,399
EI du Pont de Nemours & Co.	4.625%	1/15/20	11,348	12,799
Freeport-McMoRan Copper & Gold Inc.	2.375%	3/15/18	26,415	25,536
Freeport-McMoRan Copper & Gold Inc.	3.100%	3/15/20	24,420	22,603
Freeport-McMoRan Inc.	2.300%	11/14/17	14,645	14,399
7 Glencore Funding LLC	2.500%	1/15/19	9,770	9,621
Goldcorp Inc.	2.125%	3/15/18	14,640	14,663
LyondellBasell Industries NV	5.000%	4/15/19	42,005	46,316
Monsanto Co.	5.125%	4/15/18	22,515	25,098
Monsanto Co.	1.850%	11/15/18	3,000	3,029
Monsanto Co.	2.125%	7/15/19	34,165	34,718
Nucor Corp.	5.750%	12/1/17	8,790	9,813
Nucor Corp.	5.850%	6/1/18	24,788	27,920
Plains Exploration & Production Co.	6.500%	11/15/20	18,650	19,676
Plains Exploration & Production Co.	6.750%	2/1/22	6,446	6,849
Plains Exploration & Production Co.	6.875%	2/15/23	11,008	11,999
Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	22,109	23,269
PPG Industries Inc.	1.900%	1/15/16	10,125	10,223
PPG Industries Inc.	6.650%	3/15/18	1,644	1,896
PPG Industries Inc.	2.300%	11/15/19	29,285	29,797
Praxair Inc.	4.500%	8/15/19	18,560	20,786
Rio Tinto Finance USA Ltd.	2.500%	5/20/16	19,228	19,621
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	29,871	34,490
Rio Tinto Finance USA Ltd.	9.000%	5/1/19	19,530	25,042
Rio Tinto Finance USA plc	1.375%	6/17/16	38,045	38,248
Rio Tinto Finance USA plc	2.000%	3/22/17	40,230	40,800
Rio Tinto Finance USA plc	1.625%	8/21/17	60,437	60,632
Rio Tinto Finance USA plc	2.250%	12/14/18	50,035	50,639
Teck Resources Ltd.	3.150%	1/15/17	12,405	12,593
Teck Resources Ltd.	3.850%	8/15/17	8,395	8,545
Teck Resources Ltd.	2.500%	2/1/18	11,230	10,919
Teck Resources Ltd.	3.000%	3/1/19	2,380	2,247
Vale Overseas Ltd.	6.250%	1/11/16	22,625	23,416
Vale Overseas Ltd.	6.250%	1/23/17	34,195	36,105
Vale Overseas Ltd.	5.625%	9/15/19	16,145	17,119
7 Xstrata Finance Canada Ltd.	3.600%	1/15/17	19,830	20,422

19

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Capital Goods (3.1%)
7 ABB Treasury Center USA Inc.	2.500%	6/15/16	14,650	14,978
Boeing Capital Corp.	2.125%	8/15/16	17,810	18,203
Boeing Capital Corp.	2.900%	8/15/18	22,681	23,844
Boeing Capital Corp.	4.700%	10/27/19	13,132	14,905
Boeing Co.	3.500%	2/15/15	25,710	25,734
Boeing Co.	0.950%	5/15/18	35,550	35,266
Boeing Co.	6.000%	3/15/19	13,172	15,467
7 Bombardier Inc.	4.250%	1/15/16	9,770	9,843
Caterpillar Financial Services Corp.	4.750%	2/17/15	11,900	11,920
Caterpillar Financial Services Corp.	2.750%	6/24/15	9,250	9,338
Caterpillar Financial Services Corp.	5.450%	4/15/18	45,680	51,487
Caterpillar Financial Services Corp.	7.050%	10/1/18	5,380	6,420
Caterpillar Financial Services Corp.	7.150%	2/15/19	23,995	29,157
Caterpillar Inc.	7.900%	12/15/18	34,539	42,500
Crane Co.	2.750%	12/15/18	12,615	12,917
Danaher Corp.	2.300%	6/23/16	32,888	33,693
Danaher Corp.	5.400%	3/1/19	19,405	22,298
Danaher Corp.	3.900%	6/23/21	21,861	24,304
10 Dover Corp.	2.125%	12/1/20	10,205	12,422
7 Embraer Overseas Ltd.	5.696%	9/16/23	10,379	11,125
Emerson Electric Co.	4.125%	4/15/15	9,220	9,286
Emerson Electric Co.	5.375%	10/15/17	9,760	10,818
Emerson Electric Co.	5.250%	10/15/18	4,880	5,523
Emerson Electric Co.	5.000%	4/15/19	3,235	3,673
Emerson Electric Co.	4.875%	10/15/19	13,693	15,624
General Dynamics Corp.	2.250%	7/15/16	5,637	5,778
General Dynamics Corp.	1.000%	11/15/17	69,160	69,114
General Electric Co.	0.850%	10/9/15	18,420	18,482
General Electric Co.	5.250%	12/6/17	131,375	146,595
Harsco Corp.	2.700%	10/15/15	10,192	10,226
Honeywell International Inc.	5.300%	3/1/18	21,004	23,581
Honeywell International Inc.	5.000%	2/15/19	43,479	49,638
Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	33,363	34,395
Ingersoll-Rand Luxembourg Finance SA	2.625%	5/1/20	9,760	9,825
John Deere Capital Corp.	0.875%	4/17/15	4,875	4,879
John Deere Capital Corp.	0.950%	6/29/15	16,575	16,604
John Deere Capital Corp.	2.250%	6/7/16	28,375	29,079
John Deere Capital Corp.	1.850%	9/15/16	37,815	38,577
John Deere Capital Corp.	1.050%	10/11/16	11,000	11,078
John Deere Capital Corp.	1.050%	12/15/16	13,020	13,111
John Deere Capital Corp.	2.000%	1/13/17	12,680	12,962
John Deere Capital Corp.	1.400%	3/15/17	19,490	19,696
John Deere Capital Corp.	2.800%	9/18/17	6,570	6,876
John Deere Capital Corp.	1.200%	10/10/17	35,105	35,166
John Deere Capital Corp.	1.550%	12/15/17	19,525	19,758
John Deere Capital Corp.	1.300%	3/12/18	31,035	31,222
John Deere Capital Corp.	5.350%	4/3/18	19,520	22,000
John Deere Capital Corp.	5.750%	9/10/18	4,880	5,595
John Deere Capital Corp.	1.950%	12/13/18	47,286	47,989
John Deere Capital Corp.	1.950%	3/4/19	8,311	8,460
John Deere Capital Corp.	2.300%	9/16/19	12,500	12,862
L-3 Communications Corp.	3.950%	11/15/16	11,560	12,057
L-3 Communications Corp.	1.500%	5/28/17	9,765	9,716
Lockheed Martin Corp.	4.250%	11/15/19	41,515	45,902
Lockheed Martin Corp.	3.350%	9/15/21	19,010	20,330
Mohawk Industries Inc.	6.125%	1/15/16	27,480	28,747
Precision Castparts Corp.	0.700%	12/20/15	18,045	18,058
Precision Castparts Corp.	1.250%	1/15/18	75,784	75,584
Raytheon Co.	6.750%	3/15/18	7,360	8,582
Raytheon Co.	6.400%	12/15/18	5,590	6,614
Rockwell Automation Inc.	5.650%	12/1/17	4,885	5,444
Roper Industries Inc.	1.850%	11/15/17	21,480	21,641

20

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Roper Industries Inc.	2.050%	10/1/18	9,590	9,641
10 Schneider Electric SE	3.750%	7/12/18	9,800	12,366
7 Schneider Electric SE	2.950%	9/27/22	21,466	22,304
United Rentals North America Inc.	5.750%	7/15/18	24,498	25,355
United Technologies Corp.	4.875%	5/1/15	3,700	3,741
United Technologies Corp.	1.800%	6/1/17	78,105	79,766
United Technologies Corp.	5.375%	12/15/17	28,015	31,328
United Technologies Corp.	6.125%	2/1/19	33,666	39,799
United Technologies Corp.	4.500%	4/15/20	2,600	2,945
Waste Management Inc.	2.600%	9/1/16	8,200	8,405
Waste Management Inc.	6.100%	3/15/18	11,725	13,299
Communication (4.9%)
21st Century Fox America Inc.	7.250%	5/18/18	7,205	8,501
21st Century Fox America Inc.	6.900%	3/1/19	6,840	8,188
America Movil SAB de CV	3.625%	3/30/15	36,771	36,909
America Movil SAB de CV	2.375%	9/8/16	89,229	91,049
America Movil SAB de CV	5.625%	11/15/17	29,869	33,183
10 America Movil SAB de CV	1.000%	6/4/18	29,300	33,688
America Movil SAB de CV	5.000%	10/16/19	8,810	9,832
America Movil SAB de CV	5.000%	3/30/20	14,360	16,151
American Tower Corp.	4.500%	1/15/18	29,290	31,356
American Tower Corp.	3.400%	2/15/19	16,615	17,162
AT&T Inc.	2.500%	8/15/15	27,873	28,112
AT&T Inc.	0.900%	2/12/16	13,600	13,602
AT&T Inc.	2.950%	5/15/16	54,630	56,071
AT&T Inc.	2.400%	8/15/16	55,441	56,682
AT&T Inc.	1.600%	2/15/17	14,738	14,864
11 AT&T Inc.	5.875%	4/28/17	28,800	47,691
AT&T Inc.	1.700%	6/1/17	30,300	30,553
AT&T Inc.	1.400%	12/1/17	24,400	24,337
AT&T Inc.	5.500%	2/1/18	63,474	70,560
AT&T Inc.	5.600%	5/15/18	6,038	6,796
AT&T Inc.	2.375%	11/27/18	12,675	12,952
AT&T Inc.	5.800%	2/15/19	31,920	36,735
British Telecommunications plc	1.250%	2/14/17	14,655	14,655
British Telecommunications plc	2.350%	2/14/19	19,535	19,891
CBS Corp.	1.950%	7/1/17	22,671	22,947
CBS Corp.	4.625%	5/15/18	2,690	2,934
CBS Corp.	2.300%	8/15/19	29,280	29,512
Comcast Cable Communications LLC	8.875%	5/1/17	24,525	28,739
Comcast Corp.	5.900%	3/15/16	24,515	25,968
Comcast Corp.	6.500%	1/15/17	26,210	29,029
Comcast Corp.	6.300%	11/15/17	12,729	14,478
Comcast Corp.	5.875%	2/15/18	17,672	20,077
Comcast Corp.	5.700%	5/15/18	50,722	57,670
Comcast Corp.	5.700%	7/1/19	36,293	42,408
Comcast Corp.	5.150%	3/1/20	2,407	2,782
7 Deutsche Telekom International Finance BV	3.125%	4/11/16	21,376	21,954
7 Deutsche Telekom International Finance BV	2.250%	3/6/17	18,870	19,242
Deutsche Telekom International Finance BV	6.750%	8/20/18	10,804	12,628
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.125%	2/15/16	18,420	18,856
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.500%	3/1/16	32,190	33,075
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	2.400%	3/15/17	65,881	67,381
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	1.750%	1/15/18	47,725	47,983
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.875%	10/1/19	2,930	3,416
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.200%	3/15/20	9,982	11,312
Embarq Corp.	7.082%	6/1/16	18,952	20,383
Interpublic Group of Cos. Inc.	2.250%	11/15/17	2,000	2,021
7 KT Corp.	1.750%	4/22/17	34,185	34,230
Moody's Corp.	2.750%	7/15/19	56,407	57,991
Moody's Corp.	5.500%	9/1/20	8,645	10,033
NBCUniversal Media LLC	2.875%	4/1/16	23,180	23,803
NBCUniversal Media LLC	5.150%	4/30/20	16,340	18,918

21

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Omnicom Group Inc.	5.900%	4/15/16	34,830	36,776
Omnicom Group Inc.	6.250%	7/15/19	5,860	6,921
Omnicom Group Inc.	4.450%	8/15/20	16,880	18,704
Orange SA	2.750%	9/14/16	18,127	18,599
Orange SA	2.750%	2/6/19	29,240	30,239
Qwest Corp.	6.500%	6/1/17	9,653	10,555
Rogers Communications Inc.	6.800%	8/15/18	37,353	43,796
7 SES Global Americas Holdings GP	2.500%	3/25/19	53,705	54,342
7 Sky plc	2.625%	9/16/19	12,200	12,386
TCI Communications Inc.	8.750%	8/1/15	9,860	10,261
Telecom Italia Capital SA	5.250%	10/1/15	4,900	5,008
Telecom Italia Capital SA	6.999%	6/4/18	15,048	16,887
Telecom Italia Capital SA	7.175%	6/18/19	9,765	11,209
Telefonica Emisiones SAU	3.992%	2/16/16	47,895	49,339
Telefonica Emisiones SAU	6.421%	6/20/16	8,695	9,311
Telefonica Emisiones SAU	6.221%	7/3/17	26,132	29,031
Telefonica Emisiones SAU	3.192%	4/27/18	68,052	71,027
Telefonica Emisiones SAU	5.877%	7/15/19	10,725	12,475
Telefonica Emisiones SAU	5.134%	4/27/20	15,150	17,156
Thomson Reuters Corp.	0.875%	5/23/16	13,012	13,022
Thomson Reuters Corp.	1.300%	2/23/17	21,480	21,522
Thomson Reuters Corp.	6.500%	7/15/18	27,270	31,447
Thomson Reuters Corp.	4.700%	10/15/19	19,869	22,116
Time Warner Cable Inc.	5.850%	5/1/17	48,900	53,532
Time Warner Cable Inc.	6.750%	7/1/18	76,845	88,945
Time Warner Cable Inc.	8.750%	2/14/19	42,805	53,658
Time Warner Cable Inc.	8.250%	4/1/19	34,195	42,379
Time Warner Cable Inc.	5.000%	2/1/20	10,800	12,170
Verizon Communications Inc.	2.500%	9/15/16	24,758	25,341
Verizon Communications Inc.	2.000%	11/1/16	43,191	43,886
Verizon Communications Inc.	1.350%	6/9/17	66,575	66,522
Verizon Communications Inc.	6.100%	4/15/18	10,651	12,071
Verizon Communications Inc.	3.650%	9/14/18	68,250	72,547
Verizon Communications Inc.	6.350%	4/1/19	4,550	5,333
Verizon Communications Inc.	2.550%	6/17/19	9,770	10,029
7 Verizon Communications Inc.	2.625%	2/21/20	43,537	44,072
Verizon Communications Inc.	4.500%	9/15/20	15,750	17,385
Verizon Communications Inc.	3.500%	11/1/21	9,750	10,194
Viacom Inc.	6.250%	4/30/16	13,025	13,889
Viacom Inc.	2.500%	12/15/16	9,880	10,128
Viacom Inc.	6.125%	10/5/17	10,695	11,956
Viacom Inc.	2.500%	9/1/18	13,895	14,191
Viacom Inc.	5.625%	9/15/19	3,195	3,664
Vodafone Group plc	1.250%	9/26/17	15,718	15,643
Consumer Cyclical (3.8%)
7 Alibaba Group Holding Ltd.	1.625%	11/28/17	37,630	37,624
7 Alibaba Group Holding Ltd.	2.500%	11/28/19	67,825	68,075
Amazon.com Inc.	2.600%	12/5/19	39,065	40,167
American Honda Finance Corp.	1.125%	10/7/16	20,030	20,167
American Honda Finance Corp.	2.125%	10/10/18	19,540	19,948
American Honda Finance Corp.	2.250%	8/15/19	41,660	42,591
AutoZone Inc.	5.500%	11/15/15	6,275	6,509
AutoZone Inc.	7.125%	8/1/18	33,707	39,640
Brinker International Inc.	2.600%	5/15/18	26,410	26,707
CVS Health Corp.	2.250%	12/5/18	24,400	25,032
7 Daimler Finance North America LLC	2.950%	1/11/17	16,915	17,508
7 Daimler Finance North America LLC	1.125%	3/10/17	27,650	27,668
7 Daimler Finance North America LLC	2.400%	4/10/17	9,740	9,988
7 Daimler Finance North America LLC	1.375%	8/1/17	19,525	19,573
7 Daimler Finance North America LLC	1.875%	1/11/18	5,520	5,578
7 Daimler Finance North America LLC	2.375%	8/1/18	38,500	39,470
7 Daimler Finance North America LLC	2.250%	9/3/19	14,645	14,898
Dollar General Corp.	4.125%	7/15/17	12,850	13,526

22

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Dollar General Corp.	1.875%	4/15/18	9,965	9,865
eBay Inc.	2.200%	8/1/19	19,800	19,872
7 Experian Finance plc	2.375%	6/15/17	35,430	35,730
Ford Motor Credit Co. LLC	2.500%	1/15/16	17,080	17,315
Ford Motor Credit Co. LLC	4.207%	4/15/16	35,948	37,200
Ford Motor Credit Co. LLC	3.984%	6/15/16	30,550	31,632
Ford Motor Credit Co. LLC	8.000%	12/15/16	55,625	62,284
Ford Motor Credit Co. LLC	4.250%	2/3/17	9,755	10,276
Ford Motor Credit Co. LLC	3.000%	6/12/17	24,125	24,855
Ford Motor Credit Co. LLC	6.625%	8/15/17	57,291	64,184
Ford Motor Credit Co. LLC	2.145%	1/9/18	29,300	29,630
Ford Motor Credit Co. LLC	5.000%	5/15/18	82,715	90,445
Ford Motor Credit Co. LLC	2.375%	3/12/19	19,535	19,749
Ford Motor Credit Co. LLC	2.597%	11/4/19	18,950	19,189
General Motors Co.	3.500%	10/2/18	24,415	25,208
General Motors Financial Co. Inc.	2.625%	7/10/17	19,525	19,671
General Motors Financial Co. Inc.	4.750%	8/15/17	975	1,036
General Motors Financial Co. Inc.	3.250%	5/15/18	20,550	20,910
General Motors Financial Co. Inc.	3.500%	7/10/19	5,855	6,001
7 Harley-Davidson Financial Services Inc.	1.150%	9/15/15	38,940	39,045
7 Harley-Davidson Financial Services Inc.	3.875%	3/15/16	14,418	14,911
7 Harley-Davidson Financial Services Inc.	2.700%	3/15/17	16,147	16,653
7 Harley-Davidson Financial Services Inc.	2.400%	9/15/19	9,765	9,995
7 Harley-Davidson Funding Corp.	6.800%	6/15/18	1,865	2,182
Home Depot Inc.	2.000%	6/15/19	19,525	19,981
7 Hyundai Capital America	4.000%	6/8/17	10,785	11,339
7 Hyundai Capital Services Inc.	6.000%	5/5/15	2,900	2,936
7 Hyundai Capital Services Inc.	4.375%	7/27/16	8,300	8,665
7 Kia Motors Corp.	3.625%	6/14/16	26,624	27,443
Lowe's Cos. Inc.	1.625%	4/15/17	39,934	40,489
Lowe's Cos. Inc.	6.100%	9/15/17	12,690	14,358
Lowe's Cos. Inc.	4.625%	4/15/20	9,525	10,736
Macy's Retail Holdings Inc.	5.900%	12/1/16	12,254	13,299
Macy's Retail Holdings Inc.	7.450%	7/15/17	6,179	7,039
Marriott International Inc.	6.375%	6/15/17	6,872	7,629
Marriott International Inc.	3.000%	3/1/19	9,760	10,193
MasterCard Inc.	2.000%	4/1/19	12,700	13,030
Nordstrom Inc.	6.250%	1/15/18	21,650	24,684
PACCAR Financial Corp.	0.750%	8/14/15	12,680	12,702
PACCAR Financial Corp.	1.600%	3/15/17	17,566	17,814
PACCAR Financial Corp.	2.200%	9/15/19	19,025	19,483
QVC Inc.	3.125%	4/1/19	9,770	9,895
Smithsonian Institute Washington DC GO	3.434%	9/1/23	5,250	5,557
Staples Inc.	2.750%	1/12/18	7,800	7,919
Starbucks Corp.	2.000%	12/5/18	18,550	19,021
Target Corp.	2.300%	6/26/19	27,835	28,676
TJX Cos. Inc.	6.950%	4/15/19	13,700	16,573
TJX Cos. Inc.	2.750%	6/15/21	20,520	21,215
Toll Brothers Finance Corp.	5.150%	5/15/15	16,010	16,150
Toyota Motor Credit Corp.	2.000%	9/15/16	9,734	9,946
Toyota Motor Credit Corp.	2.050%	1/12/17	27,380	28,019
Toyota Motor Credit Corp.	1.750%	5/22/17	35,429	36,069
Toyota Motor Credit Corp.	1.450%	1/12/18	27,350	27,595
Toyota Motor Credit Corp.	2.000%	10/24/18	20,510	20,978
Toyota Motor Credit Corp.	2.100%	1/17/19	19,530	19,982
Toyota Motor Credit Corp.	2.125%	7/18/19	39,540	40,558
VF Corp.	5.950%	11/1/17	5,860	6,620
Wal-Mart Stores Inc.	0.600%	4/11/16	18,555	18,618
Wal-Mart Stores Inc.	2.800%	4/15/16	17,098	17,589
Wal-Mart Stores Inc.	5.375%	4/5/17	20,315	22,303
Wal-Mart Stores Inc.	5.800%	2/15/18	2,940	3,355
Wal-Mart Stores Inc.	1.125%	4/11/18	22,940	23,008
Wal-Mart Stores Inc.	1.950%	12/15/18	18,300	18,761
Wal-Mart Stores Inc.	3.625%	7/8/20	19,805	21,703

23

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Wal-Mart Stores Inc.	3.250%	10/25/20	19,080	20,616
Wal-Mart Stores Inc.	4.250%	4/15/21	4,885	5,521
Walgreen Co.	1.800%	9/15/17	23,321	23,581
Walgreen Co.	5.250%	1/15/19	14,070	15,897
Walgreens Boots Alliance Inc.	1.750%	11/17/17	9,765	9,854
Walgreens Boots Alliance Inc.	2.700%	11/18/19	14,635	14,989
11 Walgreens Boots Alliance Inc.	2.875%	11/20/20	11,561	18,049
7 Wesfarmers Ltd.	2.983%	5/18/16	38,450	39,497
7 Wesfarmers Ltd.	1.874%	3/20/18	17,250	17,385
Wyndham Worldwide Corp.	2.950%	3/1/17	7,800	8,007
Wyndham Worldwide Corp.	2.500%	3/1/18	6,835	6,893
Yum! Brands Inc.	6.250%	4/15/16	9,285	9,849
Yum! Brands Inc.	6.250%	3/15/18	3,096	3,488
Consumer Noncyclical (5.9%)
AbbVie Inc.	1.750%	11/6/17	50,935	51,299
Actavis Funding SCS	2.450%	6/15/19	9,765	9,788
Actavis Inc.	1.875%	10/1/17	26,520	26,610
Actavis Inc.	6.125%	8/15/19	9,765	11,220
Agilent Technologies Inc.	6.500%	11/1/17	2,373	2,640
Agilent Technologies Inc.	5.000%	7/15/20	8,785	9,748
Allergan Inc.	5.750%	4/1/16	27,255	28,724
Allergan Inc.	1.350%	3/15/18	7,800	7,666
Altria Group Inc.	4.125%	9/11/15	48,357	49,392
Altria Group Inc.	9.700%	11/10/18	65,952	84,260
Altria Group Inc.	9.250%	8/6/19	55,737	72,882
Amgen Inc.	2.125%	5/15/17	76,690	78,187
Amgen Inc.	5.850%	6/1/17	34,455	38,021
Amgen Inc.	6.150%	6/1/18	4,525	5,173
Amgen Inc.	5.700%	2/1/19	7,895	9,025
Amgen Inc.	2.200%	5/22/19	55,125	55,975
Anheuser-Busch Cos. LLC	5.050%	10/15/16	4,875	5,224
Anheuser-Busch Cos. LLC	5.600%	3/1/17	5,275	5,768
Anheuser-Busch Cos. LLC	5.500%	1/15/18	8,650	9,700
Anheuser-Busch InBev Finance Inc.	0.800%	1/15/16	19,993	20,055
Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	11,020	11,052
Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	20,035	20,487
Anheuser-Busch InBev Worldwide Inc.	3.625%	4/15/15	9,725	9,787
Anheuser-Busch InBev Worldwide Inc.	0.800%	7/15/15	19,647	19,679
Anheuser-Busch InBev Worldwide Inc.	2.875%	2/15/16	17,115	17,487
Anheuser-Busch InBev Worldwide Inc.	1.375%	7/15/17	64,832	65,428
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	22,450	27,561
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	9,850	11,416
Baxter International Inc.	5.375%	6/1/18	9,745	10,898
7 Bayer US Finance LLC	1.500%	10/6/17	19,525	19,656
7 Bayer US Finance LLC	2.375%	10/8/19	58,575	60,012
Becton Dickinson & Co.	1.800%	12/15/17	29,300	29,592
Becton Dickinson & Co.	2.675%	12/15/19	9,815	10,086
Biogen Idec Inc.	6.875%	3/1/18	4,880	5,653
Boston Scientific Corp.	6.250%	11/15/15	10,150	10,563
Boston Scientific Corp.	6.400%	6/15/16	15,572	16,645
Boston Scientific Corp.	2.650%	10/1/18	20,960	21,371
Bottling Group LLC	5.500%	4/1/16	12,544	13,262
Cardinal Health Inc.	1.900%	6/15/17	6,830	6,923
Cardinal Health Inc.	1.700%	3/15/18	20,540	20,646
7 Cargill Inc.	1.900%	3/1/17	26,995	27,390
7 Cargill Inc.	6.000%	11/27/17	12,295	13,816
10 Cargill Inc.	1.875%	9/4/19	9,766	11,775
Catholic Health Initiatives Colorado GO	2.600%	8/1/18	2,900	2,980
Celgene Corp.	2.300%	8/15/18	10,070	10,297
Clorox Co.	5.950%	10/15/17	4,880	5,469
Coca-Cola Co.	1.650%	3/14/18	6,774	6,892
Coca-Cola Co.	1.150%	4/1/18	14,755	14,828
Coca-Cola Co.	1.650%	11/1/18	14,645	14,837

24

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Coca-Cola Co.	4.875%	3/15/19	22,000	25,174
Coca-Cola Co.	3.150%	11/15/20	7,695	8,269
Coca-Cola Co.	3.300%	9/1/21	14,510	15,671
Coca-Cola Femsa SAB de CV	2.375%	11/26/18	18,500	18,751
Colgate-Palmolive Co.	0.900%	5/1/18	24,500	24,368
ConAgra Foods Inc.	1.300%	1/25/16	29,250	29,345
ConAgra Foods Inc.	5.819%	6/15/17	2,977	3,269
ConAgra Foods Inc.	1.900%	1/25/18	28,800	28,784
ConAgra Foods Inc.	2.100%	3/15/18	2,811	2,842
ConAgra Foods Inc.	7.000%	4/15/19	3,909	4,648
Constellation Brands Inc.	3.875%	11/15/19	9,750	10,055
Constellation Brands Inc.	3.750%	5/1/21	5,130	5,168
Covidien International Finance SA	1.350%	5/29/15	19,185	19,231
Covidien International Finance SA	2.800%	6/15/15	14,040	14,150
Covidien International Finance SA	6.000%	10/15/17	48,315	54,319
CR Bard Inc.	1.375%	1/15/18	15,595	15,580
Delhaize Group SA	6.500%	6/15/17	13,054	14,647
Diageo Capital plc	1.125%	4/29/18	7,115	7,057
Dignity Health	2.637%	11/1/19	2,000	2,049
Edwards Lifesciences Corp.	2.875%	10/15/18	24,400	25,237
Express Scripts Holding Co.	2.650%	2/15/17	52,581	54,070
Genentech Inc.	4.750%	7/15/15	15,730	16,036
General Mills Inc.	0.875%	1/29/16	10,175	10,205
General Mills Inc.	5.700%	2/15/17	9,110	9,935
General Mills Inc.	1.400%	10/20/17	14,685	14,726
Gilead Sciences Inc.	3.050%	12/1/16	17,680	18,375
Gilead Sciences Inc.	2.350%	2/1/20	14,645	15,052
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	16,600	18,899
Ingredion Inc.	1.800%	9/25/17	5,855	5,871
Kraft Foods Group Inc.	2.250%	6/5/17	6,275	6,382
Kraft Foods Group Inc.	6.125%	8/23/18	14,240	16,177
Kroger Co.	1.200%	10/17/16	6,840	6,863
Kroger Co.	2.200%	1/15/17	6,895	7,036
Kroger Co.	6.800%	12/15/18	5,950	7,018
Kroger Co.	2.300%	1/15/19	31,250	31,848
Laboratory Corp. of America Holdings	2.625%	2/1/20	9,765	9,879
Life Technologies Corp.	4.400%	3/1/15	14,600	14,642
Lorillard Tobacco Co.	3.500%	8/4/16	30,285	31,251
Lorillard Tobacco Co.	8.125%	6/23/19	20,285	24,972
10 Luxottica Group SPA	3.625%	3/19/19	11,684	14,875
McKesson Corp.	0.950%	12/4/15	23,400	23,452
McKesson Corp.	3.250%	3/1/16	16,079	16,464
McKesson Corp.	5.700%	3/1/17	5,675	6,190
McKesson Corp.	2.284%	3/15/19	34,250	34,884
Medco Health Solutions Inc.	7.125%	3/15/18	32,695	38,128
7 Medtronic Inc.	1.500%	3/15/18	28,725	28,927
7 Medtronic Inc.	2.500%	3/15/20	31,860	32,811
Merck Sharp & Dohme Corp.	4.750%	3/1/15	6,100	6,120
Merck Sharp & Dohme Corp.	5.000%	6/30/19	14,231	16,337
Mondelez International Inc.	4.125%	2/9/16	34,520	35,615
Mondelez International Inc.	6.500%	8/11/17	5,200	5,856
Mondelez International Inc.	2.250%	2/1/19	38,795	39,247
Mondelez International Inc.	5.375%	2/10/20	17,650	20,284
Mylan Inc.	1.800%	6/24/16	31,375	31,653
Mylan Inc.	2.600%	6/24/18	56,410	57,738
Mylan Inc.	2.550%	3/28/19	4,890	4,960
Nabisco Inc.	7.550%	6/15/15	4,940	5,059
Newell Rubbermaid Inc.	2.050%	12/1/17	12,540	12,631
Newell Rubbermaid Inc.	2.875%	12/1/19	34,175	34,948
PepsiCo Inc.	0.700%	2/26/16	14,650	14,693
PepsiCo Inc.	2.500%	5/10/16	21,805	22,323
PepsiCo Inc.	5.000%	6/1/18	11,720	13,070
PepsiCo Inc.	7.900%	11/1/18	13,680	16,781
7 Pernod Ricard SA	2.950%	1/15/17	58,895	60,690

25

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
7 Pernod Ricard SA	4.450%	1/15/22	2,925	3,216
Perrigo Co. plc	2.300%	11/8/18	14,645	14,814
Pfizer Inc.	5.350%	3/15/15	12,870	12,945
Pfizer Inc.	6.200%	3/15/19	62,232	73,734
Pharmacia Corp.	6.500%	12/1/18	8,300	9,844
Philip Morris International Inc.	2.500%	5/16/16	20,635	21,142
Philip Morris International Inc.	1.125%	8/21/17	4,975	4,990
Philip Morris International Inc.	5.650%	5/16/18	19,490	22,178
Procter & Gamble Co.	4.850%	12/15/15	2,925	3,037
Procter & Gamble Co.	4.700%	2/15/19	25,590	28,926
Quest Diagnostics Inc.	2.700%	4/1/19	19,535	19,870
Reynolds American Inc.	6.750%	6/15/17	10,880	12,136
7 Roche Holdings Inc.	6.000%	3/1/19	28,932	33,865
7 Roche Holdings Inc.	2.250%	9/30/19	29,295	30,099
Sanofi	1.250%	4/10/18	48,805	48,882
St. Jude Medical Inc.	2.500%	1/15/16	19,505	19,828
Stryker Corp.	1.300%	4/1/18	11,850	11,836
Sutter Health California GO	1.090%	8/15/53	10,000	9,838
Sysco Corp.	2.350%	10/2/19	45,700	46,787
Sysco Corp.	3.000%	10/2/21	9,750	10,123
7 Takeda Pharmaceutical Co. Ltd.	1.625%	3/17/17	57,004	57,383
Teva Pharmaceutical Finance Co. BV	2.400%	11/10/16	38,780	39,711
Teva Pharmaceutical Finance II BV / Teva
Pharmaceutical Finance III LLC	3.000%	6/15/15	45,900	46,291
Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	15,365	15,495
Thermo Fisher Scientific Inc.	5.000%	6/1/15	2,330	2,363
Thermo Fisher Scientific Inc.	3.200%	3/1/16	19,490	19,968
Thermo Fisher Scientific Inc.	2.250%	8/15/16	13,695	13,937
Tyson Foods Inc.	6.600%	4/1/16	38,530	41,011
Tyson Foods Inc.	2.650%	8/15/19	52,475	53,933
Whirlpool Corp.	6.500%	6/15/16	2,950	3,170
Whirlpool Corp.	1.650%	11/1/17	19,525	19,669
Wyeth LLC	5.500%	2/15/16	9,745	10,250
Wyeth LLC	5.450%	4/1/17	3,270	3,591
Zoetis Inc.	1.875%	2/1/18	35,915	35,962
Energy (3.4%)
Anadarko Petroleum Corp.	5.950%	9/15/16	35,870	38,361
Anadarko Petroleum Corp.	6.375%	9/15/17	12,242	13,611
BP Capital Markets plc	3.200%	3/11/16	77,518	79,536
BP Capital Markets plc	2.248%	11/1/16	37,575	38,295
BP Capital Markets plc	1.846%	5/5/17	41,475	41,981
BP Capital Markets plc	1.375%	11/6/17	29,250	29,164
BP Capital Markets plc	1.375%	5/10/18	35,175	34,867
BP Capital Markets plc	2.241%	9/26/18	24,638	25,016
BP Capital Markets plc	4.750%	3/10/19	30,289	33,533
BP Capital Markets plc	2.237%	5/10/19	24,500	24,801
Canadian Natural Resources Ltd.	1.750%	1/15/18	9,750	9,661
Chevron Corp.	1.345%	11/15/17	48,815	49,230
Chevron Corp.	1.104%	12/5/17	13,700	13,715
Chevron Corp.	1.718%	6/24/18	29,300	29,752
ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	34,080	36,825
DCP Midstream Operating LP	2.700%	4/1/19	5,445	5,244
Dominion Gas Holdings LLC	2.500%	12/15/19	21,500	22,041
Dominion Gas Holdings LLC	3.550%	11/1/23	12,700	13,428
El Paso Natural Gas Co. LLC	5.950%	4/15/17	10,300	11,081
El Paso Pipeline Partners Operating Co. LLC	4.100%	11/15/15	38,508	39,275
7 Enable Midstream Partners LP	2.400%	5/15/19	19,530	19,290
5 Enbridge Energy Partners LP	8.050%	10/1/77	1,860	2,037
Energy Transfer Partners LP	6.125%	2/15/17	19,583	21,197
Energy Transfer Partners LP	6.700%	7/1/18	40,929	46,494
Energy Transfer Partners LP	4.150%	10/1/20	11,725	12,305
Ensco plc	3.250%	3/15/16	37,691	38,335
Ensco plc	4.700%	3/15/21	13,180	13,280

26

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
EOG Resources Inc.	5.875%	9/15/17	2,950	3,282
EOG Resources Inc.	5.625%	6/1/19	6,611	7,615
EOG Resources Inc.	4.400%	6/1/20	14,600	16,240
7 GS Caltex Corp.	5.500%	10/15/15	14,165	14,603
Kinder Morgan Energy Partners LP	3.500%	3/1/16	25,785	26,393
Kinder Morgan Energy Partners LP	6.000%	2/1/17	15,835	17,084
Kinder Morgan Energy Partners LP	5.950%	2/15/18	19,190	21,228
Kinder Morgan Energy Partners LP	2.650%	2/1/19	12,600	12,616
Kinder Morgan Energy Partners LP	3.500%	3/1/21	6,840	6,924
Kinder Morgan Inc.	7.000%	6/15/17	23,477	25,885
Kinder Morgan Inc.	2.000%	12/1/17	14,655	14,641
Kinder Morgan Inc.	7.250%	6/1/18	14,650	16,604
Kinder Morgan Inc.	3.050%	12/1/19	25,000	25,206
Kinder Morgan Inc.	4.300%	6/1/25	6,275	6,526
Kinder Morgan Inc.	5.550%	6/1/45	7,625	8,258
Marathon Oil Corp.	0.900%	11/1/15	12,630	12,611
Marathon Oil Corp.	5.900%	3/15/18	13,565	15,088
Nabors Industries Inc.	2.350%	9/15/16	16,600	16,445
Nabors Industries Inc.	6.150%	2/15/18	19,540	20,247
Noble Holding International Ltd.	3.450%	8/1/15	7,581	7,635
Noble Holding International Ltd.	3.050%	3/1/16	16,130	15,893
Occidental Petroleum Corp.	4.125%	6/1/16	5,369	5,610
Occidental Petroleum Corp.	1.750%	2/15/17	93,490	94,775
Occidental Petroleum Corp.	1.500%	2/15/18	41,620	41,680
ONEOK Partners LP	3.200%	9/15/18	11,720	11,972
ONEOK Partners LP	8.625%	3/1/19	7,940	9,497
Petro-Canada	6.050%	5/15/18	4,885	5,518
Phillips 66	2.950%	5/1/17	42,140	43,572
Pioneer Natural Resources Co.	6.650%	3/15/17	4,880	5,337
Pioneer Natural Resources Co.	6.875%	5/1/18	12,710	14,396
Plains All American Pipeline LP / PAA Finance Corp.	5.000%	2/1/21	9,640	10,738
Pride International Inc.	8.500%	6/15/19	7,750	9,118
Pride International Inc.	6.875%	8/15/20	11,625	13,106
Shell International Finance BV	5.200%	3/22/17	14,225	15,500
Shell International Finance BV	1.125%	8/21/17	6,900	6,922
Shell International Finance BV	1.900%	8/10/18	9,775	9,947
Shell International Finance BV	2.000%	11/15/18	15,675	15,953
Shell International Finance BV	4.300%	9/22/19	9,750	10,903
7 Southern Natural Gas Co. LLC	5.900%	4/1/17	11,470	12,374
Southwestern Energy Co.	7.500%	2/1/18	14,700	16,280
Southwestern Energy Co.	4.050%	1/23/20	9,750	9,888
Spectra Energy Partners LP	2.950%	9/25/18	9,770	10,080
Suncor Energy Inc.	6.100%	6/1/18	12,721	14,390
Total Capital Canada Ltd.	1.450%	1/15/18	43,977	44,292
Total Capital International SA	1.500%	2/17/17	28,465	28,736
Total Capital International SA	1.550%	6/28/17	18,112	18,284
Total Capital International SA	2.125%	1/10/19	39,500	40,300
Total Capital International SA	2.100%	6/19/19	14,600	14,943
Total Capital SA	2.125%	8/10/18	11,627	11,859
5 TransCanada PipeLines Ltd.	6.350%	5/15/67	5,060	4,866
Transocean Inc.	4.950%	11/15/15	29,393	29,687
Transocean Inc.	5.050%	12/15/16	60,726	59,967
Transocean Inc.	2.500%	10/15/17	65,947	57,704
Transocean Inc.	6.000%	3/15/18	19,535	17,777
Valero Energy Corp.	6.125%	6/15/17	9,010	9,920
Weatherford International LLC	6.350%	6/15/17	13,005	13,219
Weatherford International Ltd.	5.500%	2/15/16	9,760	9,863
Western Gas Partners LP	2.600%	8/15/18	6,840	6,909
Other Industrial (0.1%)
10 G4S International Finance plc	2.625%	12/6/18	10,777	13,044
7 Hutchison Whampoa International 11 Ltd.	4.625%	1/13/22	12,390	13,723
7 Hutchison Whampoa International 14 Ltd.	1.625%	10/31/17	35,955	35,643

27

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Technology (2.4%)
	Altera Corp.	1.750%	5/15/17	7,375	7,444
	Altera Corp.	2.500%	11/15/18	50,990	52,327
	Amphenol Corp.	2.550%	1/30/19	9,127	9,363
	Apple Inc.	1.000%	5/3/18	29,410	29,289
	Apple Inc.	2.100%	5/6/19	76,015	78,348
	Apple Inc.	2.850%	5/6/21	37,000	38,895
	Applied Materials Inc.	2.650%	6/15/16	9,800	10,019
	Baidu Inc.	2.250%	11/28/17	16,615	16,663
	Baidu Inc.	3.250%	8/6/18	31,200	32,115
	Baidu Inc.	2.750%	6/9/19	17,575	17,725
	Cisco Systems Inc.	4.950%	2/15/19	11,520	13,061
	Cisco Systems Inc.	2.125%	3/1/19	29,310	30,072
	Cisco Systems Inc.	4.450%	1/15/20	21,485	24,217
	Computer Sciences Corp.	2.500%	9/15/15	14,630	14,740
	Computer Sciences Corp.	6.500%	3/15/18	21,220	23,801
	Corning Inc.	1.450%	11/15/17	19,705	19,628
	Corning Inc.	6.625%	5/15/19	5,575	6,649
	EMC Corp.	1.875%	6/1/18	16,210	16,396
	Fidelity National Information Services Inc.	1.450%	6/5/17	9,765	9,755
	Fiserv Inc.	3.125%	6/15/16	3,225	3,316
	Fiserv Inc.	6.800%	11/20/17	3,900	4,441
	Hewlett-Packard Co.	2.350%	3/15/15	7,930	7,946
	Hewlett-Packard Co.	2.125%	9/13/15	14,010	14,129
	Hewlett-Packard Co.	2.200%	12/1/15	10,232	10,343
	Hewlett-Packard Co.	2.650%	6/1/16	25,208	25,736
	Hewlett-Packard Co.	3.000%	9/15/16	76,662	78,993
	Hewlett-Packard Co.	3.300%	12/9/16	24,852	25,842
	Hewlett-Packard Co.	5.400%	3/1/17	12,791	13,846
	Hewlett-Packard Co.	2.600%	9/15/17	36,000	37,017
	Hewlett-Packard Co.	5.500%	3/1/18	7,330	8,135
	Hewlett-Packard Co.	2.750%	1/14/19	26,040	26,772
	Intel Corp.	1.950%	10/1/16	7,780	7,955
	Intel Corp.	1.350%	12/15/17	59,675	60,121
	Intel Corp.	3.300%	10/1/21	9,765	10,524
	International Business Machines Corp.	1.250%	2/6/17	19,600	19,813
	International Business Machines Corp.	5.700%	9/14/17	25,910	29,031
	International Business Machines Corp.	1.250%	2/8/18	9,700	9,746
	International Business Machines Corp.	7.625%	10/15/18	18,250	22,248
	International Business Machines Corp.	1.950%	2/12/19	48,840	50,109
	International Business Machines Corp.	1.625%	5/15/20	7,810	7,759
	KLA-Tencor Corp.	2.375%	11/1/17	6,835	6,924
	KLA-Tencor Corp.	3.375%	11/1/19	3,625	3,782
	Microsoft Corp.	0.875%	11/15/17	9,620	9,604
	Oracle Corp.	1.200%	10/15/17	27,305	27,433
	Oracle Corp.	5.750%	4/15/18	12,700	14,464
	Oracle Corp.	2.375%	1/15/19	24,420	25,260
	Oracle Corp.	5.000%	7/8/19	13,670	15,608
	Oracle Corp.	2.250%	10/8/19	82,990	85,278
	Oracle Corp.	2.800%	7/8/21	31,730	33,049
	Pitney Bowes Inc.	5.600%	3/15/18	4,880	5,366
	Seagate HDD Cayman	3.750%	11/15/18	14,000	14,525
	Tyco Electronics Group SA	2.375%	12/17/18	14,650	14,985
	Tyco Electronics Group SA	2.350%	8/1/19	9,750	9,902
	Xerox Business Services LLC	5.200%	6/1/15	9,750	9,891
	Xerox Corp.	4.250%	2/15/15	20,250	20,272
	Xerox Corp.	5.625%	12/15/19	15,675	17,955
	Xilinx Inc.	2.125%	3/15/19	19,500	19,839
	Transportation (1.2%)
5,7	AA Aircraft Financing 2013-1 LLC	6.500%	11/1/17	18,780	19,062
10	Aeroporti di Roma SPA	3.250%	2/20/21	7,855	10,034
	AFC X Ltd.	3.140%	5/31/15	48,820	48,759
5,7	AFC X Ltd.	3.500%	5/31/15	26,600	26,068

28

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5,7	American Airlines 2013-2 Class A Pass Through Trust	3.596%	11/1/19	32,521	32,683
	Canadian National Railway Co.	5.850%	11/15/17	15,930	17,917
	Canadian National Railway Co.	5.550%	3/1/19	3,810	4,412
	Canadian National Railway Co.	2.850%	12/15/21	10,400	10,806
	Canadian Pacific Railway Co.	6.500%	5/15/18	14,710	16,983
	Canadian Pacific Railway Co.	7.250%	5/15/19	8,325	10,120
	Canadian Pacific Railway Ltd.	4.500%	1/15/22	6,090	6,901
5	Continental Airlines 1997-4 Class A Pass Through Trust	6.900%	7/2/19	4,150	4,378
5	Continental Airlines 1998-1 Class A Pass Through Trust	6.648%	3/15/19	2,595	2,711
5	Continental Airlines 1998-1 Class B Pass Through Trust	6.748%	9/15/18	3,585	3,773
5	Continental Airlines 1999-1 Class B Pass Through Trust	6.795%	2/2/20	1,417	1,488
5	Continental Airlines 2000-1 Class A-1 Pass Through
	Trust	8.048%	11/1/20	5,564	6,294
5	Continental Airlines 2005-ERJ1 Pass Through Trust	9.798%	4/1/21	4,890	5,465
5	Continental Airlines 2012-2 Class B Pass Through Trust	5.500%	4/29/22	3,058	3,241
	CSX Corp.	6.250%	4/1/15	3,845	3,879
	CSX Corp.	6.250%	3/15/18	30,078	34,397
5	Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718%	7/2/24	16,106	18,683
5	Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	6/17/21	3,458	4,012
5	Delta Air Lines 2010-1 Class A Pass Through Trust	6.200%	1/2/20	10,994	12,134
5	Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	2,646	2,858
7	ERAC USA Finance LLC	5.600%	5/1/15	10,245	10,368
7	ERAC USA Finance LLC	1.400%	4/15/16	8,775	8,817
7	ERAC USA Finance LLC	6.375%	10/15/17	11,170	12,587
7	ERAC USA Finance LLC	2.800%	11/1/18	16,645	17,207
7	ERAC USA Finance LLC	2.350%	10/15/19	11,715	11,869
5	Hawaiian Airlines 2013-1 Class A Pass Through
	Certificates	3.900%	1/15/26	7,780	7,819
	JB Hunt Transport Services Inc.	3.375%	9/15/15	16,590	16,836
	JB Hunt Transport Services Inc.	2.400%	3/15/19	5,100	5,203
[5,6,12]	JetBlue Airways 2004-2 G-2 Pass Through Trust	0.682%	5/15/18	9,655	9,498
	Ryder System Inc.	7.200%	9/1/15	10,820	11,220
	Ryder System Inc.	5.850%	11/1/16	8,440	9,095
	Ryder System Inc.	2.500%	3/1/17	12,635	12,928
	Ryder System Inc.	2.450%	11/15/18	5,850	5,982
	Ryder System Inc.	2.350%	2/26/19	7,499	7,591
	Ryder System Inc.	2.550%	6/1/19	6,840	6,982
5	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	4,125	4,744
5,7	UAL 2009-2B Pass Through Trust	12.000%	7/15/17	3,273	3,510
	Union Pacific Corp.	5.750%	11/15/17	9,624	10,822
	Union Pacific Corp.	5.700%	8/15/18	28,989	33,321
	Union Pacific Corp.	2.250%	2/15/19	15,645	16,124
	Union Pacific Corp.	1.800%	2/1/20	8,400	8,462
	United Continental Holdings Inc.	6.375%	6/1/18	6,335	6,755
	United Parcel Service Inc.	1.125%	10/1/17	6,890	6,937
	United Parcel Service Inc.	5.500%	1/15/18	14,239	16,010
	United Parcel Service Inc.	5.125%	4/1/19	50,822	58,143
					14,304,248
Utilities (3.8%)
	Electric (3.6%)
	Ameren Illinois Co.	6.125%	11/15/17	6,810	7,734
	Ameren Illinois Co.	6.250%	4/1/18	4,690	5,328
	American Electric Power Co. Inc.	1.650%	12/15/17	35,350	35,623
	Appalachian Power Co.	5.000%	6/1/17	5,605	6,079
	Arizona Public Service Co.	4.650%	5/15/15	5,850	5,915
	Arizona Public Service Co.	6.250%	8/1/16	4,027	4,347
	Arizona Public Service Co.	8.750%	3/1/19	10,210	13,076
	Baltimore Gas & Electric Co.	5.900%	10/1/16	6,810	7,375
	Berkshire Hathaway Energy Co.	5.750%	4/1/18	44,956	50,929
	Berkshire Hathaway Energy Co.	2.000%	11/15/18	39,110	39,809
	Berkshire Hathaway Energy Co.	2.400%	2/1/20	17,600	17,919
	CenterPoint Energy Inc.	5.950%	2/1/17	21,490	23,448
	CenterPoint Energy Inc.	6.500%	5/1/18	7,270	8,353

29

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	CMS Energy Corp.	6.550%	7/17/17	2,685	2,997
	CMS Energy Corp.	5.050%	2/15/18	45,575	49,752
	Commonwealth Edison Co.	5.950%	8/15/16	38,287	41,211
	Commonwealth Edison Co.	1.950%	9/1/16	34,145	34,794
	Commonwealth Edison Co.	6.150%	9/15/17	27,921	31,464
	Commonwealth Edison Co.	5.800%	3/15/18	36,085	41,070
	Commonwealth Edison Co.	2.150%	1/15/19	6,840	6,993
	Consolidated Edison Co. of New York Inc.	6.650%	4/1/19	11,010	13,221
	Consumers Energy Co.	5.500%	8/15/16	2,249	2,412
	Consumers Energy Co.	5.150%	2/15/17	14,095	15,231
	Consumers Energy Co.	5.650%	9/15/18	12,700	14,658
	Consumers Energy Co.	6.125%	3/15/19	25,262	29,811
	Consumers Energy Co.	6.700%	9/15/19	27,675	33,577
	DTE Electric Co.	5.600%	6/15/18	16,931	19,349
	Duke Energy Carolinas LLC	5.300%	10/1/15	10,750	11,090
	Duke Energy Carolinas LLC	5.100%	4/15/18	25,322	28,451
	Duke Energy Carolinas LLC	7.000%	11/15/18	31,297	37,470
	Duke Energy Corp.	1.625%	8/15/17	12,560	12,729
	Duke Energy Corp.	2.100%	6/15/18	10,490	10,726
	Duke Energy Corp.	6.250%	6/15/18	21,562	24,916
	Duke Energy Corp.	5.050%	9/15/19	12,700	14,462
	Duke Energy Florida Inc.	0.650%	11/15/15	7,390	7,396
	Duke Energy Florida Inc.	5.100%	12/1/15	43,735	45,412
	Duke Energy Florida Inc.	5.800%	9/15/17	11,462	12,782
	Duke Energy Florida Inc.	5.650%	6/15/18	33,710	38,471
	Duke Energy Florida Inc.	4.550%	4/1/20	11,725	13,266
	Duke Energy Progress Inc.	5.150%	4/1/15	4,900	4,936
	Duke Energy Progress Inc.	5.250%	12/15/15	14,870	15,485
	Duke Energy Progress Inc.	5.300%	1/15/19	10,410	11,850
7	EDP Finance BV	4.125%	1/15/20	29,100	29,805
	Entergy Corp.	3.625%	9/15/15	18,420	18,719
	Entergy Corp.	4.700%	1/15/17	11,695	12,331
	Exelon Corp.	4.900%	6/15/15	9,760	9,906
	Exelon Generation Co. LLC	6.200%	10/1/17	16,105	18,014
	Exelon Generation Co. LLC	2.950%	1/15/20	19,535	19,864
	FirstEnergy Corp.	4.250%	3/15/23	21,180	22,376
7	FirstEnergy Transmission LLC	4.350%	1/15/25	28,370	30,243
5,7	FPL Energy Marcus Hook LP	7.590%	7/10/18	16,410	17,723
	Georgia Power Co.	3.000%	4/15/16	6,885	7,088
	Georgia Power Co.	5.700%	6/1/17	5,285	5,846
	LG&E & KU Energy LLC	2.125%	11/15/15	34,635	34,908
	Louisville Gas & Electric Co.	1.625%	11/15/15	5,040	5,076
	MidAmerican Energy Co.	5.950%	7/15/17	14,170	15,809
	MidAmerican Energy Co.	5.300%	3/15/18	37,367	41,972
	National Rural Utilities Cooperative Finance Corp.	1.900%	11/1/15	12,270	12,398
	National Rural Utilities Cooperative Finance Corp.	3.050%	3/1/16	7,800	8,021
	National Rural Utilities Cooperative Finance Corp.	5.450%	4/10/17	11,411	12,486
	National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	32,768	36,867
	National Rural Utilities Cooperative Finance Corp.	2.150%	2/1/19	27,680	28,282
	National Rural Utilities Cooperative Finance Corp.	2.300%	11/15/19	13,665	14,011
	National Rural Utilities Cooperative Finance Corp.	2.000%	1/27/20	19,750	19,867
	National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	31,755	32,374
	Nevada Power Co.	6.500%	5/15/18	32,715	38,009
	Nevada Power Co.	6.500%	8/1/18	9,683	11,291
	NextEra Energy Capital Holdings Inc.	2.400%	9/15/19	16,600	16,932
	NextEra Energy Capital Holdings Inc.	2.700%	9/15/19	55,670	57,366
	Northeast Utilities	1.450%	5/1/18	21,490	21,414
	Northern States Power Co.	5.250%	3/1/18	2,890	3,246
	NSTAR Electric Co.	5.625%	11/15/17	2,000	2,231
	NSTAR LLC	4.500%	11/15/19	5,410	5,975
	Ohio Power Co.	6.000%	6/1/16	9,838	10,512
7	Origin Energy Finance Ltd.	3.500%	10/9/18	4,790	4,890
10	Origin Energy Finance Ltd.	3.500%	10/4/21	6,546	8,020
7	Origin Energy Finance Ltd.	5.450%	10/14/21	9,190	10,026

30

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pacific Gas & Electric Co.	5.625%	11/30/17	52,634	58,682
Pacific Gas & Electric Co.	3.500%	10/1/20	4,875	5,198
PacifiCorp	5.650%	7/15/18	20,566	23,579
PacifiCorp	5.500%	1/15/19	4,630	5,323
PacifiCorp	3.850%	6/15/21	3,900	4,313
Pennsylvania Electric Co.	6.050%	9/1/17	5,445	6,047
PG&E Corp.	2.400%	3/1/19	25,192	25,678
PPL Capital Funding Inc.	1.900%	6/1/18	13,915	14,004
Public Service Co. of Colorado	5.800%	8/1/18	9,680	11,137
Public Service Co. of New Mexico	7.950%	5/15/18	8,700	10,310
Public Service Electric & Gas Co.	5.300%	5/1/18	2,930	3,294
Public Service Electric & Gas Co.	2.300%	9/15/18	28,815	29,683
Sierra Pacific Power Co.	6.000%	5/15/16	18,500	19,744
South Carolina Electric & Gas Co.	5.250%	11/1/18	1,125	1,287
South Carolina Electric & Gas Co.	6.500%	11/1/18	12,181	14,383
Southern California Edison Co.	1.125%	5/1/17	6,840	6,858
Southern California Edison Co.	5.500%	8/15/18	5,295	6,026
Southern Co.	1.300%	8/15/17	11,710	11,738
Southern Co.	2.150%	9/1/19	11,710	11,933
Southwestern Electric Power Co.	5.550%	1/15/17	2,010	2,176
Southwestern Electric Power Co.	5.875%	3/1/18	10,080	11,354
Tampa Electric Co.	6.100%	5/15/18	21,670	24,968
TECO Finance Inc.	4.000%	3/15/16	14,045	14,548
TECO Finance Inc.	6.572%	11/1/17	10,008	11,342
Union Electric Co.	6.400%	6/15/17	12,271	13,731
Union Electric Co.	6.700%	2/1/19	16,542	19,724
5 Wisconsin Energy Corp.	6.250%	5/15/67	5,460	5,494
Xcel Energy Inc.	0.750%	5/9/16	35,312	35,372
Natural Gas (0.2%)
Atmos Energy Corp.	8.500%	3/15/19	9,760	12,326
Sempra Energy	6.500%	6/1/16	46,264	49,723
Sempra Energy	2.300%	4/1/17	36,630	37,538
Sempra Energy	6.150%	6/15/18	13,585	15,577
Other Utility (0.0%)
American Water Capital Corp.	6.085%	10/15/17	9,357	10,520

				2,029,425

Total Corporate Bonds (Cost $30,558,268)				30,841,974

Sovereign Bonds (U.S. Dollar-Denominated) (7.3%)
Abu Dhabi National Energy Co.	4.125%	3/13/17	4,077	4,281
7 Banco de Costa Rica	5.250%	8/12/18	4,800	4,812
7 Banco del Estado de Chile	2.000%	11/9/17	6,200	6,217
7 Banco del Estado de Chile	3.875%	2/8/22	2,000	2,049
Banco do Brasil SA	3.875%	1/23/17	11,085	11,365
7 Banco do Nordeste do Brasil SA	3.625%	11/9/15	2,000	2,005
7 Banco Latinoamericano de Comercio Exterior SA	3.750%	4/4/17	9,750	10,022
7 Banco Nacional de Desenvolvimento Economico e
Social	3.375%	9/26/16	6,400	6,448
7 Banco Nacional de Desenvolvimento Economico e
Social	4.000%	4/14/19	9,765	9,789
Banco Nacional de Desenvolvimento Economico e
Social	4.000%	4/14/19	3,000	3,008
7 Bank Nederlandse Gemeenten	1.375%	3/23/15	14,600	14,622
7 Bank Nederlandse Gemeenten	0.875%	2/21/17	23,500	23,616
7 Bank Nederlandse Gemeenten	2.500%	1/23/23	2,450	2,561
7 Bermuda	4.138%	1/3/23	6,000	6,009
7 Bermuda	4.854%	2/6/24	5,800	6,057
7 Caisse d'Amortissement de la Dette Sociale	1.750%	2/24/15	4,850	4,854
7 Caisse d'Amortissement de la Dette Sociale	1.125%	1/30/17	3,000	3,025
7 Caisse d'Amortissement de la Dette Sociale	1.375%	1/29/18	4,875	4,931
7 Caixa Economica Federal	2.375%	11/6/17	12,375	11,945
7 CDP Financial Inc.	3.150%	7/24/24	24,580	26,078

31

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
7	Centrais Eletricas Brasileiras SA	7.750%	11/30/15	2,250	2,284
	Centrais Eletricas Brasileiras SA	5.750%	10/27/21	10,800	9,612
7	CNOOC Finance 2012 Ltd.	3.875%	5/2/22	1,800	1,877
	CNOOC Finance 2013 Ltd.	1.750%	5/9/18	4,000	3,968
7	CNPC General Capital Ltd.	1.450%	4/16/16	2,000	2,000
7	CNPC General Capital Ltd.	2.750%	4/19/17	4,875	4,953
7	CNPC General Capital Ltd.	2.750%	5/14/19	9,765	9,797
7	CNPC HK Overseas Capital Ltd.	3.125%	4/28/16	5,000	5,097
7	Corp Nacional del Cobre de Chile	4.875%	11/4/44	4,250	4,358
7	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	4,825	5,094
7	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	15,796	16,367
	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	2,800	2,906
7	Corp. Nacional del Cobre de Chile	3.000%	7/17/22	19,525	18,944
7	Corp. Nacional del Cobre de Chile	4.500%	8/13/23	10,800	11,462
	Corporacion Andina De Fomento	3.750%	1/15/16	69,219	70,969
	Corporacion Andina De Fomento	5.750%	1/12/17	8,900	9,638
	Corporacion Andina De Fomento	1.500%	8/8/17	8,790	8,887
	Corporacion Andina De Fomento	4.375%	6/15/22	32,912	36,302
7	Democratic Socialist Republic of Sri Lanka	5.125%	4/11/19	4,800	4,866
	Development Bank of Japan Inc.	2.875%	4/20/15	5,000	5,028
	Development Bank of Japan Inc.	2.750%	3/15/16	6,900	7,075
13	Development Bank of Japan Inc.	5.125%	2/1/17	4,800	5,209
	Development Bank of Kazakhstan JSC	5.500%	12/20/15	310	314
7	Development Bank of Kazakhstan JSC	5.500%	12/20/15	2,762	2,810
7,14	Dexia Credit Local SA	1.250%	10/18/16	12,700	12,793
	Ecopetrol SA	7.375%	9/18/43	3,900	4,323
	Ecopetrol SA	5.875%	5/28/45	23,770	22,700
7	Electricite de France SA	1.150%	1/20/17	58,610	58,881
7	Electricite de France SA	2.150%	1/22/19	34,190	34,854
7	Electricite de France SA	6.000%	1/22/14	1,610	2,040
5,7	ENA Norte Trust	4.950%	4/25/28	1,794	1,821
	Eskom Holdings SOC Ltd.	5.750%	1/26/21	32,800	32,144
	European Investment Bank	2.500%	5/16/16	5,000	5,137
	Export-Import Bank of Korea	5.125%	3/16/15	9,600	9,650
	Export-Import Bank of Korea	4.125%	9/9/15	33,625	34,318
	Export-Import Bank of Korea	3.750%	10/20/16	18,695	19,519
	Export-Import Bank of Korea	4.000%	1/11/17	98,200	103,211
	Export-Import Bank of Korea	2.875%	9/17/18	11,700	12,108
	Export-Import Bank of Korea	4.000%	1/29/21	2,000	2,206
7	Federation of Malaysia	2.991%	7/6/16	4,875	4,995
	Federative Republic of Brazil	7.875%	3/7/15	64,300	64,750
5	Federative Republic of Brazil	8.000%	1/15/18	20,267	22,040
	Federative Republic of Brazil	4.875%	1/22/21	16,770	17,660
5	Federative Republic of Brazil	11.000%	8/17/40	5,500	5,802
	Federative Republic of Brazil	5.000%	1/27/45	17,000	16,373
7	Fondo MIVIVIENDA SA	3.375%	4/2/19	19,500	19,707
	Fondo MIVIVIENDA SA	3.375%	4/2/19	4,850	4,899
	Gazprom Neft OAO Via GPN Capital SA	4.376%	9/19/22	3,000	2,145
	Gazprom OAO Via Gaz Capital SA	8.146%	4/11/18	8,350	8,047
	Hydro-Quebec	2.000%	6/30/16	21,750	22,196
	Industrial & Commercial Bank of China Ltd.	2.351%	11/13/17	14,720	14,775
	Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	15,950	16,347
	International Bank for Reconstruction & Development	0.625%	10/14/16	10,000	9,980
	IPIC GMTN Ltd.	3.125%	11/15/15	9,750	9,896
7	IPIC GMTN Ltd.	3.750%	3/1/17	2,850	2,985
13	Japan Bank for International Cooperation	2.875%	2/2/15	30,500	30,500
13	Japan Bank for International Cooperation	1.875%	9/24/15	60,350	60,932
13	Japan Bank for International Cooperation	2.500%	1/21/16	19,500	19,872
13	Japan Bank for International Cooperation	2.500%	5/18/16	22,000	22,593
13	Japan Bank for International Cooperation	2.250%	7/13/16	34,090	34,971
13	Japan Bank for International Cooperation	1.750%	7/31/18	26,800	27,290
13	Japan Finance Organization for Municipalities	4.625%	4/21/15	8,900	8,984
13	Japan Finance Organization for Municipalities	4.000%	1/13/21	9,750	11,050
	KazMunayGas National Co. JSC	9.125%	7/2/18	60,176	65,670

32

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
7 Kommunalbanken AS	2.375%	1/19/16	5,875	5,986
7 Kommunalbanken AS	0.875%	10/3/16	9,775	9,832
7 Kommunalbanken AS	1.125%	5/23/18	31,300	31,323
7 Kommunalbanken AS	2.125%	3/15/19	14,000	14,477
Korea Development Bank	4.375%	8/10/15	15,460	15,718
Korea Development Bank	1.000%	1/22/16	4,800	4,804
Korea Development Bank	3.250%	3/9/16	25,060	25,671
Korea Development Bank	4.000%	9/9/16	4,000	4,178
Korea Development Bank	3.875%	5/4/17	24,125	25,349
Korea Development Bank	3.500%	8/22/17	22,675	23,700
Korea Development Bank	1.500%	1/22/18	5,850	5,811
7 Korea Electric Power Corp.	3.000%	10/5/15	10,800	10,954
Korea Electric Power Corp.	3.000%	10/5/15	29,300	29,717
7 Korea Expressway Corp.	5.125%	5/20/15	3,900	3,950
7 Korea Expressway Corp.	1.625%	4/28/17	9,800	9,811
Korea Expressway Corp.	1.625%	4/28/17	9,800	9,811
Korea Expressway Corp.	1.875%	10/22/17	21,130	21,151
7 Korea Expressway Corp.	1.875%	10/22/17	1,000	1,002
Korea Finance Corp.	3.250%	9/20/16	9,800	10,113
Korea Finance Corp.	2.250%	8/7/17	7,725	7,827
Korea Gas Corp.	2.875%	7/29/18	4,800	4,930
7 Korea Hydro & Nuclear Power Co. Ltd.	3.125%	9/16/15	4,900	4,965
7 Korea Land & Housing Corp.	1.875%	8/2/17	7,000	7,050
7 Korea National Oil Corp.	2.875%	11/9/15	2,900	2,941
7 Korea National Oil Corp.	4.000%	10/27/16	19,201	20,061
7 Korea Resources Corp.	2.125%	5/2/18	4,675	4,694
7 Korea Western Power Co. Ltd.	2.875%	10/10/18	7,800	8,026
15 Landwirtschaftliche Rentenbank	3.125%	7/15/15	7,000	7,093
Majapahit Holding BV	8.000%	8/7/19	16,600	19,466
7 MDC-GMTN B.V.	3.750%	4/20/16	6,000	6,190
North American Development Bank	2.300%	10/10/18	3,675	3,746
North American Development Bank	2.400%	10/26/22	2,700	2,737
7 OCP SA	5.625%	4/25/24	8,325	9,085
16 Oesterreichische Kontrollbank AG	4.500%	3/9/15	6,300	6,326
16 Oesterreichische Kontrollbank AG	1.750%	10/5/15	59,400	60,007
16 Oesterreichische Kontrollbank AG	2.000%	6/3/16	24,350	24,876
7 Ooredoo International Finance Ltd.	3.375%	10/14/16	9,025	9,313
7 Ooredoo International Finance Ltd.	3.250%	2/21/23	4,925	4,983
7 Ooredoo International Finance Ltd.	3.875%	1/31/28	1,800	1,807
Pemex Project Funding Master Trust	5.750%	3/1/18	79,285	86,008
7 Perusahaan Gas Negara Persero Tbk PT	5.125%	5/16/24	17,500	18,462
7 Perusahaan Penerbit SBSN Indonesia II	4.000%	11/21/18	4,800	5,016
Petrobras Global Finance BV	2.000%	5/20/16	5,000	4,775
Petrobras Global Finance BV	4.875%	3/17/20	22,167	19,649
Petrobras International Finance Co. SA	2.875%	2/6/15	4,500	4,498
Petrobras International Finance Co. SA	3.875%	1/27/16	45,320	44,023
Petrobras International Finance Co. SA	6.125%	10/6/16	32,725	32,398
Petrobras International Finance Co. SA	5.875%	3/1/18	74,933	71,414
Petrobras International Finance Co. SA	5.750%	1/20/20	20,495	18,965
Petrobras International Finance Co. SA	6.875%	1/20/40	5,550	4,594
Petrobras International Finance Co. SA	6.750%	1/27/41	1,075	877
Petroleos Mexicanos	8.000%	5/3/19	6,700	7,979
Petroleos Mexicanos	6.000%	3/5/20	1,200	1,339
7 Petroleos Mexicanos	3.500%	7/23/20	63,480	63,837
Petroleos Mexicanos	5.500%	1/21/21	21,500	23,303
7 Petroleos Mexicanos	4.250%	1/15/25	16,225	15,997
7 Petroleos Mexicanos	5.625%	1/23/46	7,230	7,390
7 Petronas Capital Ltd.	5.250%	8/12/19	11,857	13,258
Province of Manitoba	2.625%	7/15/15	7,875	7,962
Province of Manitoba	1.300%	4/3/17	32,225	32,528
Province of New Brunswick	2.750%	6/15/18	485	511
Province of Nova Scotia	2.375%	7/21/15	43,820	44,270
Province of Ontario	2.950%	2/5/15	10,000	10,001
Province of Ontario	0.950%	5/26/15	36,025	36,068

33

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Province of Ontario	2.700%	6/16/15	82,595	83,241
	Province of Ontario	1.875%	9/15/15	62,047	62,700
	Province of Ontario	5.450%	4/27/16	5,000	5,301
	Province of Ontario	2.300%	5/10/16	67,725	69,208
	Province of Ontario	1.200%	2/14/18	5,200	5,226
	Province of Ontario	3.000%	7/16/18	15,905	16,880
7,17	Qatari Diar Finance QSC	3.500%	7/21/15	2,725	2,756
	Quebec	4.600%	5/26/15	9,750	9,872
	Quebec	5.000%	3/1/16	9,750	10,226
	Quebec	5.125%	11/14/16	11,000	11,852
	Quebec	3.500%	7/29/20	4,750	5,190
	Quebec	2.750%	8/25/21	16,785	17,626
	Quebec	2.625%	2/13/23	5,150	5,354
	Quebec	2.875%	10/16/24	6,750	7,100
5,7	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	6,002	6,505
	Republic of Colombia	7.375%	3/18/19	4,800	5,654
5	Republic of Colombia	5.625%	2/26/44	12,720	14,660
7	Republic of Costa Rica	7.000%	4/4/44	6,925	6,717
	Republic of Croatia	6.250%	4/27/17	17,940	19,010
	Republic of Indonesia	7.250%	4/20/15	6,493	6,578
	Republic of Indonesia	6.875%	1/17/18	12,193	13,795
	Republic of Indonesia	5.875%	3/13/20	33,400	37,618
	Republic of Indonesia	6.625%	2/17/37	10,100	12,398
	Republic of Italy	4.750%	1/25/16	45,945	47,681
10	Republic of Italy	2.150%	12/15/21	15,500	18,620
	Republic of Korea	5.125%	12/7/16	9,750	10,506
7	Republic of Latvia	5.250%	2/22/17	2,000	2,153
7	Republic of Latvia	2.750%	1/12/20	4,000	4,077
	Republic of Namibia	5.500%	11/3/21	8,850	9,558
	Republic of Panama	7.250%	3/15/15	4,305	4,334
	Republic of Peru	9.875%	2/6/15	33,200	33,117
	Republic of Poland	3.875%	7/16/15	36,080	36,626
	Republic of Poland	6.375%	7/15/19	34,090	40,162
	Republic of Poland	5.125%	4/21/21	11,335	13,005
	Republic of Poland	5.000%	3/23/22	39,165	44,858
	Republic of Serbia	5.250%	11/21/17	4,800	4,950
7	Republic of Serbia	5.250%	11/21/17	1,000	1,034
7	Republic of Serbia	5.875%	12/3/18	4,425	4,691
	Republic of Serbia	4.875%	2/25/20	4,800	4,890
	Republic of Slovakia	4.375%	5/21/22	3,000	3,338
7	Republic of Slovakia	4.375%	5/21/22	5,500	6,132
7	Republic of Slovenia	5.250%	2/18/24	10,700	12,332
	Republic of Turkey	7.250%	3/15/15	27,725	27,925
	Republic of Turkey	7.000%	9/26/16	110,605	120,066
	Republic of Turkey	7.500%	7/14/17	32,450	36,349
	Republic of Turkey	6.250%	9/26/22	13,300	15,477
	Republic of Turkey	4.875%	4/16/43	1,000	1,048
5,7	Rio Oil Finance Trust Series 2014-3	6.750%	1/6/27	14,160	13,594
7	Rosneft Finance SA	6.625%	3/20/17	5,900	5,590
	Rosneft Finance SA	7.875%	3/13/18	5,160	4,838
	Rosneft Oil Co. via Rosneft International Finance Ltd.	4.199%	3/6/22	12,200	8,235
	Russian Federation	3.500%	1/16/19	67,200	58,239
	Russian Federation	5.000%	4/29/20	43,700	38,723
	SABIC Capital II BV	2.625%	10/3/18	9,600	9,804
7	Saudi Electricity Global Sukuk Co. 3	4.000%	4/8/24	16,820	18,125
	Sberbank of Russia Via SB Capital SA	5.400%	3/24/17	17,600	16,280
	Sberbank of Russia Via SB Capital SA	6.125%	2/7/22	3,800	3,178
7	Sinopec Group Overseas Development 2012 Ltd.	2.750%	5/17/17	5,775	5,889
7	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	20,200	21,979
	State of Israel	5.500%	11/9/16	4,875	5,281
	State of Israel	4.000%	6/30/22	1,900	2,116
	State of Israel	3.150%	6/30/23	6,000	6,221
7	State of Qatar	3.125%	1/20/17	8,000	8,339
	Statoil ASA	1.800%	11/23/16	5,900	5,997

34

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Statoil ASA	3.125%	8/17/17	8,956	9,380
Statoil ASA	1.200%	1/17/18	5,150	5,134
Statoil ASA	2.250%	11/8/19	19,500	19,963
Statoil ASA	2.900%	11/8/20	10,000	10,507
Statoil ASA	3.150%	1/23/22	2,000	2,105
Svensk Exportkredit AB	1.750%	10/20/15	56,450	57,051
Svensk Exportkredit AB	2.125%	7/13/16	24,400	24,983
Svensk Exportkredit AB	1.750%	5/30/17	4,900	5,006
7 Temasek Financial I Ltd.	4.300%	10/25/19	7,250	8,145
7 Temasek Financial I Ltd.	2.375%	1/23/23	5,000	4,998
7 Turkiye Halk Bankasi AS	4.875%	7/19/17	1,800	1,852
United Mexican States	5.950%	3/19/19	10,320	11,789
United Mexican States	3.500%	1/21/21	11,500	11,878
United Mexican States	3.625%	3/15/22	9,670	9,988
United Mexican States	4.600%	1/23/46	2,930	3,056
United Mexican States	5.750%	10/12/10	13,800	15,498
Vnesheconombank Via VEB Finance plc	5.375%	2/13/17	51,485	45,757
Vnesheconombank Via VEB Finance plc	5.450%	11/22/17	10,700	9,095
Vnesheconombank Via VEB Finance plc	6.902%	7/9/20	41,230	30,510
VTB Bank OJSC Via VTB Capital SA	6.000%	4/12/17	87,690	76,729

Total Sovereign Bonds (Cost $3,912,202)				3,882,526

Taxable Municipal Bonds (0.4%)
California Department of Water Resources Water
System Revenue (Central Valley Project)	1.871%	12/1/19	9,800	9,921
California GO	5.950%	3/1/18	26,110	29,582
California GO	6.200%	10/1/19	13,650	16,247
Colorado Housing & Finance Authority Employment
Compensation Special Assessment Revenue	1.600%	5/15/16	14,600	14,758
Florida Hurricane Catastrophe Fund Finance Corp.
Revenue	1.298%	7/1/16	7,800	7,853
Florida Hurricane Catastrophe Fund Finance Corp.
Revenue	2.107%	7/1/18	5,350	5,443
George Washington University District of Columbia GO	3.485%	9/15/22	4,800	5,114
Harris County TX Toll Road Revenue	1.361%	8/15/17	9,750	9,780
Illinois GO	4.511%	3/1/15	7,780	7,807
Illinois GO	4.961%	3/1/16	25,550	26,555
Illinois GO	5.365%	3/1/17	16,540	17,743
JobsOhio Beverage System Statewide Liquor Profits
Revenue	1.570%	1/1/17	2,000	2,019
JobsOhio Beverage System Statewide Liquor Profits
Revenue	2.217%	1/1/19	1,850	1,884
Louisiana Local Government Environmental Facilities &
Community Development Authority Revenue 2010-
EGSL	3.220%	2/1/21	29,250	30,563
Louisiana Local Government Environmental Facilities &
Community Development Authority Revenue 2010-
ELL	3.450%	2/1/22	13,800	14,639
6 Mississippi GO (Nissan North America, Inc. Project)	0.869%	11/1/17	12,180	12,290
New York City NY Industrial Development Agency
Special Facility Revenue (American Airlines Inc. John
F. Kennedy International Airport Project)	7.500%	8/1/16	4,585	4,794
University of California Revenue	2.054%	5/15/18	3,400	3,500
University of California Revenue	1.745%	5/15/19	6,250	6,306

Total Taxable Municipal Bonds (Cost $220,640)				226,798

Tax-Exempt Municipal Bonds (0.0%)
Calhoun County TX Navigation Industrial Development
Authority Port Revenue (BP plc) VRDO	0.070%	2/6/15	10,000	10,000
7 Louisiana Public Facilities Authority Dock & Wharf
Revenue (Impala Warehousing LLC Project)	6.500%	7/1/36	6,700	7,604

Total Tax-Exempt Municipal Bonds (Cost $16,700)				17,604

35

Vanguard® Short-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

				Market
				Value
			Shares	($000)
Convertible Preferred Stocks (0.0%)
9 Lehman Brothers Holdings Inc. Pfd. (Cost $28,923)			29,160	—

	Coupon

Temporary Cash Investment (1.0%)
Money Market Fund (1.0%)
18 Vanguard Market Liquidity Fund
(Cost $520,265)	0.133%		520,264,638	520,265

		Expiration
		Date	Contract

Options on Futures Purchased (0.0%)
Call Options on 10-year U.S. Treasury Note Futures
Contracts, Strike Price $133.00		2/20/15	439	75
Put Options on 5-year U.S. Treasury Note Futures
Contracts, Strike Price $118.75		2/20/15	7,773	122
Total Options on Futures Purchased (Cost $5,738)				197
Total Investments (99.5%) (Cost $52,415,754)				52,809,481
Liabiliy for Options Written (0.0%)
Call Options on 5-year U.S. Treasury Note Futures Contracts, Strike Price $119.75		2/20/15	2,591	(4,271)
Call Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $130.00		2/20/15	875	(1,135)
Call Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $131.00		2/20/15	875	(629)
Call Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $132.00		2/20/15	439	(157)
Put Options on 5-year U.S. Treasury Note Futures Contracts, Strike Price $117.75		2/20/15	7,773	(61)
Put Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $128.00		2/20/15	1,314	(82)
Put Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $129.00		2/20/15	436	(75)

Total Liability for Options Written (Premiums received $5,353)				(6,410)
Other Assets and Liabilities—Net (0.5%)				248,583

Net Assets (100%)				53,051,654

1 Securities with a value of $4,927,000 have been segregated as collateral for open forward currency contracts and over-the-counter swap contracts.
2 Securities with a value of $6,714,000 have been segregated as initial margin for open cleared swap contracts.
3 Securities with a value of $21,207,000 have been segregated as initial margin for open futures contracts.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6 Adjustable-rate security.
7 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2015, the aggregate value of these securities was $5,556,823,000, representing 10.5% of net assets.
8 Security made only partial principal and/or interest payments during the period ended January 31, 2015.
9 Non-income-producing security--security in default.
10 Face amount denominated in euro.
11 Face amount denominated in British pounds.
12 Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
13 Guaranteed by the Government of Japan.
14 Guaranteed by multiple countries.
15 Guaranteed by the Federal Republic of Germany.
16 Guaranteed by the Republic of Austria.
17 Guaranteed by the State of Qatar.
18 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

36

Vanguard® Short-Term Investment-Grade Fund Schedule of Investments January 31, 2015 GO—General Obligation Bond.

REIT—Real Estate Investment Trust.

VRDO—Variable Rate Demand Obligation.

37

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (7.7%)
U.S. Government Securities (7.7%)
	United States Treasury Note/Bond	0.250%	5/31/15	116,500	116,573
	United States Treasury Note/Bond	0.250%	7/15/15	72,500	72,557
	United States Treasury Note/Bond	0.250%	10/15/15	161,500	161,626
	United States Treasury Note/Bond	2.625%	4/30/16	4,700	4,837
	United States Treasury Note/Bond	0.500%	9/30/16	315	316
	United States Treasury Note/Bond	0.375%	10/31/16	500	500
	United States Treasury Note/Bond	0.500%	11/30/16	5,250	5,258
1	United States Treasury Note/Bond	0.750%	1/15/17	90,500	91,038
	United States Treasury Note/Bond	0.625%	9/30/17	22,500	22,461
	United States Treasury Note/Bond	0.875%	10/15/17	73,610	73,966
	United States Treasury Note/Bond	0.875%	11/15/17	317,150	318,539
	United States Treasury Note/Bond	1.000%	12/15/17	178,500	179,867
	United States Treasury Note/Bond	0.875%	1/15/18	308,450	309,557
2	United States Treasury Note/Bond	2.875%	3/31/18	15,000	15,952
	United States Treasury Note/Bond	2.750%	2/15/19	6,395	6,831
	United States Treasury Note/Bond	1.250%	4/30/19	3,000	3,022
1	United States Treasury Note/Bond	3.625%	8/15/19	1,530	1,699
	United States Treasury Note/Bond	2.000%	8/31/21	31,250	32,334
	United States Treasury Note/Bond	2.375%	8/15/24	67,950	72,282
					1,489,215
Nonconventional Mortgage-Backed Securities (0.0%)
3,4,5	Freddie Mac Non Gold Pool	2.375%	8/1/32	457	474
3,4,5	Freddie Mac Non Gold Pool	2.393%	9/1/32	180	185
					659

Total U.S. Government and Agency Obligations (Cost $1,477,051)					1,489,874

Asset-Backed/Commercial Mortgage-Backed Securities (11.2%)
3	Ally Auto Receivables Trust 2013-SN1	0.900%	5/22/17	2,640	2,644
3	Ally Auto Receivables Trust 2014-SN2	1.210%	2/20/19	3,000	2,999
3,6	Ally Master Owner Trust Series 2010-2	4.590%	4/15/17	3,280	3,304
3,4	Ally Master Owner Trust Series 2010-4	1.236%	8/15/17	39,470	39,613
3,4,6	Ally Master Owner Trust Series 2010-4	1.717%	8/15/17	8,100	8,139
3,4,6	Ally Master Owner Trust Series 2010-4	2.117%	8/15/17	6,160	6,196
3	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	2,620	2,631
3,4	Ally Master Owner Trust Series 2014-1	0.637%	1/15/19	3,050	3,050
3	Ally Master Owner Trust Series 2014-1	1.290%	1/15/19	3,500	3,506
3	Ally Master Owner Trust Series 2014-3	1.330%	3/15/19	2,400	2,403
3	Ally Master Owner Trust Series 2014-5	1.600%	10/15/19	10,380	10,450
3,4	American Express Credit Account Secured Note Trust
	2008-2	1.427%	9/15/20	10,170	10,458
3,4	American Express Credit Account Secured Note Trust
	2012-4	0.717%	5/15/20	7,000	7,030
3,4	American Express Issuance Trust II 2013-1	0.447%	2/15/19	13,000	12,975
3,4,6	American Homes 4 Rent 2014-SFR1	1.250%	6/17/31	1,089	1,073
3,4,6	American Homes 4 Rent 2014-SFR1	1.600%	6/17/31	970	957
3,6	American Homes 4 Rent 2014-SFR2	3.786%	10/17/36	4,183	4,383
3,6	American Homes 4 Rent 2014-SFR2	4.290%	10/17/36	1,060	1,122
3,6	American Homes 4 Rent 2014-SFR3	3.678%	12/17/36	5,192	5,431
3,6	Americold 2010 LLC Trust Series 2010-ART	4.954%	1/14/29	6,000	6,765
3,6	Americold 2010 LLC Trust Series 2010-ART	6.811%	1/14/29	3,540	4,225
3	AmeriCredit Automobile Receivables Trust 2013-1	1.570%	1/8/19	720	721
3	AmeriCredit Automobile Receivables Trust 2013-2	1.790%	3/8/19	3,100	3,103
3	AmeriCredit Automobile Receivables Trust 2013-3	2.380%	6/10/19	1,500	1,519
3	AmeriCredit Automobile Receivables Trust 2013-3	3.000%	7/8/19	2,500	2,554
3	AmeriCredit Automobile Receivables Trust 2013-4	2.720%	9/9/19	1,660	1,690
3	AmeriCredit Automobile Receivables Trust 2013-4	3.310%	10/8/19	2,230	2,289
3	AmeriCredit Automobile Receivables Trust 2013-5	2.290%	11/8/19	1,470	1,486
3	AmeriCredit Automobile Receivables Trust 2013-5	2.860%	12/9/19	1,655	1,680
3	AmeriCredit Automobile Receivables Trust 2014-1	2.150%	3/9/20	1,000	1,003
3	AmeriCredit Automobile Receivables Trust 2014-2	2.180%	6/8/20	500	501
3,6	AOA 2015-1177 Mortgage Trust	2.957%	12/13/29	1,330	1,363

38

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3,6	Applebee's Funding LLC/IHOP Funding LLC 2014-1	4.277%	9/5/44	2,090	2,160
3,6	ARL Second LLC 2014-1A	2.920%	6/15/44	1,762	1,800
3,4,6	Arran Residential Mortgages Funding 2010-1 plc	1.632%	5/16/47	4,227	4,247
3,4,6	Arran Residential Mortgages Funding 2011-1 plc	1.682%	11/19/47	3,082	3,103
3,6	Aventura Mall Trust 2013-AVM	3.743%	12/5/32	1,100	1,193
3,6	Avis Budget Rental Car Funding AESOP LLC 2015-1A	2.500%	7/20/21	14,310	14,307
3,4	BA Credit Card Trust 2014-A1	0.547%	6/15/21	18,930	18,907
3,6	BAMLL Commercial Mortgage Securities Trust 2012-
	PARK	2.959%	12/10/30	4,975	5,144
3	Banc of America Commercial Mortgage Trust 2006-5	5.415%	9/10/47	2,215	2,334
3	Banc of America Commercial Mortgage Trust 2006-6	5.347%	10/10/45	4,366	4,632
3	Banc of America Commercial Mortgage Trust 2007-2	5.577%	4/10/49	3,330	3,583
3	Banc of America Commercial Mortgage Trust 2008-1	6.181%	2/10/51	5,776	6,421
3	Banc of America Commercial Mortgage Trust 2008-1	6.225%	2/10/51	20,640	22,855
3,4,6	Bank of America Student Loan Trust 2010-1A	1.056%	2/25/43	11,226	11,214
3,6	Bank of The West Auto Trust 2014-1	1.650%	3/16/20	9,400	9,493
3	Barclays Dryrock Issuance Trust_14-3	2.410%	7/15/22	15,800	16,282
3,6	Beacon Container Finance LLC 2012-1A	3.720%	9/20/27	2,878	2,942
3	Bear Stearns Commercial Mortgage Securities Trust
	2005-PWR9	4.943%	9/11/42	1,320	1,339
3	Bear Stearns Commercial Mortgage Securities Trust
	2006-PWR13	5.533%	9/11/41	2,286	2,415
3	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR16	5.707%	6/11/40	22,140	24,063
3	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR17	5.650%	6/11/50	9,432	10,259
3	Bear Stearns Commercial Mortgage Securities Trust
	2007-TOP28	5.710%	9/11/42	3,837	4,204
3,4	Brazos Higher Education Authority Inc. Series 2005-3	0.455%	6/25/26	5,720	5,595
3,4	Brazos Higher Education Authority Inc. Series 2010-1	1.133%	5/25/29	2,346	2,329
3,4	Brazos Higher Education Authority Inc. Series 2011-1	1.033%	2/25/30	14,370	14,475
3,6	CAL Funding II Ltd. Series 2012-1A	3.470%	10/25/27	1,938	1,940
3,6	CAL Funding II Ltd. Series 2013-1A	3.350%	3/27/28	2,899	2,938
3	Capital Auto Receivables Asset Trust 2013-1	1.290%	4/20/18	1,550	1,552
3	Capital Auto Receivables Asset Trust 2013-1	1.740%	10/22/18	1,700	1,703
3	Capital Auto Receivables Asset Trust 2013-3	3.690%	2/20/19	6,485	6,689
3	Capital Auto Receivables Asset Trust 2013-4	1.470%	7/20/18	5,020	5,042
3	Capital Auto Receivables Asset Trust 2013-4	2.060%	10/22/18	3,400	3,432
3	Capital Auto Receivables Asset Trust 2013-4	2.670%	2/20/19	3,045	3,104
3	Capital Auto Receivables Asset Trust 2013-4	3.220%	5/20/19	1,775	1,812
3	Capital Auto Receivables Asset Trust 2014-1	1.690%	10/22/18	2,500	2,516
3	Capital Auto Receivables Asset Trust 2014-1	2.220%	1/22/19	650	657
3	Capital Auto Receivables Asset Trust 2014-1	2.840%	4/22/19	1,000	1,015
3	Capital Auto Receivables Asset Trust 2014-1	3.390%	7/22/19	800	820
3,4	Capital One Multi-asset Execution Trust 2007-A2	0.246%	12/16/19	5,610	5,583
3,4	Capital One Multi-asset Execution Trust 2007-A5	0.206%	7/15/20	18,644	18,510
3,4	Capital One Multi-Asset Execution Trust 2014-A3	0.547%	1/18/22	5,135	5,128
3	Carmax Auto Owner Trust 2013-3	1.910%	3/15/19	2,920	2,949
3	Carmax Auto Owner Trust 2013-3	2.850%	2/18/20	1,785	1,814
3	Carmax Auto Owner Trust 2014-1	1.690%	8/15/19	520	522
3	Carmax Auto Owner Trust 2014-1	1.930%	11/15/19	970	974
3	Carmax Auto Owner Trust 2014-4	1.810%	7/15/20	3,850	3,886
3	CenterPoint Energy Transition Bond Co. IV LLC 2012-1	2.161%	10/15/21	9,100	9,280
3,6	CFCRE Commercial Mortgage Trust 2011-C1	5.537%	4/15/44	2,900	3,342
3,6	CFCRE Commercial Mortgage Trust 2011-C2	5.568%	12/15/47	5,260	6,258
3,4	Chase Issuance Trust 2007-C1	0.627%	4/15/19	6,100	6,072
3,4	Chase Issuance Trust 2012-A10	0.426%	12/16/19	6,000	5,989
3,6	Chrysler Capital Auto Receivables Trust 2013-AA	1.830%	3/15/19	915	924
3,6	Chrysler Capital Auto Receivables Trust 2013-AA	2.280%	7/15/19	1,100	1,111
3,6	Chrysler Capital Auto Receivables Trust 2013-AA	2.930%	8/17/20	1,190	1,205
3,6	Chrysler Capital Auto Receivables Trust 2014-AA	2.280%	11/15/19	2,150	2,167
3,6	Cit Equipment Collateral 2013-VT1	1.130%	7/20/20	3,145	3,150
3,4	Citibank Credit Card Issuance Trust 2005-C2	0.638%	3/24/17	1,520	1,520
3,4	Citibank Credit Card Issuance Trust 2008-A7	1.543%	5/20/20	11,800	12,207

39

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3,4	Citibank Credit Card Issuance Trust 2013-A2	0.448%	5/26/20	10,000	9,989
3	Citibank Credit Card Issuance Trust 2014-A6	2.150%	7/15/21	23,045	23,525
3	Citigroup Commercial Mortgage Trust 2006-C5	5.431%	10/15/49	6,650	7,000
3	Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	5,770	5,980
3,6	Citigroup Commercial Mortgage Trust 2012-GC8	3.683%	9/10/45	2,017	2,148
3	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	5,650	5,874
3	Citigroup Commercial Mortgage Trust 2013-GC15	3.161%	9/10/46	3,300	3,461
3	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	700	763
3,4,6	Citigroup Commercial Mortgage Trust 2014-388G	0.917%	6/15/33	1,000	1,000
3	Citigroup Commercial Mortgage Trust 2014-GC21	3.477%	5/10/47	920	980
3	Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	2,480	2,726
3	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	2,460	2,659
3	Citigroup Commercial Mortgage Trust 2014-GC23	3.863%	7/10/47	1,020	1,098
3	Citigroup Commercial Mortgage Trust 2014-GC23	4.175%	7/10/47	740	781
3	Citigroup Commercial Mortgage Trust 2014-GC23	4.454%	7/10/47	1,250	1,312
3	Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	5,300	5,695
3	Citigroup Commercial Mortgage Trust 2015-GC27	2.944%	2/10/48	940	968
3	Citigroup Commercial Mortgage Trust 2015-GC27	3.137%	2/10/48	2,535	2,611
3,6	CKE Restaurant Holdings Inc. 2013-1A	4.474%	3/20/43	5,331	5,508
3,6	CLI Funding V LLC 2013-1A	2.830%	3/18/28	4,820	4,801
3,4,6	Colony American Homes 2014-1	1.400%	5/17/31	2,660	2,644
3,4,6	Colony American Homes 2014-1	1.600%	5/17/31	1,960	1,939
3,4,6	Colony American Homes Single-Family Rental Pass-
	Through Certificates 2014-2	1.518%	7/17/31	700	684
3	COMM 2006-C8 Mortgage Trust	5.292%	12/10/46	4,757	5,059
3	COMM 2006-C8 Mortgage Trust	5.306%	12/10/46	15,540	16,406
3	COMM 2007-C9 Mortgage Trust	5.795%	12/10/49	3,620	3,952
3	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	2,700	2,840
3	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	3,900	4,169
3	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	2,855	2,934
3	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	6,215	6,393
3	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	2,700	2,762
3	COMM 2013-CCRE11 Mortgage Trust	3.983%	10/10/46	4,800	5,297
3	COMM 2013-CCRE11 Mortgage Trust	4.258%	10/10/46	4,160	4,697
3	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	1,400	1,505
3	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	7,740	8,617
3	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/23	6,375	7,165
3	COMM 2013-CCRE13 Mortgage Trust	4.755%	12/10/23	855	970
3	COMM 2013-CCRE13 Mortgage Trust	4.755%	12/10/23	1,560	1,706
3	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	5,000	5,413
3	COMM 2013-CCRE9 Mortgage Trust	4.235%	7/10/45	4,980	5,644
3	COMM 2013-CCRE9 Mortgage Trust	2.972%	8/10/46	1,700	1,774
3	COMM 2013-CCRE9 Mortgage Trust	3.795%	8/10/46	800	872
3,6	COMM 2013-CR9 Mortgage Trust	4.259%	7/10/45	1,600	1,679
3	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	3,180	3,327
3,6	COMM 2013-LC13 Mortgage Trust	3.774%	8/10/46	1,050	1,142
3	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	585	657
3	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	3,800	3,927
3,6	COMM 2013-SFS Mortgage Trust	2.987%	4/12/35	6,500	6,692
3,6	COMM 2014-277P Mortgage Trust	3.611%	8/10/49	8,000	8,672
3	COMM 2014-CCRE14 Mortgage Trust	3.147%	2/10/47	2,890	3,028
3	COMM 2014-CCRE14 Mortgage Trust	3.743%	2/10/47	1,520	1,644
3	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	2,540	2,857
3	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	1,650	1,716
3	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	2,510	2,802
3	COMM 2014-CCRE15 Mortgage Trust	4.426%	2/10/47	1,300	1,456
3	COMM 2014-CCRE15 Mortgage Trust	4.717%	2/10/47	1,600	1,803
3	COMM 2014-CR17 Mortgage Trust	3.977%	5/10/47	3,335	3,688
3	COMM 2014-CR17 Mortgage Trust	4.174%	5/10/47	1,290	1,414
3	COMM 2014-CR17 Mortgage Trust	4.736%	5/10/47	1,340	1,452
3	COMM 2014-CR18 Mortgage Trust	3.452%	7/15/47	1,600	1,707
3	COMM 2014-CR18 Mortgage Trust	3.828%	7/15/47	1,700	1,858
3	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	2,270	2,507
3	COMM 2014-LC19 Mortgage Trust	3.040%	2/10/48	470	484

40

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	Commercial Mortgage Trust 2006-GG7	5.819%	7/10/38	24,058	25,111
6	Commonwealth Bank of Australia	1.875%	12/11/18	3,350	3,397
3	Credit Suisse Commercial Mortgage Trust Series 2006-
	C3	5.806%	6/15/38	721	752
3	Credit Suisse Commercial Mortgage Trust Series 2007-
	C1	5.361%	2/15/40	1,846	1,953
3	Credit Suisse Commercial Mortgage Trust Series 2008-
	C1	5.971%	2/15/41	3,189	3,536
3,6	Cronos Containers Program Ltd. 2012-2A	3.810%	9/18/27	2,952	2,953
3,6	DB Master Finance LL 2015-1	3.262%	2/20/45	5,740	5,800
3,4	Discover Card Execution Note Trust 2012-A4	0.537%	11/15/19	4,555	4,564
3	Discover Card Execution Note Trust 2012-A6	1.670%	1/18/22	40,000	40,092
3,4	Discover Card Execution Note Trust 2013-A1	0.466%	8/17/20	18,000	17,999
3	Discover Card Execution Note Trust 2014-A4	2.120%	12/15/21	10,900	11,133
6	DNB Boligkreditt AS	1.450%	3/21/18	3,300	3,316
3,6	Enterprise Fleet Financing LLC Series 2011-3	2.100%	5/20/17	2,910	2,914
3,6	Enterprise Fleet Financing LLC Series 2012-2	0.720%	4/20/18	1,665	1,662
3,6	Enterprise Fleet Financing LLC Series 2012-2	0.930%	4/20/18	2,200	2,201
3,6	Ford Credit Auto Lease Trust 2012-B	1.100%	12/15/15	2,200	2,202
3	Ford Credit Auto Lease Trust 2013-A	1.010%	5/15/16	4,000	4,004
3	Ford Credit Auto Lease Trust 2013-A	1.280%	6/15/16	3,050	3,051
3	Ford Credit Auto Lease Trust 2014-A	1.160%	8/15/17	4,730	4,726
3	Ford Credit Auto Owner Trust 2013-C	1.680%	11/15/18	2,000	2,010
3	Ford Credit Auto Owner Trust 2013-D	1.540%	3/15/19	2,800	2,806
3	Ford Credit Auto Owner Trust 2013-D	1.720%	7/15/19	2,890	2,901
3,6	Ford Credit Auto Owner Trust 2014-1	2.260%	11/15/25	6,160	6,272
3,6	Ford Credit Auto Owner Trust 2014-1	2.410%	11/15/25	1,400	1,415
3,6	Ford Credit Auto Owner Trust 2014-2	2.310%	4/15/26	10,930	11,123
3,6	Ford Credit Auto Owner Trust 2014-2	2.510%	4/15/26	1,600	1,618
3	Ford Credit Auto Owner Trust 2014-C	1.560%	2/15/20	2,400	2,413
3,6	Ford Credit Auto Owner Trust 2015-1	2.120%	7/15/26	9,800	9,893
3,6	Ford Credit Floorplan Master Owner Trust A Series
	2010-3	4.990%	2/15/17	8,785	8,793
3	Ford Credit Floorplan Master Owner Trust A Series
	2012-2	1.920%	1/15/19	2,000	2,033
3	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	1.490%	9/15/19	24,203	24,312
3	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	1.690%	9/15/19	1,600	1,605
3	Ford Credit Floorplan Master Owner Trust A Series
	2012-5	2.140%	9/15/19	1,900	1,921
3	Ford Credit Floorplan Master Owner Trust A Series
	2013-1	1.370%	1/15/18	5,700	5,722
3	Ford Credit Floorplan Master Owner Trust A Series
	2013-1	1.820%	1/15/18	2,100	2,110
3	Ford Credit Floorplan Master Owner Trust A Series
	2013-3	1.740%	6/15/17	820	823
3	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.100%	6/15/20	670	677
3	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.290%	6/15/20	720	725
3	Ford Credit Floorplan Master Owner Trust A Series
	2013-4	2.790%	6/15/20	290	295
3	Ford Credit Floorplan Master Owner Trust A Series
	2014-1	1.400%	2/15/19	2,000	2,007
3	Ford Credit Floorplan Master Owner Trust A Series
	2014-1	2.310%	2/15/21	900	911
3,4	Ford Credit Floorplan Master Owner Trust A Series
	2014-2	0.667%	2/15/21	6,100	6,114
3	Ford Credit Floorplan Master Owner Trust A Series
	2014-4	1.400%	8/15/19	14,795	14,860
3,6	FRS I LLC 2013-1A	1.800%	4/15/43	1,130	1,125
3,6	FRS I LLC 2013-1A	3.080%	4/15/43	6,074	6,160
3,4	GE Capital Credit Card Master Note Trust Series 2011-2	1.167%	5/15/19	10,800	10,830

41

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	GE Capital Credit Card Master Note Trust Series 2012-2	2.220%	1/15/22	30,000	30,487
3,4	GE Capital Credit Card Master Note Trust Series 2012-3	0.617%	3/15/20	39,385	39,417
3	GE Capital Credit Card Master Note Trust Series 2012-6	1.360%	8/17/20	2,300	2,303
3,4	GE Dealer Floorplan Master Note Trust Series 2012-2	0.918%	4/22/19	13,000	13,103
3,4	GE Dealer Floorplan Master Note Trust Series 2012-4	0.608%	10/20/17	10,000	10,008
3,4	GE Dealer Floorplan Master Note Trust Series 2014-2	0.618%	10/20/19	4,400	4,395
3,4	GE Dealer Floorplan Master Note Trust Series 2015-2	0.000%	1/20/22	20,920	20,920
3,6	GM Financial Leasing Trust 2014-1A	1.760%	5/21/18	1,700	1,711
3,6	GM Financial Leasing Trust 2014-2A	1.620%	2/20/18	8,000	8,057
3,6	Golden Credit Card Trust 2012-2A	1.770%	1/15/19	18,000	18,261
3,4,6	Golden Credit Card Trust 2012-3A	0.617%	7/17/17	7,422	7,429
3,4,6	Golden Credit Card Trust 2013-1A	0.416%	2/15/18	3,130	3,129
3,6	GRACE 2014-GRCE Mortgage Trust	3.369%	6/10/28	1,000	1,061
3,6	Great America Leasing Receivables 2013-1	1.160%	5/15/18	2,500	2,494
3,6	GS Mortgage Securities Trust 2010-C2	5.222%	12/10/43	1,370	1,528
3,6	GS Mortgage Securities Trust 2011-GC3	5.554%	3/10/44	2,650	3,040
3,6	GS Mortgage Securities Trust 2012-ALOHA	3.551%	4/10/34	4,100	4,391
3,6	GS Mortgage Securities Trust 2012-BWTR	2.954%	11/5/34	6,450	6,611
3,6	GS Mortgage Securities Trust 2012-GC6	4.948%	1/10/45	1,025	1,174
3	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	3,700	3,869
3	GS Mortgage Securities Trust 2013-GCJ12	3.777%	6/10/46	1,550	1,633
3	GS Mortgage Securities Trust 2013-GCJ14	2.995%	8/10/46	2,000	2,085
3	GS Mortgage Securities Trust 2013-GCJ14	3.817%	8/10/46	800	866
3	GS Mortgage Securities Trust 2014-GC24	3.931%	9/10/47	8,070	8,920
3	GS Mortgage Securities Trust 2014-GC24	4.507%	9/10/47	1,860	2,050
3	GS Mortgage Securities Trust 2014-GC24	4.528%	9/10/47	2,685	2,849
3	GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	1,050	1,132
3	Harley-Davidson Motorcycle Trust 2013-1	0.870%	7/15/19	3,500	3,496
3,6	Hertz Vehicle Financing LLC 2010-1A	3.740%	2/25/17	7,930	8,118
3,6	Hertz Vehicle Financing LLC 2011-1A	3.290%	3/25/18	7,500	7,799
3,6	Hertz Vehicle Financing LLC 2013-1A	1.830%	8/25/19	13,350	13,403
3,6	Hilton USA Trust 2013-HLT	2.662%	11/5/30	3,120	3,163
3,6	Hilton USA Trust 2013-HLT	3.367%	11/5/30	3,240	3,321
3,6	Hilton USA Trust 2013-HLT	3.714%	11/5/30	1,455	1,492
3	Honda Auto Receivables 2014-4 Owner Trust	1.460%	10/15/20	1,660	1,669
3,6	Hyundai Auto Lease Securitization Trust 2014-A	1.300%	7/16/18	1,900	1,897
3,6	Hyundai Auto Lease Securitization Trust 2014-B	1.540%	12/17/18	550	553
3	Hyundai Auto Receivables Trust 2012-B	1.950%	10/15/18	1,700	1,722
3	Hyundai Auto Receivables Trust 2013-B	1.450%	2/15/19	1,000	998
3	Hyundai Auto Receivables Trust 2013-B	2.480%	9/16/19	1,200	1,217
3	Hyundai Auto Receivables Trust 2013-C	2.480%	3/15/19	2,350	2,396
3	Hyundai Auto Receivables Trust 2013-C	3.090%	1/15/20	1,900	1,958
3	Hyundai Auto Receivables Trust 2014-A	2.020%	8/15/19	1,700	1,712
3	Hyundai Auto Receivables Trust 2014-A	2.530%	7/15/20	1,150	1,159
3	Hyundai Auto Receivables Trust 2014-B	2.100%	11/15/19	2,200	2,212
3,4,6	Hyundai Floorplan Master Owner Trust Series 2013-1	0.516%	5/15/18	2,936	2,937
3,4,6	Hyundai Floorplan Master Owner Trust Series 2013-1	0.817%	5/15/18	1,400	1,394
3,6	Icon Brands Holdings LLC 2012-1	4.229%	1/25/43	4,291	4,317
4	Illinois Student Assistance Commission Series 2010-1	1.306%	4/25/22	7,734	7,769
3,4,6	Invitation Homes 2014-SFR1 Trust	1.668%	6/17/31	4,750	4,704
3,4,6	Invitation Homes 2014-SFR2 Trust	1.268%	9/17/31	2,560	2,528
3,4,6	Invitation Homes 2014-SFR2 Trust	1.768%	9/17/31	700	694
3,6	Irvine Core Office Trust 2013-IRV	3.173%	5/15/48	6,000	6,272
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-LDP6	5.471%	4/15/43	2,879	3,001
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-LDP7	5.875%	4/15/45	3,533	3,720
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-C1	5.716%	2/15/51	24,854	26,896
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-CIBC20	5.746%	2/12/51	4,432	4,835
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-LDP10	5.439%	1/15/49	3,267	3,509

42

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-LDP12	5.850%	2/15/51	2,458	2,681
3,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C1	4.608%	6/15/43	10,030	10,682
3,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	3.616%	11/15/43	1,250	1,316
3,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	4.070%	11/15/43	1,175	1,290
3,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	5.506%	11/15/43	2,730	2,946
3,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2010-C2	5.506%	11/15/43	2,313	2,613
3,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.388%	2/15/46	6,550	7,098
3,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	4.717%	2/15/46	4,990	5,699
3,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C3	5.360%	2/15/46	3,170	3,566
3,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2011-C5	5.323%	8/15/46	4,000	4,722
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C6	3.507%	5/15/45	4,499	4,857
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	2.829%	10/15/45	4,640	4,803
3,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	3.424%	10/15/45	4,070	4,267
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-CIBX	4.271%	6/15/45	1,350	1,501
3,6	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-HSBC	3.093%	7/5/32	5,900	6,160
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-LC9	2.840%	12/15/47	4,670	4,832
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	3.674%	12/15/46	980	1,063
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.944%	12/15/46	2,135	2,431
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	5.009%	12/15/46	960	1,059
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-LC11	2.960%	4/15/46	5,378	5,596
3	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	3.664%	7/15/45	5,000	5,426
3	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	4.026%	7/15/45	5,000	5,502
3	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	3.019%	8/15/46	1,300	1,364
3	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	3.761%	8/15/46	1,400	1,525
3	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	2.977%	11/15/45	2,300	2,399
3	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	3.659%	11/15/45	400	431
3	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	4.927%	11/15/45	1,750	1,976
3	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	5.081%	11/15/45	1,300	1,446
3	JPMBB Commercial Mortgage Securities Trust 2013-
	C17	4.199%	1/15/47	4,070	4,575
3	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.079%	2/15/47	7,000	7,803
3	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.439%	2/15/47	600	678
3	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.809%	2/15/47	2,500	2,816

43

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.809%	2/15/47	1,000	1,075
3	JPMBB Commercial Mortgage Securities Trust 2014-
	C21	3.428%	8/15/47	680	728
3	JPMBB Commercial Mortgage Securities Trust 2014-
	C24	3.639%	11/15/47	2,000	2,174
3	JPMBB Commercial Mortgage Securities Trust 2014-
	C26	3.494%	1/15/48	2,940	3,152
4	Kentucky Higher Education Student Loan Corp. 2013-2	0.770%	9/1/28	2,871	2,862
3,6	Ladder Capital Commercial Mortgage 2013-GCP
	Mortgage Trust	3.388%	5/15/31	910	960
3,4,6	Lanark Master Issuer plc 2012-2A	1.633%	12/22/54	1,632	1,645
3,4,6	Lanark Master Issuer plc 2013-1A	0.733%	12/22/54	3,557	3,549
3	LB-UBS Commercial Mortgage Trust 2006-C3	5.641%	3/15/39	5,813	6,050
3	LB-UBS Commercial Mortgage Trust 2006-C6	5.342%	9/15/39	2,215	2,334
3	LB-UBS Commercial Mortgage Trust 2006-C7	5.347%	11/15/38	25,211	26,882
3	LB-UBS Commercial Mortgage Trust 2007-C2	5.387%	2/15/40	18,493	19,869
3	LB-UBS Commercial Mortgage Trust 2007-C7	5.866%	9/15/45	15,774	17,381
3,6	Macquarie Equipment Funding Trust 2012-A	0.850%	10/22/18	6,352	6,360
3,6	Madison Avenue Trust 2013-650M	3.843%	10/12/32	1,245	1,367
3,6	Master Credit Card Trust 2012-2A	1.970%	4/21/17	1,400	1,407
3,6	Master Credit Card Trust 2013-3A	2.280%	1/22/18	2,100	2,102
3,4	MBNA Credit Card Master Note Trust 2004-A3	0.426%	8/16/21	27,360	27,200
3,6	Mercedes-Benz Master Owner Trust 2012-A	0.790%	11/15/17	15,000	15,022
3	Merrill Lynch Mortgage Trust 2006-C2	5.739%	8/12/43	794	837
3	Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	11,876	12,977
3,6	MIRAMAX LLC 2014-1A	3.340%	7/20/26	951	964
3	ML-CFC Commercial Mortgage Trust 2006-2	5.868%	6/12/46	856	898
3,6	MMAF Equipment Finance LLC 2012-A	1.980%	6/10/32	2,880	2,917
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.176%	8/15/45	7,445	7,814
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.792%	8/15/45	2,050	2,203
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C6	2.858%	11/15/45	5,740	5,920
3,6	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-CKSV	3.277%	10/15/30	6,000	6,069
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C10	4.083%	7/15/46	780	872
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	3.085%	8/15/46	1,800	1,879
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	4.216%	8/15/46	7,317	8,236
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C12	3.824%	10/15/46	810	876
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C13	4.039%	11/15/46	400	444
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C7	2.918%	2/15/46	2,470	2,551
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C7	3.214%	2/15/46	2,000	2,067
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C9	3.102%	5/15/46	11,910	12,410
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	4.064%	2/15/47	2,300	2,556
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	4.384%	2/15/47	1,600	1,788
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	3.892%	6/15/47	4,610	5,071
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.094%	6/15/47	935	1,024
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.325%	6/15/47	2,400	2,605

44

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.758%	6/15/47	2,400	2,580
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C17	3.741%	8/15/47	10,050	10,912
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C17	4.011%	8/15/47	530	576
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C18	3.923%	10/15/47	2,150	2,368
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C19	3.326%	12/15/47	1,080	1,146
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C19	3.526%	12/15/47	470	503
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C20	3.069%	2/15/48	765	798
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2015-C20	3.249%	2/15/48	2,300	2,405
3	Morgan Stanley Capital I Trust 2006-HQ9	5.728%	7/12/44	4,304	4,542
3	Morgan Stanley Capital I Trust 2006-IQ12	5.319%	12/15/43	1,955	2,076
3	Morgan Stanley Capital I Trust 2007-IQ15	5.908%	6/11/49	7,293	7,935
3	Morgan Stanley Capital I Trust 2007-IQ16	5.688%	12/12/49	4,817	5,239
3	Morgan Stanley Capital I Trust 2012-C4	3.773%	3/15/45	2,440	2,619
3,6	Morgan Stanley Capital I Trust 2012-STAR	3.201%	8/5/34	6,000	6,267
3,6	Morgan Stanley Capital I Trust 2014-150E	3.912%	9/9/32	4,190	4,638
3,6	Morgan Stanley Capital I Trust 2014-CPT	3.350%	7/13/29	1,050	1,113
6	National Australia Bank Ltd.	2.000%	6/20/17	6,600	6,732
3,4	Navient Student Loan Trust 2014-1	0.918%	2/25/39	650	647
3,4	New Mexico Educational Assistance Foundation 2013-1	0.869%	1/2/25	4,775	4,757
3,4	Nissan Master Owner Trust Receivables Series 2013-A	0.466%	2/15/18	9,000	8,995
3	Nissan Master Owner Trust Receivables Series 2015-A	1.440%	1/15/20	21,640	21,634
6	Norddeutsche Landesbank Girozentrale	2.000%	2/5/19	5,500	5,612
4	North Carolina State Education Assistance Authority
	2011-1	1.156%	1/26/26	4,035	4,041
3,4,6	PFS Financing Corp. 2014-AA	0.767%	2/15/19	1,600	1,598
3,4,6	Resimac MBS Trust 2014-1A	0.940%	12/12/45	4,140	4,152
3	Royal Bank of Canada	1.200%	9/19/18	5,750	5,765
3	Santander Drive Auto Receivables Trust 2013-2	1.950%	3/15/19	5,500	5,531
3	Santander Drive Auto Receivables Trust 2013-5	1.550%	10/15/18	1,758	1,765
3,4,6	Silver Bay Realty 2014-1 Trust	1.168%	9/17/31	2,386	2,374
3,4,6	Silver Bay Realty 2014-1 Trust	1.618%	9/17/31	498	487
3,4,6	Silverstone Master Issuer plc 2010-1A	1.756%	1/21/55	18,475	18,614
3,4	SLM Student Loan Trust 2005-5	0.356%	4/25/25	3,312	3,281
3,4	SLM Student Loan Trust 2006-5	0.366%	1/25/27	3,000	2,947
3,4	SLM Student Loan Trust 2006-6	0.366%	10/27/25	6,500	6,382
3,4	SLM Student Loan Trust 2007-1	0.346%	1/26/26	24,625	24,061
3,6	SLM Student Loan Trust 2011-A	4.370%	4/17/28	1,700	1,813
3,6	SLM Student Loan Trust 2011-B	3.740%	2/15/29	10,500	11,048
3,4,6	SLM Student Loan Trust 2011-C	1.567%	12/15/23	1,289	1,295
3,6	SLM Student Loan Trust 2011-C	4.540%	10/17/44	5,450	5,873
3,4,6	SLM Student Loan Trust 2012-B	1.267%	12/15/21	923	925
3,6	SLM Student Loan Trust 2012-B	3.480%	10/15/30	4,550	4,722
3,4,6	SLM Student Loan Trust 2012-E	0.916%	10/16/23	6,021	6,028
3,4,6	SLM Student Loan Trust 2013-1	1.217%	5/17/27	5,400	5,413
3,6	SLM Student Loan Trust 2013-1	2.500%	3/15/47	1,800	1,756
3,4	SLM Student Loan Trust 2013-6	0.818%	6/26/28	4,500	4,487
3,6	SLM Student Loan Trust 2013-B	1.850%	6/17/30	3,000	2,981
3,6	SLM Student Loan Trust 2013-B	3.000%	5/16/44	3,000	3,000
3,6	SLM Student Loan Trust 2013-C	3.500%	6/15/44	2,000	2,031
3,4	SLM Student Loan Trust 2014-1	0.768%	2/26/29	1,150	1,149
3,6	SLM Student Loan Trust 2014-A	2.590%	1/15/26	900	922
3,6	SLM Student Loan Trust 2014-A	3.500%	11/15/44	800	812
3,6	SMART ABS Series 2011-2US Trust	2.310%	4/14/17	831	834
3	SMART ABS Series 2012-4US Trust	0.970%	3/14/17	4,103	4,102
3	SMART ABS Series 2012-4US Trust	1.250%	8/14/18	2,000	2,002
3	SMART ABS Series 2013-1US Trust	1.050%	10/14/18	4,200	4,191

45

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3,6	Sonic Capital LLC 2011-1A	5.438%	5/20/41	3,049	3,251
3,4	South Carolina Student Loan Corp. Revenue 2010-1	1.256%	7/25/25	9,841	9,884
6	SpareBank 1 Boligkreditt AS	1.250%	5/2/18	2,000	1,990
3,6	SpareBank 1 Boligkreditt AS	1.750%	11/15/20	10,400	10,412
6	Stadshypotek AB	1.250%	5/23/18	1,930	1,924
3,4,6	SWAY Residential 2014-1 Trust	1.468%	1/17/32	6,443	6,422
3,6	Tidewater Auto Receivables Trust 2014-AA	1.400%	7/15/18	900	900
3,6	TMSQ 2014-1500 Mortgage Trust	3.680%	10/10/36	2,160	2,333
3,4,6	Trade Maps_2013-1A	0.866%	12/10/18	6,460	6,473
3,4,6	Trade Maps_2013-1A	1.416%	12/10/18	1,225	1,225
3,4,6	Trade Maps_2013-1A	2.416%	12/10/18	670	670
3,4,6	Trafigura Securitisation Finance plc 2014-1	1.117%	10/15/21	5,720	5,723
3	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	1,200	1,308
3,6	UBS-BAMLL Trust 2012-WRM	3.663%	6/10/30	6,000	6,267
3	UBS-Barclays Commercial Mortgage Trust 2012-C4	2.850%	12/10/45	5,055	5,178
3,6	VNO 2012-6AVE Mortgage Trust	2.996%	11/15/30	8,000	8,273
3,6	VNO 2013-PENN Mortgage Trust	3.808%	12/13/29	1,100	1,191
3,6	VNO 2013-PENN Mortgage Trust	3.947%	12/13/29	650	702
3,6	VNO 2013-PENN Mortgage Trust	3.947%	12/13/29	490	522
3,6	Volkswagen Credit Auto Master Owner Trust 2014-1A	1.400%	7/22/19	8,600	8,653
3,6	Volvo Financial Equipment LLC Series 2012-1	2.380%	9/16/19	1,200	1,209
3	Wachovia Bank Commercial Mortgage Trust Series
	2006-C27	5.765%	7/15/45	10,374	10,857
3	Wachovia Bank Commercial Mortgage Trust Series
	2006-C28	5.559%	10/15/48	3,931	4,169
3	Wachovia Bank Commercial Mortgage Trust Series
	2006-C28	5.572%	10/15/48	22,280	23,495
3	Wachovia Bank Commercial Mortgage Trust Series
	2006-C29	5.297%	11/15/48	3,527	3,750
3	Wachovia Bank Commercial Mortgage Trust Series
	2007-C33	5.943%	2/15/51	3,162	3,364
3	Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	5,990	6,194
3	Wells Fargo Commercial Mortgage Trust 2012-LC5	3.539%	10/15/45	1,610	1,702
3	Wells Fargo Commercial Mortgage Trust 2013-LC12	3.928%	7/15/46	750	821
3	Wells Fargo Commercial Mortgage Trust 2013-LC12	4.218%	7/15/46	7,570	8,505
3	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.477%	8/15/50	2,400	2,556
3	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.817%	8/15/50	5,800	6,332
3	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.020%	8/15/50	700	759
	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.322%	8/15/50	2,400	2,595
	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.458%	8/15/50	1,450	1,519
3	Wells Fargo Commercial Mortgage Trust 2014-LC18	3.244%	12/15/47	2,410	2,533
6	Westpac Banking Corp.	1.850%	11/26/18	6,285	6,396
3,6	Westpac Banking Corp.	1.250%	12/14/18	2,450	2,449
3,6	WFLD Mortgage Trust_13-MONT	3.755%	8/10/31	320	348
3,6	WFRBS Commercial Mortgage Trust 2011-C3	4.375%	3/15/44	5,450	6,078
3	WFRBS Commercial Mortgage Trust 2012-C10	2.875%	12/15/45	4,930	5,074
3	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	5,400	5,774
3	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	4,170	4,556
3	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	3,300	3,431
3	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	7,360	7,586
3	WFRBS Commercial Mortgage Trust 2012-C9	3.388%	11/15/45	2,870	3,004
3	WFRBS Commercial Mortgage Trust 2013-C13	3.345%	5/15/45	2,220	2,311
3	WFRBS Commercial Mortgage Trust 2013-C15	2.900%	8/15/46	600	625
3	WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	1,900	2,054
3	WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	357	383
3	WFRBS Commercial Mortgage Trust 2013-C18	3.027%	12/15/46	3,365	3,516
3	WFRBS Commercial Mortgage Trust 2013-C18	3.676%	12/15/46	1,895	2,045
3	WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	6,340	7,110
3	WFRBS Commercial Mortgage Trust 2013-C18	4.673%	12/15/46	1,085	1,220
3	WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	6,075	6,780
3	WFRBS Commercial Mortgage Trust 2014-C20	3.638%	5/15/47	3,020	3,252
3	WFRBS Commercial Mortgage Trust 2014-C20	3.995%	5/15/47	2,430	2,691
3	WFRBS Commercial Mortgage Trust 2014-C20	4.513%	5/15/47	1,410	1,488
3	WFRBS Commercial Mortgage Trust 2014-C21	3.678%	8/15/47	5,215	5,645

46

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	WFRBS Commercial Mortgage Trust 2014-C21	3.891%	8/15/47	700	754
3	WFRBS Commercial Mortgage Trust 2014-C21	4.213%	8/15/47	610	658
3	WFRBS Commercial Mortgage Trust 2014-C21	4.234%	8/15/47	2,410	2,492
3	WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	980	1,078
3	WFRBS Commercial Mortgage Trust 2014-LC14	3.522%	3/15/47	170	182
3	WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	3,200	3,549
3	World Financial Network Credit Card Master Note Trust
	Series 2013-A	1.610%	12/15/21	4,000	4,020
3,4,6	World Omni Master Owner Trust 2013-1	0.516%	2/15/18	4,000	3,994

Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $2,124,754)					2,176,727

Corporate Bonds (73.1%)
Finance (28.4%)
	Banking (18.9%)
	Abbey National Treasury Services plc	3.050%	8/23/18	3,950	4,140
	Abbey National Treasury Services plc	2.350%	9/10/19	3,415	3,487
	Abbey National Treasury Services plc	4.000%	3/13/24	43,500	47,466
	AgriBank FCB	9.125%	7/15/19	5,000	6,421
	American Express Bank FSB	6.000%	9/13/17	4,250	4,750
	American Express Centurion Bank	5.950%	6/12/17	10,000	11,077
	American Express Centurion Bank	6.000%	9/13/17	5,060	5,655
	American Express Co.	6.150%	8/28/17	10,900	12,179
	American Express Co.	7.000%	3/19/18	12,000	13,947
	American Express Co.	2.650%	12/2/22	16,082	16,280
	Associates Corp. of North America	6.950%	11/1/18	8,855	10,434
	Australia & New Zealand Banking Group Ltd.	1.875%	10/6/17	8,000	8,116
6	Australia & New Zealand Banking Group Ltd.	4.875%	1/12/21	16,817	19,397
6	Australia & New Zealand Banking Group Ltd.	4.500%	3/19/24	16,000	16,976
6	Banco de Credito del Peru	4.250%	4/1/23	5,000	5,119
	Bank of America Corp.	6.500%	8/1/16	6,375	6,864
	Bank of America Corp.	6.400%	8/28/17	7,850	8,766
	Bank of America Corp.	6.000%	9/1/17	1,750	1,937
	Bank of America Corp.	5.750%	12/1/17	4,000	4,421
	Bank of America Corp.	6.875%	4/25/18	8,123	9,359
	Bank of America Corp.	5.650%	5/1/18	4,500	5,019
	Bank of America Corp.	6.875%	11/15/18	2,797	3,281
	Bank of America Corp.	2.600%	1/15/19	13,000	13,272
	Bank of America Corp.	7.625%	6/1/19	13,000	15,927
	Bank of America Corp.	5.625%	7/1/20	19,340	22,459
	Bank of America Corp.	5.875%	1/5/21	16,010	18,854
	Bank of America Corp.	5.000%	5/13/21	5,285	6,010
	Bank of America Corp.	5.700%	1/24/22	21,500	25,281
	Bank of America Corp.	3.300%	1/11/23	39,767	40,700
	Bank of America Corp.	4.100%	7/24/23	6,500	7,028
	Bank of America Corp.	4.125%	1/22/24	34,600	37,453
	Bank of America Corp.	4.000%	4/1/24	6,000	6,444
	Bank of America Corp.	4.200%	8/26/24	12,000	12,444
	Bank of America NA	5.300%	3/15/17	8,877	9,543
	Bank of America NA	6.100%	6/15/17	5,000	5,484
	Bank of Montreal	2.375%	1/25/19	5,000	5,133
	Bank of Montreal	2.550%	11/6/22	16,000	16,173
	Bank of New York Mellon Corp.	5.500%	12/1/17	5,465	6,033
	Bank of New York Mellon Corp.	5.450%	5/15/19	6,580	7,564
	Bank of New York Mellon Corp.	4.600%	1/15/20	14,300	16,154
	Bank of New York Mellon Corp.	4.150%	2/1/21	21,944	24,431
	Bank of New York Mellon Corp.	3.550%	9/23/21	16,040	17,252
	Bank of New York Mellon Corp.	3.650%	2/4/24	17,000	18,430
	Bank of New York Mellon Corp.	3.400%	5/15/24	15,500	16,508
	Bank of New York Mellon Corp.	3.250%	9/11/24	14,500	15,289
	Bank of Nova Scotia	1.450%	4/25/18	5,085	5,078
	Bank of Nova Scotia	2.050%	10/30/18	26,275	26,662
	Bank of Nova Scotia	2.050%	6/5/19	7,930	8,025
	Bank of Nova Scotia	4.375%	1/13/21	8,500	9,599

47

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Bank of Nova Scotia	2.800%	7/21/21	17,352	17,899
	Barclays Bank plc	3.750%	5/15/24	57,613	62,028
	Barclays plc	2.750%	11/8/19	12,000	12,290
	BB&T Corp.	4.900%	6/30/17	5,300	5,722
	BB&T Corp.	6.850%	4/30/19	5,714	6,872
	BB&T Corp.	5.250%	11/1/19	12,000	13,619
	BB&T Corp.	3.950%	3/22/22	7,500	8,142
	Bear Stearns Cos. LLC	6.400%	10/2/17	5,500	6,171
	BNP Paribas SA	2.400%	12/12/18	3,150	3,221
	BNP Paribas SA	5.000%	1/15/21	54,350	62,552
	BNP Paribas SA	3.250%	3/3/23	21,235	22,289
	BPCE SA	2.500%	12/10/18	14,875	15,232
	BPCE SA	2.250%	1/27/20	2,000	2,007
	BPCE SA	4.000%	4/15/24	50,690	55,264
	Branch Banking & Trust Co.	2.850%	4/1/21	5,000	5,190
	Capital One Financial Corp.	2.450%	4/24/19	2,450	2,482
	Capital One Financial Corp.	3.750%	4/24/24	3,000	3,154
	Capital One NA	1.500%	3/22/18	7,000	6,947
	Capital One NA	2.400%	9/5/19	5,800	5,867
	Capital One NA	2.950%	7/23/21	12,000	12,259
	Citigroup Inc.	6.000%	8/15/17	3,000	3,320
	Citigroup Inc.	6.125%	11/21/17	12,491	14,015
	Citigroup Inc.	6.125%	5/15/18	15,000	17,016
	Citigroup Inc.	8.500%	5/22/19	19,317	24,360
	Citigroup Inc.	5.375%	8/9/20	31,422	36,319
	Citigroup Inc.	4.500%	1/14/22	46,600	52,267
	Citigroup Inc.	3.375%	3/1/23	21,000	21,689
	Citigroup Inc.	3.875%	10/25/23	24,700	26,375
	Citigroup Inc.	3.750%	6/16/24	12,000	12,654
	Citigroup Inc.	5.500%	9/13/25	9,000	10,211
3,6,7	Colonial BancGroup Inc.	7.114%	5/29/49	17,340	2
	Comerica Inc.	3.800%	7/22/26	1,600	1,661
	Commonwealth Bank of Australia	2.500%	9/20/18	8,165	8,422
6	Commonwealth Bank of Australia	2.000%	6/18/19	4,300	4,374
6	Commonwealth Bank of Australia	5.000%	10/15/19	2,702	3,071
6	Commonwealth Bank of Australia	5.000%	3/19/20	11,560	13,221
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	2.250%	1/14/19	4,000	4,080
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	4.500%	1/11/21	17,744	19,938
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.875%	2/8/22	42,600	46,472
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.950%	11/9/22	47,080	49,337
8	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	4.625%	12/1/23	49,732	54,636
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	5.250%	9/14/27	4,800	8,547
	Credit Suisse	4.375%	8/5/20	14,000	15,528
	Credit Suisse AG	2.300%	5/28/19	6,400	6,496
	Credit Suisse AG	3.000%	10/29/21	40,000	41,144
	Credit Suisse AG	3.625%	9/9/24	69,650	73,220
	Deutsche Bank AG	2.500%	2/13/19	4,000	4,105
	Deutsche Bank AG	3.700%	5/30/24	34,250	36,456
	Discover Bank	7.000%	4/15/20	3,665	4,417
	Fifth Third Bank	2.875%	10/1/21	10,000	10,312
	First Niagara Financial Group Inc.	6.750%	3/19/20	4,720	5,301
	First Niagara Financial Group Inc.	7.250%	12/15/21	14,217	16,237
	FirstMerit Corp.	4.350%	2/4/23	9,000	9,604
	Goldman Sachs Group Inc.	6.250%	9/1/17	3,000	3,344
	Goldman Sachs Group Inc.	5.950%	1/18/18	8,510	9,530
	Goldman Sachs Group Inc.	2.375%	1/22/18	3,000	3,058
	Goldman Sachs Group Inc.	6.150%	4/1/18	10,225	11,564
	Goldman Sachs Group Inc.	2.900%	7/19/18	55	57
	Goldman Sachs Group Inc.	2.625%	1/31/19	13,000	13,272
	Goldman Sachs Group Inc.	7.500%	2/15/19	15,000	18,092
	Goldman Sachs Group Inc.	2.550%	10/23/19	2,200	2,228
	Goldman Sachs Group Inc.	5.375%	3/15/20	17,155	19,601

48

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Goldman Sachs Group Inc.	6.000%	6/15/20	14,720	17,359
	Goldman Sachs Group Inc.	5.250%	7/27/21	35,387	40,549
	Goldman Sachs Group Inc.	5.750%	1/24/22	42,535	50,444
	Goldman Sachs Group Inc.	3.625%	1/22/23	13,300	13,889
	Goldman Sachs Group Inc.	4.000%	3/3/24	43,790	46,866
	Goldman Sachs Group Inc.	3.850%	7/8/24	3,500	3,708
	HSBC Bank USA NA	6.000%	8/9/17	5,055	5,588
	HSBC Bank USA NA	4.875%	8/24/20	24,478	27,482
	HSBC Holdings plc	5.100%	4/5/21	53,948	62,345
	HSBC Holdings plc	4.000%	3/30/22	30,100	32,925
	HSBC Holdings plc	4.250%	3/14/24	35,000	37,580
8	HSBC Holdings plc	6.500%	5/20/24	2,500	5,049
3	HSBC Holdings plc	6.375%	12/29/49	7,575	7,783
	HSBC USA Inc.	2.375%	11/13/19	6,940	7,072
	HSBC USA Inc.	5.000%	9/27/20	8,158	9,150
	Intesa Sanpaolo SPA	3.875%	1/15/19	17,000	17,957
	JPMorgan Chase & Co.	6.125%	6/27/17	3,000	3,321
	JPMorgan Chase & Co.	6.000%	1/15/18	6,000	6,740
	JPMorgan Chase & Co.	1.800%	1/25/18	8,100	8,145
	JPMorgan Chase & Co.	1.625%	5/15/18	3,395	3,391
	JPMorgan Chase & Co.	2.350%	1/28/19	3,500	3,565
	JPMorgan Chase & Co.	6.300%	4/23/19	10,650	12,487
	JPMorgan Chase & Co.	2.200%	10/22/19	6,000	6,036
	JPMorgan Chase & Co.	2.250%	1/23/20	7,500	7,537
	JPMorgan Chase & Co.	4.950%	3/25/20	21,496	24,237
	JPMorgan Chase & Co.	4.400%	7/22/20	18,510	20,501
	JPMorgan Chase & Co.	4.250%	10/15/20	20,480	22,480
	JPMorgan Chase & Co.	4.625%	5/10/21	22,450	25,166
	JPMorgan Chase & Co.	4.350%	8/15/21	14,235	15,709
	JPMorgan Chase & Co.	4.500%	1/24/22	25,000	27,815
	JPMorgan Chase & Co.	3.250%	9/23/22	23,500	24,212
	JPMorgan Chase & Co.	3.200%	1/25/23	9,625	9,874
	JPMorgan Chase & Co.	3.875%	2/1/24	15,400	16,510
	JPMorgan Chase & Co.	3.625%	5/13/24	14,750	15,484
	JPMorgan Chase & Co.	3.125%	1/23/25	9,200	9,246
3	JPMorgan Chase & Co.	6.125%	12/29/49	2,450	2,505
	JPMorgan Chase Bank NA	6.000%	7/5/17	6,500	7,190
	JPMorgan Chase Bank NA	6.000%	10/1/17	10,380	11,534
	KeyBank NA	1.650%	2/1/18	4,000	4,015
	KeyBank NA	2.500%	12/15/19	2,770	2,841
3,6	LBG Capital No.1 plc	8.000%	12/29/49	5,100	5,380
9	Leeds Building Society	2.625%	4/1/21	5,277	6,445
	Lloyds Bank plc	6.375%	1/21/21	16,892	20,747
6	Macquarie Bank Ltd.	2.400%	1/21/20	7,765	7,811
	Manufacturers & Traders Trust Co.	6.625%	12/4/17	8,555	9,684
	Manufacturers & Traders Trust Co.	2.300%	1/30/19	5,758	5,874
6	Mitsubishi UFJ Trust & Banking Corp.	2.450%	10/16/19	20,000	20,336
	Morgan Stanley	5.950%	12/28/17	2,000	2,228
	Morgan Stanley	6.625%	4/1/18	5,700	6,514
	Morgan Stanley	7.300%	5/13/19	15,000	18,067
	Morgan Stanley	2.375%	7/23/19	6,000	6,053
	Morgan Stanley	5.625%	9/23/19	20,500	23,495
	Morgan Stanley	5.500%	1/26/20	16,035	18,334
	Morgan Stanley	2.650%	1/27/20	4,300	4,369
	Morgan Stanley	5.500%	7/24/20	12,000	13,820
	Morgan Stanley	5.750%	1/25/21	24,000	28,093
	Morgan Stanley	5.500%	7/28/21	26,800	31,244
	Morgan Stanley	3.750%	2/25/23	18,000	19,018
	Morgan Stanley	3.875%	4/29/24	20,900	22,181
9	Morgan Stanley	1.750%	1/30/25	3,200	3,661
	MUFG Americas Holdings Corp.	3.500%	6/18/22	21,891	23,120
	MUFG Union Bank NA	5.950%	5/11/16	1,131	1,196
	MUFG Union Bank NA	2.125%	6/16/17	3,695	3,755
	National Australia Bank Ltd.	3.000%	1/20/23	22,820	23,696

49

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
6 Nationwide Building Society	2.350%	1/21/20	14,215	14,333
Northern Trust Co.	5.850%	11/9/17	7,280	8,125
Northern Trust Co.	6.500%	8/15/18	4,000	4,666
Northern Trust Corp.	3.450%	11/4/20	500	542
Northern Trust Corp.	3.375%	8/23/21	13,036	14,036
People's United Financial Inc.	3.650%	12/6/22	11,405	11,842
PNC Bank NA	6.000%	12/7/17	4,500	5,041
PNC Bank NA	6.875%	4/1/18	12,085	14,041
PNC Bank NA	2.200%	1/28/19	4,630	4,732
PNC Bank NA	2.400%	10/18/19	10,000	10,235
PNC Bank NA	2.700%	11/1/22	48,380	48,091
PNC Bank NA	2.950%	1/30/23	15,000	15,090
PNC Bank NA	3.800%	7/25/23	15,750	16,740
PNC Bank NA	3.300%	10/30/24	15,450	16,326
PNC Financial Services Group Inc.	2.854%	11/9/22	2,000	2,037
PNC Funding Corp.	6.700%	6/10/19	12,000	14,363
PNC Funding Corp.	5.125%	2/8/20	21,243	24,300
PNC Funding Corp.	4.375%	8/11/20	23,000	25,643
PNC Funding Corp.	3.300%	3/8/22	14,570	15,425
Rabobank Nederland	2.250%	1/14/20	3,500	3,544
Regions Bank	7.500%	5/15/18	8,775	10,279
Regions Financial Corp.	2.000%	5/15/18	2,000	1,988
Royal Bank of Canada	1.875%	2/5/20	13,500	13,674
Royal Bank of Scotland plc	5.625%	8/24/20	30,626	35,782
Royal Bank of Scotland plc	6.125%	1/11/21	14,500	17,460
Santander Bank NA	8.750%	5/30/18	5,000	5,978
State Street Corp.	1.350%	5/15/18	3,000	2,993
State Street Corp.	4.375%	3/7/21	10,740	12,068
State Street Corp.	3.100%	5/15/23	15,025	15,405
State Street Corp.	3.700%	11/20/23	32,620	35,355
State Street Corp.	3.300%	12/16/24	22,435	23,562
Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	3,000	3,101
SunTrust Bank	2.750%	5/1/23	16,661	16,838
Svenska Handelsbanken AB	2.500%	1/25/19	2,895	2,998
Synchrony Financial	2.700%	2/3/20	6,100	6,147
Synchrony Financial	3.750%	8/15/21	11,000	11,522
Synchrony Financial	4.250%	8/15/24	10,000	10,557
Toronto-Dominion Bank	2.250%	11/5/19	25,705	26,321
UBS AG	2.375%	8/14/19	4,340	4,439
UBS AG	4.875%	8/4/20	37,600	42,710
US Bancorp	4.125%	5/24/21	28,055	31,314
US Bancorp	3.000%	3/15/22	23,724	24,735
US Bancorp	2.950%	7/15/22	35,200	36,111
US Bancorp	3.700%	1/30/24	22,000	23,973
US Bancorp	3.600%	9/11/24	14,800	15,642
US Bank NA	2.125%	10/28/19	4,441	4,517
3 US Bank NA	3.778%	4/29/20	6,395	6,443
US Bank NA	2.800%	1/27/25	14,400	14,682
Wachovia Bank NA	6.000%	11/15/17	8,000	8,983
Wachovia Corp.	5.625%	10/15/16	8,000	8,609
Wachovia Corp.	5.750%	6/15/17	4,280	4,728
Wachovia Corp.	5.750%	2/1/18	11,025	12,405
7 Washington Mutual Bank / Debt not acquired by
JPMorgan	5.500%	1/15/13	6,147	1
7 Washington Mutual Bank / Debt not acquired by
JPMorgan	5.650%	8/15/14	7,500	1
7 Washington Mutual Bank / Debt not acquired by
JPMorgan	5.125%	1/15/15	9,000	1
Wells Fargo & Co.	5.625%	12/11/17	11,400	12,731
Wells Fargo & Co.	2.150%	1/15/19	18,636	18,908
Wells Fargo & Co.	2.150%	1/30/20	5,900	5,935
Wells Fargo & Co.	4.600%	4/1/21	26,843	30,409
Wells Fargo & Co.	3.500%	3/8/22	23,772	25,459
Wells Fargo & Co.	3.450%	2/13/23	36,700	37,881

50

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Wells Fargo & Co.	4.125%	8/15/23	19,750	21,248
Wells Fargo & Co.	3.300%	9/9/24	37,900	39,530
3 Wells Fargo & Co.	5.900%	12/29/49	2,390	2,459
Westpac Banking Corp.	1.600%	1/12/18	3,390	3,419
Westpac Banking Corp.	2.250%	7/30/18	9,010	9,223
Westpac Banking Corp.	4.875%	11/19/19	10,795	12,221
Brokerage (1.7%)
Affiliated Managers Group Inc.	4.250%	2/15/24	10,000	10,870
Ameriprise Financial Inc.	7.300%	6/28/19	6,200	7,564
Ameriprise Financial Inc.	5.300%	3/15/20	9,570	11,080
Ameriprise Financial Inc.	4.000%	10/15/23	10,819	11,845
Ameriprise Financial Inc.	3.700%	10/15/24	17,000	18,163
6 Apollo Management Holdings LP	4.000%	5/30/24	10,500	10,960
BlackRock Inc.	4.250%	5/24/21	4,250	4,799
BlackRock Inc.	3.375%	6/1/22	12,000	12,827
BlackRock Inc.	3.500%	3/18/24	20,000	21,359
Charles Schwab Corp.	4.450%	7/22/20	6,500	7,290
Charles Schwab Corp.	3.225%	9/1/22	11,150	11,630
Franklin Resources Inc.	4.625%	5/20/20	7,550	8,559
Franklin Resources Inc.	2.800%	9/15/22	11,000	11,377
IntercontinentalExchange Group Inc.	4.000%	10/15/23	34,330	37,751
Invesco Finance plc	3.125%	11/30/22	30,485	31,011
Invesco Finance plc	4.000%	1/30/24	21,300	23,166
Jefferies Group LLC	6.875%	4/15/21	8,000	9,173
Jefferies Group LLC	5.125%	1/20/23	5,000	5,178
Legg Mason Inc.	3.950%	7/15/24	5,000	5,289
7 Lehman Brothers Holdings Inc.	6.500%	7/19/17	20,000	2
Nomura Holdings Inc.	2.750%	3/19/19	9,950	10,221
NYSE Euronext	2.000%	10/5/17	8,000	8,137
TD Ameritrade Holding Corp.	3.625%	4/1/25	11,400	12,116
6 TIAA Asset Management Finance Co. LLC	4.125%	11/1/24	30,000	32,212
Finance Companies (1.8%)
Air Lease Corp.	3.375%	1/15/19	8,000	8,140
Air Lease Corp.	3.875%	4/1/21	6,000	6,165
Air Lease Corp.	4.250%	9/15/24	9,000	9,225
CIT Group Inc.	3.875%	2/19/19	12,650	12,666
General Electric Capital Corp.	2.300%	4/27/17	2,000	2,056
General Electric Capital Corp.	5.625%	9/15/17	6,192	6,908
General Electric Capital Corp.	5.625%	5/1/18	12,975	14,688
General Electric Capital Corp.	6.000%	8/7/19	12,900	15,270
General Electric Capital Corp.	5.500%	1/8/20	20,772	24,321
General Electric Capital Corp.	2.200%	1/9/20	9,900	10,102
General Electric Capital Corp.	5.550%	5/4/20	8,200	9,637
General Electric Capital Corp.	4.375%	9/16/20	33,650	37,694
General Electric Capital Corp.	4.625%	1/7/21	13,492	15,328
General Electric Capital Corp.	5.300%	2/11/21	13,500	15,719
General Electric Capital Corp.	4.650%	10/17/21	35,847	40,895
General Electric Capital Corp.	3.150%	9/7/22	13,645	14,346
General Electric Capital Corp.	3.100%	1/9/23	17,200	17,830
General Electric Capital Corp.	3.450%	5/15/24	8,455	9,083
3 General Electric Capital Corp.	6.375%	11/15/67	7,000	7,560
HSBC Finance Corp.	6.676%	1/15/21	63,939	77,408
Insurance (3.7%)
ACE INA Holdings Inc.	2.700%	3/13/23	7,695	7,764
ACE INA Holdings Inc.	3.350%	5/15/24	20,000	21,219
Aetna Inc.	2.750%	11/15/22	24,000	24,377
Aetna Inc.	3.500%	11/15/24	10,000	10,607
Aflac Inc.	4.000%	2/15/22	2,000	2,186
Aflac Inc.	3.625%	6/15/23	16,000	16,909
Aflac Inc.	3.625%	11/15/24	15,000	15,951
Alleghany Corp.	4.950%	6/27/22	2,586	2,936
Allied World Assurance Co. Ltd.	5.500%	11/15/20	2,000	2,278
Allstate Corp.	3.150%	6/15/23	1,000	1,039

51

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 Allstate Corp.	5.750%	8/15/53	5,000	5,338
Alterra Finance LLC	6.250%	9/30/20	8,000	9,496
American Financial Group Inc.	9.875%	6/15/19	10,000	12,999
American International Group Inc.	5.850%	1/16/18	7,174	8,082
American International Group Inc.	3.375%	8/15/20	3,000	3,183
American International Group Inc.	6.400%	12/15/20	15,000	18,332
American International Group Inc.	4.875%	6/1/22	16,650	19,154
American International Group Inc.	4.125%	2/15/24	3,000	3,301
American International Group Inc.	4.375%	1/15/55	1,260	1,306
Anthem Inc.	4.350%	8/15/20	2,000	2,220
Anthem Inc.	3.700%	8/15/21	3,090	3,311
Anthem Inc.	3.300%	1/15/23	4,000	4,097
Aspen Insurance Holdings Ltd.	4.650%	11/15/23	5,500	5,883
Axis Specialty Finance LLC	5.875%	6/1/20	25,240	29,263
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	20,202	22,817
Berkshire Hathaway Finance Corp.	4.250%	1/15/21	2,000	2,252
Berkshire Hathaway Finance Corp.	3.000%	5/15/22	4,360	4,577
Berkshire Hathaway Inc.	3.750%	8/15/21	11,500	12,693
Berkshire Hathaway Inc.	3.400%	1/31/22	12,706	13,700
Brown & Brown Inc.	4.200%	9/15/24	15,000	15,756
3 Chubb Corp.	6.375%	3/29/67	4,900	5,268
CNA Financial Corp.	5.875%	8/15/20	5,000	5,820
CNA Financial Corp.	3.950%	5/15/24	2,000	2,102
Coventry Health Care Inc.	5.450%	6/15/21	8,500	9,969
First American Financial Corp.	4.600%	11/15/24	12,000	12,681
Hartford Financial Services Group Inc.	5.125%	4/15/22	2,880	3,345
Infinity Property & Casualty Corp.	5.000%	9/19/22	10,547	11,556
6 Jackson National Life Global Funding	4.700%	6/1/18	2,500	2,740
Loews Corp.	2.625%	5/15/23	8,000	7,830
Manulife Financial Corp.	4.900%	9/17/20	24,150	27,289
Marsh & McLennan Cos. Inc.	4.050%	10/15/23	5,000	5,485
Marsh & McLennan Cos. Inc.	3.500%	6/3/24	1,500	1,575
6 MassMutual Global Funding II	2.500%	10/17/22	10,500	10,599
MetLife Inc.	4.750%	2/8/21	17,000	19,413
MetLife Inc.	3.048%	12/15/22	17,000	17,656
MetLife Inc.	4.368%	9/15/23	38,430	43,228
MetLife Inc.	3.600%	4/10/24	28,005	29,934
OneBeacon US Holdings Inc.	4.600%	11/9/22	7,269	7,800
PartnerRe Finance A LLC	6.875%	6/1/18	3,857	4,438
PartnerRe Finance B LLC	5.500%	6/1/20	16,550	18,979
Principal Financial Group Inc.	8.875%	5/15/19	11,195	14,265
3 Progressive Corp.	6.700%	6/15/67	6,500	6,971
Prudential Financial Inc.	2.350%	8/15/19	1,950	1,991
3 Prudential Financial Inc.	5.875%	9/15/42	6,000	6,375
3 Prudential Financial Inc.	5.625%	6/15/43	7,875	8,249
3 Prudential Financial Inc.	5.200%	3/15/44	2,500	2,525
Reinsurance Group of America Inc.	5.000%	6/1/21	5,000	5,638
Reinsurance Group of America Inc.	4.700%	9/15/23	3,000	3,347
6 Reliance Standard Life Global Funding II	2.500%	1/15/20	6,455	6,559
Swiss Re Solutions Holding Corp.	6.450%	3/1/19	11,250	13,025
6 Swiss Re Treasury US Corp.	2.875%	12/6/22	2,000	2,024
Torchmark Corp.	9.250%	6/15/19	3,000	3,856
Trinity Acquisition plc	4.625%	8/15/23	3,000	3,237
UnitedHealth Group Inc.	2.300%	12/15/19	10,000	10,258
UnitedHealth Group Inc.	3.875%	10/15/20	14,000	15,410
UnitedHealth Group Inc.	4.700%	2/15/21	13,000	14,933
UnitedHealth Group Inc.	2.875%	12/15/21	10,000	10,456
UnitedHealth Group Inc.	2.875%	3/15/22	16,816	17,485
UnitedHealth Group Inc.	2.750%	2/15/23	12,000	12,318
UnitedHealth Group Inc.	2.875%	3/15/23	9,000	9,343
WR Berkley Corp.	4.625%	3/15/22	2,977	3,282

52

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)

Real Estate Investment Trusts (2.3%)
Alexandria Real Estate Equities Inc.	4.500%	7/30/29	6,465	7,021
American Campus Communities Operating Partnership
LP	3.750%	4/15/23	2,000	2,069
BioMed Realty LP	4.250%	7/15/22	3,082	3,289
Boston Properties LP	3.125%	9/1/23	2,654	2,692
Boston Properties LP	3.800%	2/1/24	1,050	1,120
Brandywine Operating Partnership LP	4.100%	10/1/24	17,000	17,764
Brixmor Operating Partnership LP	3.850%	2/1/25	7,000	7,088
Corporate Office Properties LP	3.600%	5/15/23	4,525	4,484
CubeSmart LP	4.375%	12/15/23	5,725	6,326
DDR Corp.	7.500%	4/1/17	1,750	1,962
DDR Corp.	3.375%	5/15/23	7,000	7,075
DDR Corp.	3.625%	2/1/25	10,000	10,125
Digital Realty Trust LP	5.250%	3/15/21	12,225	13,667
Duke Realty LP	6.500%	1/15/18	5	6
Duke Realty LP	3.875%	2/15/21	11,530	12,276
Federal Realty Investment Trust	3.000%	8/1/22	16,499	17,053
Federal Realty Investment Trust	3.950%	1/15/24	3,700	4,018
6 Goodman Funding Pty Ltd.	6.375%	4/15/21	3,650	4,294
6 Goodman Funding Pty Ltd.	6.000%	3/22/22	8,155	9,538
HCP Inc.	2.625%	2/1/20	7,000	7,082
HCP Inc.	5.375%	2/1/21	11,600	13,268
HCP Inc.	3.150%	8/1/22	2,000	2,026
HCP Inc.	4.250%	11/15/23	3,000	3,262
Health Care REIT Inc.	6.125%	4/15/20	5,000	5,877
Health Care REIT Inc.	4.950%	1/15/21	8,000	8,994
Health Care REIT Inc.	3.750%	3/15/23	5,000	5,215
Health Care REIT Inc.	4.500%	1/15/24	7,000	7,671
Healthcare Realty Trust Inc.	5.750%	1/15/21	5,000	5,728
Healthcare Realty Trust Inc.	3.750%	4/15/23	13,000	13,270
Healthcare Trust of America Holdings LP	3.375%	7/15/21	2,000	2,052
Healthcare Trust of America Holdings LP	3.700%	4/15/23	13,030	13,330
Highwoods Realty LP	3.200%	6/15/21	6,000	6,176
Liberty Property LP	4.750%	10/1/20	9,565	10,574
Liberty Property LP	4.400%	2/15/24	4,000	4,352
Mid-America Apartments LP	4.300%	10/15/23	2,000	2,185
National Retail Properties Inc.	3.900%	6/15/24	11,000	11,650
Omega Healthcare Investors Inc.	4.950%	4/1/24	19,000	20,282
ProLogis LP	4.250%	8/15/23	5,000	5,457
Realty Income Corp.	4.650%	8/1/23	6,000	6,626
6 Scentre Group Trust 1 / Scentre Group Trust 2	2.375%	11/5/19	27,260	27,542
6 Scentre Group Trust 1 / Scentre Group Trust 2	3.500%	2/12/25	5,000	5,196
Senior Housing Properties Trust	6.750%	12/15/21	4,000	4,721
Simon Property Group LP	5.650%	2/1/20	21,200	24,798
Simon Property Group LP	4.375%	3/1/21	18,394	20,618
Simon Property Group LP	4.125%	12/1/21	20,822	23,174
Simon Property Group LP	3.375%	3/15/22	7,000	7,432
Simon Property Group LP	2.750%	2/1/23	7,500	7,577
Simon Property Group LP	3.750%	2/1/24	22,000	23,768
UDR Inc.	4.625%	1/10/22	3,455	3,841
Ventas Realty LP	3.750%	5/1/24	10,000	10,473
				5,530,370
Industrial (38.5%)
Basic Industry (2.8%)
Agrium Inc.	3.150%	10/1/22	3,908	3,989
Agrium Inc.	3.500%	6/1/23	15,000	15,375
Air Products & Chemicals Inc.	3.000%	11/3/21	5,390	5,647
Air Products & Chemicals Inc.	3.350%	7/31/24	7,000	7,375
Airgas Inc.	3.650%	7/15/24	3,500	3,699
Barrick Gold Corp.	3.850%	4/1/22	5,500	5,488

53

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Barrick Gold Corp.	4.100%	5/1/23	5,000	4,958
Barrick North America Finance LLC	4.400%	5/30/21	5,430	5,666
8 BHP Billiton Finance Ltd.	3.250%	9/25/24	7,000	11,296
BHP Billiton Finance USA Ltd.	3.250%	11/21/21	22,030	23,271
BHP Billiton Finance USA Ltd.	2.875%	2/24/22	17,750	18,188
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	26,800	28,872
Celulosa Arauco y Constitucion SA	5.000%	1/21/21	3,500	3,727
Celulosa Arauco y Constitucion SA	4.750%	1/11/22	4,000	4,176
CF Industries Inc.	7.125%	5/1/20	3,480	4,206
CF Industries Inc.	3.450%	6/1/23	5,685	5,802
Dow Chemical Co.	3.500%	10/1/24	7,000	7,223
Eastman Chemical Co.	4.500%	1/15/21	8,139	8,941
Eastman Chemical Co.	3.800%	3/15/25	3,000	3,161
EI du Pont de Nemours & Co.	3.625%	1/15/21	13,635	14,606
EI du Pont de Nemours & Co.	4.250%	4/1/21	967	1,074
EI du Pont de Nemours & Co.	2.800%	2/15/23	18,225	18,533
Freeport-McMoRan Inc.	3.100%	3/15/20	4,300	3,980
Freeport-McMoRan Inc.	3.550%	3/1/22	13,000	11,540
Freeport-McMoRan Inc.	3.875%	3/15/23	16,000	14,349
6 Glencore Funding LLC	4.125%	5/30/23	5,000	4,835
Goldcorp Inc.	3.700%	3/15/23	4,000	4,077
LyondellBasell Industries NV	5.000%	4/15/19	8,000	8,821
LyondellBasell Industries NV	6.000%	11/15/21	5,000	5,894
LyondellBasell Industries NV	5.750%	4/15/24	7,340	8,611
Monsanto Co.	2.750%	7/15/21	10,000	10,320
Monsanto Co.	3.375%	7/15/24	15,000	15,909
Newmont Mining Corp.	3.500%	3/15/22	4,000	3,919
Nucor Corp.	4.000%	8/1/23	5,000	5,362
Packaging Corp. of America	3.650%	9/15/24	7,000	7,203
Plains Exploration & Production Co.	6.500%	11/15/20	5,863	6,185
Plains Exploration & Production Co.	6.750%	2/1/22	4,870	5,174
Plains Exploration & Production Co.	6.875%	2/15/23	9,148	9,971
Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	7,410	8,811
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	3,110	3,508
Potash Corp. of Saskatchewan Inc.	3.625%	3/15/24	11,455	12,224
PPG Industries Inc.	3.600%	11/15/20	3,740	4,013
Praxair Inc.	4.500%	8/15/19	3,000	3,360
Praxair Inc.	4.050%	3/15/21	8,000	8,835
Praxair Inc.	3.000%	9/1/21	16,915	17,872
Praxair Inc.	2.450%	2/15/22	8,215	8,377
Praxair Inc.	2.650%	2/5/25	6,865	6,916
9 Praxair Inc.	1.625%	12/1/25	4,050	4,815
Rio Tinto Finance USA Ltd.	9.000%	5/1/19	3,000	3,847
Rio Tinto Finance USA Ltd.	3.500%	11/2/20	11,500	12,163
Rio Tinto Finance USA Ltd.	4.125%	5/20/21	12,935	13,844
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	18,820	20,034
Rio Tinto Finance USA plc	3.500%	3/22/22	21,000	21,633
Rio Tinto Finance USA plc	2.875%	8/21/22	20,000	19,847
Syngenta Finance NV	3.125%	3/28/22	8,895	9,226
Teck Resources Ltd.	3.000%	3/1/19	2,000	1,888
Teck Resources Ltd.	4.500%	1/15/21	2,000	1,889
Vale Overseas Ltd.	5.625%	9/15/19	6,000	6,362
Vale Overseas Ltd.	4.625%	9/15/20	5,000	4,964
Vale Overseas Ltd.	4.375%	1/11/22	10,500	10,038
Capital Goods (4.1%)
ABB Finance USA Inc.	2.875%	5/8/22	5,000	5,182
6 ABB Treasury Center USA Inc.	4.000%	6/15/21	7,000	7,677
Acuity Brands Lighting Inc.	6.000%	12/15/19	10,000	11,355
6 Airbus Group Finance BV	2.700%	4/17/23	18,000	18,351
6 BAE Systems Holdings Inc.	3.800%	10/7/24	15,000	15,932
Boeing Co.	4.875%	2/15/20	16,680	19,184
Boeing Co.	7.950%	8/15/24	17,489	25,350
Boeing Co.	2.850%	10/30/24	5,000	5,187

54

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
8 Bouygues SA	5.500%	10/6/26	8,750	16,797
Caterpillar Financial Services Corp.	3.750%	11/24/23	14,000	15,334
Caterpillar Financial Services Corp.	3.250%	12/1/24	10,000	10,564
Caterpillar Inc.	3.400%	5/15/24	18,000	19,171
Crane Co.	4.450%	12/15/23	2,000	2,195
Danaher Corp.	5.400%	3/1/19	2,535	2,913
Danaher Corp.	3.900%	6/23/21	19,577	21,765
Deere & Co.	4.375%	10/16/19	11,850	13,171
Deere & Co.	2.600%	6/8/22	29,800	30,328
Dover Corp.	4.300%	3/1/21	7,000	7,932
6 Embraer Overseas Ltd.	5.696%	9/16/23	7,025	7,530
Embraer SA	5.150%	6/15/22	8,000	8,492
Emerson Electric Co.	2.625%	2/15/23	24,700	25,184
Flowserve Corp.	3.500%	9/15/22	5,000	5,153
General Dynamics Corp.	3.875%	7/15/21	17,155	18,987
General Dynamics Corp.	2.250%	11/15/22	21,925	21,853
General Electric Co.	2.700%	10/9/22	47,000	48,330
General Electric Co.	3.375%	3/11/24	10,425	11,229
Harsco Corp.	5.750%	5/15/18	7,065	7,452
Honeywell International Inc.	4.250%	3/1/21	14,055	16,102
Honeywell International Inc.	3.350%	12/1/23	9,040	9,730
Huntington Ingalls Industries Inc.	7.125%	3/15/21	7,320	7,915
Illinois Tool Works Inc.	6.250%	4/1/19	9,950	11,771
Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	7,000	7,607
Ingersoll-Rand Luxembourg Finance SA	3.550%	11/1/24	5,000	5,097
John Deere Capital Corp.	2.000%	1/13/17	9,500	9,711
John Deere Capital Corp.	1.200%	10/10/17	1,250	1,252
John Deere Capital Corp.	5.350%	4/3/18	3,000	3,381
John Deere Capital Corp.	5.750%	9/10/18	8,000	9,171
John Deere Capital Corp.	1.700%	1/15/20	7,000	7,028
John Deere Capital Corp.	2.800%	3/4/21	7,005	7,265
John Deere Capital Corp.	3.150%	10/15/21	8,050	8,490
John Deere Capital Corp.	2.750%	3/15/22	12,800	13,137
John Deere Capital Corp.	2.800%	1/27/23	4,000	4,126
John Deere Capital Corp.	3.350%	6/12/24	10,000	10,691
L-3 Communications Corp.	5.200%	10/15/19	8,500	9,533
L-3 Communications Corp.	4.750%	7/15/20	4,000	4,369
L-3 Communications Corp.	3.950%	5/28/24	2,000	2,076
Lockheed Martin Corp.	3.350%	9/15/21	28,523	30,504
Mohawk Industries Inc.	3.850%	2/1/23	15,000	15,569
Owens Corning	6.500%	12/1/16	121	131
Owens Corning	9.000%	6/15/19	195	241
Parker-Hannifin Corp.	3.300%	11/21/24	16,525	17,525
Precision Castparts Corp.	2.500%	1/15/23	22,000	22,085
Raytheon Co.	2.500%	12/15/22	30,000	30,222
Rockwell Collins Inc.	3.100%	11/15/21	9,000	9,534
Rockwell Collins Inc.	3.700%	12/15/23	2,300	2,494
Roper Industries Inc.	2.050%	10/1/18	3,175	3,192
Roper Industries Inc.	6.250%	9/1/19	2,700	3,175
Roper Industries Inc.	3.125%	11/15/22	3,000	3,035
6 Schneider Electric SE	2.950%	9/27/22	20,425	21,223
Stanley Black & Decker Inc.	2.900%	11/1/22	7,000	7,178
Textron Inc.	3.875%	3/1/25	7,000	7,333
United Technologies Corp.	3.100%	6/1/22	64,930	68,475
Waste Management Inc.	2.900%	9/15/22	6,500	6,658
Communication (4.7%)
21st Century Fox America Inc.	6.900%	3/1/19	7,000	8,380
America Movil SAB de CV	5.000%	10/16/19	12,000	13,392
America Movil SAB de CV	5.000%	3/30/20	38,500	43,301
America Movil SAB de CV	3.125%	7/16/22	34,300	34,799
American Tower Corp.	4.500%	1/15/18	10,000	10,706
American Tower Corp.	3.450%	9/15/21	15,565	15,928
AT&T Inc.	5.500%	2/1/18	24,085	26,774

55

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
AT&T Inc.	5.800%	2/15/19	4,849	5,580
AT&T Inc.	4.450%	5/15/21	22,500	24,917
AT&T Inc.	3.875%	8/15/21	12,329	13,256
AT&T Inc.	3.000%	2/15/22	20,396	20,686
AT&T Inc.	2.625%	12/1/22	9,000	8,917
AT&T Inc.	3.900%	3/11/24	13,000	13,813
British Telecommunications plc	2.350%	2/14/19	6,000	6,109
CBS Corp.	4.300%	2/15/21	3,000	3,303
CBS Corp.	3.375%	3/1/22	3,000	3,103
CBS Corp.	3.700%	8/15/24	6,000	6,247
CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	5,685	5,843
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	9,966	14,780
Comcast Corp.	5.150%	3/1/20	16,288	18,824
Comcast Corp.	3.125%	7/15/22	25,126	26,474
Comcast Corp.	2.850%	1/15/23	9,487	9,797
Comcast Corp.	3.600%	3/1/24	25,000	27,208
8 Deutsche Telekom International Finance BV	6.500%	4/8/22	3,000	5,845
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.200%	3/15/20	7,500	8,499
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.600%	2/15/21	9,375	10,275
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.000%	3/1/21	10,637	11,914
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.800%	3/15/22	13,800	14,488
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.450%	4/1/24	8,000	8,692
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.950%	1/15/25	6,000	6,304
Discovery Communications LLC	4.375%	6/15/21	5,000	5,445
Interpublic Group of Cos. Inc.	3.750%	2/15/23	6,000	6,212
Moody's Corp.	4.500%	9/1/22	16,700	18,426
NBCUniversal Media LLC	5.150%	4/30/20	28,060	32,487
NBCUniversal Media LLC	4.375%	4/1/21	34,710	38,939
NBCUniversal Media LLC	2.875%	1/15/23	18,000	18,515
Omnicom Group Inc.	4.450%	8/15/20	8,427	9,337
Omnicom Group Inc.	3.625%	5/1/22	14,163	14,975
Omnicom Group Inc.	3.650%	11/1/24	6,000	6,283
Orange SA	2.750%	2/6/19	6,200	6,412
Orange SA	4.125%	9/14/21	6,400	7,039
Qwest Corp.	6.750%	12/1/21	12,628	14,696
Rogers Communications Inc.	4.100%	10/1/23	3,000	3,260
Telefonica Emisiones SAU	5.877%	7/15/19	9,000	10,468
Telefonica Emisiones SAU	5.134%	4/27/20	13,000	14,721
Telefonica Emisiones SAU	5.462%	2/16/21	9,000	10,378
Telefonica Emisiones SAU	4.570%	4/27/23	6,205	6,932
Thomson Reuters Corp.	4.300%	11/23/23	12,000	13,242
Time Warner Cable Inc.	6.750%	7/1/18	6,000	6,945
Time Warner Cable Inc.	8.250%	4/1/19	8,500	10,534
Time Warner Cable Inc.	5.000%	2/1/20	13,363	15,059
Time Warner Cable Inc.	4.125%	2/15/21	10,110	10,956
Time Warner Cable Inc.	4.000%	9/1/21	10,000	10,863
Time Warner Entertainment Co. LP	8.375%	3/15/23	4,000	5,519
Time Warner Inc.	4.750%	3/29/21	4,500	5,059
Time Warner Inc.	4.000%	1/15/22	5,000	5,407
Verizon Communications Inc.	3.650%	9/14/18	10,000	10,630
Verizon Communications Inc.	6.350%	4/1/19	8,806	10,321
6 Verizon Communications Inc.	2.625%	2/21/20	7,000	7,086
Verizon Communications Inc.	4.500%	9/15/20	7,000	7,727
Verizon Communications Inc.	3.450%	3/15/21	13,000	13,654
Verizon Communications Inc.	4.600%	4/1/21	18,000	19,976
Verizon Communications Inc.	3.000%	11/1/21	7,000	7,105
Verizon Communications Inc.	3.500%	11/1/21	15,971	16,698
Verizon Communications Inc.	2.450%	11/1/22	4,200	4,065
Verizon Communications Inc.	5.150%	9/15/23	26,000	29,756
Verizon Communications Inc.	3.500%	11/1/24	3,000	3,073
Viacom Inc.	3.125%	6/15/22	4,365	4,399
Viacom Inc.	3.875%	4/1/24	8,000	8,293
Vodafone Group plc	1.500%	2/19/18	3,750	3,729
Vodafone Group plc	4.375%	3/16/21	4,500	4,961

56

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Vodafone Group plc	2.500%	9/26/22	3,885	3,801
Vodafone Group plc	2.950%	2/19/23	2,000	2,005
Walt Disney Co.	2.550%	2/15/22	3,000	3,085
Walt Disney Co.	2.350%	12/1/22	10,000	10,139
WPP Finance 2010	4.750%	11/21/21	5,000	5,636
WPP Finance 2010	3.625%	9/7/22	3,172	3,330
WPP Finance 2010	3.750%	9/19/24	5,000	5,276
Consumer Cyclical (4.9%)
6 Alibaba Group Holding Ltd.	2.500%	11/28/19	5,130	5,149
6 Alibaba Group Holding Ltd.	3.125%	11/28/21	14,760	14,942
6 Alibaba Group Holding Ltd.	3.600%	11/28/24	39,665	40,458
Amazon.com Inc.	3.300%	12/5/21	11,000	11,511
Amazon.com Inc.	3.800%	12/5/24	11,000	11,643
American Honda Finance Corp.	2.125%	10/10/18	7,500	7,657
AutoZone Inc.	4.000%	11/15/20	7,000	7,595
AutoZone Inc.	3.700%	4/15/22	8,000	8,490
AutoZone Inc.	2.875%	1/15/23	8,500	8,487
Brinker International Inc.	3.875%	5/15/23	13,000	13,248
Cummins Inc.	3.650%	10/1/23	7,500	8,195
CVS Health Corp.	3.375%	8/12/24	5,000	5,279
6 Daimler Finance North America LLC	2.875%	3/10/21	11,605	12,039
6 Daimler Finance North America LLC	3.875%	9/15/21	3,506	3,824
6 Daimler Finance North America LLC	3.250%	8/1/24	6,500	6,873
Dollar General Corp.	3.250%	4/15/23	4,500	4,387
eBay Inc.	2.875%	8/1/21	8,385	8,464
eBay Inc.	2.600%	7/15/22	10,000	9,627
eBay Inc.	3.450%	8/1/24	12,885	12,838
Expedia Inc.	4.500%	8/15/24	7,000	7,277
Ford Motor Credit Co. LLC	3.000%	6/12/17	5,250	5,409
Ford Motor Credit Co. LLC	6.625%	8/15/17	13,056	14,627
Ford Motor Credit Co. LLC	5.000%	5/15/18	17,348	18,969
Ford Motor Credit Co. LLC	8.125%	1/15/20	5,500	6,924
Ford Motor Credit Co. LLC	5.750%	2/1/21	19,545	22,816
Ford Motor Credit Co. LLC	5.875%	8/2/21	18,000	21,319
Ford Motor Credit Co. LLC	3.219%	1/9/22	5,000	5,132
Ford Motor Credit Co. LLC	4.375%	8/6/23	5,000	5,522
Gap Inc.	5.950%	4/12/21	5,000	5,801
General Motors Co.	4.875%	10/2/23	5,000	5,488
General Motors Financial Co. Inc.	3.500%	7/10/19	6,000	6,150
General Motors Financial Co. Inc.	4.250%	5/15/23	10,000	10,425
6 Harley-Davidson Financial Services Inc.	2.700%	3/15/17	3,618	3,731
6 Harley-Davidson Funding Corp.	6.800%	6/15/18	11,725	13,718
Home Depot Inc.	2.700%	4/1/23	14,625	15,007
Home Depot Inc.	3.750%	2/15/24	15,000	16,589
Host Hotels & Resorts LP	3.750%	10/15/23	10,000	10,150
6 Kia Motors Corp.	3.625%	6/14/16	3,200	3,298
Kohl's Corp.	3.250%	2/1/23	2,970	2,985
Kohl's Corp.	4.750%	12/15/23	3,041	3,366
L Brands Inc.	6.625%	4/1/21	3,628	4,100
L Brands Inc.	5.625%	10/15/23	5,000	5,438
Lowe's Cos. Inc.	3.750%	4/15/21	11,350	12,519
Lowe's Cos. Inc.	3.800%	11/15/21	6,650	7,319
Lowe's Cos. Inc.	3.120%	4/15/22	15,000	15,836
Lowe's Cos. Inc.	3.875%	9/15/23	20,000	22,093
Lowe's Cos. Inc.	3.125%	9/15/24	10,000	10,473
Macy's Retail Holdings Inc.	2.875%	2/15/23	7,500	7,564
Macy's Retail Holdings Inc.	3.625%	6/1/24	5,000	5,267
Marriott International Inc.	6.375%	6/15/17	3,040	3,375
Marriott International Inc.	3.000%	3/1/19	2,500	2,611
Marriott International Inc.	3.250%	9/15/22	3,500	3,630
MasterCard Inc.	2.000%	4/1/19	1,250	1,282
MasterCard Inc.	3.375%	4/1/24	16,000	17,104
McDonald's Corp.	3.625%	5/20/21	4,500	4,909

57

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
McDonald's Corp.	2.625%	1/15/22	9,000	9,189
Nordstrom Inc.	4.750%	5/1/20	15,000	16,959
Nordstrom Inc.	4.000%	10/15/21	7,500	8,255
NVR Inc.	3.950%	9/15/22	10,000	10,554
O'Reilly Automotive Inc.	4.625%	9/15/21	7,000	7,867
O'Reilly Automotive Inc.	3.800%	9/1/22	4,000	4,270
O'Reilly Automotive Inc.	3.850%	6/15/23	7,000	7,450
PACCAR Financial Corp.	1.600%	3/15/17	2,500	2,535
QVC Inc.	3.125%	4/1/19	2,000	2,026
QVC Inc.	4.850%	4/1/24	5,000	5,301
Smithsonian Institute Washington DC GO	3.434%	9/1/23	1,600	1,694
Staples Inc.	2.750%	1/12/18	7,000	7,107
Starbucks Corp.	2.000%	12/5/18	2,000	2,051
Starbucks Corp.	3.850%	10/1/23	12,000	13,317
Target Corp.	2.900%	1/15/22	4,500	4,715
Target Corp.	3.500%	7/1/24	15,985	17,281
TJX Cos. Inc.	6.950%	4/15/19	15,663	18,948
TJX Cos. Inc.	2.750%	6/15/21	6,000	6,203
TJX Cos. Inc.	2.500%	5/15/23	16,000	16,016
Toyota Motor Credit Corp.	4.500%	6/17/20	9,000	10,172
Toyota Motor Credit Corp.	4.250%	1/11/21	5,155	5,796
Toyota Motor Credit Corp.	3.400%	9/15/21	24,460	26,280
Toyota Motor Credit Corp.	3.300%	1/12/22	16,000	17,099
Toyota Motor Credit Corp.	2.625%	1/10/23	6,000	6,147
VF Corp.	3.500%	9/1/21	15,505	16,836
Wal-Mart Stores Inc.	3.625%	7/8/20	5,515	6,044
Wal-Mart Stores Inc.	3.250%	10/25/20	21,195	22,901
Wal-Mart Stores Inc.	4.250%	4/15/21	14,824	16,754
9 Wal-Mart Stores Inc.	1.900%	4/8/22	7,000	8,594
Wal-Mart Stores Inc.	2.550%	4/11/23	57,500	58,541
Wal-Mart Stores Inc.	3.300%	4/22/24	25,300	27,224
Walgreen Co.	5.250%	1/15/19	4,125	4,661
Walgreen Co.	3.100%	9/15/22	6,000	6,153
Walgreens Boots Alliance Inc.	3.300%	11/18/21	15,000	15,578
6 Wesfarmers Ltd.	1.874%	3/20/18	6,000	6,047
9 Wesfarmers Ltd.	2.750%	8/2/22	5,000	6,403
Wyndham Worldwide Corp.	5.625%	3/1/21	2,500	2,861
Wyndham Worldwide Corp.	4.250%	3/1/22	4,000	4,221
Wyndham Worldwide Corp.	3.900%	3/1/23	2,000	2,048
Consumer Noncyclical (9.1%)
Actavis Funding SCS	3.850%	6/15/24	10,000	10,305
Actavis Inc.	3.250%	10/1/22	15,000	14,913
Agilent Technologies Inc.	5.000%	7/15/20	2,000	2,219
Agilent Technologies Inc.	3.200%	10/1/22	10,000	10,084
Agilent Technologies Inc.	3.875%	7/15/23	7,500	7,835
Allergan Inc.	3.375%	9/15/20	9,000	9,269
Allergan Inc.	2.800%	3/15/23	5,000	4,845
Altria Group Inc.	9.700%	11/10/18	13,654	17,444
Altria Group Inc.	9.250%	8/6/19	8,014	10,479
Altria Group Inc.	4.750%	5/5/21	11,800	13,280
Altria Group Inc.	2.850%	8/9/22	10,000	10,043
Altria Group Inc.	4.000%	1/31/24	5,000	5,434
AmerisourceBergen Corp.	4.875%	11/15/19	6,270	7,098
AmerisourceBergen Corp.	3.400%	5/15/24	8,000	8,293
Amgen Inc.	6.150%	6/1/18	5,000	5,716
Amgen Inc.	2.200%	5/22/19	5,305	5,387
Amgen Inc.	3.625%	5/15/22	12,000	12,806
Amgen Inc.	3.625%	5/22/24	14,000	14,780
Anheuser-Busch Cos. LLC	5.500%	1/15/18	80	90
Anheuser-Busch Cos. LLC	5.000%	3/1/19	3,145	3,553
Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	14,382	14,391
Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	15,000	16,233
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	5,570	6,838

58

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	8,514	10,434
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	17,210	19,946
Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	12,286	14,093
Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	30,792	30,905
6 BAT International Finance plc	9.500%	11/15/18	4,000	5,090
Baxter International Inc.	5.375%	6/1/18	2,000	2,237
Baxter International Inc.	4.500%	8/15/19	2,000	2,236
Baxter International Inc.	4.250%	3/15/20	3,000	3,303
Baxter International Inc.	2.400%	8/15/22	5,965	5,829
6 Bayer US Finance LLC	3.000%	10/8/21	7,000	7,343
6 Bayer US Finance LLC	3.375%	10/8/24	13,000	13,839
Becton Dickinson & Co.	5.000%	5/15/19	4,700	5,295
Becton Dickinson & Co.	3.250%	11/12/20	7,000	7,344
Boston Scientific Corp.	6.000%	1/15/20	6,500	7,495
Boston Scientific Corp.	4.125%	10/1/23	2,000	2,118
Bottling Group LLC	5.125%	1/15/19	2,275	2,587
Bristol-Myers Squibb Co.	2.000%	8/1/22	8,200	8,067
Brown-Forman Corp.	2.250%	1/15/23	4,350	4,270
Cardinal Health Inc.	3.500%	11/15/24	7,000	7,291
6 Cargill Inc.	4.307%	5/14/21	4,346	4,909
6 Cargill Inc.	3.250%	11/15/21	2,515	2,694
9 Cargill Inc.	2.500%	2/15/23	5,000	6,363
Catholic Health Initiatives Colorado GO	2.950%	11/1/22	1,500	1,520
Catholic Health Initiatives Colorado GO	4.200%	8/1/23	2,000	2,205
Celgene Corp.	3.250%	8/15/22	7,000	7,258
Celgene Corp.	3.625%	5/15/24	4,000	4,229
Clorox Co.	3.800%	11/15/21	5,000	5,447
Clorox Co.	3.050%	9/15/22	3,000	3,085
Coca-Cola Co.	4.875%	3/15/19	9,200	10,527
Coca-Cola Co.	3.150%	11/15/20	19,950	21,439
Coca-Cola Co.	3.300%	9/1/21	27,245	29,425
Coca-Cola Co.	3.200%	11/1/23	45,420	48,767
9 Coca-Cola Co.	1.875%	9/22/26	5,000	6,171
Coca-Cola Femsa SAB de CV	2.375%	11/26/18	3,095	3,137
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	5,000	5,534
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	12,500	13,649
Colgate-Palmolive Co.	2.300%	5/3/22	8,000	8,082
Colgate-Palmolive Co.	1.950%	2/1/23	2,079	2,036
Colgate-Palmolive Co.	2.100%	5/1/23	17,000	16,814
Colgate-Palmolive Co.	3.250%	3/15/24	13,375	14,465
ConAgra Foods Inc.	7.000%	4/15/19	2,502	2,975
ConAgra Foods Inc.	3.250%	9/15/22	5,000	5,045
ConAgra Foods Inc.	3.200%	1/25/23	3,617	3,648
Constellation Brands Inc.	3.750%	5/1/21	4,250	4,282
Constellation Brands Inc.	4.750%	11/15/24	5,000	5,225
Covidien International Finance SA	4.200%	6/15/20	7,735	8,531
Covidien International Finance SA	3.200%	6/15/22	13,500	14,083
Covidien International Finance SA	2.950%	6/15/23	17,330	17,768
CR Bard Inc.	4.400%	1/15/21	6,000	6,784
Delhaize Group SA	6.500%	6/15/17	5,880	6,598
Delhaize Group SA	4.125%	4/10/19	5,000	5,301
DENTSPLY International Inc.	4.125%	8/15/21	1,900	2,046
Diageo Capital plc	4.828%	7/15/20	12,989	14,856
Diageo Capital plc	2.625%	4/29/23	15,000	15,075
Diageo Investment Corp.	2.875%	5/11/22	11,000	11,341
Dignity Health	3.812%	11/1/24	1,000	1,078
Estee Lauder Cos. Inc.	2.350%	8/15/22	5,000	4,988
Express Scripts Holding Co.	7.250%	6/15/19	3,000	3,654
Express Scripts Holding Co.	4.750%	11/15/21	7,625	8,656
Flowers Foods Inc.	4.375%	4/1/22	2,000	2,179
General Mills Inc.	5.650%	2/15/19	3,000	3,445
Genzyme Corp.	5.000%	6/15/20	15,349	17,625
Gilead Sciences Inc.	4.400%	12/1/21	9,050	10,277
Gilead Sciences Inc.	3.700%	4/1/24	27,655	30,129

59

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Gilead Sciences Inc.	3.500%	2/1/25	25,000	26,862
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	21,570	22,161
GlaxoSmithKline Capital plc	2.850%	5/8/22	10,000	10,355
6 Grupo Bimbo SAB de CV	3.875%	6/27/24	12,000	12,337
Hasbro Inc.	6.300%	9/15/17	5,000	5,579
Hershey Co.	4.125%	12/1/20	4,125	4,594
Hershey Co.	2.625%	5/1/23	20,450	20,691
Hormel Foods Corp.	4.125%	4/15/21	3,350	3,751
Kaiser Foundation Hospitals	3.500%	4/1/22	5,765	6,004
Kimberly-Clark Corp.	7.500%	11/1/18	10,000	12,142
Kimberly-Clark Corp.	3.625%	8/1/20	3,300	3,596
Kraft Foods Group Inc.	6.125%	8/23/18	6,000	6,816
Kroger Co.	2.200%	1/15/17	2,920	2,980
Kroger Co.	3.300%	1/15/21	5,500	5,768
Kroger Co.	2.950%	11/1/21	3,000	3,073
Kroger Co.	3.400%	4/15/22	3,000	3,137
Kroger Co.	3.850%	8/1/23	5,000	5,372
Laboratory Corp. of America Holdings	3.600%	2/1/25	7,000	7,138
Life Technologies Corp.	6.000%	3/1/20	5,000	5,825
Lorillard Tobacco Co.	6.875%	5/1/20	7,065	8,491
9 Luxottica Group SPA	2.625%	2/10/24	6,200	8,003
McKesson Corp.	7.500%	2/15/19	6,100	7,405
McKesson Corp.	2.850%	3/15/23	5,000	5,016
6 Medtronic Inc.	2.500%	3/15/20	27,700	28,527
Medtronic Inc.	4.450%	3/15/20	10,000	11,219
Medtronic Inc.	3.125%	3/15/22	7,000	7,309
6 Medtronic Inc.	3.150%	3/15/22	30,350	31,859
Medtronic Inc.	2.750%	4/1/23	20,000	20,284
Medtronic Inc.	3.625%	3/15/24	10,000	10,796
6 Medtronic Inc.	3.500%	3/15/25	24,300	25,798
Merck & Co. Inc.	2.800%	5/18/23	30,561	31,484
Mondelez International Inc.	2.250%	2/1/19	5,000	5,058
9 Mondelez International Inc.	2.375%	1/26/21	10,000	12,207
Mondelez International Inc.	4.000%	2/1/24	11,000	11,955
6 Mylan Inc.	3.125%	1/15/23	16,325	16,199
Mylan Inc.	4.200%	11/29/23	5,850	6,284
Newell Rubbermaid Inc.	4.000%	12/1/24	5,000	5,363
Novartis Capital Corp.	4.400%	4/24/20	15,000	17,092
Novartis Capital Corp.	2.400%	9/21/22	29,555	30,270
Novartis Capital Corp.	3.400%	5/6/24	10,000	10,837
PepsiCo Inc.	4.500%	1/15/20	13,800	15,573
PepsiCo Inc.	3.125%	11/1/20	7,000	7,450
PepsiCo Inc.	3.000%	8/25/21	17,990	18,904
PepsiCo Inc.	2.750%	3/5/22	13,860	14,278
PepsiCo Inc.	2.750%	3/1/23	9,000	9,173
PepsiCo Inc.	3.600%	3/1/24	18,000	19,529
PerkinElmer Inc.	5.000%	11/15/21	8,000	9,014
6 Pernod Ricard SA	5.750%	4/7/21	2,250	2,626
6 Pernod Ricard SA	4.450%	1/15/22	5,000	5,497
6 Pernod Ricard SA	4.250%	7/15/22	5,000	5,442
Perrigo Finance plc	3.900%	12/15/24	15,000	15,672
Pfizer Inc.	3.000%	6/15/23	10,000	10,486
Pfizer Inc.	3.400%	5/15/24	16,737	18,041
Pharmacia Corp.	6.500%	12/1/18	6,045	7,169
Philip Morris International Inc.	2.900%	11/15/21	6,000	6,265
Philip Morris International Inc.	2.500%	8/22/22	13,425	13,540
Philip Morris International Inc.	2.625%	3/6/23	2,000	2,014
Philip Morris International Inc.	3.600%	11/15/23	5,000	5,388
Philip Morris International Inc.	3.250%	11/10/24	16,000	16,756
Procter & Gamble Co.	2.300%	2/6/22	4,275	4,385
Procter & Gamble Co.	3.100%	8/15/23	5,000	5,346
Quest Diagnostics Inc.	4.750%	1/30/20	2,000	2,218
Quest Diagnostics Inc.	4.700%	4/1/21	4,000	4,474
Quest Diagnostics Inc.	4.250%	4/1/24	2,000	2,163

60

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Reynolds American Inc.	3.250%	11/1/22	5,011	5,043
6 Roche Holdings Inc.	6.000%	3/1/19	17,738	20,763
6 Roche Holdings Inc.	3.350%	9/30/24	12,000	12,864
Sanofi	4.000%	3/29/21	18,500	20,705
St. Jude Medical Inc.	3.250%	4/15/23	16,138	16,779
Stryker Corp.	4.375%	1/15/20	4,000	4,432
Stryker Corp.	3.375%	5/15/24	9,000	9,401
Sysco Corp.	2.350%	10/2/19	3,000	3,071
Sysco Corp.	3.000%	10/2/21	7,500	7,787
Sysco Corp.	2.600%	6/12/22	14,017	14,199
Sysco Corp.	3.500%	10/2/24	29,050	30,419
Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	20,550	21,782
Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	35,650	35,910
Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	19,535	20,656
Thermo Fisher Scientific Inc.	5.000%	6/1/15	3,100	3,144
Thermo Fisher Scientific Inc.	2.250%	8/15/16	2,840	2,890
Thermo Fisher Scientific Inc.	4.700%	5/1/20	4,400	4,913
Thermo Fisher Scientific Inc.	4.500%	3/1/21	4,100	4,570
Tyson Foods Inc.	4.500%	6/15/22	12,750	14,268
Tyson Foods Inc.	3.950%	8/15/24	10,000	10,760
Unilever Capital Corp.	4.800%	2/15/19	1,920	2,163
Whirlpool Corp.	4.000%	3/1/24	4,000	4,330
Wyeth LLC	5.500%	2/15/16	5,000	5,259
Zoetis Inc.	3.250%	2/1/23	5,000	5,068
Energy (6.3%)
Apache Corp.	3.625%	2/1/21	6,000	6,256
Apache Corp.	3.250%	4/15/22	5,324	5,339
Baker Hughes Inc.	7.500%	11/15/18	4,845	5,847
Boardwalk Pipelines LP	5.750%	9/15/19	4,935	5,396
BP Capital Markets plc	1.375%	5/10/18	2,000	1,982
BP Capital Markets plc	4.750%	3/10/19	8,350	9,244
BP Capital Markets plc	2.521%	1/15/20	5,000	5,116
BP Capital Markets plc	4.500%	10/1/20	20,500	22,724
BP Capital Markets plc	4.742%	3/11/21	8,748	9,787
BP Capital Markets plc	3.561%	11/1/21	31,470	33,499
BP Capital Markets plc	3.245%	5/6/22	35,000	36,002
BP Capital Markets plc	2.500%	11/6/22	11,500	11,256
BP Capital Markets plc	2.750%	5/10/23	34,560	33,817
BP Capital Markets plc	3.994%	9/26/23	5,000	5,338
BP Capital Markets plc	3.814%	2/10/24	25,500	26,951
Cameron International Corp.	3.600%	4/30/22	1,335	1,326
Cameron International Corp.	4.000%	12/15/23	5,000	5,072
Cameron International Corp.	3.700%	6/15/24	5,000	4,951
CenterPoint Energy Resources Corp.	4.500%	1/15/21	3,000	3,418
Chevron Corp.	4.950%	3/3/19	3,347	3,807
Chevron Corp.	2.193%	11/15/19	2,000	2,061
Chevron Corp.	2.355%	12/5/22	41,000	41,202
Chevron Corp.	3.191%	6/24/23	37,083	39,690
ConocoPhillips	6.000%	1/15/20	5,000	5,931
ConocoPhillips Co.	2.400%	12/15/22	10,000	9,897
ConocoPhillips Co.	3.350%	11/15/24	12,000	12,555
Continental Resources Inc.	5.000%	9/15/22	14,000	13,265
Continental Resources Inc.	3.800%	6/1/24	5,000	4,537
DCP Midstream Operating LP	2.700%	4/1/19	1,430	1,377
DCP Midstream Operating LP	4.950%	4/1/22	4,100	4,185
Devon Energy Corp.	6.300%	1/15/19	5,000	5,780
Diamond Offshore Drilling Inc.	5.875%	5/1/19	5,000	5,534
Diamond Offshore Drilling Inc.	3.450%	11/1/23	6,000	5,834
Dominion Gas Holdings LLC	3.600%	12/15/24	10,000	10,644
El Paso Pipeline Partners Operating Co. LLC	6.500%	4/1/20	18,295	21,057
6 Enable Midstream Partners LP	3.900%	5/15/24	2,000	1,964
Enbridge Energy Partners LP	6.500%	4/15/18	1,750	1,978
Enbridge Energy Partners LP	5.200%	3/15/20	2,500	2,776

61

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Enbridge Energy Partners LP	4.200%	9/15/21	6,150	6,516
3 Enbridge Energy Partners LP	8.050%	10/1/77	1,110	1,215
Enbridge Inc.	3.500%	6/10/24	3,000	2,849
Energy Transfer Partners LP	9.700%	3/15/19	4,432	5,586
Energy Transfer Partners LP	9.000%	4/15/19	2,334	2,878
Energy Transfer Partners LP	4.650%	6/1/21	12,850	13,745
Energy Transfer Partners LP	5.200%	2/1/22	16,530	18,146
Energy Transfer Partners LP	4.900%	2/1/24	3,042	3,303
Ensco plc	4.700%	3/15/21	14,300	14,409
Enterprise Products Operating LLC	3.350%	3/15/23	5,500	5,631
Enterprise Products Operating LLC	3.750%	2/15/25	4,000	4,175
3 Enterprise Products Operating LLC	8.375%	8/1/66	1,500	1,586
EOG Resources Inc.	5.625%	6/1/19	10,250	11,807
EOG Resources Inc.	2.450%	4/1/20	5,950	6,064
EOG Resources Inc.	4.400%	6/1/20	12,000	13,348
EOG Resources Inc.	4.100%	2/1/21	11,000	11,990
EOG Resources Inc.	2.625%	3/15/23	17,885	17,884
EQT Corp.	8.125%	6/1/19	5,500	6,656
Halliburton Co.	6.150%	9/15/19	4,631	5,475
Halliburton Co.	3.250%	11/15/21	10,800	11,395
Halliburton Co.	3.500%	8/1/23	5,000	5,257
Hess Corp.	8.125%	2/15/19	5,075	6,063
Kinder Morgan Energy Partners LP	2.650%	2/1/19	2,100	2,103
Kinder Morgan Energy Partners LP	9.000%	2/1/19	5,410	6,628
Kinder Morgan Energy Partners LP	6.850%	2/15/20	8,227	9,610
Kinder Morgan Energy Partners LP	5.800%	3/1/21	5,000	5,620
Kinder Morgan Energy Partners LP	4.150%	3/1/22	1,240	1,286
Kinder Morgan Inc.	3.050%	12/1/19	4,400	4,436
6 Kinder Morgan Inc.	5.625%	11/15/23	5,500	6,076
Kinder Morgan Inc.	4.300%	6/1/25	8,600	8,945
Kinder Morgan Inc.	7.800%	8/1/31	2,250	2,816
Nabors Industries Inc.	5.000%	9/15/20	3,319	3,157
National Oilwell Varco Inc.	2.600%	12/1/22	24,000	23,456
Nisource Finance Corp.	4.450%	12/1/21	3,225	3,610
Nisource Finance Corp.	3.850%	2/15/23	8,518	9,179
Noble Energy Inc.	8.250%	3/1/19	6,000	7,244
Noble Energy Inc.	3.900%	11/15/24	1,000	1,012
Noble Holding International Ltd.	4.900%	8/1/20	5,000	4,510
Noble Holding International Ltd.	3.950%	3/15/22	5,000	4,258
Occidental Petroleum Corp.	4.100%	2/1/21	16,525	18,079
Occidental Petroleum Corp.	3.125%	2/15/22	19,080	19,527
Occidental Petroleum Corp.	2.700%	2/15/23	20,604	20,433
ONEOK Partners LP	8.625%	3/1/19	2,000	2,392
ONEOK Partners LP	3.375%	10/1/22	12,083	11,273
Petro-Canada	6.050%	5/15/18	4,000	4,518
Phillips 66	2.950%	5/1/17	4,000	4,136
Phillips 66	4.300%	4/1/22	9,000	9,866
Pioneer Natural Resources Co.	3.950%	7/15/22	5,000	5,098
Plains All American Pipeline LP / PAA Finance Corp.	3.650%	6/1/22	14,970	15,460
Plains All American Pipeline LP / PAA Finance Corp.	2.850%	1/31/23	1,902	1,861
Plains All American Pipeline LP / PAA Finance Corp.	3.600%	11/1/24	9,292	9,409
Pride International Inc.	6.875%	8/15/20	12,178	13,729
Rowan Cos. Inc.	4.875%	6/1/22	8,000	7,722
6 Schlumberger Investment SA	3.300%	9/14/21	13,900	14,621
Schlumberger Investment SA	3.650%	12/1/23	21,000	22,839
Shell International Finance BV	5.200%	3/22/17	2,680	2,920
Shell International Finance BV	4.300%	9/22/19	16,000	17,892
Shell International Finance BV	4.375%	3/25/20	14,035	15,742
Shell International Finance BV	2.375%	8/21/22	29,609	29,777
Shell International Finance BV	2.250%	1/6/23	10,500	10,431
Shell International Finance BV	3.400%	8/12/23	5,000	5,360
Southwestern Energy Co.	7.500%	2/1/18	5,000	5,538
Southwestern Energy Co.	4.100%	3/15/22	5,000	4,901
Southwestern Energy Co.	4.950%	1/23/25	5,000	5,128

62

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Suncor Energy Inc.	3.600%	12/1/24	6,745	6,916
Sunoco Logistics Partners Operations LP	4.650%	2/15/22	3,485	3,738
Talisman Energy Inc.	7.750%	6/1/19	3,000	3,487
Talisman Energy Inc.	3.750%	2/1/21	3,300	3,203
Total Capital Canada Ltd.	1.450%	1/15/18	7,700	7,755
Total Capital Canada Ltd.	2.750%	7/15/23	19,420	19,779
Total Capital International SA	2.750%	6/19/21	7,000	7,252
Total Capital International SA	2.875%	2/17/22	31,378	32,300
Total Capital International SA	2.700%	1/25/23	23,160	23,412
Total Capital International SA	3.700%	1/15/24	10,000	10,858
Total Capital International SA	3.750%	4/10/24	25,000	27,295
Total Capital SA	4.450%	6/24/20	25,212	28,323
Total Capital SA	4.125%	1/28/21	12,525	13,926
TransCanada PipeLines Ltd.	3.800%	10/1/20	4,292	4,538
TransCanada PipeLines Ltd.	2.500%	8/1/22	530	518
TransCanada PipeLines Ltd.	3.750%	10/16/23	6,185	6,511
3 TransCanada PipeLines Ltd.	6.350%	5/15/67	2,000	1,923
Transocean Inc.	6.500%	11/15/20	5,000	4,188
Transocean Inc.	6.375%	12/15/21	18,000	14,670
Transocean Inc.	3.800%	10/15/22	5,000	3,675
Valero Energy Corp.	9.375%	3/15/19	4,200	5,272
Weatherford International Ltd.	9.625%	3/1/19	3,750	4,079
Williams Partners LP	4.500%	11/15/23	11,000	11,227
Other Industrial (0.2%)
Fluor Corp.	3.500%	12/15/24	23,375	24,599
6 Hutchison Whampoa International 11 Ltd.	4.625%	1/13/22	6,500	7,199
6 Hutchison Whampoa International 11 Ltd.	3.625%	10/31/24	5,000	5,164
Technology (4.9%)
Adobe Systems Inc.	3.250%	2/1/25	15,000	15,210
Altera Corp.	1.750%	5/15/17	3,205	3,235
Altera Corp.	2.500%	11/15/18	10,000	10,262
Altera Corp.	4.100%	11/15/23	4,623	4,996
Apple Inc.	2.850%	5/6/21	37,125	39,027
9 Apple Inc.	1.000%	11/10/22	5,000	5,787
Apple Inc.	2.400%	5/3/23	88,300	88,129
Apple Inc.	3.450%	5/6/24	54,000	58,746
9 Apple Inc.	1.625%	11/10/26	5,000	5,956
Applied Materials Inc.	4.300%	6/15/21	10,615	11,729
Baidu Inc.	3.250%	8/6/18	10,100	10,396
Baidu Inc.	3.500%	11/28/22	13,000	13,333
Broadcom Corp.	2.500%	8/15/22	9,000	8,935
Broadcom Corp.	3.500%	8/1/24	6,485	6,814
Cisco Systems Inc.	4.450%	1/15/20	13,000	14,653
Cisco Systems Inc.	3.625%	3/4/24	15,000	16,420
Corning Inc.	4.250%	8/15/20	9,000	10,018
Corning Inc.	3.700%	11/15/23	15,000	16,097
EMC Corp.	1.875%	6/1/18	6,700	6,777
EMC Corp.	2.650%	6/1/20	12,455	12,795
EMC Corp.	3.375%	6/1/23	15,500	15,941
Equifax Inc.	6.300%	7/1/17	5,000	5,590
Fidelity National Information Services Inc.	3.500%	4/15/23	9,165	9,378
Fidelity National Information Services Inc.	3.875%	6/5/24	10,000	10,462
Fiserv Inc.	3.500%	10/1/22	8,000	8,346
Hewlett-Packard Co.	2.750%	1/14/19	6,250	6,426
Hewlett-Packard Co.	3.750%	12/1/20	5,024	5,327
Hewlett-Packard Co.	4.300%	6/1/21	15,000	16,282
Hewlett-Packard Co.	4.375%	9/15/21	13,022	14,199
Hewlett-Packard Co.	4.650%	12/9/21	3,500	3,883
Intel Corp.	3.300%	10/1/21	34,900	37,613
Intel Corp.	2.700%	12/15/22	28,000	28,586
International Business Machines Corp.	1.625%	5/15/20	8,000	7,948
International Business Machines Corp.	1.875%	8/1/22	17,000	16,464
International Business Machines Corp.	3.375%	8/1/23	31,000	32,927

63

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	International Business Machines Corp.	3.625%	2/12/24	23,000	24,816
	KLA-Tencor Corp.	3.375%	11/1/19	1,285	1,341
	KLA-Tencor Corp.	4.125%	11/1/21	3,000	3,164
	KLA-Tencor Corp.	4.650%	11/1/24	12,000	12,797
	Microsoft Corp.	2.125%	11/15/22	9,000	9,057
	Microsoft Corp.	2.375%	5/1/23	16,500	16,859
	Microsoft Corp.	3.625%	12/15/23	19,000	21,111
	Motorola Solutions Inc.	3.750%	5/15/22	7,000	7,259
	Oracle Corp.	5.750%	4/15/18	4,160	4,738
	Oracle Corp.	2.375%	1/15/19	3,250	3,362
	Oracle Corp.	3.875%	7/15/20	13,000	14,340
	Oracle Corp.	2.800%	7/8/21	18,000	18,748
	Oracle Corp.	2.500%	10/15/22	43,000	43,737
	Oracle Corp.	3.625%	7/15/23	24,000	26,090
	Oracle Corp.	3.400%	7/8/24	43,500	46,408
	Pitney Bowes Inc.	5.750%	9/15/17	707	774
	Pitney Bowes Inc.	4.625%	3/15/24	5,000	5,317
	Seagate HDD Cayman	3.750%	11/15/18	5,670	5,883
	Seagate HDD Cayman	4.750%	6/1/23	5,000	5,344
6	Seagate HDD Cayman	4.750%	1/1/25	13,500	14,276
	Texas Instruments Inc.	2.250%	5/1/23	5,000	4,931
	Tyco Electronics Group SA	6.550%	10/1/17	2,990	3,382
	Tyco Electronics Group SA	3.500%	2/3/22	16,710	17,825
	Tyco Electronics Group SA	3.450%	8/1/24	7,000	7,433
	Verisk Analytics Inc.	4.125%	9/12/22	14,764	15,786
	Xerox Corp.	5.625%	12/15/19	8,000	9,164
	Xilinx Inc.	3.000%	3/15/21	19,000	19,508
	Transportation (1.5%)
9	Aeroporti di Roma SPA	3.250%	2/20/21	2,800	3,577
	Burlington Northern Santa Fe LLC	8.125%	4/15/20	5,000	6,275
	Canadian National Railway Co.	2.850%	12/15/21	7,380	7,668
	Canadian Pacific Railway Co.	7.250%	5/15/19	3,375	4,103
	Canadian Pacific Railway Co.	4.450%	3/15/23	5,085	5,751
	Canadian Pacific Railway Ltd.	4.500%	1/15/22	5,065	5,740
3	Continental Airlines 1997-4 Class A Pass Through Trust	6.900%	7/2/19	1,298	1,369
3	Continental Airlines 1998-1 Class A Pass Through Trust	6.648%	3/15/19	335	350
3	Continental Airlines 2000-1 Class A-1 Pass Through
	Trust	8.048%	11/1/20	1,365	1,544
3	Continental Airlines 2005-ERJ1 Pass Through Trust	9.798%	4/1/21	1,358	1,518
3	Continental Airlines 2009-2 Class A Pass Through Trust	7.250%	5/10/21	3,873	4,474
3	Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	4/29/26	14,310	14,918
3	Continental Airlines 2012-2 Class B Pass Through Trust	5.500%	4/29/22	1,404	1,488
	CSX Corp.	7.900%	5/1/17	5,000	5,727
	CSX Corp.	7.375%	2/1/19	3,375	4,102
	CSX Corp.	3.400%	8/1/24	5,000	5,276
3	CSX Transportation Inc.	6.251%	1/15/23	3,306	3,966
3,10	Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718%	7/2/24	6,011	6,973
3	Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	2,070	2,421
3	Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	6/17/21	3,952	4,584
3	Delta Air Lines 2010-1 Class A Pass Through Trust	6.200%	1/2/20	6,803	7,509
3	Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	3,252	3,512
6	ERAC USA Finance LLC	6.375%	10/15/17	6,370	7,178
6	ERAC USA Finance LLC	5.250%	10/1/20	3,750	4,309
6	ERAC USA Finance LLC	4.500%	8/16/21	5,000	5,569
6	ERAC USA Finance LLC	3.850%	11/15/24	3,000	3,169
8	Firstgroup plc	8.750%	4/8/21	6,000	11,844
3	Hawaiian Airlines 2013-1 Class A Pass Through
	Certificates	3.900%	1/15/26	5,589	5,616
	JB Hunt Transport Services Inc.	3.850%	3/15/24	5,595	6,076
[3,4,10]	JetBlue Airways 2004-2 G-2 Pass Through Trust	0.682%	5/15/18	2,465	2,425
	Ryder System Inc.	2.500%	3/1/17	2,000	2,046
	Ryder System Inc.	2.350%	2/26/19	8,120	8,219
3	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	4,518	5,196

64

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Union Pacific Corp.	4.000%	2/1/21	10,000	11,145
Union Pacific Corp.	4.163%	7/15/22	5,255	5,962
Union Pacific Corp.	2.950%	1/15/23	5,939	6,233
Union Pacific Corp.	2.750%	4/15/23	6,448	6,675
Union Pacific Corp.	3.646%	2/15/24	5,000	5,518
Union Pacific Corp.	3.750%	3/15/24	17,970	19,998
United Continental Holdings Inc.	6.375%	6/1/18	2,775	2,959
United Parcel Service Inc.	5.500%	1/15/18	5,100	5,734
United Parcel Service Inc.	3.125%	1/15/21	14,300	15,368
United Parcel Service Inc.	2.450%	10/1/22	40,700	41,223
				7,489,388
Utilities (6.2%)
Electric (5.9%)
Alabama Power Co.	3.375%	10/1/20	7,000	7,488
Alabama Power Co.	3.550%	12/1/23	5,750	6,294
Ameren Illinois Co.	6.125%	11/15/17	1,650	1,874
Ameren Illinois Co.	2.700%	9/1/22	22,449	22,998
Ameren Illinois Co.	3.250%	3/1/25	8,000	8,535
Appalachian Power Co.	5.000%	6/1/17	640	694
Appalachian Power Co.	4.600%	3/30/21	3,000	3,419
Arizona Public Service Co.	8.750%	3/1/19	10,850	13,896
Arizona Public Service Co.	3.350%	6/15/24	8,200	8,817
Baltimore Gas & Electric Co.	3.500%	11/15/21	8,925	9,661
Baltimore Gas & Electric Co.	2.800%	8/15/22	13,600	14,033
Baltimore Gas & Electric Co.	3.350%	7/1/23	12,575	13,385
Berkshire Hathaway Energy Co.	5.750%	4/1/18	8,380	9,493
Berkshire Hathaway Energy Co.	3.750%	11/15/23	4,100	4,442
CenterPoint Energy Houston Electric LLC	2.250%	8/1/22	7,330	7,272
CMS Energy Corp.	6.550%	7/17/17	750	837
CMS Energy Corp.	5.050%	2/15/18	4,730	5,163
CMS Energy Corp.	8.750%	6/15/19	11,180	14,113
CMS Energy Corp.	6.250%	2/1/20	3,255	3,834
Commonwealth Edison Co.	5.800%	3/15/18	4,110	4,678
Commonwealth Edison Co.	4.000%	8/1/20	19,071	21,040
Commonwealth Edison Co.	3.400%	9/1/21	5,400	5,813
Connecticut Light & Power Co.	5.650%	5/1/18	3,100	3,538
Connecticut Light & Power Co.	5.500%	2/1/19	11,695	13,484
Connecticut Light & Power Co.	2.500%	1/15/23	18,240	18,390
Consumers Energy Co.	5.650%	9/15/18	1,000	1,154
Consumers Energy Co.	6.125%	3/15/19	5,600	6,608
Consumers Energy Co.	6.700%	9/15/19	6,319	7,667
Consumers Energy Co.	5.650%	4/15/20	10,683	12,469
Consumers Energy Co.	2.850%	5/15/22	15,640	16,133
Consumers Energy Co.	3.375%	8/15/23	3,144	3,368
Consumers Energy Co.	3.125%	8/31/24	6,000	6,314
DTE Electric Co.	3.450%	10/1/20	7,680	8,258
DTE Electric Co.	3.900%	6/1/21	14,650	16,218
DTE Electric Co.	2.650%	6/15/22	1,000	1,024
DTE Electric Co.	3.375%	3/1/25	12,000	12,879
Duke Energy Carolinas LLC	1.750%	12/15/16	2,875	2,925
Duke Energy Carolinas LLC	7.000%	11/15/18	6,100	7,303
Duke Energy Carolinas LLC	4.300%	6/15/20	12,915	14,415
Duke Energy Carolinas LLC	3.900%	6/15/21	4,966	5,522
Duke Energy Florida Inc.	5.650%	6/15/18	6,005	6,853
Duke Energy Florida Inc.	4.550%	4/1/20	7,345	8,310
Duke Energy Indiana Inc.	3.750%	7/15/20	14,270	15,510
Duke Energy Ohio Inc.	5.450%	4/1/19	5,000	5,751
Duke Energy Progress Inc.	5.300%	1/15/19	13,177	14,999
Duke Energy Progress Inc.	3.000%	9/15/21	17,523	18,522
6 EDP Finance BV	4.125%	1/15/20	10,200	10,447
Entergy Arkansas Inc.	3.750%	2/15/21	3,770	4,097
Entergy Gulf States Louisiana LLC	6.000%	5/1/18	1,260	1,440
Entergy Gulf States Louisiana LLC	5.590%	10/1/24	5,699	7,011

65

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Entergy Louisiana LLC	4.800%	5/1/21	12,780	14,536
	Entergy Louisiana LLC	3.300%	12/1/22	6,915	7,318
	Entergy Louisiana LLC	4.050%	9/1/23	5,400	6,009
	Entergy Louisiana LLC	5.400%	11/1/24	2,377	2,899
	Entergy Louisiana LLC	4.950%	1/15/45	9,250	9,907
	Entergy Texas Inc.	7.125%	2/1/19	5,485	6,602
	Eversource Energy	2.800%	5/1/23	2,000	2,011
	Exelon Generation Co. LLC	4.000%	10/1/20	4,000	4,285
	Exelon Generation Co. LLC	4.250%	6/15/22	5,000	5,340
	FirstEnergy Corp.	4.250%	3/15/23	8,864	9,365
6	FirstEnergy Transmission LLC	4.350%	1/15/25	10,090	10,756
	Florida Power & Light Co.	2.750%	6/1/23	9,200	9,487
3,6	FPL Energy Marcus Hook LP	7.590%	7/10/18	4,934	5,329
	Georgia Power Co.	5.700%	6/1/17	1,185	1,311
	Georgia Power Co.	5.400%	6/1/18	8,000	9,021
	Indiana Michigan Power Co.	7.000%	3/15/19	5,000	6,001
	ITC Holdings Corp.	3.650%	6/15/24	7,000	7,448
6	Kansas Gas & Electric Co.	6.700%	6/15/19	4,824	5,819
	Kentucky Utilities Co.	3.250%	11/1/20	9,740	10,394
	LG&E & KU Energy LLC	3.750%	11/15/20	13,086	13,994
	LG&E & KU Energy LLC	4.375%	10/1/21	9,785	10,799
	Metropolitan Edison Co.	7.700%	1/15/19	5,000	6,044
	MidAmerican Energy Co.	3.700%	9/15/23	5,500	6,109
	MidAmerican Energy Co.	3.500%	10/15/24	12,000	12,989
	National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	9,980	13,096
	National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	5,450	5,556
	National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	13,340	13,937
	National Rural Utilities Cooperative Finance Corp.	3.400%	11/15/23	13,737	14,711
	National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	15,870	16,208
	Nevada Power Co.	7.125%	3/15/19	7,350	8,913
	NextEra Energy Capital Holdings Inc.	6.000%	3/1/19	8,976	10,380
	NextEra Energy Capital Holdings Inc.	2.400%	9/15/19	3,000	3,060
	NextEra Energy Capital Holdings Inc.	4.500%	6/1/21	8,755	9,738
6	Niagara Mohawk Power Corp.	2.721%	11/28/22	2,000	2,032
	Northern States Power Co.	2.150%	8/15/22	3,000	2,986
	NSTAR Electric Co.	5.625%	11/15/17	3,000	3,346
	NSTAR Electric Co.	2.375%	10/15/22	7,700	7,705
	NSTAR LLC	4.500%	11/15/19	1,460	1,613
	NV Energy Inc.	6.250%	11/15/20	12,485	14,779
9	Origin Energy Finance Ltd.	3.500%	10/4/21	2,254	2,762
6	Origin Energy Finance Ltd.	5.450%	10/14/21	5,761	6,285
	Pacific Gas & Electric Co.	3.500%	10/1/20	29,000	30,923
	Pacific Gas & Electric Co.	4.250%	5/15/21	15,200	16,900
	Pacific Gas & Electric Co.	3.250%	9/15/21	4,050	4,286
	Pacific Gas & Electric Co.	2.450%	8/15/22	6,500	6,493
	Pacific Gas & Electric Co.	3.250%	6/15/23	16,500	17,243
	Pacific Gas & Electric Co.	3.400%	8/15/24	20,475	21,662
	PacifiCorp	3.850%	6/15/21	20,344	22,499
	PacifiCorp	2.950%	2/1/22	5,954	6,192
	Pennsylvania Electric Co.	6.050%	9/1/17	1,415	1,572
	Potomac Electric Power Co.	3.050%	4/1/22	2,270	2,332
	Potomac Electric Power Co.	3.600%	3/15/24	6,400	6,902
	PPL Electric Utilities Corp.	3.000%	9/15/21	15,868	16,690
	Public Service Co. of Colorado	5.800%	8/1/18	3,280	3,774
	Public Service Co. of Colorado	5.125%	6/1/19	2,500	2,857
	Public Service Co. of Colorado	3.200%	11/15/20	5,000	5,336
	Public Service Co. of Colorado	2.250%	9/15/22	5,000	4,981
	Public Service Co. of New Mexico	7.950%	5/15/18	1,398	1,657
	Public Service Electric & Gas Co.	3.500%	8/15/20	8,000	8,645
	Public Service Electric & Gas Co.	2.375%	5/15/23	10,325	10,324
	Puget Energy Inc.	6.500%	12/15/20	15,565	18,729
	Puget Energy Inc.	6.000%	9/1/21	4,235	5,059
	Puget Energy Inc.	5.625%	7/15/22	1,679	1,991
	SCANA Corp.	6.250%	4/1/20	8,500	9,897

66

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
SCANA Corp.	4.750%	5/15/21	7,900	8,750
Southern California Edison Co.	3.875%	6/1/21	11,156	12,326
Southern California Edison Co.	3.500%	10/1/23	17,500	19,017
Southwestern Electric Power Co.	5.550%	1/15/17	3,000	3,248
Southwestern Electric Power Co.	6.450%	1/15/19	2,118	2,502
Tampa Electric Co.	5.400%	5/15/21	13,000	15,600
Tampa Electric Co.	2.600%	9/15/22	4,070	4,127
TECO Finance Inc.	5.150%	3/15/20	14,332	16,288
6 Trans-Allegheny Interstate Line Co.	3.850%	6/1/25	11,000	11,708
Union Electric Co.	6.400%	6/15/17	3,000	3,357
Union Electric Co.	6.700%	2/1/19	2,427	2,894
Union Electric Co.	3.500%	4/15/24	5,410	5,845
Virginia Electric & Power Co.	5.950%	9/15/17	5,000	5,596
Virginia Electric & Power Co.	5.400%	4/30/18	6,137	6,942
Virginia Electric & Power Co.	5.000%	6/30/19	3,930	4,475
Virginia Electric & Power Co.	3.450%	9/1/22	3,000	3,231
Virginia Electric & Power Co.	3.450%	2/15/24	7,000	7,555
Westar Energy Inc.	5.100%	7/15/20	10,100	11,671
Western Massachusetts Electric Co.	3.500%	9/15/21	10,000	10,799
3 Wisconsin Energy Corp.	6.250%	5/15/67	4,276	4,303
Xcel Energy Inc.	5.613%	4/1/17	2,079	2,276
Natural Gas (0.3%)
Laclede Gas Co.	3.400%	8/15/23	5,000	5,330
Sempra Energy	2.300%	4/1/17	1,094	1,121
Sempra Energy	6.150%	6/15/18	5,938	6,808
Sempra Energy	9.800%	2/15/19	4,340	5,653
Sempra Energy	2.875%	10/1/22	7,000	7,130
Sempra Energy	3.550%	6/15/24	2,000	2,122
Southern California Gas Co.	3.150%	9/15/24	14,990	15,902
Other Utility (0.0%)
American Water Capital Corp.	3.400%	3/1/25	3,000	3,174

				1,195,962

Total Corporate Bonds (Cost $13,478,510)				14,215,720

Sovereign Bonds (U.S. Dollar-Denominated) (3.0%)
6 Abu Dhabi National Energy Co.	6.165%	10/25/17	1,000	1,114
6 Abu Dhabi National Energy Co.	3.625%	1/12/23	1,000	1,042
Asian Development Bank	1.125%	3/15/17	4,000	4,039
Asian Development Bank	1.875%	10/23/18	3,000	3,084
Banco do Brasil SA	3.875%	10/10/22	1,000	926
6 Bank Nederlandse Gemeenten	2.500%	1/23/23	1,000	1,045
6 Bank of China Hong Kong Ltd.	3.750%	11/8/16	920	952
6 Bermuda	5.603%	7/20/20	2,300	2,520
6 Bermuda	4.138%	1/3/23	2,000	2,003
6 Bermuda	4.854%	2/6/24	1,000	1,044
Cayman Islands	5.950%	11/24/19	500	560
6 CDP Financial Inc.	3.150%	7/24/24	8,000	8,488
Centrais Eletricas Brasileiras SA	5.750%	10/27/21	1,800	1,602
6 CEZ AS	4.250%	4/3/22	1,000	1,093
China Development Bank Corp.	5.000%	10/15/15	1,500	1,539
6 CNOOC Finance 2012 Ltd.	3.875%	5/2/22	1,000	1,043
6 CNPC General Capital Ltd.	3.400%	4/16/23	1,000	1,005
6 Corp. Financiera de Desarrollo SA	4.750%	2/8/22	1,400	1,478
6 Corp. Nacional del Cobre de Chile	3.875%	11/3/21	3,000	3,109
Corp. Nacional del Cobre de Chile	3.875%	11/3/21	1,500	1,557
6 Corp. Nacional del Cobre de Chile	4.500%	8/13/23	1,500	1,592
6 Corp. Nacional del Cobre de Chile	4.875%	11/4/44	750	769
Corporacion Andina De Fomento	3.750%	1/15/16	11,500	11,791
6 Democratic Socialist Republic of Sri Lanka	5.125%	4/11/19	2,000	2,027
Ecopetrol SA	7.375%	9/18/43	1,000	1,108
Ecopetrol SA	5.875%	5/28/45	8,000	7,640
6 Electricite de France SA	6.000%	1/22/14	50	63

67

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3,6	ENA Norte Trust	4.950%	4/25/28	1,794	1,821
	Eskom Holdings SOC Ltd.	5.750%	1/26/21	12,200	11,956
	European Investment Bank	2.250%	3/15/16	8,000	8,170
	European Investment Bank	2.125%	7/15/16	10,000	10,247
	European Investment Bank	2.500%	4/15/21	7,000	7,414
	European Investment Bank	3.250%	1/29/24	2,000	2,251
	Export-Import Bank of Korea	4.125%	9/9/15	2,000	2,041
	Export-Import Bank of Korea	4.000%	1/11/17	10,000	10,510
	Export-Import Bank of Korea	2.875%	9/17/18	3,000	3,105
	Export-Import Bank of Korea	5.125%	6/29/20	2,000	2,314
	Export-Import Bank of Korea	4.000%	1/29/21	1,000	1,103
	Export-Import Bank of Korea	4.000%	1/14/24	2,000	2,236
	Federative Republic of Brazil	4.875%	1/22/21	12,810	13,490
	Federative Republic of Brazil	5.000%	1/27/45	8,070	7,772
	FMS Wertmanagement AoeR	1.625%	11/20/18	5,000	5,090
	Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	2,400	2,460
	Inter-American Development Bank	3.000%	2/21/24	6,425	7,097
	International Finance Corp.	1.000%	4/24/17	6,700	6,724
	International Finance Corp.	1.750%	9/4/18	3,000	3,069
6	IPIC GMTN Ltd.	5.500%	3/1/22	800	941
6	KazMunayGas National Co. JSC	4.400%	4/30/23	2,000	1,750
11	KFW	1.250%	2/15/17	4,000	4,051
11	KFW	1.000%	6/11/18	11,750	11,753
11	KFW	2.750%	10/1/20	3,000	3,224
11	KFW	2.625%	1/25/22	9,000	9,646
11	KFW	2.000%	10/4/22	2,000	2,057
6	Kommunalbanken AS	1.000%	9/26/17	1,500	1,505
	Korea Development Bank	3.875%	5/4/17	5,000	5,254
	Korea Development Bank	1.500%	1/22/18	2,000	1,987
	Korea Finance Corp.	3.250%	9/20/16	1,000	1,032
	Korea Finance Corp.	4.625%	11/16/21	2,000	2,283
6	Korea Land & Housing Corp.	1.875%	8/2/17	5,000	5,036
6	Korea Western Power Co. Ltd.	3.125%	5/10/17	1,300	1,341
6	Korea Western Power Co. Ltd.	2.875%	10/10/18	2,000	2,058
6	Kowloon-Canton Railway Corp.	5.125%	5/20/19	2,500	2,834
11	Landwirtschaftliche Rentenbank	2.125%	7/15/16	5,000	5,121
11	Landwirtschaftliche Rentenbank	1.375%	10/23/19	2,000	2,010
	Nexen Energy ULC	6.200%	7/30/19	2,000	2,334
	North American Development Bank	2.300%	10/10/18	1,500	1,529
	North American Development Bank	2.400%	10/26/22	1,300	1,318
6	OCP SA	5.625%	4/25/24	1,200	1,309
6	Ooredoo International Finance Ltd.	4.750%	2/16/21	1,500	1,663
6	Ooredoo International Finance Ltd.	3.250%	2/21/23	700	708
	Pemex Project Funding Master Trust	5.750%	3/1/18	14,500	15,730
6	Pertamina Persero PT	6.000%	5/3/42	1,000	1,022
	Petrobras Global Finance BV	4.875%	3/17/20	5,000	4,432
	Petrobras International Finance Co. SA	5.875%	3/1/18	4,630	4,413
	Petrobras International Finance Co. SA	7.875%	3/15/19	3,000	3,011
	Petrobras International Finance Co. SA	5.750%	1/20/20	28,575	26,442
	Petrobras International Finance Co. SA	5.375%	1/27/21	15,275	13,677
	Petrobras International Finance Co. SA	6.875%	1/20/40	6,200	5,132
	Petrobras International Finance Co. SA	6.750%	1/27/41	2,300	1,876
	Petroleos Mexicanos	8.000%	5/3/19	3,200	3,811
	Petroleos Mexicanos	6.000%	3/5/20	5,800	6,471
6	Petroleos Mexicanos	3.500%	7/23/20	10,000	10,056
	Petroleos Mexicanos	5.500%	1/21/21	11,500	12,464
	Petroleos Mexicanos	4.875%	1/24/22	16,000	16,720
	Petroleos Mexicanos	3.500%	1/30/23	2,000	1,897
6	Petroleos Mexicanos	4.250%	1/15/25	3,000	2,958
6	Petroleos Mexicanos	5.625%	1/23/46	2,000	2,044
	Province of Manitoba	1.750%	5/30/19	2,000	2,031
	Province of New Brunswick	2.750%	6/15/18	1,250	1,316
	Province of Ontario	3.000%	7/16/18	3,000	3,184
	Province of Ontario	4.000%	10/7/19	4,500	4,993

68

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
6,12	Qatari Diar Finance QSC	3.500%	7/21/15	500	506
	Quebec	2.625%	2/13/23	5,700	5,926
	Quebec	2.875%	10/16/24	8,250	8,678
	Republic of Colombia	4.375%	7/12/21	14,200	15,052
3	Republic of Colombia	5.625%	2/26/44	2,180	2,512
3	Republic of Colombia	5.000%	6/15/45	4,540	4,790
	Republic of Indonesia	5.875%	3/13/20	2,200	2,478
	Republic of Indonesia	6.625%	2/17/37	1,500	1,841
9	Republic of Italy	2.500%	12/1/24	2,100	2,573
	Republic of Kazakhstan	4.875%	10/14/44	370	324
	Republic of Korea	7.125%	4/16/19	1,500	1,839
6	Republic of Latvia	2.750%	1/12/20	1,000	1,019
	Republic of Namibia	5.500%	11/3/21	4,400	4,752
3	Republic of Panama	4.000%	9/22/24	200	210
3	Republic of Peru	6.550%	3/14/37	750	997
	Republic of Philippines	7.750%	1/14/31	981	1,491
	Republic of Philippines	3.950%	1/20/40	871	948
	Republic of Poland	3.875%	7/16/15	3,000	3,045
	Republic of Poland	5.125%	4/21/21	12,600	14,457
6	Republic of Serbia	5.875%	12/3/18	550	583
	Republic of South Africa	6.875%	5/27/19	2,000	2,295
	Republic of Turkey	7.500%	7/14/17	47,800	53,543
	Republic of Turkey	7.000%	6/5/20	6,000	7,052
	Republic of Turkey	6.250%	9/26/22	4,700	5,469
	Republic of Turkey	4.875%	4/16/43	1,000	1,048
3,6	Rio Oil Finance Trust Series 2014-3	6.750%	1/6/27	2,150	2,064
	Rosneft Oil Co. via Rosneft International Finance Ltd.	4.199%	3/6/22	2,000	1,350
	Russian Federation	3.500%	1/16/19	2,400	2,080
	Russian Federation	5.000%	4/29/20	2,000	1,772
6	Saudi Electricity Global Sukuk Co. 3	4.000%	4/8/24	1,000	1,078
6	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/23	1,800	1,959
	State of Israel	5.125%	3/26/19	2,550	2,915
	State of Israel	3.150%	6/30/23	2,000	2,074
6	State of Qatar	5.250%	1/20/20	1,000	1,152
	Statoil ASA	2.450%	1/17/23	3,000	2,990
	Statoil ASA	3.950%	5/15/43	1,000	1,060
	Statoil ASA	4.800%	11/8/43	2,000	2,475
	Svensk Exportkredit AB	1.750%	10/20/15	3,000	3,032
6	Temasek Financial I Ltd.	2.375%	1/23/23	1,000	1,000
	United Mexican States	5.950%	3/19/19	1,440	1,645
	United Mexican States	3.625%	3/15/22	8,000	8,263
	United Mexican States	6.050%	1/11/40	1,676	2,120
	United Mexican States	4.750%	3/8/44	1,750	1,891
	United Mexican States	5.550%	1/21/45	1,700	2,035
	United Mexican States	4.600%	1/23/46	2,756	2,875
	United Mexican States	5.750%	10/12/10	5,800	6,513
	Vnesheconombank Via VEB Finance plc	6.902%	7/9/20	1,500	1,110

Total Sovereign Bonds (Cost $579,830)					586,408

Taxable Municipal Bonds (0.2%)
	Allentown PA Neighborhood Improvement Zone
	Development Authority Revenue	5.420%	5/1/21	4,000	4,237
	California GO	5.750%	3/1/17	2,000	2,192
	Florida Hurricane Catastrophe Fund Finance Corp.
	Revenue	2.995%	7/1/20	1,250	1,294
	Illinois GO	5.365%	3/1/17	1,000	1,073
	Illinois GO	5.000%	1/1/23	1,835	1,942
	JobsOhio Beverage System Statewide Liquor Profits
	Revenue	2.885%	1/1/21	1,000	1,048
	Johns Hopkins University Maryland GO	5.250%	7/1/19	713	828
	Louisiana Local Government Environmental Facilities &
	Community Development Authority Revenue 2010-
	EGSL	3.220%	2/1/21	12,000	12,539

69

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Louisiana Local Government Environmental Facilities &
Community Development Authority Revenue 2010-
ELL	3.450%	2/1/22	5,475	5,808
4 Mississippi GO (Nissan North America, Inc. Project)	0.869%	11/1/17	5,520	5,570
New York City NY Industrial Development Agency
Special Facility Revenue (American Airlines Inc. John
F. Kennedy International Airport Project)	7.500%	8/1/16	1,565	1,636
New York City NY Transitional Finance Authority Future
Tax Revenue	5.125%	2/1/24	1,500	1,770
New York State Dormitory Authority Revenue
(Employer Assessment)	3.892%	12/1/24	2,000	2,230
Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	2,000	2,544
San Diego County CA Regional Airport Authority
Revenue	3.730%	7/1/21	800	852
Texas GO	3.682%	8/1/24	2,000	2,212
University of California Revenue	2.054%	5/15/18	500	515
University of California Revenue	2.300%	5/15/21	1,000	1,016

Total Taxable Municipal Bonds (Cost $46,696)				49,306

Tax-Exempt Municipal Bonds (0.0%)
6 Louisiana Public Facilities Authority Dock & Wharf
Revenue (Impala Warehousing LLC Project) (Cost
$3,300)	6.500%	7/1/36	3,300	3,745

				Market
				Value
	Coupon		Shares	($000)

Convertible Preferred Stocks (0.0%)
*,7 Lehman Brothers Holdings Inc. Pfd. (Cost $8,571)	7.250%		8,740	—
Temporary Cash Investment (3.6%)
Money Market Fund (3.6%)
13 Vanguard Market Liquidity Fund (Cost
$691,846)	0.137%		691,845,534	691,846

				Market
		Expiration		Value
		Date	Contract	($000)

Options on Futures Purchased (0.0%)
Call Options on 10-year U.S. Treasury Note Futures
Contracts, Strike Price $133.00		2/20/15	157	27
Put Options on 5-year U.S. Treasury Note Futures
Contracts, Strike Price $118.75		2/20/15	2,729	43

Total Options on Futures Purchased (Cost $2,015)				70

Total Investments (98.8%) (Cost $18,412,573)				19,213,696
Liability for Options Written (0.0%)
Call Options on 5-year U.S. Treasury Note
Futures Contracts, Strike Price $119.75		2/20/15	910	(1,500)

70

Vanguard® Intermediate-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $130.00	2/20/15	314	(407)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $131.00	2/20/15	314	(226)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $132.00	2/20/15	157	(56)
Put Options on 5-year U.S. Treasury Note
Futures Contracts, Strike Price $117.75	2/20/15	2,729	(21)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $128.00	2/20/15	471	(30)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $129.00	2/20/15	157	(27)
Total Liability for Options Written (Premiums received $1,894)			(2,267)

Other Assets and Liabilities—Net (1.2%)			231,622

Net Assets (100%)			19,443,051

* Non-income-producing security.
1 Securities with a value of $10,149,000 have been segregated as initial margin for open futures contracts.
2 Securities with a value of $5,175,000 have been segregated as initial margin for open cleared swap contracts.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Adjustable-rate security.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2015, the aggregate value of these securities was $1,444,617,000, representing 7.4% of net assets.
7 Non-income-producing security—security in default.
8 Face amount denominated in British pounds.
9 Face amount denominated in euro.
10 Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
11 Guaranteed by the Federal Republic of Germany.
12 Guaranteed by the State of Qatar.
13 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
USD—United School District.

71

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (2.9%)
U.S. Government Securities (2.5%)
	United States Treasury Note/Bond	0.880%	7/15/17	50	50
	United States Treasury Note/Bond	0.880%	8/15/17	350	352
	United States Treasury Note/Bond	1.000%	12/15/17	850	857
	United States Treasury Note/Bond	0.880%	1/15/18	750	753
	United States Treasury Note/Bond	2.000%	8/31/21	2,750	2,845
	United States Treasury Note/Bond	2.380%	8/15/24	33,225	35,343
	United States Treasury Note/Bond	2.250%	11/15/24	20,700	21,806
1,2	United States Treasury Note/Bond	4.500%	2/15/36	175,275	250,561
	United States Treasury Note/Bond	3.750%	11/15/43	3,697	4,897
	United States Treasury Note/Bond	3.130%	8/15/44	62,600	74,612
	United States Treasury Note/Bond	3.000%	11/15/44	33,000	38,465
					430,541
Agency Bonds and Notes (0.4%)
3	Tennessee Valley Authority	5.250%	9/15/39	28,800	39,866
3	Tennessee Valley Authority	3.500%	12/15/42	25,200	27,341
					67,207

Total U.S. Government and Agency Obligations (Cost $434,994)					497,748

Corporate Bonds (74.8%)
Finance (21.0%)
	Banking (12.2%)
	American Express Co.	4.050%	12/3/42	36,806	39,463
	Bank of America Corp.	4.200%	8/26/24	6,545	6,787
	Bank of America Corp.	4.000%	1/22/25	26,735	27,229
	Bank of America Corp.	6.110%	1/29/37	14,850	18,371
	Bank of America Corp.	7.750%	5/14/38	19,355	28,319
	Bank of America Corp.	5.880%	2/7/42	29,230	38,148
	Bank of America Corp.	5.000%	1/21/44	28,005	33,301
	Bank of America Corp.	4.880%	4/1/44	27,790	32,677
	Bank of America NA	6.000%	10/15/36	20,450	26,682
4	Bank of Tokyo-Mitsubishi UFJ Ltd.	4.700%	3/10/44	26,550	32,417
	Bank One Corp.	7.750%	7/15/25	25,000	33,691
	Bank One Corp.	7.630%	10/15/26	25,950	35,293
	Bank One Corp.	8.000%	4/29/27	30,869	42,338
	Citigroup Inc.	6.880%	6/1/25	1,000	1,294
	Citigroup Inc.	6.630%	1/15/28	25,000	32,601
	Citigroup Inc.	6.630%	6/15/32	51,545	65,480
	Citigroup Inc.	6.000%	10/31/33	40,155	47,984
	Citigroup Inc.	6.130%	8/25/36	36,760	45,098
	Citigroup Inc.	8.130%	7/15/39	2,650	4,211
	Citigroup Inc.	5.880%	1/30/42	28,339	36,870
	Citigroup Inc.	6.680%	9/13/43	7,675	10,294
	Citigroup Inc.	4.950%	11/7/43	1,150	1,361
	Comerica Inc.	3.800%	7/22/26	2,400	2,492
	Cooperatieve Centrale Raiffeisen-Boerenleenbank
	BA/Netherlands	3.950%	11/9/22	2,000	2,096
	Cooperatieve Centrale Raiffeisen-Boerenleenbank
	BA/Netherlands	4.630%	12/1/23	27,935	30,690
	Cooperatieve Centrale Raiffeisen-Boerenleenbank
	BA/Netherlands	5.250%	5/24/41	5,000	6,203
	Cooperatieve Centrale Raiffeisen-Boerenleenbank
	BA/Netherlands	5.750%	12/1/43	28,730	36,441
	Credit Suisse USA Inc.	7.130%	7/15/32	2,760	4,038
5	Deutsche Bank AG	4.300%	5/24/28	13,935	14,006
	Goldman Sachs Group Inc.	6.130%	2/15/33	38,270	49,024
	Goldman Sachs Group Inc.	6.450%	5/1/36	50,456	63,226
	Goldman Sachs Group Inc.	6.750%	10/1/37	46,319	60,520
	Goldman Sachs Group Inc.	6.250%	2/1/41	24,525	32,744
	Goldman Sachs Group Inc.	4.800%	7/8/44	17,592	19,999
	HSBC Bank USA NA/New York NY	5.880%	11/1/34	44,700	58,873

72

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
HSBC Bank USA NA/New York NY	5.630%	8/15/35	32,775	42,550
HSBC Holdings plc	7.630%	5/17/32	21,200	29,976
HSBC Holdings plc	6.500%	5/2/36	10,000	13,270
HSBC Holdings plc	6.500%	9/15/37	43,100	57,363
HSBC Holdings plc	6.800%	6/1/38	86,849	118,533
HSBC Holdings plc	5.250%	3/14/44	6,725	8,025
5 HSBC Holdings plc	6.380%	12/29/49	705	724
JPMorgan Chase & Co.	3.380%	5/1/23	1,060	1,068
JPMorgan Chase & Co.	6.400%	5/15/38	90,000	124,141
JPMorgan Chase & Co.	5.500%	10/15/40	25,675	32,380
JPMorgan Chase & Co.	5.600%	7/15/41	1,750	2,233
JPMorgan Chase & Co.	5.630%	8/16/43	57,582	70,226
5 JPMorgan Chase & Co.	6.130%	12/29/49	70	72
Morgan Stanley	4.880%	11/1/22	1,200	1,305
Morgan Stanley	4.100%	5/22/23	800	828
Morgan Stanley	3.700%	10/23/24	11,025	11,637
Morgan Stanley	6.250%	8/9/26	10,460	13,126
Morgan Stanley	4.350%	9/8/26	21,790	22,788
Morgan Stanley	7.250%	4/1/32	44,360	62,446
Morgan Stanley	6.380%	7/24/42	35,331	48,115
Morgan Stanley	4.300%	1/27/45	21,615	22,843
PNC Bank NA	4.200%	11/1/25	965	1,067
4 Sumitomo Mitsui Financial Group Inc.	4.440%	4/2/24	6,265	6,769
Wachovia Corp.	6.610%	10/1/25	30,000	37,780
Wachovia Corp.	5.500%	8/1/35	23,955	29,008
Wells Fargo & Co.	4.100%	6/3/26	45,555	48,417
Wells Fargo & Co.	5.380%	2/7/35	1,090	1,376
Wells Fargo & Co.	5.380%	11/2/43	24,271	29,447
Wells Fargo & Co.	5.610%	1/15/44	152,733	190,774
Wells Fargo & Co.	4.650%	11/4/44	28,610	31,698
Brokerage (0.2%)
4 FMR LLC	6.450%	11/15/39	18,200	25,583
Invesco Finance plc	5.380%	11/30/43	2,000	2,534
Legg Mason Inc.	5.630%	1/15/44	2,000	2,461
Finance Companies (2.7%)
GATX Corp.	5.200%	3/15/44	5,420	6,403
General Electric Capital Corp.	5.300%	2/11/21	1,000	1,164
General Electric Capital Corp.	6.750%	3/15/32	126,620	178,748
General Electric Capital Corp.	7.500%	8/21/35	7,000	10,690
General Electric Capital Corp.	6.150%	8/7/37	4,875	6,657
General Electric Capital Corp.	5.880%	1/14/38	122,940	163,006
General Electric Capital Corp.	6.880%	1/10/39	56,220	83,403
5 General Electric Capital Corp.	6.250%	12/29/49	10,000	11,065
Insurance (5.7%)
ACE Capital Trust II	9.700%	4/1/30	9,000	13,432
ACE INA Holdings Inc.	4.150%	3/13/43	9,000	10,277
Aetna Inc.	4.130%	11/15/42	26,510	29,111
Aetna Inc.	4.750%	3/15/44	11,380	13,647
Allstate Corp.	4.500%	6/15/43	25,000	29,799
American International Group Inc.	3.880%	1/15/35	5,000	5,133
American International Group Inc.	4.500%	7/16/44	35,210	38,658
American International Group Inc.	4.380%	1/15/55	10,010	10,377
Anthem Inc.	6.380%	6/15/37	16,791	22,693
Anthem Inc.	4.630%	5/15/42	17,100	19,184
Arch Capital Group US Inc.	5.140%	11/1/43	14,510	17,799
AXA Financial Inc.	7.000%	4/1/28	24,910	32,780
AXIS Specialty Finance plc	5.150%	4/1/45	3,000	3,533
Berkshire Hathaway Inc.	4.500%	2/11/43	44,557	52,514
4 Guardian Life Insurance Co. of America	7.380%	9/30/39	12,375	18,533
4 Guardian Life Insurance Co. of America	4.880%	6/19/64	10,700	12,360
4 Jackson National Life Insurance Co.	8.150%	3/15/27	200	273
4 John Hancock Life Insurance Co.	7.380%	2/15/24	30,000	38,515
Loews Corp.	4.130%	5/15/43	1,800	1,861

73

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5	Massachusetts Mutual Life Insurance Co.	7.630%	11/15/23	600	795
4	Massachusetts Mutual Life Insurance Co.	8.880%	6/1/39	16,751	28,516
4	Massachusetts Mutual Life Insurance Co.	5.380%	12/1/41	6,160	7,924
	MetLife Inc.	6.500%	12/15/32	900	1,258
	MetLife Inc.	4.130%	8/13/42	20,385	21,744
	MetLife Inc.	4.880%	11/13/43	2,049	2,459
4	Metropolitan Life Insurance Co.	7.800%	11/1/25	35,000	48,353
	Munich Re America Corp.	7.450%	12/15/26	7,600	10,399
4	Nationwide Mutual Insurance Co.	8.250%	12/1/31	6,285	9,202
4	Nationwide Mutual Insurance Co.	9.380%	8/15/39	39,206	65,848
4	Nationwide Mutual Insurance Co.	4.950%	4/22/44	13,215	14,789
4	New York Life Insurance Co.	5.880%	5/15/33	47,575	62,618
4	Northwestern Mutual Life Insurance Co.	6.060%	3/30/40	14,890	20,511
4	Pacific Life Insurance Co.	9.250%	6/15/39	26,945	44,984
5	Progressive Corp.	6.700%	6/15/67	1,051	1,127
	Prudential Financial Inc.	6.200%	11/15/40	9,420	12,724
4	Swiss Re Treasury US Corp.	4.250%	12/6/42	12,470	14,160
4	Teachers Insurance & Annuity Association of America	6.850%	12/16/39	20,452	29,725
4	Teachers Insurance & Annuity Association of America	4.900%	9/15/44	10,720	12,945
	Travelers Cos. Inc.	6.750%	6/20/36	500	740
	Travelers Cos. Inc.	6.250%	6/15/37	1,355	1,933
	Travelers Cos. Inc.	4.600%	8/1/43	2,000	2,425
	UnitedHealth Group Inc.	5.800%	3/15/36	50,236	67,330
	UnitedHealth Group Inc.	6.500%	6/15/37	10,900	15,651
	UnitedHealth Group Inc.	6.630%	11/15/37	800	1,168
	UnitedHealth Group Inc.	6.880%	2/15/38	28,722	42,685
	UnitedHealth Group Inc.	4.630%	11/15/41	33,045	39,180
	UnitedHealth Group Inc.	4.380%	3/15/42	25,000	28,641
	Real Estate Investment Trusts (0.2%)
	Alexandria Real Estate Equities Inc.	4.500%	7/30/29	535	581
	Simon Property Group LP	6.750%	2/1/40	10,700	15,760
	Simon Property Group LP	4.250%	10/1/44	10,750	12,033
					3,580,647
Industrial (39.9%)
	Basic Industry (1.2%)
	Agrium Inc.	4.900%	6/1/43	2,000	2,257
	BHP Billiton Finance USA Ltd.	4.130%	2/24/42	16,000	16,788
	BHP Billiton Finance USA Ltd.	5.000%	9/30/43	46,700	54,508
	CF Industries Inc.	5.380%	3/15/44	17,495	20,083
	Dow Chemical Co.	4.250%	10/1/34	4,125	4,326
	Freeport-McMoRan Inc.	5.450%	3/15/43	3,000	2,520
	International Paper Co.	4.800%	6/15/44	13,440	14,735
	Monsanto Co.	4.200%	7/15/34	1,000	1,119
	Monsanto Co.	3.600%	7/15/42	600	588
	Monsanto Co.	4.650%	11/15/43	600	689
	Monsanto Co.	4.400%	7/15/44	29,330	32,699
	Monsanto Co.	4.700%	7/15/64	1,500	1,732
	Potash Corp. of Saskatchewan Inc.	5.880%	12/1/36	500	653
	Potash Corp. of Saskatchewan Inc.	5.630%	12/1/40	1,000	1,305
	PPG Industries Inc.	5.500%	11/15/40	1,225	1,577
	Rio Tinto Finance USA Ltd.	5.200%	11/2/40	8,894	10,098
	Rio Tinto Finance USA plc	4.750%	3/22/42	4,746	5,289
	Rio Tinto Finance USA plc	4.130%	8/21/42	25,600	25,764
	Capital Goods (3.7%)
	3M Co.	6.380%	2/15/28	23,140	32,010
	3M Co.	5.700%	3/15/37	13,500	18,809
	Boeing Co.	6.130%	2/15/33	27,065	38,298
	Boeing Co.	7.880%	4/15/43	8,000	13,425
	Caterpillar Inc.	6.050%	8/15/36	3,082	4,245
	Caterpillar Inc.	3.800%	8/15/42	45,908	47,265
	Caterpillar Inc.	4.300%	5/15/44	19,745	22,021
	Deere & Co.	7.130%	3/3/31	15,000	22,157
	Deere & Co.	3.900%	6/9/42	20,385	22,143

74

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Dover Corp.	6.600%	3/15/38	3,175	4,758
Emerson Electric Co.	6.000%	8/15/32	1,071	1,464
Emerson Electric Co.	5.250%	11/15/39	775	1,013
General Electric Co.	4.130%	10/9/42	16,725	18,523
General Electric Co.	4.500%	3/11/44	13,500	15,858
Honeywell International Inc.	5.700%	3/15/36	2,960	3,999
Honeywell International Inc.	5.700%	3/15/37	4,065	5,561
Illinois Tool Works Inc.	3.900%	9/1/42	4,850	5,119
Lockheed Martin Corp.	6.150%	9/1/36	5,487	7,653
Lockheed Martin Corp.	5.500%	11/15/39	6,000	7,963
Lockheed Martin Corp.	4.850%	9/15/41	27,534	33,544
Lockheed Martin Corp.	4.070%	12/15/42	3,745	4,107
Parker-Hannifin Corp.	4.450%	11/21/44	2,500	2,916
Raytheon Co.	4.700%	12/15/41	37,524	45,145
Raytheon Co.	4.200%	12/15/44	3,185	3,612
Rockwell Collins Inc.	4.800%	12/15/43	20,129	25,224
United Technologies Corp.	7.500%	9/15/29	14,755	22,392
United Technologies Corp.	6.130%	7/15/38	55,575	77,315
United Technologies Corp.	5.700%	4/15/40	31,350	41,927
United Technologies Corp.	4.500%	6/1/42	72,855	84,165
Communication (8.5%)
21st Century Fox America Inc.	6.400%	12/15/35	25,200	34,472
21st Century Fox America Inc.	7.900%	12/1/95	10,000	15,014
Alltel Corp.	7.880%	7/1/32	2,400	3,616
America Movil SAB de CV	6.380%	3/1/35	3,600	4,634
America Movil SAB de CV	6.130%	3/30/40	24,520	30,761
America Movil SAB de CV	4.380%	7/16/42	4,250	4,297
AT&T Inc.	6.150%	9/15/34	2,500	3,111
AT&T Inc.	6.500%	9/1/37	5,800	7,451
AT&T Inc.	6.300%	1/15/38	5,000	6,278
AT&T Inc.	6.550%	2/15/39	2,000	2,584
AT&T Inc.	5.350%	9/1/40	135,836	153,891
AT&T Inc.	5.550%	8/15/41	22,375	26,099
AT&T Inc.	4.300%	12/15/42	72,805	72,871
AT&T Inc.	4.800%	6/15/44	42,850	46,461
AT&T Inc.	4.350%	6/15/45	86,058	86,312
CBS Corp.	4.900%	8/15/44	18,470	20,432
CC Holdings GS V LLC / Crown Castle GS III Corp.	3.850%	4/15/23	1,500	1,542
Comcast Corp.	4.250%	1/15/33	10,435	11,733
Comcast Corp.	7.050%	3/15/33	10,535	15,351
Comcast Corp.	4.200%	8/15/34	2,300	2,574
Comcast Corp.	5.650%	6/15/35	42,764	56,338
Comcast Corp.	6.450%	3/15/37	18,000	25,416
Comcast Corp.	6.950%	8/15/37	57,117	84,367
Comcast Corp.	6.400%	5/15/38	10,485	14,806
Comcast Corp.	6.550%	7/1/39	11,765	16,968
Comcast Corp.	6.400%	3/1/40	19,865	28,687
Comcast Corp.	4.650%	7/15/42	21,540	25,404
Comcast Corp.	4.500%	1/15/43	14,860	17,279
Comcast Corp.	4.750%	3/1/44	66,670	80,635
4 Cox Communications Inc.	6.450%	12/1/36	9,000	11,535
4 Cox Communications Inc.	8.380%	3/1/39	19,110	28,602
Deutsche Telekom International Finance BV	8.750%	6/15/30	17,730	27,231
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.350%	3/15/40	2,500	3,111
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.000%	8/15/40	1,000	1,178
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.150%	3/15/42	1,300	1,411
Grupo Televisa SAB	5.000%	5/13/45	1,500	1,599
Historic TW Inc.	6.630%	5/15/29	22,275	29,375
Moody's Corp.	5.250%	7/15/44	2,000	2,418
NBCUniversal Media LLC	6.400%	4/30/40	2,050	2,913
NBCUniversal Media LLC	5.950%	4/1/41	18,000	24,548
NBCUniversal Media LLC	4.450%	1/15/43	33,460	38,548
Orange SA	9.000%	3/1/31	22,000	34,430

75

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Qwest Corp.	6.880%	9/15/33	2,000	2,017
4 SES GLOBAL Americas Holdings GP	5.300%	3/25/44	1,000	1,203
Telefonica Emisiones SAU	4.570%	4/27/23	1,000	1,117
Telefonica Emisiones SAU	7.050%	6/20/36	1,000	1,394
Time Warner Cable Inc.	6.550%	5/1/37	31,750	41,834
Time Warner Cable Inc.	7.300%	7/1/38	11,735	16,494
Time Warner Cable Inc.	6.750%	6/15/39	9,320	12,566
Time Warner Cable Inc.	5.500%	9/1/41	500	596
Time Warner Cable Inc.	4.500%	9/15/42	6,350	6,796
Time Warner Inc.	7.630%	4/15/31	9,000	13,046
Time Warner Inc.	6.500%	11/15/36	9,000	12,037
Verizon Communications Inc.	7.750%	12/1/30	2,000	2,865
Verizon Communications Inc.	5.850%	9/15/35	1,500	1,848
Verizon Communications Inc.	6.400%	2/15/38	40,649	52,609
Verizon Communications Inc.	6.900%	4/15/38	16,008	21,610
Verizon Communications Inc.	6.550%	9/15/43	22,780	30,875
4 Verizon Communications Inc.	4.860%	8/21/46	56,203	61,093
4 Verizon Communications Inc.	5.010%	8/21/54	15,171	16,684
Viacom Inc.	5.250%	4/1/44	7,005	7,824
Walt Disney Co.	3.700%	12/1/42	9,300	9,879
Walt Disney Co.	7.550%	7/15/93	25,900	34,354
Consumer Cyclical (6.2%)
4 Alibaba Group Holding Ltd.	4.500%	11/28/34	2,500	2,634
Amazon.com Inc.	4.800%	12/5/34	1,000	1,118
Amazon.com Inc.	4.950%	12/5/44	1,000	1,103
Brinker International Inc.	3.880%	5/15/23	2,000	2,038
Cummins Inc.	4.880%	10/1/43	1,400	1,745
Daimler Finance North America LLC	8.500%	1/18/31	17,749	28,369
Ford Motor Co.	7.450%	7/16/31	20,750	29,304
Ford Motor Co.	4.750%	1/15/43	3,000	3,363
Home Depot Inc.	5.880%	12/16/36	39,775	53,946
Home Depot Inc.	5.950%	4/1/41	12,600	17,288
Home Depot Inc.	4.200%	4/1/43	6,035	6,818
Home Depot Inc.	4.880%	2/15/44	70,200	87,349
Home Depot Inc.	4.400%	3/15/45	12,900	14,986
Lowe's Cos. Inc.	6.500%	3/15/29	24,210	32,418
Lowe's Cos. Inc.	5.500%	10/15/35	600	767
Lowe's Cos. Inc.	5.800%	10/15/36	9,300	12,339
Lowe's Cos. Inc.	6.650%	9/15/37	12,497	18,200
Lowe's Cos. Inc.	5.800%	4/15/40	8,850	11,996
Lowe's Cos. Inc.	4.650%	4/15/42	1,250	1,468
Lowe's Cos. Inc.	5.000%	9/15/43	28,090	34,995
Lowe's Cos. Inc.	4.250%	9/15/44	800	903
Macy's Retail Holdings Inc.	7.000%	2/15/28	1,250	1,642
McDonald's Corp.	6.300%	10/15/37	29,470	39,936
McDonald's Corp.	6.300%	3/1/38	34,385	46,340
McDonald's Corp.	5.700%	2/1/39	25,600	33,011
McDonald's Corp.	3.630%	5/1/43	13,250	13,279
NIKE Inc.	3.630%	5/1/43	30,604	32,807
Nordstrom Inc.	5.000%	1/15/44	1,000	1,221
Target Corp.	6.500%	10/15/37	18,673	26,895
Target Corp.	7.000%	1/15/38	1,100	1,666
Target Corp.	4.000%	7/1/42	2,000	2,155
VF Corp.	6.450%	11/1/37	2,226	3,208
Wal-Mart Stores Inc.	7.550%	2/15/30	51,000	77,816
Wal-Mart Stores Inc.	5.250%	9/1/35	4,789	6,066
Wal-Mart Stores Inc.	6.500%	8/15/37	42,625	61,743
Wal-Mart Stores Inc.	6.200%	4/15/38	83,350	117,526
Wal-Mart Stores Inc.	5.630%	4/1/40	10,000	13,469
Wal-Mart Stores Inc.	4.880%	7/8/40	20,000	24,751
Wal-Mart Stores Inc.	5.000%	10/25/40	16,855	21,079
Wal-Mart Stores Inc.	5.630%	4/15/41	75,432	102,103
Wal-Mart Stores Inc.	4.000%	4/11/43	23,245	25,572

76

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Wal-Mart Stores Inc.	4.750%	10/2/43	15,300	18,863
Wal-Mart Stores Inc.	4.300%	4/22/44	24,965	28,890
Consumer Noncyclical (11.7%)
Abbott Laboratories	6.000%	4/1/39	16,105	22,725
Abbott Laboratories	5.300%	5/27/40	1,000	1,318
Altria Group Inc.	9.950%	11/10/38	1,608	2,832
Altria Group Inc.	4.250%	8/9/42	9,105	9,265
Altria Group Inc.	5.380%	1/31/44	1,250	1,518
Amgen Inc.	6.380%	6/1/37	28,000	37,544
Anheuser-Busch Cos. LLC	6.750%	12/15/27	3,500	4,689
Anheuser-Busch Cos. LLC	6.800%	8/20/32	5,000	7,042
Anheuser-Busch Cos. LLC	5.750%	4/1/36	11,460	14,862
Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	9,000	9,400
Anheuser-Busch InBev Finance Inc.	4.630%	2/1/44	1,850	2,120
Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	41,590	68,052
Anheuser-Busch InBev Worldwide Inc.	8.000%	11/15/39	10,000	16,114
Anheuser-Busch InBev Worldwide Inc.	6.380%	1/15/40	14,844	20,457
Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	23,940	23,890
Archer-Daniels-Midland Co.	4.540%	3/26/42	21,694	25,471
Archer-Daniels-Midland Co.	4.020%	4/16/43	8,609	9,349
5 Ascension Health	4.850%	11/15/53	10,040	12,569
AstraZeneca plc	6.450%	9/15/37	56,280	79,264
Baxter International Inc.	3.650%	8/15/42	6,690	6,757
Becton Dickinson and Co.	7.000%	8/1/27	800	1,078
Becton Dickinson and Co.	6.700%	8/1/28	4,566	6,065
Becton Dickinson and Co.	4.690%	12/15/44	2,500	2,823
Bristol-Myers Squibb Co.	6.130%	5/1/38	1,846	2,560
Bristol-Myers Squibb Co.	3.250%	8/1/42	5,800	5,573
Bristol-Myers Squibb Co.	4.500%	3/1/44	22,500	26,256
Cardinal Health Inc.	4.500%	11/15/44	18,770	20,877
4 Cargill Inc.	6.130%	4/19/34	200	271
4 Cargill Inc.	6.130%	9/15/36	26,045	35,853
4 Cargill Inc.	6.630%	9/15/37	4,500	6,574
4 Cargill Inc.	4.100%	11/1/42	15,500	17,106
5 Catholic Health Initiatives Colorado GO	4.350%	11/1/42	4,000	4,140
Children's Hospital Medical Center Ohio GO	4.270%	5/15/44	500	559
City of Hope	5.620%	11/15/43	12,080	15,630
Cleveland Clinic Foundation Ohio Revenue	4.860%	1/1/14	4,000	4,550
Coca-Cola Femsa SAB de CV	5.250%	11/26/43	1,200	1,454
Diageo Capital plc	3.880%	4/29/43	12,400	13,090
Diageo Investment Corp.	4.250%	5/11/42	5,000	5,501
Dignity Health	5.270%	11/1/64	800	926
Dignity Health California GO	4.500%	11/1/42	20,865	22,780
Eli Lilly & Co.	5.500%	3/15/27	16,125	20,239
Eli Lilly & Co.	5.950%	11/15/37	200	272
Eli Lilly & Co.	4.650%	6/15/44	25,625	30,780
Gilead Sciences Inc.	5.650%	12/1/41	19,460	25,951
Gilead Sciences Inc.	4.800%	4/1/44	26,555	31,780
Gilead Sciences Inc.	4.500%	2/1/45	18,080	20,893
GlaxoSmithKline Capital Inc.	5.380%	4/15/34	18,497	23,967
GlaxoSmithKline Capital Inc.	6.380%	5/15/38	54,345	76,520
4 Grupo Bimbo SAB de CV	4.880%	6/27/44	3,000	3,190
Johnson & Johnson	6.950%	9/1/29	11,032	16,726
Johnson & Johnson	5.950%	8/15/37	2,742	3,950
Johnson & Johnson	4.500%	9/1/40	12,015	14,700
Johnson & Johnson	4.500%	12/5/43	7,950	9,848
Kaiser Foundation Hospitals	4.880%	4/1/42	28,625	34,902
Kellogg Co.	7.450%	4/1/31	14,570	19,747
Kimberly-Clark Corp.	6.630%	8/1/37	5,300	8,114
Kimberly-Clark Corp.	5.300%	3/1/41	10,800	14,325
Koninklijke Philips NV	6.880%	3/11/38	2,090	3,074
Kraft Foods Group Inc.	6.880%	1/26/39	5,870	7,444
Lorillard Tobacco Co.	7.000%	8/4/41	2,000	2,680

77

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 Mayo Clinic/Rochester MN	3.770%	11/15/43	13,095	13,809
McKesson Corp.	4.880%	3/15/44	18,395	21,877
4 Medtronic Inc.	3.500%	3/15/25	5,000	5,308
4 Medtronic Inc.	4.380%	3/15/35	35,440	39,498
Medtronic Inc.	6.500%	3/15/39	21,200	30,133
Medtronic Inc.	5.550%	3/15/40	1,490	1,917
Medtronic Inc.	4.500%	3/15/42	9,000	10,205
Medtronic Inc.	4.630%	3/15/44	2,000	2,315
4 Medtronic Inc.	4.630%	3/15/45	72,940	84,486
Memorial Sloan-Kettering Cancer Center New York GO	5.000%	7/1/42	26,775	34,025
Memorial Sloan-Kettering Cancer Center New York GO	4.130%	7/1/52	11,285	12,247
Merck & Co. Inc.	3.600%	9/15/42	9,429	9,917
Merck & Co. Inc.	4.150%	5/18/43	11,845	13,376
Mondelez International Inc.	6.500%	2/9/40	1,500	2,074
New York and Presbyterian Hospital	4.020%	8/1/45	19,585	20,080
North Shore-Long Island Jewish Health Care Inc.	4.800%	11/1/42	11,015	12,459
North Shore-Long Island Jewish Health Care Inc.
Revenue	6.150%	11/1/43	23,500	32,273
Novartis Capital Corp.	4.400%	5/6/44	29,840	36,445
Pepsi Bottling Group Inc.	7.000%	3/1/29	12,000	17,364
PepsiCo Inc.	5.500%	1/15/40	25,450	32,229
PepsiCo Inc.	4.880%	11/1/40	10,375	12,325
PepsiCo Inc.	4.000%	3/5/42	16,872	17,726
PepsiCo Inc.	3.600%	8/13/42	1,500	1,481
Pfizer Inc.	7.200%	3/15/39	53,012	81,506
Pfizer Inc.	4.300%	6/15/43	15,300	17,364
Pharmacia Corp.	6.750%	12/15/27	28,000	38,571
Philip Morris International Inc.	6.380%	5/16/38	31,340	42,756
Philip Morris International Inc.	4.130%	3/4/43	10,000	10,550
Philip Morris International Inc.	4.880%	11/15/43	31,930	37,878
Philip Morris International Inc.	4.250%	11/10/44	27,775	30,125
Procter & Gamble Co.	5.500%	2/1/34	13,500	18,425
Procter & Gamble Co.	5.550%	3/5/37	13,200	18,131
4 Roche Holdings Inc.	7.000%	3/1/39	4,900	7,781
4 Roche Holdings Inc.	4.000%	11/28/44	29,605	33,565
4 SABMiller Holdings Inc.	4.950%	1/15/42	18,000	21,228
4 SC Johnson & Son Inc.	4.000%	5/15/43	21,645	23,164
4 SC Johnson & Son Inc.	4.350%	9/30/44	14,255	16,301
St. Jude Medical Inc.	4.750%	4/15/43	37,190	42,760
Sysco Corp.	4.350%	10/2/34	3,000	3,265
Sysco Corp.	4.500%	10/2/44	44,505	48,412
Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	5,500	7,183
Tyson Foods Inc.	4.880%	8/15/34	2,000	2,327
Wyeth LLC	6.000%	2/15/36	1,600	2,218
Wyeth LLC	5.950%	4/1/37	72,150	96,785
Energy (3.9%)
Apache Corp.	6.000%	1/15/37	2,000	2,337
Apache Corp.	5.100%	9/1/40	5,665	5,962
Apache Corp.	4.750%	4/15/43	59,830	60,159
Apache Corp.	4.250%	1/15/44	500	472
Burlington Resources Finance Co.	7.400%	12/1/31	23,500	34,865
Cameron International Corp.	5.950%	6/1/41	1,250	1,436
ConocoPhillips	7.000%	3/30/29	13,150	17,541
ConocoPhillips	5.900%	10/15/32	20,300	26,420
ConocoPhillips	6.500%	2/1/39	70,435	97,244
ConocoPhillips Co.	4.300%	11/15/44	16,930	18,418
Diamond Offshore Drilling Inc.	5.700%	10/15/39	500	486
Diamond Offshore Drilling Inc.	4.880%	11/1/43	2,750	2,391
Dominion Gas Holdings LLC	4.800%	11/1/43	1,575	1,820
Encana Corp.	6.500%	5/15/19	9,990	10,962
Encana Corp.	6.500%	8/15/34	13,863	15,133
Encana Corp.	5.150%	11/15/41	7,645	7,246
Energy Transfer Partners LP	6.050%	6/1/41	1,500	1,726

78

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Energy Transfer Partners LP	5.150%	2/1/43	12,825	13,545
5 Enterprise Products Operating LLC	8.380%	8/1/66	1,835	1,941
Halliburton Co.	6.700%	9/15/38	500	690
Halliburton Co.	4.750%	8/1/43	2,300	2,556
Kinder Morgan Inc.	5.550%	6/1/45	20,350	22,039
Marathon Oil Corp.	6.600%	10/1/37	7,750	9,307
Petro-Canada	6.800%	5/15/38	11,108	14,721
Shell International Finance BV	6.380%	12/15/38	51,860	75,582
Shell International Finance BV	5.500%	3/25/40	20,955	27,120
Shell International Finance BV	4.550%	8/12/43	13,565	16,231
Suncor Energy Inc.	3.600%	12/1/24	4,855	4,978
Suncor Energy Inc.	6.500%	6/15/38	3,000	3,911
Suncor Energy Inc.	6.850%	6/1/39	7,035	9,534
Texas Eastern Transmission LP	7.000%	7/15/32	15,300	21,039
Tosco Corp.	7.800%	1/1/27	15,000	20,957
Tosco Corp.	8.130%	2/15/30	20,000	29,671
TransCanada PipeLines Ltd.	4.630%	3/1/34	5,000	5,452
TransCanada PipeLines Ltd.	6.200%	10/15/37	1,500	1,896
TransCanada PipeLines Ltd.	7.630%	1/15/39	49,700	72,748
TransCanada PipeLines Ltd.	6.100%	6/1/40	2,300	2,928
Transocean Inc.	7.500%	4/15/31	500	403
Transocean Inc.	6.800%	3/15/38	1,000	762
Transocean Inc.	7.350%	12/15/41	1,100	880
Other Industrial (0.6%)
4 Hutchison Whampoa International 11 Ltd.	4.630%	1/13/22	18,960	21,000
5 Massachusetts Institute of Technology GO	3.960%	7/1/38	25,200	28,458
Massachusetts Institute of Technology GO	5.600%	7/1/11	6,000	8,917
5 Northwestern University Illinois GO	4.640%	12/1/44	25,315	32,193
4 President & Fellows of Harvard College Massachusetts
GO	6.500%	1/15/39	3,865	5,925
Technology (2.7%)
Apple Inc.	3.850%	5/4/43	41,755	44,814
Apple Inc.	4.450%	5/6/44	26,230	31,025
Applied Materials Inc.	5.850%	6/15/41	1,150	1,478
Broadcom Corp.	4.500%	8/1/34	500	554
Cisco Systems Inc.	5.900%	2/15/39	37,500	49,892
Cisco Systems Inc.	5.500%	1/15/40	27,000	34,965
HP Enterprise Services LLC	7.450%	10/15/29	400	524
Intel Corp.	4.800%	10/1/41	24,080	28,030
Intel Corp.	4.250%	12/15/42	9,240	10,027
International Business Machines Corp.	7.000%	10/30/25	30,400	41,606
International Business Machines Corp.	4.000%	6/20/42	24,600	25,897
Microsoft Corp.	4.500%	10/1/40	1,900	2,259
Microsoft Corp.	5.300%	2/8/41	15,000	19,857
Microsoft Corp.	3.500%	11/15/42	1,750	1,784
Microsoft Corp.	3.750%	5/1/43	10,000	10,722
Microsoft Corp.	4.880%	12/15/43	500	629
Oracle Corp.	4.300%	7/8/34	3,500	3,955
Oracle Corp.	6.500%	4/15/38	40,833	58,029
Oracle Corp.	6.130%	7/8/39	19,559	26,862
Oracle Corp.	5.380%	7/15/40	43,160	54,743
Oracle Corp.	4.500%	7/8/44	2,000	2,336
4 Seagate HDD Cayman	4.750%	1/1/25	1,500	1,586
Verisk Analytics Inc.	4.130%	9/12/22	1,500	1,604
Transportation (1.4%)
Burlington Northern Santa Fe LLC	6.880%	12/1/27	15,000	20,276
Burlington Northern Santa Fe LLC	5.750%	5/1/40	18,888	24,853
Burlington Northern Santa Fe LLC	5.400%	6/1/41	8,197	10,392
Burlington Northern Santa Fe LLC	4.400%	3/15/42	9,000	9,983
Burlington Northern Santa Fe LLC	4.380%	9/1/42	3,775	4,196
Canadian Pacific Railway Co.	7.130%	10/15/31	2,013	2,909
Canadian Pacific Railway Co.	5.750%	3/15/33	900	1,155
CSX Corp.	6.220%	4/30/40	10,620	14,802

79

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
CSX Corp.	4.400%	3/1/43	21,185	23,904
CSX Corp.	4.500%	8/1/54	3,195	3,640
4 ERAC USA Finance LLC	7.000%	10/15/37	15,821	22,187
FedEx Corp.	3.900%	2/1/35	13,930	14,533
FedEx Corp.	5.100%	1/15/44	3,605	4,335
FedEx Corp.	4.100%	2/1/45	6,360	6,648
Union Pacific Corp.	3.380%	2/1/35	1,500	1,540
Union Pacific Corp.	4.750%	9/15/41	2,000	2,425
Union Pacific Corp.	4.250%	4/15/43	7,625	8,728
Union Pacific Corp.	4.750%	12/15/43	20,510	25,254
Union Pacific Corp.	4.820%	2/1/44	12,000	14,712
Union Pacific Corp.	4.150%	1/15/45	1,500	1,700
5 United Airlines 2013-1 Class A Pass Through Trust	4.300%	2/15/27	2,200	2,343
5 United Airlines 2014-1 Class A Pass Through Trust	4.000%	10/11/27	2,500	2,613
United Parcel Service Inc.	6.200%	1/15/38	8,350	11,780
United Parcel Service Inc.	4.880%	11/15/40	3,000	3,753
United Parcel Service Inc.	3.630%	10/1/42	8,290	8,723
				6,810,004
Utilities (13.9%)
Electric (13.6%)
Alabama Power Co.	5.700%	2/15/33	9,509	12,524
Alabama Power Co.	6.000%	3/1/39	5,475	7,741
Alabama Power Co.	5.500%	3/15/41	13,015	17,876
Alabama Power Co.	5.200%	6/1/41	15,000	19,879
Alabama Power Co.	4.150%	8/15/44	1,300	1,506
Ameren Illinois Co.	4.300%	7/1/44	19,415	22,912
Appalachian Power Co.	6.700%	8/15/37	38,600	55,181
Baltimore Gas & Electric Co.	6.350%	10/1/36	1,230	1,789
Berkshire Hathaway Energy Co.	6.130%	4/1/36	17,452	23,673
Berkshire Hathaway Energy Co.	5.950%	5/15/37	9,000	11,998
Berkshire Hathaway Energy Co.	5.150%	11/15/43	10,000	12,564
Berkshire Hathaway Energy Co.	4.500%	2/1/45	20,675	23,591
CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	15,775	16,589
CenterPoint Energy Houston Electric LLC	4.500%	4/1/44	1,000	1,212
Commonwealth Edison Co.	5.900%	3/15/36	2,120	2,881
Commonwealth Edison Co.	3.800%	10/1/42	22,805	24,757
Commonwealth Edison Co.	4.600%	8/15/43	12,560	15,340
Commonwealth Edison Co.	4.700%	1/15/44	15,955	19,742
Connecticut Light & Power Co.	6.350%	6/1/36	15,000	21,718
Connecticut Light & Power Co.	4.300%	4/15/44	940	1,113
Consolidated Edison Co. of New York Inc.	5.100%	6/15/33	9,330	11,149
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	10,000	13,588
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	7,980	11,121
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	12,990	19,290
Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	6,250	8,183
Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	9,045	12,216
Consolidated Edison Co. of New York Inc.	4.200%	3/15/42	10,250	11,472
Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	16,485	17,978
Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	48,300	56,594
Consolidated Edison Co. of New York Inc.	4.630%	12/1/54	7,285	8,590
Dominion Resources Inc./VA	4.700%	12/1/44	18,505	21,777
DTE Electric Co.	6.630%	6/1/36	3,110	4,669
DTE Electric Co.	4.000%	4/1/43	1,900	2,130
Duke Energy Carolinas LLC	6.450%	10/15/32	8,200	11,459
Duke Energy Carolinas LLC	6.100%	6/1/37	52,400	72,938
Duke Energy Carolinas LLC	6.050%	4/15/38	2,440	3,480
Duke Energy Carolinas LLC	5.300%	2/15/40	4,900	6,547
Duke Energy Carolinas LLC	4.250%	12/15/41	18,000	20,980
Duke Energy Carolinas LLC	4.000%	9/30/42	42,242	47,708
Duke Energy Florida Inc.	6.750%	2/1/28	2,300	3,082
Duke Energy Florida Inc.	5.650%	4/1/40	11,860	16,639
Duke Energy Indiana Inc.	6.120%	10/15/35	2,723	3,702
Duke Energy Indiana Inc.	6.350%	8/15/38	5,535	8,207

80

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Duke Energy Indiana Inc.	6.450%	4/1/39	9,100	13,620
Duke Energy Indiana Inc.	4.200%	3/15/42	14,100	16,158
Duke Energy Indiana Inc.	4.900%	7/15/43	26,810	34,544
Duke Energy Progress Inc.	5.700%	4/1/35	7,500	9,892
Duke Energy Progress Inc.	4.100%	5/15/42	1,250	1,433
Duke Energy Progress Inc.	4.100%	3/15/43	15,000	17,056
Duke Energy Progress Inc.	4.380%	3/30/44	2,000	2,403
Duke Energy Progress Inc.	4.150%	12/1/44	9,380	10,877
Entergy Louisiana LLC	4.950%	1/15/45	750	803
4 FirstEnergy Transmission LLC	4.350%	1/15/25	850	906
Florida Power & Light Co.	5.630%	4/1/34	16,275	21,657
Florida Power & Light Co.	5.400%	9/1/35	13,380	17,448
Florida Power & Light Co.	6.200%	6/1/36	400	580
Florida Power & Light Co.	5.960%	4/1/39	15,100	21,389
Florida Power & Light Co.	5.690%	3/1/40	7,350	10,339
Florida Power & Light Co.	5.250%	2/1/41	19,780	26,417
Florida Power & Light Co.	4.130%	2/1/42	11,265	12,864
Florida Power & Light Co.	3.800%	12/15/42	26,975	29,869
Florida Power & Light Co.	4.050%	10/1/44	10,825	12,456
Georgia Power Co.	5.950%	2/1/39	29,827	41,120
Georgia Power Co.	5.400%	6/1/40	10,100	13,155
Georgia Power Co.	4.750%	9/1/40	9,055	11,002
Georgia Power Co.	4.300%	3/15/42	5,000	5,760
Georgia Power Co.	4.300%	3/15/43	6,588	7,611
5 John Sevier Combined Cycle Generation LLC	4.630%	1/15/42	22,780	27,543
Kentucky Utilities Co.	4.650%	11/15/43	1,000	1,247
MidAmerican Energy Co.	5.800%	10/15/36	5,000	6,903
MidAmerican Energy Co.	4.800%	9/15/43	29,300	37,054
National Rural Utilities Cooperative Finance Corp.	4.020%	11/1/32	54,099	59,892
Nevada Power Co.	6.650%	4/1/36	5,830	8,576
Nevada Power Co.	5.380%	9/15/40	18,230	24,076
Nevada Power Co.	5.450%	5/15/41	23,620	31,768
Northern States Power Co./MN	6.200%	7/1/37	39,400	57,682
Northern States Power Co./MN	3.400%	8/15/42	8,945	9,247
Oglethorpe Power Corp.	5.380%	11/1/40	2,000	2,520
Oklahoma Gas & Electric Co.	6.500%	4/15/28	1,300	1,733
Oklahoma Gas & Electric Co.	4.550%	3/15/44	500	610
Pacific Gas & Electric Co.	6.050%	3/1/34	48,505	65,578
Pacific Gas & Electric Co.	5.800%	3/1/37	8,862	11,630
Pacific Gas & Electric Co.	6.350%	2/15/38	8,192	11,547
Pacific Gas & Electric Co.	6.250%	3/1/39	35,905	49,954
Pacific Gas & Electric Co.	5.400%	1/15/40	22,200	28,594
Pacific Gas & Electric Co.	4.500%	12/15/41	700	805
Pacific Gas & Electric Co.	5.130%	11/15/43	1,500	1,885
Pacific Gas & Electric Co.	4.750%	2/15/44	22,155	26,701
PacifiCorp	5.250%	6/15/35	1,301	1,672
PacifiCorp	6.100%	8/1/36	15,000	21,243
PacifiCorp	6.250%	10/15/37	7,815	11,201
PacifiCorp	6.350%	7/15/38	20,000	29,464
PacifiCorp	6.000%	1/15/39	32,446	45,828
PacifiCorp	4.100%	2/1/42	24,520	27,798
PECO Energy Co.	4.800%	10/15/43	24,430	30,748
PECO Energy Co.	4.150%	10/1/44	1,100	1,273
PPL Capital Funding Inc.	5.000%	3/15/44	24,735	30,264
PPL Electric Utilities Corp.	6.250%	5/15/39	10,075	14,829
PPL Electric Utilities Corp.	5.200%	7/15/41	1,250	1,655
Progress Energy Inc.	7.750%	3/1/31	4,180	6,287
PSEG Power LLC	8.630%	4/15/31	26,547	40,108
Public Service Co. of Colorado	3.600%	9/15/42	15,055	16,056
Public Service Electric & Gas Co.	3.650%	9/1/42	23,483	25,167
Public Service Electric & Gas Co.	4.000%	6/1/44	700	803
Puget Sound Energy Inc.	6.720%	6/15/36	10,000	15,560
Puget Sound Energy Inc.	6.270%	3/15/37	4,700	6,802
Puget Sound Energy Inc.	5.760%	10/1/39	1,100	1,548

81

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Puget Sound Energy Inc.	5.800%	3/15/40	20,130	28,211
Puget Sound Energy Inc.	5.760%	7/15/40	4,520	6,269
South Carolina Electric & Gas Co.	6.630%	2/1/32	35,000	48,731
South Carolina Electric & Gas Co.	6.050%	1/15/38	10,600	14,563
South Carolina Electric & Gas Co.	5.450%	2/1/41	300	392
South Carolina Electric & Gas Co.	4.350%	2/1/42	31,787	36,577
South Carolina Electric & Gas Co.	4.600%	6/15/43	3,330	3,969
South Carolina Electric & Gas Co.	4.500%	6/1/64	19,430	22,722
Southern California Edison Co.	6.000%	1/15/34	20,095	28,134
Southern California Edison Co.	5.950%	2/1/38	16,100	22,696
Southern California Edison Co.	6.050%	3/15/39	845	1,193
Southern California Edison Co.	4.500%	9/1/40	12,000	14,256
Southern California Edison Co.	3.900%	12/1/41	5,425	6,007
Southern California Edison Co.	4.050%	3/15/42	7,625	8,579
Southern California Edison Co.	4.650%	10/1/43	29,150	36,070
Southern California Edison Co.	3.600%	2/1/45	1,185	1,249
Southwestern Public Service Co.	4.500%	8/15/41	25,055	30,172
Tampa Electric Co.	6.150%	5/15/37	36,000	51,419
Tampa Electric Co.	4.100%	6/15/42	1,010	1,136
Virginia Electric & Power Co.	6.000%	5/15/37	57,330	80,325
Virginia Electric & Power Co.	4.650%	8/15/43	1,140	1,398
Virginia Electric & Power Co.	4.450%	2/15/44	6,715	8,004
Westar Energy Inc.	4.130%	3/1/42	1,175	1,338
Westar Energy Inc.	4.630%	9/1/43	1,300	1,602
Wisconsin Public Service Corp.	4.750%	11/1/44	17,500	22,081
Natural Gas (0.3%)
KeySpan Corp.	5.880%	4/1/33	12,000	14,407
KeySpan Corp.	5.800%	4/1/35	9,000	11,470
Laclede Group Inc.	4.700%	8/15/44	1,900	2,153
ONE Gas Inc.	4.660%	2/1/44	700	874
Southern California Gas Co.	5.130%	11/15/40	3,922	5,155
Southern California Gas Co.	3.750%	9/15/42	12,265	13,414
				2,365,861

Total Corporate Bonds (Cost $10,441,208)				12,756,512

Sovereign Bonds (U.S. Dollar-Denominated) (2.0%)
4 CDP Financial Inc.	5.600%	11/25/39	15,000	20,890
4 CNOOC Finance 2011 Ltd.	5.750%	1/26/41	8,620	10,916
4 CNPC HK Overseas Capital Ltd.	5.950%	4/28/41	20,040	26,200
4 Corp Nacional del Cobre de Chile	4.880%	11/4/44	1,000	1,025
Ecopetrol SA	5.880%	5/28/45	2,250	2,149
4 Electricite de France SA	6.950%	1/26/39	23,040	33,710
4 Electricite de France SA	5.600%	1/27/40	6,540	8,459
4 Electricite de France SA	4.880%	1/22/44	26,075	31,359
4 Electricite de France SA	6.000%	1/22/14	2,280	2,889
Export-Import Bank of Korea	3.250%	8/12/26	5,000	5,283
Federative Republic of Brazil	5.000%	1/27/45	4,378	4,217
4 OCP SA	5.630%	4/25/24	275	300
5 Oriental Republic of Uruguay	5.100%	6/18/50	800	870
Pertamina Persero PT	6.000%	5/3/42	650	669
4 Pertamina Persero PT	6.450%	5/30/44	300	326
Petrobras Global Finance BV	4.880%	3/17/20	200	177
Petrobras International Finance Co. SA	6.880%	1/20/40	1,050	869
Petrobras International Finance Co. SA	6.750%	1/27/41	1,550	1,264
Petroleos Mexicanos	5.500%	1/21/21	6,000	6,503
4 Petroleos Mexicanos	4.250%	1/15/25	1,575	1,553
4 Petroleos Mexicanos	5.630%	1/23/46	600	613
Province of Quebec Canada	7.500%	9/15/29	9,000	14,008
5 Republic of Colombia	5.630%	2/26/44	500	576
5 Republic of Colombia	5.000%	6/15/45	1,460	1,540
4 Republic of Indonesia	6.630%	2/17/37	200	246
Republic of Indonesia	6.630%	2/17/37	1,400	1,719
4 Republic of Indonesia	6.750%	1/15/44	1,350	1,738

82

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Republic of Kazakhstan	4.880%	10/14/44	1,230	1,076
5	Republic of Peru	6.550%	3/14/37	1,250	1,663
	Republic of Poland	4.000%	1/22/24	5,000	5,438
	Republic of Turkey	6.250%	9/26/22	1,700	1,978
	Republic of Turkey	6.000%	1/14/41	1,000	1,199
	Republic of Turkey	4.880%	4/16/43	1,350	1,415
4,5	Rio Oil Finance Trust Series 2014-3	6.750%	1/6/27	350	336
	Rosneft Oil Co. via Rosneft International Finance Ltd.	4.200%	3/6/22	500	338
	Russian Federation	5.000%	4/29/20	3,100	2,747
	Russian Federation	5.880%	9/16/43	200	164
4	Saudi Electricity Global Sukuk Co. 3	4.000%	4/8/24	2,000	2,155
	Statoil ASA	5.100%	8/17/40	15,050	18,411
	Statoil ASA	4.250%	11/23/41	2,000	2,209
	Statoil ASA	3.950%	5/15/43	28,250	29,946
4	Temasek Financial I Ltd.	3.380%	7/23/42	28,355	28,172
	United Mexican States	4.750%	3/8/44	62,951	68,007
	United Mexican States	4.600%	1/23/46	400	417
	United Mexican States	5.750%	10/12/10	2,000	2,246
	Vnesheconombank Via VEB Finance plc	6.900%	7/9/20	1,350	999

Total Sovereign Bonds (Cost $309,311)					348,984

Taxable Municipal Bonds (15.5%)
	Allentown PA Neighborhood Improvement Zone
	Development Authority Revenue	5.420%	5/1/21	1,000	1,059
	Allentown PA Neighborhood Improvement Zone
	Development Authority Revenue	5.620%	5/1/22	1,930	2,073
	American Municipal Power Ohio Inc. Revenue (Prairie
	State Energy Campus Project)	6.270%	2/15/50	53,500	71,562
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	6.790%	4/1/30	17,420	22,734
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	6.920%	4/1/40	50,115	70,409
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	6.260%	4/1/49	25,730	38,207
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	7.040%	4/1/50	13,775	21,132
	California GO	7.500%	4/1/34	28,555	44,406
	California GO	6.510%	4/1/39	25,465	30,863
	California GO	7.550%	4/1/39	55,350	89,690
	California GO	7.300%	10/1/39	109,045	167,752
	California GO	7.350%	11/1/39	200	309
	California GO	7.630%	3/1/40	30,135	48,438
	California GO	7.600%	11/1/40	74,320	121,828
	California Public Works Board Lease Revenue (Various
	Capital Projects)	8.360%	10/1/34	11,665	17,583
	Chicago IL GO	5.430%	1/1/42	1,500	1,494
	Chicago IL GO	6.310%	1/1/44	1,500	1,650
	Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	1,000	1,323
	Chicago IL O'Hare International Airport Revenue	6.400%	1/1/40	15,710	21,936
6	Commonwealth Financing Authority Pennsylvania
	Revenue	5.200%	6/1/26	25,000	28,736
	Connecticut GO	5.770%	3/15/25	18,265	22,963
	Dallas TX Area Rapid Transit Revenue	6.000%	12/1/44	1,740	2,480
	Dallas TX Area Rapid Transit Revenue	5.020%	12/1/48	2,200	2,840
	District of Columbia Water & Sewer Authority Public
	Utility Revenue	4.810%	10/1/14	2,000	2,591
	Duke University North Carolina Revenue	5.850%	4/1/37	30,450	42,018
	George Washington University District of Columbia GO	4.300%	9/15/44	3,000	3,275
	Georgia Municipal Electric Power Authority Revenue	6.640%	4/1/57	39,585	56,031
	Grand Parkway Transportation Corp. Texas System Toll
	Revenue	5.180%	10/1/42	14,620	19,167
	Houston TX GO	6.290%	3/1/32	24,610	31,533
	Illinois GO	5.100%	6/1/33	193,305	200,997

83

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Illinois Toll Highway Authority Revenue	6.180%	1/1/34	19,300	26,254
Illinois Toll Highway Authority Revenue	5.850%	12/1/34	170	232
Los Angeles CA Department of Water & Power
Revenue	5.720%	7/1/39	4,175	5,590
Los Angeles CA Department of Water & Power
Revenue	6.010%	7/1/39	11,900	15,877
Los Angeles CA Department of Water & Power
Revenue	6.570%	7/1/45	31,480	48,032
Los Angeles CA Department of Water & Power
Revenue	6.600%	7/1/50	4,155	6,521
Los Angeles CA Unified School District GO	5.760%	7/1/29	19,500	24,951
Los Angeles CA Unified School District GO	5.750%	7/1/34	10,815	14,281
Los Angeles CA Unified School District GO	6.760%	7/1/34	64,235	93,045
Los Angeles County CA Metropolitan Transportation
Authority Sales Tax Revenue	5.740%	6/1/39	15,100	19,874
Mississippi GO	5.540%	10/1/29	15,700	19,244
Missouri Health & Educational Facilities Authority
Revenue (Washington University)	3.690%	2/15/47	9,000	9,995
7 New Jersey Economic Development Authority
Revenue (State Pension Funding)	7.430%	2/15/29	50,002	64,958
New Jersey Turnpike Authority Revenue	7.410%	1/1/40	57,834	90,625
New Jersey Turnpike Authority Revenue	7.100%	1/1/41	67,555	102,464
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.720%	6/15/42	12,780	17,505
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.950%	6/15/42	18,210	25,894
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	6.010%	6/15/42	6,980	9,985
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	6.280%	6/15/42	7,225	8,536
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.880%	6/15/44	32,580	46,496
New York City NY Transitional Finance Authority Future
Tax Revenue	5.510%	8/1/37	2,875	3,774
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	7.340%	11/15/39	66,105	105,202
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	6.090%	11/15/40	5,950	8,183
New York State Dormitory Authority Revenue (Personal
Income Tax)	0.000%	3/15/33	7,325	8,998
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.630%	3/15/39	19,595	25,041
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.600%	3/15/40	2,000	2,614
New York State GO	5.590%	3/1/35	10,000	12,899
North Texas Tollway Authority System Revenue	6.720%	1/1/49	26,971	41,450
Ohio State University General Receipts Revenue	4.910%	6/1/40	12,300	15,991
Ohio State University General Receipts Revenue	4.800%	6/1/11	31,481	36,956
Oregon GO	5.890%	6/1/27	14,590	18,665
8 Oregon School Boards Association GO	4.760%	6/30/28	10,000	11,571
Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	20,335	26,465
Port Authority of New York & New Jersey Revenue	5.650%	11/1/40	15,250	19,675
Port Authority of New York & New Jersey Revenue	5.650%	11/1/40	21,245	27,371
Port Authority of New York & New Jersey Revenue	4.960%	8/1/46	2,000	2,421
Port Authority of New York & New Jersey Revenue	5.310%	8/1/46	9,260	10,437
Port Authority of New York & New Jersey Revenue	4.930%	10/1/51	42,380	51,250
Port Authority of New York & New Jersey Revenue	4.460%	10/1/62	34,890	39,017
2 President & Fellows of Harvard College Massachusetts
GO	6.300%	10/1/37	60,993	65,186
Salt River Project Arizona Agricultural Improvement &
Power District Revenue	4.840%	1/1/41	16,625	20,984
San Antonio TX Electric & Gas Systems Revenue	5.990%	2/1/39	10,450	14,743
San Antonio TX Electric & Gas Systems Revenue	4.430%	2/1/42	13,370	15,646

84

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
San Francisco CA City & County Public Utilities
Commission Water Revenue	6.950%	11/1/50	1,400	2,175
Texas Transportation Commission Revenue	5.180%	4/1/30	3,690	4,624
Texas Transportation Commission Revenue	4.630%	4/1/33	5,955	7,074
University of California Regents General Revenue	4.600%	5/15/31	11,165	12,833
University of California Regents Medical Center
Revenue	6.550%	5/15/48	25,770	36,339
University of California Regents Medical Center
Revenue	6.580%	5/15/49	8,695	12,276
University of California Revenue	5.770%	5/15/43	5,155	7,013
University of California Revenue	4.770%	5/15/44	9,290	10,278
University of California Revenue	4.860%	5/15/12	38,625	44,912
University of Texas System Revenue Financing System
Revenue	5.260%	7/1/39	11,500	15,223
University of Texas System Revenue Financing System
Revenue	4.790%	8/15/46	8,915	11,133
Washington GO	5.480%	8/1/39	8,890	11,632
Washington University Revenue	4.070%	10/15/44	9,000	10,301
6 Wisconsin GO	5.700%	5/1/26	23,025	28,110

Total Taxable Municipal Bonds (Cost $2,118,261)				2,635,900

			Shares

Temporary Cash Investments (4.0%)
Money Market Fund (1.9%)
9 Vanguard Market Liquidity Fund	0.133%		311,515,000	311,515

			Face
			Amount
			($000)
Repurchase Agreements (2.1%)
Bank of America Securities, LLC(Dated 1/30/15,
Repurchase Value $64,700,000, collateralized by
Government National Mortgage Assn. 1.625%-
4.500%, 12/20/34-1/20/45, with a value of
$65,994,000)	0.060%	2/2/15	64,700	64,700
Barclays Capital Inc.(Dated 1/30/15, Repurchase Value
$124,800,000, collateralized by U.S. Treasury
Note/Bond 2.250%-3.125%, 4/30/21-2/15/43, with a
value of $127,296,000)	0.040%	2/2/15	124,800	124,800
Citigroup Global Markets Inc.(Dated 1/30/15,
Repurchase Value $114,400,000, collateralized by
U.S. Treasury Note/Bond 0.250%, 10/31/15, with a
value of $116,688,000)	0.050%	2/2/15	114,400	114,400
RBC Capital Markets LLC(Dated 1/30/15, Repurchase
Value $57,800,000, collateralized by Federal National
Mortgage Assn. 3.000%-4.000%, 11/1/25-1/1/45, and
Federal Home Loan Mortgage Corp. 3.384%, 9/1/41,
with a value of $58,956,000)	0.080%	2/2/15	57,800	57,800
				361,700

Total Temporary Cash Investments (Cost $673,215)				673,215

		Expiration
		Date	Contract

Options on Futures Purchased (0.0%)
Call Options on 10-year U.S. Treasury Note Futures
Contracts, Strike Price $133.00		2/20/15	13	2

85

Vanguard® Long-Term Investment-Grade Fund
Schedule of Investments
January 31, 2015

			Market
	Expiration		Value
	Date	Contract	($000)
Put Options on 5-year U.S. Treasury Note Futures
Contracts, Strike Price $118.75	2/20/15	227	4
Total Options on Futures Purchased (Cost $168)			6
Total Investments (99.2%) (Cost $13,977,157)			16,912,365
Liability for Options Written (0.0%)
Call Options on 5-year U.S. Treasury Note Futures Contracts, Strike Price $119.75	2/20/15	76	(125)
Call Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $130.00	2/20/15	27	(35)
Call Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $131.00	2/20/15	26	(19)
Call Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $132.00	2/20/15	13	(4)
Put Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $128.00	2/20/15	40	(3)
Put Options on 10-year U.S. Treasury Note Futures Contracts, Strike Price $129.00	2/20/15	13	(2)
Put Options on 5-year U.S. Treasury Note Futures Contracts, Strike Price $117.75	2/20/15	227	(2)
Total Liability for Options Written (Premiums received $158)			(190)
Other Assets and Liabilities[10]—Net (0.8%)			144,227
Net Assets (100%)			17,056,402

1 Securities with a value of $30,918,000 have been segregated as initial margin for open cleared swap contracts.
2 Securities with a value of $6,500,000 have been segregated as initial margin for open futures contracts.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2015, the aggregate value of these securities was $1,133,387,000, representing 6.6% of net assets.
5 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
7 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
8 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
9 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
10 Cash of $6,859,000 has been segregated as initial margin for open futures contracts.
GO—General Obligation Bond.

86

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (3.0%)
U.S. Government Securities (3.0%)
	United States Treasury Note/Bond	1.375%	11/30/15	168,190	169,845
	United States Treasury Note/Bond	0.375%	5/31/16	170,920	171,161
1	United States Treasury Note/Bond	0.875%	11/30/16	169,570	170,974

Total U.S. Government and Agency Obligations (Cost $511,489)					511,980

Asset-Backed/Commercial Mortgage-Backed Security (0.3%)
2	Avis Budget Car Rental LLC / Avis Budget Finance Inc.
	(Cost $41,112)	5.500%	4/1/23	41,126	42,205

Corporate Bonds (93.2%)
Finance (13.7%)
	Banking (3.4%)
	Ally Financial Inc.	8.000%	3/15/20	20,841	24,853
	Ally Financial Inc.	7.500%	9/15/20	46,508	55,228
	Ally Financial Inc.	5.125%	9/30/24	39,090	40,360
2,3	Credit Suisse Group AG	6.250%	12/29/49	86,200	82,860
2	HSBC Holdings plc	5.625%	12/29/49	10,775	10,962
2	HSBC Holdings plc	6.375%	12/29/49	71,525	73,492
	Royal Bank of Scotland Group plc	6.125%	12/15/22	113,600	128,062
	Royal Bank of Scotland Group plc	6.000%	12/19/23	21,835	24,504
	Royal Bank of Scotland Group plc	5.125%	5/28/24	15,710	16,626
2,3	Societe Generale SA	6.000%	10/27/49	61,835	56,734
	UBS AG	7.625%	8/17/22	55,150	65,534
	Finance Companies (8.5%)
3	AerCap Ireland Capital Ltd. / AerCap Global Aviation
	Trust	3.750%	5/15/19	47,800	48,159
3	AerCap Ireland Capital Ltd. / AerCap Global Aviation
	Trust	4.500%	5/15/21	57,835	59,570
3	AerCap Ireland Capital Ltd. / AerCap Global Aviation
	Trust	5.000%	10/1/21	22,830	24,343
	Aircastle Ltd.	6.250%	12/1/19	11,530	12,496
	Aircastle Ltd.	5.500%	2/15/22	25,900	26,774
	CIT Group Inc.	5.250%	3/15/18	102,005	106,213
3	CIT Group Inc.	6.625%	4/1/18	120,655	130,458
3	CIT Group Inc.	5.500%	2/15/19	78,830	83,166
	CIT Group Inc.	3.875%	2/19/19	33,380	33,422
	CIT Group Inc.	5.375%	5/15/20	98,370	104,641
	CIT Group Inc.	5.000%	8/15/22	96,680	101,997
	Homer City Generation LP	8.734%	10/1/26	123,902	126,690
	International Lease Finance Corp.	8.750%	3/15/17	20,970	23,329
	International Lease Finance Corp.	3.875%	4/15/18	38,110	38,586
	International Lease Finance Corp.	5.875%	4/1/19	46,220	50,264
	International Lease Finance Corp.	6.250%	5/15/19	70,781	78,213
	International Lease Finance Corp.	8.250%	12/15/20	51,121	62,623
	International Lease Finance Corp.	4.625%	4/15/21	29,400	30,503
	International Lease Finance Corp.	8.625%	1/15/22	29,100	36,375
	International Lease Finance Corp.	5.875%	8/15/22	2,605	2,905
	iStar Financial Inc.	4.875%	7/1/18	8,955	8,798
	iStar Financial Inc.	5.000%	7/1/19	6,190	6,105
	Navient Corp.	8.450%	6/15/18	44,100	49,833
	Navient Corp.	5.500%	1/15/19	79,080	81,650
	Navient Corp.	8.000%	3/25/20	58,325	65,324
	Navient Corp.	7.250%	1/25/22	19,145	20,820
	Navient Corp.	5.500%	1/25/23	25,175	24,357
3	Provident Funding Associates LP / PFG Finance Corp.	6.750%	6/15/21	21,190	20,236
	Insurance (1.6%)
2	Hartford Financial Services Group Inc.	8.125%	6/15/38	14,430	16,306
3	Liberty Mutual Group Inc.	7.800%	3/15/37	58,440	68,667
2,3	MetLife Capital Trust IV	7.875%	12/15/67	28,995	37,114
2,3	MetLife Capital Trust X	9.250%	4/8/68	25,675	36,779

87

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Unum Group	7.375%	6/15/32	6,295	7,835
2	Voya Financial Inc.	5.650%	5/15/53	47,984	48,284
	WellCare Health Plans Inc.	5.750%	11/15/20	49,515	51,495
	Real Estate Investment Trusts (0.2%)
	Felcor Lodging LP	5.625%	3/1/23	42,805	43,554

					2,347,099
Industrial (76.2%)
	Basic Industry (7.1%)
	AK Steel Corp.	7.625%	10/1/21	77,440	65,050
	ArcelorMittal	5.750%	8/5/20	16,015	16,415
	ArcelorMittal	6.000%	3/1/21	7,280	7,507
	ArcelorMittal	6.750%	2/25/22	6,795	7,224
4,5	Arch Coal Inc. Bank Loan	6.250%	5/16/18	109,530	78,314
	Axiall Corp.	4.875%	5/15/23	7,245	7,091
	Cascades Inc.	7.875%	1/15/20	9,330	9,727
3	Cascades Inc.	5.500%	7/15/22	2,415	2,427
	Cloud Peak Energy Resources LLC / Cloud Peak Energy
	Finance Corp.	8.500%	12/15/19	6,820	6,922
	CONSOL Energy Inc.	8.250%	4/1/20	39,305	39,502
3,6	Constellium NV	4.625%	5/15/21	3,745	3,727
3	Constellium NV	8.000%	1/15/23	46,315	45,852
3	Constellium NV	5.750%	5/15/24	15,447	13,593
	Eagle Spinco Inc.	4.625%	2/15/21	23,555	23,261
3	FMG Resources August 2006 Pty Ltd.	6.875%	4/1/22	161,760	128,497
	Hexion US Finance Corp.	6.625%	4/15/20	123,010	116,244
3	Huntsman International LLC	5.125%	11/15/22	36,345	36,163
3	INEOS Finance plc	8.375%	2/15/19	56,035	59,537
3	INEOS Finance plc	7.500%	5/1/20	63,610	67,029
3,6	INEOS Group Holdings SA	5.750%	2/15/19	25,775	28,403
3	INEOS Group Holdings SA	5.875%	2/15/19	41,500	39,425
	Novelis Inc.	8.375%	12/15/17	40,790	42,524
	Novelis Inc.	8.750%	12/15/20	77,187	82,976
	Peabody Energy Corp.	7.375%	11/1/16	69,675	67,585
	Peabody Energy Corp.	6.000%	11/15/18	12,770	10,216
	Peabody Energy Corp.	6.500%	9/15/20	3,880	3,007
	Peabody Energy Corp.	6.250%	11/15/21	8,060	6,166
	Peabody Energy Corp.	7.875%	11/1/26	48,672	37,721
3	Steel Dynamics Inc.	5.125%	10/1/21	41,770	42,710
3	Steel Dynamics Inc.	5.500%	10/1/24	37,825	38,676
	United States Steel Corp.	7.375%	4/1/20	29,025	29,859
	United States Steel Corp.	6.875%	4/1/21	31,155	30,921
	United States Steel Corp.	6.650%	6/1/37	13,760	11,696
	Capital Goods (5.8%)
	Aircastle Ltd.	5.125%	3/15/21	1,020	1,030
3	Ardagh Packaging Finance plc	9.125%	10/15/20	24,775	26,231
3	Ashtead Capital Inc.	6.500%	7/15/22	28,180	30,364
3	BlueLine Rental Finance Corp.	7.000%	2/1/19	10,167	9,989
3	Building Materials Corp. of America	6.750%	5/1/21	67,904	72,657
3	Building Materials Corp. of America	5.375%	11/15/24	11,177	11,289
	Case New Holland Inc.	7.875%	12/1/17	91,500	100,993
	Clean Harbors Inc.	5.250%	8/1/20	62,913	63,699
	Clean Harbors Inc.	5.125%	6/1/21	40,024	40,224
	CNH Industrial Capital LLC	3.875%	11/1/15	8,140	8,171
	CNH Industrial Capital LLC	6.250%	11/1/16	43,785	45,755
	CNH Industrial Capital LLC	3.625%	4/15/18	34,260	33,832
3	CNH Industrial Capital LLC	3.375%	7/15/19	7,088	6,805
	Crown Americas LLC / Crown Americas Capital Corp. III	6.250%	2/1/21	38,900	40,894
3	HD Supply Inc.	5.250%	12/15/21	38,735	39,800
	Huntington Ingalls Industries Inc.	7.125%	3/15/21	43,475	47,007
	Masco Corp.	6.625%	4/15/18	3,895	4,266
	Masco Corp.	7.125%	3/15/20	59,416	68,774

88

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Masco Corp.	5.950%	3/15/22	21,100	23,579
	Masco Corp.	7.750%	8/1/29	16,486	19,124
	Masco Corp.	6.500%	8/15/32	5,880	6,141
	Owens Corning	9.000%	6/15/19	4,142	5,110
	Owens Corning	7.000%	12/1/36	5,380	6,855
3	Rexel SA	5.250%	6/15/20	5,130	5,213
	Reynolds Group Issuer Inc. / Reynolds Group Issuer
	LLC / Reynolds Group Issuer Lu	7.125%	4/15/19	63,750	66,061
	Reynolds Group Issuer Inc. / Reynolds Group Issuer
	LLC / Reynolds Group Issuer Lu	6.875%	2/15/21	1,781	1,870
	United Rentals North America Inc.	5.750%	7/15/18	15,155	15,685
	United Rentals North America Inc.	7.375%	5/15/20	63,402	68,236
	United Rentals North America Inc.	8.250%	2/1/21	3,585	3,881
	United Rentals North America Inc.	7.625%	4/15/22	40,245	44,169
	United Rentals North America Inc.	6.125%	6/15/23	11,580	12,029
	Vulcan Materials Co.	7.000%	6/15/18	51,250	56,888
	Vulcan Materials Co.	7.150%	11/30/37	7,270	7,488
	Communication (22.3%)
3	Altice Financing SA	6.625%	2/15/23	19,571	19,571
	CCO Holdings LLC / CCO Holdings Capital Corp.	7.000%	1/15/19	30,985	32,186
	CCO Holdings LLC / CCO Holdings Capital Corp.	8.125%	4/30/20	37,042	39,033
	CCO Holdings LLC / CCO Holdings Capital Corp.	6.500%	4/30/21	18,025	18,926
	CCO Holdings LLC / CCO Holdings Capital Corp.	5.250%	9/30/22	7,780	7,819
	CCO Holdings LLC / CCO Holdings Capital Corp.	5.750%	9/1/23	19,710	20,006
	CCOH Safari LLC	5.500%	12/1/22	26,140	26,499
3	Cequel Communications Holdings I LLC / Cequel
	Capital Corp.	5.125%	12/15/21	59,340	58,005
4,5	Charter Communications Operating, LLC Bank Loan	4.250%	9/12/21	101,340	101,656
	Crown Castle International Corp.	4.875%	4/15/22	39,480	39,974
	CSC Holdings LLC	7.875%	2/15/18	27,180	30,442
	CSC Holdings LLC	7.625%	7/15/18	79,045	88,530
	CSC Holdings LLC	8.625%	2/15/19	10,520	12,256
	CSC Holdings LLC	6.750%	11/15/21	10,914	12,224
	DISH DBS Corp.	7.875%	9/1/19	11,685	13,087
	DISH DBS Corp.	6.750%	6/1/21	133,715	142,406
	DISH DBS Corp.	5.875%	7/15/22	71,275	71,810
	DISH DBS Corp.	5.000%	3/15/23	15,135	14,605
3	DISH DBS Corp.	5.875%	11/15/24	1,615	1,615
	Embarq Corp.	7.995%	6/1/36	23,035	26,734
	Gannett Co. Inc.	5.125%	10/15/19	16,530	17,047
	Gannett Co. Inc.	5.125%	7/15/20	64,680	66,620
3	Gannett Co. Inc.	4.875%	9/15/21	4,115	4,110
	Gannett Co. Inc.	6.375%	10/15/23	48,800	52,033
3	Gannett Co. Inc.	5.500%	9/15/24	2,315	2,332
	Hughes Satellite Systems Corp.	6.500%	6/15/19	91,086	97,576
	IAC/InterActiveCorp	4.875%	11/30/18	19,725	20,267
	IAC/InterActiveCorp	4.750%	12/15/22	17,085	16,829
3	Inmarsat Finance plc	4.875%	5/15/22	34,230	34,144
	Intelsat Jackson Holdings SA	7.250%	4/1/19	85,330	89,170
	Intelsat Jackson Holdings SA	7.250%	10/15/20	164,947	173,194
	Intelsat Jackson Holdings SA	7.500%	4/1/21	53,900	57,269
	Intelsat Jackson Holdings SA	5.500%	8/1/23	41,350	40,937
	Lamar Media Corp.	5.875%	2/1/22	17,195	17,840
	Lamar Media Corp.	5.000%	5/1/23	33,940	34,025
3	Level 3 Escrow II Inc.	5.375%	8/15/22	68,291	69,315
3	Level 3 Financing Inc.	5.625%	2/1/23	26,620	27,019
4,5	Level 3 Financing, Inc. Bank Loan	4.000%	1/15/20	40,855	40,446
	Liberty Interactive LLC	8.500%	7/15/29	34,473	38,093
	Liberty Interactive LLC	8.250%	2/1/30	98,803	107,695
	MetroPCS Wireless Inc.	6.625%	11/15/20	75,800	78,737
	National CineMedia LLC	6.000%	4/15/22	32,455	32,901
3	NBCUniversal Enterprise Inc.	5.250%	3/29/49	62,790	67,112
3	Nielsen Finance LLC / Nielsen Finance Co.	5.000%	4/15/22	91,135	91,135

89

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	Numericable Group SA	4.875%	5/15/19	27,785	27,785
3	Numericable Group SA	6.000%	5/15/22	37,955	38,714
	Quebecor Media Inc.	5.750%	1/15/23	81,310	84,172
	Qwest Corp.	6.875%	9/15/33	29,607	29,866
	SBA Communications Corp.	5.625%	10/1/19	37,650	39,250
3	SBA Communications Corp.	4.875%	7/15/22	32,710	31,810
	SBA Telecommunications Inc.	5.750%	7/15/20	33,911	35,098
3	Sirius XM Radio Inc.	4.250%	5/15/20	8,595	8,402
3	Sirius XM Radio Inc.	4.625%	5/15/23	11,110	10,443
3	Softbank Corp.	4.500%	4/15/20	159,095	158,300
	Sprint Corp.	7.250%	9/15/21	95,745	95,865
	Sprint Corp.	7.875%	9/15/23	69,035	70,243
	Sprint Corp.	7.125%	6/15/24	24,340	23,732
3	Sprint Nextel Corp.	9.000%	11/15/18	92,545	107,121
3	Sprint Nextel Corp.	7.000%	3/1/20	135,830	147,715
	T-Mobile USA Inc.	5.250%	9/1/18	13,725	14,085
	T-Mobile USA Inc.	6.464%	4/28/19	41,835	43,404
	T-Mobile USA Inc.	6.633%	4/28/21	71,475	73,977
	T-Mobile USA Inc.	6.125%	1/15/22	10,000	10,313
	T-Mobile USA Inc.	6.731%	4/28/22	51,165	53,084
	T-Mobile USA Inc.	6.836%	4/28/23	4,943	5,116
	T-Mobile USA Inc.	6.500%	1/15/24	4,345	4,481
4,5	Tribune Company Bank Loan	4.000%	12/27/20	108,352	106,760
3	Unitymedia Hessen GmbH & Co. KG / Unitymedia
	NRW GmbH	5.500%	1/15/23	31,060	32,264
3	UPCB Finance III Ltd.	6.625%	7/1/20	74,846	78,214
3	UPCB Finance V Ltd.	7.250%	11/15/21	40,995	44,428
3	UPCB Finance VI Ltd.	6.875%	1/15/22	32,036	34,520
	Videotron Ltd.	9.125%	4/15/18	2,599	2,677
	Videotron Ltd.	5.000%	7/15/22	82,242	84,504
3	Videotron Ltd.	5.375%	6/15/24	7,178	7,393
3	Virgin Media Secured Finance plc	5.375%	4/15/21	47,210	49,098
3	Wind Acquisition Finance SA	4.750%	7/15/20	67,250	65,485
3	Ymobile Corp.	8.250%	4/1/18	45,540	47,760
	Zayo Group LLC / Zayo Capital Inc.	8.125%	1/1/20	18,783	19,887
	Zayo Group LLC / Zayo Capital Inc.	10.125%	7/1/20	30,004	33,717
3	Zayo Group LLC / Zayo Capital Inc.	6.000%	4/1/23	33,715	33,799
	Consumer Cyclical (8.8%)
3	Activision Blizzard Inc.	5.625%	9/15/21	34,485	36,813
3	Activision Blizzard Inc.	6.125%	9/15/23	48,570	52,941
	ADT Corp.	5.250%	3/15/20	10,000	10,175
	ADT Corp.	6.250%	10/15/21	68,835	73,309
3	Carlson Travel Holdings Inc.	7.500%	8/15/19	25,375	25,502
3	Carlson Wagonlit BV	6.875%	6/15/19	76,610	79,674
3	Cedar Fair LP / Canada's Wonderland Co. / Magnum
	Management Corp.	5.375%	6/1/24	25,675	25,932
	Chrysler Group LLC / CG Co-Issuer Inc.	8.000%	6/15/19	90,055	94,783
	Chrysler Group LLC / CG Co-Issuer Inc.	8.250%	6/15/21	64,265	71,414
	Dana Holding Corp.	5.375%	9/15/21	16,781	17,263
4,5	Delta Alpha Topco Bank Loan	7.750%	7/29/22	51,730	50,243
	General Motors Co.	6.250%	10/2/43	19,260	24,027
	General Motors Financial Co. Inc.	4.750%	8/15/17	97,350	103,434
	General Motors Financial Co. Inc.	3.250%	5/15/18	13,040	13,268
	General Motors Financial Co. Inc.	6.750%	6/1/18	43,795	49,707
	General Motors Financial Co. Inc.	4.250%	5/15/23	14,530	15,148
3	Group 1 Automotive Inc.	5.000%	6/1/22	16,505	16,257
4,5	Hilton Worldwide Finance LLC Bank Loan	3.500%	10/26/20	3,625	3,579
4,5	Hilton Worldwide Finance LLC Bank Loan	3.500%	10/26/20	27,190	26,842
4,5	Hilton Worldwide Finance LLC Bank Loan	3.500%	10/26/20	14,501	14,316
4,5	Ion Media Networks Bank Loan	4.750%	12/18/20	45,388	44,821
	KB Home	4.750%	5/15/19	25,825	24,534
	KB Home	8.000%	3/15/20	3,920	4,106
	KB Home	7.000%	12/15/21	3,815	3,777

90

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	KB Home	7.500%	9/15/22	6,935	7,108
	L Brands Inc.	8.500%	6/15/19	2,975	3,585
	L Brands Inc.	7.000%	5/1/20	22,210	25,208
	L Brands Inc.	6.625%	4/1/21	42,435	47,952
	L Brands Inc.	5.625%	2/15/22	14,385	15,572
4,5	La Quinta Intermediate Holdings LLC Bank Loan	4.000%	4/14/21	60,512	59,857
	Neiman Marcus Group Inc.	7.125%	6/1/28	63,150	63,624
	Penske Automotive Group Inc.	5.750%	10/1/22	7,105	7,407
	Penske Automotive Group Inc.	5.375%	12/1/24	8,560	8,731
3	Realogy Group LLC	7.625%	1/15/20	57,160	61,447
	Sally Holdings LLC / Sally Capital Inc.	6.875%	11/15/19	44,399	47,285
	Sally Holdings LLC / Sally Capital Inc.	5.750%	6/1/22	22,170	23,722
	Service Corp. International	7.625%	10/1/18	35,040	39,464
	Service Corp. International	5.375%	1/15/22	27,630	28,597
	Sonic Automotive Inc.	7.000%	7/15/22	970	1,061
	Sonic Automotive Inc.	5.000%	5/15/23	6,555	6,457
	Tenneco Inc.	6.875%	12/15/20	29,075	30,929
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	7.875%	5/1/20	9,950	10,447
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	7.750%	8/15/20	73,000	77,745
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	5.375%	3/15/22	49,010	49,990
	Consumer Noncyclical (12.9%)
3	Amsurg Corp.	5.625%	7/15/22	51,010	52,795
	ARAMARK Corp.	5.750%	3/15/20	45,085	46,888
	Biomet Inc.	6.500%	8/1/20	60,850	64,805
	Biomet Inc.	6.500%	10/1/20	75,990	80,170
3	Capsugel SA	7.000%	5/15/19	46,650	47,635
	CHS/Community Health Systems Inc.	5.125%	8/15/18	54,960	56,815
	CHS/Community Health Systems Inc.	7.125%	7/15/20	33,665	35,853
	CHS/Community Health Systems Inc.	5.125%	8/1/21	15,235	15,825
	CHS/Community Health Systems Inc.	6.875%	2/1/22	149,325	159,031
3	Endo Finance LLC / Endo Finco Inc.	6.000%	2/1/25	35,320	35,982
3	Envision Healthcare Corp.	5.125%	7/1/22	86,215	87,508
3	Fresenius Medical Care US Finance II Inc.	5.625%	7/31/19	38,265	41,613
3	Fresenius Medical Care US Finance Inc.	6.500%	9/15/18	5,830	6,471
3	Fresenius Medical Care US Finance Inc.	5.750%	2/15/21	44,830	49,537
3	Grifols Worldwide Operations Ltd.	5.250%	4/1/22	34,184	34,697
	HCA Holdings Inc.	6.250%	2/15/21	27,980	30,288
	HCA Inc.	3.750%	3/15/19	17,860	18,039
	HCA Inc.	6.500%	2/15/20	127,050	142,773
	HCA Inc.	5.875%	3/15/22	60,405	67,352
	HCA Inc.	4.750%	5/1/23	72,500	75,944
	HCA Inc.	5.875%	5/1/23	10,000	10,850
	HCA Inc.	5.375%	2/1/25	15,875	16,391
	HCA Inc.	7.690%	6/15/25	4,510	5,096
3	Hypermarcas SA	6.500%	4/20/21	68,365	71,485
3	IMS Health Inc.	6.000%	11/1/20	93,781	98,001
	Kinetic Concepts Inc / KCI USA Inc	10.500%	11/1/18	70,000	76,825
4,5	Lands' End Inc. Bank Loan	0.000%	3/12/21	1,885	1,814
4,5	Lands' End Inc. Bank Loan	0.000%	4/2/21	2,895	2,787
4,5	Lands' End Inc. Bank Loan	0.000%	4/2/21	2,895	2,786
4,5	Lands' End Inc. Bank Loan	0.000%	4/4/21	1,500	1,448
4,5	Lands' End Inc. Bank Loan	0.000%	4/4/21	2,000	1,925
4,5,7	Lands' End, Inc. Bank Loan	4.250%	3/12/21	95,282	91,709
	LifePoint Hospitals Inc.	6.625%	10/1/20	17,460	18,355
	LifePoint Hospitals Inc.	5.500%	12/1/21	10,000	10,538
3	MPH Acquisition Holdings LLC	6.625%	4/1/22	34,855	36,336
4,5	MPH Acquisition Holdings LLC Bank Loan	3.750%	3/31/21	35,895	34,968
	Party City Holdings Inc.	8.875%	8/1/20	105,350	114,041
3	Salix Pharmaceuticals Ltd.	6.000%	1/15/21	79,692	84,673
	Tenet Healthcare Corp.	6.250%	11/1/18	40,210	43,728
3	Tenet Healthcare Corp.	5.000%	3/1/19	43,950	44,060
3	Tenet Healthcare Corp.	5.500%	3/1/19	24,215	24,578
	Tenet Healthcare Corp.	4.750%	6/1/20	16,875	17,255

91

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Tenet Healthcare Corp.	4.500%	4/1/21	42,147	42,569
	Tenet Healthcare Corp.	4.375%	10/1/21	106,480	106,347
	Tenet Healthcare Corp.	8.125%	4/1/22	45,105	50,856
4,5	US Foods Inc. Bank Loan	4.500%	3/31/17	45,971	45,810
	Energy (8.9%)
	AmeriGas Finance LLC / AmeriGas Finance Corp.	6.750%	5/20/20	25,965	27,133
	AmeriGas Finance LLC / AmeriGas Finance Corp.	7.000%	5/20/22	47,695	49,841
	Antero Resources Finance Corp.	5.375%	11/1/21	22,785	22,215
3	Antero Resources Finance Corp.	5.125%	12/1/22	53,185	50,925
3	California Resources Corp.	5.000%	1/15/20	6,110	5,285
3	California Resources Corp.	5.500%	9/15/21	45,350	38,434
3	California Resources Corp.	6.000%	11/15/24	31,435	25,777
	Chesapeake Energy Corp.	6.625%	8/15/20	34,575	36,909
	Chesapeake Energy Corp.	6.125%	2/15/21	1,455	1,528
	Chesapeake Energy Corp.	4.875%	4/15/22	11,561	11,445
	Concho Resources Inc.	7.000%	1/15/21	15,256	16,057
	Concho Resources Inc.	6.500%	1/15/22	19,940	20,837
	Concho Resources Inc.	5.500%	10/1/22	85,170	85,383
	Denbury Resources Inc.	6.375%	8/15/21	12,445	11,605
	Denbury Resources Inc.	5.500%	5/1/22	62,460	55,277
	Denbury Resources Inc.	4.625%	7/15/23	29,500	25,149
4,5	Energy Future Intermediate Holding Company LLCBank
	Loan	4.250%	6/6/16	14,500	14,500
	Energy Transfer Equity LP	7.500%	10/15/20	76,385	84,978
	EP Energy LLC / Everest Acquisition Finance Inc.	6.875%	5/1/19	18,015	18,195
	EP Energy LLC / Everest Acquisition Finance Inc.	9.375%	5/1/20	75,787	76,355
	Ferrellgas LP / Ferrellgas Finance Corp.	6.500%	5/1/21	73,031	71,570
	Harvest Operations Corp.	6.875%	10/1/17	75,600	68,229
	Kinder Morgan Inc.	6.500%	9/15/20	28,700	33,159
3	Kinder Morgan Inc.	5.625%	11/15/23	32,010	35,364
	Kinder Morgan Inc.	7.750%	1/15/32	26,290	33,210
	Laredo Petroleum Inc.	5.625%	1/15/22	29,410	26,028
	MarkWest Energy Partners LP / MarkWest Energy
	Finance Corp.	6.750%	11/1/20	3,180	3,323
	MarkWest Energy Partners LP / MarkWest Energy
	Finance Corp.	6.500%	8/15/21	8,533	8,938
	MarkWest Energy Partners LP / MarkWest Energy
	Finance Corp.	6.250%	6/15/22	26,425	27,812
	MarkWest Energy Partners LP / MarkWest Energy
	Finance Corp.	4.875%	12/1/24	24,240	24,482
3	MEG Energy Corp.	6.375%	1/30/23	30,650	27,279
3	MEG Energy Corp.	7.000%	3/31/24	38,500	34,843
	Newfield Exploration Co.	6.875%	2/1/20	16,575	16,720
	Newfield Exploration Co.	5.750%	1/30/22	10,890	10,822
	Newfield Exploration Co.	5.625%	7/1/24	13,045	12,915
3	Paragon Offshore plc	6.750%	7/15/22	31,630	15,182
3	Paragon Offshore plc	7.250%	8/15/24	22,570	10,834
	QEP Resources Inc.	6.875%	3/1/21	15,540	16,123
	QEP Resources Inc.	5.375%	10/1/22	1,940	1,853
	QEP Resources Inc.	5.250%	5/1/23	3,880	3,676
	Range Resources Corp.	6.750%	8/1/20	13,580	14,157
	Range Resources Corp.	5.750%	6/1/21	44,365	45,918
	Range Resources Corp.	5.000%	8/15/22	16,325	16,203
	Rosetta Resources Inc.	5.625%	5/1/21	2,385	2,254
	Rosetta Resources Inc.	5.875%	6/1/22	47,010	44,189
3	Seadrill Ltd.	6.125%	9/15/17	71,195	59,626
3	SM Energy Co.	6.125%	11/15/22	22,705	22,081
3	Southern Star Central Corp.	5.125%	7/15/22	14,790	14,883
	Tesoro Corp.	5.125%	4/1/24	31,790	31,631
3	Tesoro Logistics LP / Tesoro Logistics Finance Corp.	5.500%	10/15/19	5,220	5,324
3	Tesoro Logistics LP / Tesoro Logistics Finance Corp.	6.250%	10/15/22	15,470	15,779
	WPX Energy Inc.	6.000%	1/15/22	29,315	28,436
	WPX Energy Inc.	5.250%	9/15/24	61,930	57,827

92

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Technology (9.1%)
3	Alcatel-Lucent USA Inc.	4.625%	7/1/17	8,570	8,709
3	Audatex North America Inc.	6.000%	6/15/21	78,106	81,426
3	Audatex North America Inc.	6.125%	11/1/23	30,295	31,583
4,5	Avago Technologies Limited Bank Loan	3.750%	5/6/21	162	161
4,5	Avago Technologies Limited Bank Loan	3.750%	5/6/21	55,980	55,840
4,5	Avago Technologies Limited Bank Loan	3.750%	5/6/21	8,284	8,263
	CDW LLC / CDW Finance Corp.	6.000%	8/15/22	118,945	125,190
	CDW LLC / CDW Finance Corp.	5.500%	12/1/24	4,540	4,574
	Equinix Inc.	4.875%	4/1/20	9,545	9,736
	Equinix Inc.	5.375%	4/1/23	20,864	21,542
3	First Data Corp.	7.375%	6/15/19	53,405	55,942
3	First Data Corp.	8.875%	8/15/20	16,299	17,481
3	First Data Corp.	6.750%	11/1/20	35,065	37,563
3	First Data Corp.	8.250%	1/15/21	113,800	121,481
	First Data Corp.	11.250%	1/15/21	9,927	11,242
	First Data Corp.	12.625%	1/15/21	49,375	58,571
	First Data Corp.	11.750%	8/15/21	15,725	18,103
4,5	First Data Corp. Bank Loan	3.668%	3/23/18	67,853	66,475
	Flextronics International Ltd.	4.625%	2/15/20	22,975	23,837
	Flextronics International Ltd.	5.000%	2/15/23	32,120	33,405
3	Freescale Semiconductor Inc.	5.000%	5/15/21	36,815	37,551
3	Freescale Semiconductor Inc.	6.000%	1/15/22	22,130	23,458
4,5	Freescale Semiconductor Inc. Bank Loan	4.250%	3/1/20	99,975	98,330
3	Infor Software Parent LLC	7.125%	5/1/21	7,770	7,809
	Infor US Inc.	11.500%	7/15/18	45,331	49,411
	Infor US Inc.	9.375%	4/1/19	36,621	39,368
4,5	Infor US Inc. Bank Loan	3.750%	4/5/18	18,893	18,413
3,8	Iron Mountain Europe plc	6.125%	9/15/22	22,240	34,696
	Iron Mountain Inc.	7.750%	10/1/19	32,810	35,066
	Iron Mountain Inc.	5.750%	8/15/24	22,675	23,015
	NCR Corp.	4.625%	2/15/21	62,314	60,912
3	NXP BV / NXP Funding LLC	3.750%	6/1/18	37,440	37,674
3	NXP BV / NXP Funding LLC	5.750%	3/15/23	8,635	9,153
3	Open Text Corp.	5.625%	1/15/23	30,770	31,693
3	Sensata Technologies BV	5.625%	11/1/24	2,395	2,530
	SunGard Data Systems Inc.	7.375%	11/15/18	26,097	27,173
	SunGard Data Systems Inc.	6.625%	11/1/19	108,115	108,926
	SunGard Data Systems Inc.	7.625%	11/15/20	98,546	104,951
	Transportation (1.3%)
3	Avis Budget Car Rental LLC / Avis Budget Finance Inc.	5.125%	6/1/22	26,270	26,467
3	Avis Budget Car Rental LLC / Avis Budget Finance Inc.	5.500%	4/1/23	14,510	14,891
2	Continental Airlines 2007-1 Class B Pass Through Trust	6.903%	4/19/22	18,861	20,205
	Hertz Corp.	4.250%	4/1/18	8,940	8,951
	Hertz Corp.	6.750%	4/15/19	82,360	85,551
	Hertz Corp.	5.875%	10/15/20	4,565	4,656
	Hertz Corp.	7.375%	1/15/21	60,490	63,893
					12,994,458
Utilities (3.3%)
	Electric (3.3%)
	AES Corp.	8.000%	10/15/17	5,568	6,195
	AES Corp.	8.000%	6/1/20	19,980	22,627
	AES Corp.	4.875%	5/15/23	25,000	24,125
	AES Corp.	5.500%	3/15/24	79,360	78,963
3	Calpine Corp.	6.000%	1/15/22	16,165	17,377
	Calpine Corp.	5.375%	1/15/23	4,775	4,847
3	Calpine Corp.	5.875%	1/15/24	9,230	9,853
	Calpine Corp.	5.750%	1/15/25	109,915	111,701
	DPL Inc.	7.250%	10/15/21	102,130	104,173
3	Dynegy Finance I Inc / Dynegy Finance II Inc	7.375%	11/1/22	39,350	40,629
3	Dynegy Finance I Inc / Dynegy Finance II Inc	7.625%	11/1/24	17,690	18,287
	Dynegy Inc.	5.875%	6/1/23	28,000	26,950

93

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
GenOn Energy Inc.	9.500%	10/15/18	54,525	54,252
NRG Energy Inc.	7.875%	5/15/21	5,810	6,260
NRG Energy Inc.	6.250%	7/15/22	12,340	12,649
NRG Energy Inc.	6.625%	3/15/23	2,425	2,516
NRG Energy Inc.	6.250%	5/1/24	19,415	19,415

				560,819

Total Corporate Bonds (Cost $15,588,570)				15,902,376

			Shares

Preferred Stocks (1.3%)
GMAC Capital Trust I Pfd.	8.125%		4,743,200	124,651
Hartford Financial Services Group Inc. Pfd.	7.875%		3,017,200	92,115
Citigroup Capital XIII Pfd.	7.875%		275,250	7,292
Total Preferred Stocks (Cost $206,604)				224,058
Other (0.0%)

MediaNews Group Inc. Warrants Exp. 03/19/2017 (Cost $27,348)			73,622	160

Temporary Cash Investments (1.3%)

			Face
			Amount
			($000)
Repurchase Agreements (1.3%)
Bank of America Securities, LLC(Dated 1/30/15,
Repurchase Value $38,200,000, collateralized by
Government National Mortgage Assn. 3.000%-
4.000%, 5/20/42-9/15/49, with a value of
$38,964,000)	0.060%	2/2/15	38,200	38,200
RBC Capital Markets LLC(Dated 1/30/15, Repurchase
Value $67,700,000, collateralized by Federal Home
Loan Mortgage Corp. 3.500%, 8/1/42, Federal
National Mortgage Assn. 2.919%-4.000%, 10/1/29-
3/1/44, and Government National Mortgage Assn.
2.375%, 8/20/39, with a value of $69,054,000)	0.080%	2/2/15	67,700	67,700
TD Securities (USA) LLC(Dated 1/30/15, Repurchase
Value $107,100,000, collateralized by Federal Home
Loan Mortgage Corp. 3.000%-4.500%, 12/1/26-
4/1/42, Federal National Mortgage Assn. 2.500%-
6.000%, 4/1/25-11/1/44, and U.S. Treasury
Note/Bond 0.875%, 12/31/16, with a value of
$109,242,000)	0.070%	2/2/15	107,100	107,100

Total Temporary Cash Investments (Cost $213,000)				213,000

Total Investments (99.1%) (Cost $16,588,123)				16,893,779
Other Assets and Liabilities—Net (0.9%)				161,275
Net Assets (100%)				17,055,054

1 Securities with a value of $1,960,000 have been segregated as collateral for open forward currency contracts.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2015, the aggregate value of these securities was $4,695,888,000, representing 27.5% of net assets.
4 Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective. At January 31, 2015, the aggregate value of these securities was $972,063,000, representing 5.7% of net assets.
5 Adjustable-rate security.
6 Face amount denominated in euro.

94

Vanguard® High-Yield Corporate Fund
Schedule of Investments
January 31, 2015

7 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of January 31, 2015.
8 Face amount denominated in British pounds.

95

© 2015 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

SNA390 032015

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Fixed Income Securities Funds and the Shareholders of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund and Vanguard High-Yield Corporate Fund:

In our opinion, the accompanying statements of net assets - investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund and Vanguard High-Yield Corporate Fund (constituting separate portfolios of Vanguard Fixed Income Securities Funds, hereafter referred to as the "Funds") at January 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2015 by correspondence with the custodians and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

March 17, 2015

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700, Philadelphia, PA 19103-7042
T: (267) 330-3000, F: (267) 330-3300, www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FIXED INCOME SECURITIES FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: March 19, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FIXED INCOME SECURITIES FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: March 19, 2015

VANGUARD FIXED INCOME SECURITIES FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: March 19, 2015

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.